                               Sierra Trust Funds

                               SEMI-ANNUAL REPORT

                            for the six months ended
                                December 31, 1995


                                DIVERSIFICATION:

                                   A SOLUTION

                                   FOR TODAY'S

                                    INVESTOR



                                     [LOGO]

                                     [LOGO]


                          Message from the President 1
                          ----------------------------

                      1995 Year in Review / 1996 Outlook 2
                      ------------------------------------

                            Individual Fund Reviews 3
                            -------------------------

                     Statements of Assets and Liabilities 30
                     ---------------------------------------

                           Statements of Operations 34
                           ---------------------------

                     Statements of Changes in Net Assets 36
                     --------------------------------------

        Statements of Changes in Net Assets -- Capital Stock Activity 40
        ----------------------------------------------------------------

                           Statement of Cash Flows 44
                           --------------------------

                             Financial Highlights 46
                             -----------------------

                           Portfolio of Investments 62
                           ---------------------------

                        Notes to Financial Statements 98
                        --------------------------------

            Time -- Not Timing -- Can Lead to Investment Success 114
            --------------------------------------------------------

[photo]

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------


DEAR
SHAREHOLDER:

We are pleased to provide you with the SIERRA TRUST FUNDS Semi-Annual Report for the six-month period ended December 31, 1995.

Over the past year, strong performances in the U.S. financial markets were very positive reminders that staying invested through periods of market turbulence can be a wise strategy.

In 1995, equity mutual funds averaged returns of 31.08%, while taxable bond funds on average returned 15.20% according to Lipper Analytical Services. This positive market environment was in sharp contrast to 1994, when rising interest rates and fears of impending inflation led to sharp declines in the prices of intermediate- and long-term bonds, as well as generally lackluster performance in stock investments.

The past year was also favorable for many SIERRA shareholders, and our commitment to professional portfolio management continued to successfully serve our long-term investors. Throughout 1995, the SIERRA TRUST FUNDS continued to grow, ending the year with 274,137 SIERRA TRUST shareholder accounts diversified among our family of 16 mutual funds, and $2.9 billion in total assets under management as of December 31, 1995.

As the markets propelled to new highs, a number of SIERRA TRUST FUNDS provided shareholders with significant, double-digit total returns for the 12 months ending December 31, 1995. Additionally, for the one-year time period, the SIERRA CORPORATE INCOME FUND and the SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND achieved outstanding total return performance recognition from Lipper Analytical Services. The SIERRA CORPORATE INCOME FUND was ranked Sixth among a total of 82 mutual funds in the Corporate Debt Funds BBB-Rated category,* and the SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND was ranked Number One by Lipper among a total of 27 funds in the California Intermediate Municipal Debt Funds category for the one-year period ending December 31, 1995.**

Over the past year, the Dow Jones Industrial Average's record-breaking surge past 5,000 captured public attention, and may well have contributed to record inflows to stock mutual funds. According to the Investment Company Institute
(ICI), new investments into domestic stock funds totaled $117 billion for the 12 months ended December, 1995, ahead of the previous single-year asset record of $91 billion for that category set in 1993.

However, this surge into equity mutual funds, coinciding with the Dow Jones Industrial Average breaking through the 5,000 level in November, may suggest that many investors may be attempting to "time" the market in managing their investments. Market timing is the practice of attempting to buy investments when prices are rising and sell when prices begin to decline. Unfortunately, many investors who practice this strategy often run the risk of substantially underperforming the markets, as even the top economists and market strategists can't always time the market.

Historical data shows that investors who stay invested through both up and down market cycles can substantially affect their returns. For example, missing just the three best months in the S&P 500 from January 1, 1990, through December 31, 1995, would have reduced an investor's compound average annual return from 13.02% to 8.04%.***

Rather than focusing on the market's current strength or weakness, we believe that investors will be better served by working with their Investment Representative to establish specific investment goals and develop an appropriate long-term strategy. Investing on a regular basis, diversification and a long-term horizon are keys to reaching your financial goals throughout changing market climates.

As you consider your investment strategies in 1996 and beyond, please know that SIERRA remains fully committed to helping you achieve your financial goals over time.

Thank you for selecting the SIERRA TRUST FUNDS. We appreciate the confidence you have placed with us, and look forward to serving your investment needs in the years to come.


Sincerely,



/s/ F. BRIAN CERINI
F. BRIAN CERINI
PRESIDENT


  * The SIERRA CORPORATE INCOME FUND ranked Fifth among a total of 27 funds in the Corporate Debt Funds BBB-Rated category for the five-year period ending 12/31/95.

 ** Lipper rankings exclude sales charges. Rankings represent past performance and are no guarantee of future results.

*** Source: Ibbotson Associates. The market is represented by the Standard &
    Poor's Composite of 500 stocks, a group of unmanaged stocks regarded to be representative of the stock market in general. Results assume the reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                     FOR MOST INVESTORS, AN EXCEPTIONAL YEAR
--------------------------------------------------------------------------------

                               1995 YEAR IN REVIEW

                                  1996 OUTLOOK

--------------------------------------------------------------------------------

BY ALMOST ANY MEASURE, the performance of U.S. investment markets in 1995 far exceeded investor expectations. The meteoric rise -- 37.58% through 12/31/95 -- of the S&P 500 (Standard & Poor's Composite Index of 500 Stocks), was even more impressive coming after a disappointing 1994. The U.S. bond market recovered spectacularly as well. Long-term bonds returned 29.93% for the 12 months ended December 31 as the yield on the 30-year Treasury bond fell to slightly under 6%, the lowest level in two years.

MARKET HIGHLIGHTS

Over the past year, moderate economic growth and low inflation were positive factors for both stocks and bonds. With inflation remaining in check, the Federal Reserve reversed course in mid-1995 and began lowering short-term interest rates. From July through December, the Federal Reserve cut short-term rates on two separate occasions. This led to rallies in both the stock and bond markets, as long-term interest rates also fell.

Strength in the bond markets, resulting primarily from falling interest rates, also reflected investor expectations that Congress and the Clinton administration would reach an agreement on a balanced budget and tax relief in 1996.

In the U.S. stock market, 1995 attention focused on the record-breaking surge of the Dow Jones Industrial Average through 4,000 early last year and 5,000 just before Thanksgiving. It took 88 years for the Dow to cross 1,000 but its sprint from 4,000 to 5,000 took just nine months. In early 1996, the Dow has continued to reach new highs.

Continued strength in corporate earnings contributed to the stock market's climb. Pre-tax corporate profits for non-financial U.S. companies were expected to approach $500 billion in 1995, nearly double that of 1992. Profits were also exceptionally strong in certain market segments. For example, small-cap stocks as a group performed well in the first half of the year but were outpaced by the broader market in the fourth quarter, with small company stocks returning 34.46% for the full year.

1995 MARKET RETURNS OF MAJOR ASSET CLASSES

LARGE COMPANY STOCKS                37.58%
SMALL COMPANY STOCKS                34.46%
LONG-TERM BONDS                     29.93%
INTERNATIONAL STOCKS                11.21%
TREASURY BILLS                       5.81%

Sources: Ibbotson Associates - T-bills represent 90-day U.S. Treasury Bills; bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index; small company stocks are represented by Ibbotson Small Company Index. Large company stocks are represented by S&P 500 Composite Index. International stocks are represented by MSCI EAFE Index. Indexes represent unmanaged performance. T-bills are generally considered the safest securities because they are short term and offer a fixed yield at maturity, which is guaranteed by the U.S. government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any SIERRA TRUST FUND.

FACTORS FOR 1996

Looking ahead to factors that may affect the U.S. markets in 1996, it is expected that the economic growth rate will be slightly below 3%, with inflation at roughly the same level. As a result, interest rates should remain generally stable, adjusting up or down in response to growth and inflation outlooks.

Moderate growth and low inflation should be positive indicators for stocks and stock mutual funds. However, market returns may be constrained by slower growth in corporate earnings. Many estimates put the current price-to-earnings ratio (share prices divided by corporate earnings) for stocks in the S&P 500 at about
17. This compares favorably with historical levels, and may indicate that in general, the stock

CONTINUED ON PAGE 113

--------------------------------------------------------------------------------
INDIVIDUAL FUND REVIEWS
--------------------------------------------------------------------------------

SIERRA INVESTMENT
ADVISORS CORPORATION

SIERRA Investment Advisors Corporation ("SIERRA Advisors"), a registered investment advisor, is the investment advisor to the SIERRA Trust Funds, and has general oversight responsibility for the services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. SIERRA Advisors supervises the Portfolio Managers' day-to-day management of the Funds in the SIERRA Trust Funds family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

STEPHEN C. SCOTT
PRESIDENT AND CHIEF INVESTMENT OFFICER

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He joined the firm in 1988, and is responsible for providing economic analysis, as well as conducting investment analysis and management for the SIERRA Asset Management (SAM) Account. Prior to joining SIERRA Advisors, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

MICHAEL D. GOTH
CHIEF OPERATING OFFICER

Mr. Goth received his B.S. and M.S. degrees from Rensselaer Polytechnic Institute of New York, and M.B.A. from Harvard Business School. He joined the firm in 1991 and is responsible for the supervision of the SIERRA Trust Funds' Portfolio Managers. Previously, he served as Vice President of The Boston Company Advisors, Inc. He also served as Executive Vice President of the GIT Mutual Fund Group for over ten years.

UNDERSTANDING THE
ENCLOSED CHARTS AND
PERFORMANCE FIGURES

In order to help you understand the SIERRA Trust Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the value of the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day average yield is computed by dividing net investment income per share earned over the one-month period ended December 31, 1995, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

--------------------------------------------------------------------------------
                                     TO OUR
                                  SHAREHOLDERS:
--------------------------------------------------------------------------------

WE ARE PLEASED TO PROVIDE YOU WITH AN OVERVIEW OF THE FOLLOWING FUNDS IN THE SIERRA TRUST FUNDS FAMILY FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995. TO HELP YOU BETTER UNDERSTAND THE OUTSTANDING INVESTMENT MANAGEMENT AVAILABLE TO YOU AS A SIERRA TRUST FUNDS' SHAREHOLDER, WE HAVE ALSO INCLUDED BIOGRAPHIES HIGHLIGHTING THE INVESTMENT PROFESSIONALS MANAGING YOUR FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.
THOMAS M. POOR

Mr. Poor, Managing Director of Scudder, is the portfolio manager for the SIERRA SHORT TERM HIGH QUALITY BOND FUND. He is a Chartered Financial Analyst and has been with Scudder since 1970. Mr. Poor has had primary investment management responsibility for the Fund since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (November 1, 1993) through December 31, 1995, the SIERRA SHORT TERM HIGH QUALITY BOND FUND (Class A Shares) advanced 3.75% on an average annual total return basis, or 2.05% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 10.03%, or 6.18% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 5.87%. For additional information, including Class B and Class S Share performance, see the accompanying chart.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The second half of 1995 produced an economic backdrop that was quite favorable for bond investors. U.S. economic growth remained moderate as businesses reduced inventories, foreign economies continued to falter, and consumer spending was flat. Meanwhile, inflation stayed subdued and even showed signs of decreasing. The Federal Reserve greeted this impressive inflation result by lowering short-term interest rates by 0.25 percent on two occasions during the year. After falling for the first half of 1995, the U.S. Dollar also staged a dramatic comeback against the Japanese Yen. Adding to this positive economic environment was the potential for a credible deficit reduction plan. As the Republicans gained power in Congress, deficit reduction and a balanced budget moved to the forefront of the political agenda.

With interest rates falling as a result of slow economic growth and modest inflation, the Fund's performance benefited significantly during the second half of the year.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points

INCEPTION* 11/1/93

Nov. 93    10005   9655    9991
Dec. 93    10052   9700    9940
Jan. 94    10098   9745    10046
Feb. 94    10063   9711    9944
Mar. 94    9947    9599    9831
Apr. 94    9908    9561    9772
May  94    9915    9568    9788
Jun. 94    9927    9580    9816
Jul. 94    9981    9632    9944
Aug. 94    9989    9639    9988
Sep. 94    9993    9644    9933
Oct. 94    9997    9647    9945
Nov. 94    10002   9652    9888
Dec. 94    9842    9497    9910
Jan. 95    9851    9507    10074
Feb. 95    9942    9594    10274
Mar. 95    10037   9685    10339
Apr. 95    10130   9776    10461
May  95    10357   9995    10730
Jun. 95    10366   10003   10800
Jul. 95    10375   10012   10828
Aug. 95    10472   10105   10922
Sep. 95    10524   10156   10993
Oct. 95    10625   10253   11100
Nov. 95    10726   10351   11233
Dec. 95    10829   10450   11340


* Index total returns were calculated from 10/31/93 to 12/31/95. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees; the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------       -----------------
                                                                                                          (November 1, 1993)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                    4.47%          10.03%              3.75%
      Fund (adjusted for the maximum 3.5% sales charge)                       0.81%           6.18%              2.05%
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*    5.00%          14.44%              5.98%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR         SINCE INCEPTION
                                                                             -------         ------         ---------------
                                                                                                            (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                4.08%           9.22%              5.19%
      Fund (adjusted for the maximum 4% contingent deferred sales charge)     0.08%           5.22%              3.23%
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*    5.00%          14.44%             10.10%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                4.08%           9.22%              5.18%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)    -0.92%           4.22%              2.57%
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*    5.00%          14.44%             10.10%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

For most of the six months ended December 31, 1995, the Fund was positioned aggressively to take advantage of the declining interest rate environment. The Fund's duration or sensitivity to interest rates was approximately 2.5 years for most of this period, compared to approximately six months in late 1994. As short-term interest rates fell over 60 basis points during the second half of 1995, the value of the Fund rose considerably. Duration in the Fund remains relatively high in anticipation of a slowing U.S. economy and further monetary easing by the Federal Reserve in 1996.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the six-month period, we actively managed the Fund's exposure to various sectors of the bond market. We began the third quarter by reducing positions in U.S. Treasuries in favor of higher yielding investments in the corporate and mortgage sectors. In terms of the corporate bond market, we added to our existing assets in the consumer finance company, The Money Store, Inc., and a real estate investment trust, Taubman Realty Corporation. Both issues provide excellent credit quality and competitive yields compared to similar Treasury offerings. In the mortgage sector, we purchased seasoned mortgage securities that afford improved protection against prepayment, the risk that consumers may pay off their loans early, causing a reduction in yields. These portfolio changes were made to capture attractive buying opportunities and to help increase the overall yield in the Fund.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Looking forward to 1996, we believe the outlook for the U.S. fixed income market remains favorable. Our economic forecast calls for slower growth in the first half of 1996 and potentially negative growth in the second half of the year. In this environment, we expect further declines in inflation as consumer demand recedes and trends such as increased productivity, aging demographics, and deregulation continue to contain price pressures.

Given this outlook, interest rates should drop lower in 1996. Specifically, we are looking for short-term rates to fall faster than long-term rates as the Federal Reserve attempts to stimulate economic growth. This scenario would lead to a steeper yield curve, a condition that would be advantageous for the SIERRA SHORT TERM HIGH QUALITY BOND FUND, since most of its investments are located at the short end of the yield curve.


--------------------------------------------------------------------------------
HIGH-QUALITY PORTFOLIO FOR ADDED PRINCIPAL STABILITY
--------------------------------------------------------------------------------

[graphic omitted: pie chart]
AAA 67%
BBB 21%
A    8%
AA   4%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
SHORT TERM GLOBAL GOVERNMENT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.
ADAM M. GRESHIN

Adam M. Greshin is the lead portfolio manager for the SIERRA SHORT TERM GLOBAL GOVERNMENT FUND. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1992. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in November 1995.

PERFORMANCE REVIEW:

From the Fund's inception (February 11, 1992) through December 31, 1995, the SIERRA SHORT TERM GLOBAL GOVERNMENT FUND (Class A Shares) advanced 5.34% on an average annual total return basis, or 4.38% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 8.83% or 5.02% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995 WAS 6.09%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The six-month period was extremely positive for bond investors around the globe as most major markets rallied. The rallies were fueled by a series of interest rate reductions in Europe and the U.S., brought on by weak growth and expectations of lower inflation. Following a joint effort by the world's central banks to support the U.S. currency, the U.S. Dollar rebounded in August. By the end of the year, the Dollar was 4 percent higher against the Yen and 7 percent lower versus the Deutschemark. Although these factors contributed to some price volatility, the Fund showed considerable gains throughout the six-month period.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points

INCEPTION*  2/11/92
Feb. 92   10015   9665    10000
Mar. 92   10006   9655    9945
Apr. 92   10157   9801    10028
May  92   10313   9952    10280
Jun. 92   10550   10181   10553
Jul. 92   10636   10264   10748
Aug. 92   10544   10175   11019
Sep. 92   10617   10246   10965
Oct. 92   10560   10190   10688
Nov. 92   10626   10254   10521
Dec. 92   10659   10286   10561
Jan. 93   10726   10351   10702
Feb. 93   10746   10370   10768
Mar. 93   10900   10519   10904
Apr. 93   10966   10582   11126
May  93   11120   10731   11203
Jun. 93   11186   10795   11137
Jul. 93   11249   10855   11074
Aug. 93   11315   10919   11303
Sep. 93   11341   10944   11424
Oct. 93   11453   11052   11394
Nov. 93   11375   10977   11291
Dec. 93   11383   10985   11359
Jan. 94   11494   11091   11480
Feb. 94   11409   11010   11442
Mar. 94   11327   10930   11493
Apr. 94   11385   10986   11526
May  94   11347   10950   11510
Jun. 94   11310   10914   11636
Jul. 94   11327   10930   11729
Aug. 94   11294   10899   11744
Sep. 94   11354   10957   11844
Oct. 94   11371   10973   12020
Nov. 94   11481   11079   11825
Dec. 94   11246   10852   11843
Jan. 95   11255   10861   12069
Feb. 95   11255   10861   12284
Mar. 95   11263   10869   12661
Apr. 95   11422   11022   12816
May  95   11534   11131   13045
Jun. 95   11543   11139   13158
Jul. 95   11705   11295   13300
Aug. 95   11817   11404   13086
Sep. 95   11981   11562   13316
Oct. 95   12044   11623   13464
Nov. 95   12158   11733   13538
Dec. 95   12239   11811   13709


* Index total returns were calculated from 2/28/92 to 12/31/95. The Lehman Brothers Mutual Fund Short World Multimarket Index includes all debt instruments of the United States and 12 Lehman major countries denominated by U.S. Dollars with maturities of one to five years. The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.


The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------       -----------------
                                                                                                          (February 11, 1992)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                    6.03%           8.83%              5.34%
      Fund (adjusted for the maximum 3.5% sales charge)                       2.32%           5.02%              4.38%
      Lehman Brothers Mutual Fund Short World Multimarket Index*              4.19%          15.77%              8.78%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------       -----------------
                                                                                                            (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                5.64%           8.03%              4.63%
      Fund (adjusted for the maximum 4% contingent deferred sales charge)     1.64%           4.03%              2.71%
      Lehman Brothers Mutual Fund Short World Multimarket Index*              4.19%          15.77%             11.55%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                5.64%           8.03%              4.63%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     0.64%           3.03%              2.07%
      Lehman Brothers Mutual Fund Short World Multimarket Index*              4.19%          15.77%             11.55%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT TERM GLOBAL GOVERNMENT FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Over the six-month period, we placed our emphasis on maintaining the Fund's share price, while also attempting to capture the best yield opportunities available. Assets were concentrated in Europe and the U.S. Dollar-bloc markets of Canada, Australia, and New Zealand.

In Europe, inflationary concerns were benign, and the economic outlook was increasingly positive. Research indicated that the interest rate cycle had peaked early in 1995 and the effects of slower GDP growth and inflation would lead to interest rate reductions, particularly in Germany. To take advantage of these market conditions, we increased duration, or the Fund's sensitivity to interest rate changes, in Europe and focused our acquisitions in this market. We also anticipated a rebound in the U.S. Dollar-bloc markets by mid-1995 and increased our concentration of assets accordingly. Our strategy was to capture the ripple effects of the U.S. bond rallies on Canada, Australia, and New Zealand, as well as to enhance the portfolio's yield.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The portfolio's duration increased slightly from 1.8 years to 2.0 years during the six months ended December 31, 1995. Reflecting our positive outlook for the European Bloc, duration was highest in the peripheral markets of Sweden and Italy -- positions held in the portfolio during the third quarter of 1995. These additions proved to be two of the best investment decisions in the portfolio. An easing of political tensions in Sweden and the approval of a federal budget favorable to the financial markets in Italy contributed heavily to the stellar returns in both countries.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The intermediate-term outlook for bond markets continues to be positive. The rise in bond prices last year, particularly in the U.S. and Europe, is expected to extend into 1996 as fears of recession grip Europe and their respective central banks use instruments of monetary policy to fine tune their economies. Although we remain bullish, we expect to see more volatility in the market, especially since there appears to be greater susceptibility to bad news than good news. Of course, any price movement will be greater on the long end of the yield curve, as compared to the short end, where the short-term securities in this Fund are located.

Europe remains the largest weighting in the Fund. We prefer the risk characteristics of the U.S. Dollar and will therefore hedge much of the portfolio's foreign currency exposure into U.S. Dollars. Our fundamental strategy continues to be a commitment to finding opportunities that offer our shareholders the most favorable risk/return attributes for a top-quality, highly diversified global income fund.


--------------------------------------------------------------------------------
DIVERSIFICATION BY REGION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]
Europe         64.34%
Americas       29.51%
Australia       6.15%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
BLACKROCK FINANCIAL
MANAGEMENT, INC.
KEITH ANDERSON
E.G. FISHER

Mr. Anderson is Managing Director, co-head of the Portfolio Management Group, and a member of the Management Committee and the Investment Strategy Committee at BlackRock. He also serves as Vice President of BlackRock's family of mutual funds. E.G. Fisher, co-manager of the Fund, is a Principal at BlackRock and a member of its Investment Management Committee. Mr. Fisher joined BlackRock in 1990 in the Risk Management and Analytics Group where he was responsible for risk management analysis and reverse engineering of CMOs. He received a B.A. in Economics from Dartmouth College in 1989. Both Mr. Anderson and Mr. Fisher assumed primary investment management responsibilities for the SIERRA U.S. GOVERNMENT FUND in December 1994.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1995, the SIERRA U.S. GOVERNMENT FUND (Class A Shares) advanced 7.83% on an average annual total return basis, or 7.06% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 16.48%, or 11.23% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 6.16%, AND ITS 30-DAY AVERAGE YIELD WAS 6.68%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The most significant factor affecting the performance of the Fund has been the dramatic rally in the bond market. Except for a sharp correction in July 1995, yields fell steadily, driven primarily by moderate economic growth, low inflation, and a gradual easing by the Federal Reserve.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 7/25/89

Jul. 89    10020   9569    10000   10000
Aug. 89    9920    9473    9832    9870
Sep. 89    9979    9530    9874    9940
Oct. 89    10182   9724    10130   10167
Nov. 89    10292   9829    10228   10278
Dec. 89    10385   9918    10246   10338
Jan. 90    10306   9842    10101   10266
Feb. 90    10345   9880    10121   10326
Mar. 90    10375   9908    10119   10352
Apr. 90    10319   9855    10030   10259
May  90    10561   10086   10310   10577
Jun. 90    10698   10217   10473   10744
Jul. 90    10869   10380   10607   10931
Aug. 90    10828   10341   10460   10815
Sep. 90    10896   10406   10560   10904
Oct. 90    10999   10504   10732   11027
Nov. 90    11179   10676   10970   11259
Dec. 90    11357   10846   11141   11448
Jan. 91    11466   10950   11260   11622
Feb. 91    11538   11019   11324   11719
Mar. 91    11608   11085   11382   11799
Apr. 91    11712   11185   11507   11908
May  91    11770   11241   11552   12013
Jun. 91    11783   11252   11536   12023
Jul. 91    11960   11422   11673   12227
Aug. 91    12193   11644   11944   12449
Sep. 91    12408   11850   12194   12682
Oct. 91    12589   12023   12302   12892
Nov. 91    12699   12127   12425   12985
Dec. 91    13041   12454   12848   13246
Jan. 92    12863   12284   12648   13093
Feb. 92    12957   12373   12697   13217
Mar. 92    12864   12285   12624   13132
Apr. 92    12983   12399   12703   13261
May  92    13217   12622   12938   13500
Jun. 92    13401   12798   13123   13659
Jul. 92    13561   12951   13454   13779
Aug. 92    13722   13104   13579   13958
Sep. 92    13832   13209   13771   14067
Oct. 92    13657   13043   13572   13943
Nov. 92    13678   13062   13549   13987
Dec. 92    13869   13245   13777   14167
Jan. 93    14084   13451   14070   14353
Feb. 93    14235   13594   14352   14498
Mar. 93    14305   13662   14399   14586
Apr. 93    14377   13730   14510   14662
May  93    14408   13760   14494   14745
Jun. 93    14589   13933   14816   14858
Jul. 93    14648   13989   14906   14917
Aug. 93    14762   14098   15239   14987
Sep. 93    14711   14049   15296   15001
Oct. 93    14771   14106   15355   15044
Nov. 93    14719   14057   15186   15014
Dec. 93    14811   14144   15245   15136
Jan. 94    15014   14338   15454   15285
Feb. 94    14768   14104   15126   15178
Mar. 94    14276   13634   14786   14784
Apr. 94    14085   13452   14669   14674
May  94    13981   13352   14650   14733
Jun. 94    13919   13293   14616   14701
Jul. 94    14181   13543   14885   14995
Aug. 94    14208   13569   14888   15043
Sep. 94    13996   13367   14678   14829
Oct. 94    13918   13292   14668   14820
Nov. 94    13825   13203   14642   14774
Dec. 94    13943   13316   14731   14892
Jan. 95    14246   13605   15005   15211
Feb. 95    14597   13940   15327   15599
Mar. 95    14656   13996   15424   15672
Apr. 95    14855   14186   15626   15895
May  95    15275   14587   16256   16396
Jun. 95    15335   14645   16381   16489
Jul. 95    15300   14611   16320   16517
Aug. 95    15472   14776   16511   16689
Sep. 95    15578   14877   16670   16836
Oct. 95    15798   15087   16923   16986
Nov. 95    16018   15298   17187   17179
Dec. 95    16241   15510   17431   17394



* Index total returns were calculated from 7/31/89 to 12/31/95. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all U.S. agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 25, 1989)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  5.91%        16.48%        7.42%            7.83%
      Fund (adjusted for the maximum 4.5% sales charge)                     1.14%        11.23%        6.43%            7.06%
      Lehman Brothers Mutual Fund U.S. General Government Index*            6.42%        18.34%        9.37%            9.05%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                      5.49%        16.80%        8.73%            9.01%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              5.51%        15.62%         N/A            10.03%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   0.51%        10.62%         N/A             7.47%
      Lehman Brothers Mutual Fund U.S. General Government Index*            6.42%        18.34%         N/A            12.46%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                      5.49%        16.80%         N/A            11.87%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              5.51%        15.62%         N/A            10.03%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   0.51%        10.62%         N/A             7.47%
      Lehman Brothers Mutual Fund U.S. General Government Index*            6.42%        18.34%         N/A            12.46%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                      5.49%        16.80%         N/A            11.87%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

U.S. Treasuries outperformed almost all other fixed income securities, including most mortgage-backed bonds. The relative underperformance of mortgage securities was a result of increased refinancing brought on by falling interest rates. With many consumers paying off their mortgage loans early and assuming new loans with lower rates, yields of many mortgage-backed securities dropped. The Fund seeks protection from this prepayment risk by maintaining an allocation of seasoned mortgage securities which have weathered several refinancing cycles and are less susceptible to prepayment. Using this tactic, the Fund was able to maintain its income focus while posting strong relative performance compared to other U.S. mortgage funds.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

With interest rates falling steadily over the six-month period, the Fund gradually reduced exposure to mortgage-backed securities. At the beginning of the period, the Fund had a strong weighting in mortgages. These holdings performed well in the third quarter of 1995 as rates increased and the economy showed signs of recovery. However, as interest rates started falling again in the fourth quarter, prepayment activity increased. The Fund responded by reducing exposure to mortgage securities without superior prepayment protection and shifting its emphasis to seasoned mortgages with less cash flow risk, U.S. Treasuries, and other government agency bonds. This strategy allowed the Fund to keep its yield at competitive levels throughout the six-month period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Along with a reduction in the Fund's exposure to mortgage-backed securities, we have concentrated on bonds of intermediate maturities. This "bullet" structure (concentration on medium-term bonds) will allow the Fund to benefit from a steepening yield curve -- a phenomenon that historically occurs in an environment of monetary easing, where declines in short rates outpace those of longer maturities. With expectations that the Federal Reserve will further reduce short-term rates, the Fund is well positioned for both higher yields and greater price stability, relative to the two ends of the yield curve.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We have positioned the Fund more aggressively (duration slightly greater than our benchmark) in anticipation of a further near-term decline in interest rates. In a period of soft economic growth, a 5.50 percent Fed Funds target appears to be too restrictive. Any decision to lower interest rates, however, will hinge on the budget talks and continuing low inflation. While certain commodity indices have recently risen, the increase has been largely confined to energy prices as a harshly cold winter has swept across the country. Surveys of retailers and manufacturers show that there is virtually no ability to pass increases to consumers. Further supporting a Federal Reserve easing of monetary policy has been the sharp acceleration in consumer debt. All of these factors suggest that there is a greater downside than upside risk to the economy, and the Fed will have to respond more aggressively than it has over the last half of 1995. Overall, economic projections appear very favorable for the Fund and the bond market in general.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

FHLMC                                        34.58%
FNMA                                         20.98%
GNMA                                         13.28%
US Treasury Obligations and Options
 Purchased on US Treasury Bond Futures        9.61%
GNMA II                                       8.69%
ARM                                           4.64%
Small Business Administration                 2.84%
Repurchase Agreements                         2.84%
Agency Debentures                             2.54%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
CORPORATE INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
TCW FUNDS MANAGEMENT, INC.
JAMES M. GOLDBERG

Mr. Goldberg, a Chartered Financial Analyst and Chartered Investment Counselor, has been Managing Director of TCW Management since 1989, and Managing Director of the Trust Company of the West, the parent corporation of TCW Management, since 1984. He has had primary portfolio management responsibility for the SIERRA CORPORATE INCOME FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1995, the SIERRA CORPORATE INCOME FUND (Class A Shares) advanced 10.73% on an average annual total return basis, or 9.80% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 27.08%, or 21.37% adjusted for the maximum sales charge. THE CORPORATE INCOME FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 6.06%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

The Fund also received outstanding total return performance recognition from Lipper Analytical Services. For the one-year period ending December 31, 1995, the Fund was ranked Sixth among a total of 82 mutual funds in the Corporate Debt Funds BBB-Rated category. For the five-year period ending December 31, 1995, the Fund was ranked Fifth among a total of 27 funds in the category.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The Fund outperformed its benchmark index for the six-month period ended December 31, 1995. The Fund returned 9.46 percent during the period compared to a return of 7.42 percent for the Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index. This impressive result for the second half of 1995 was attributable to the strengthening credit profiles of the corporate bonds held in the Fund and the portfolio's longer maturity and duration (a measure of the Fund's sensitivity to interest rate changes) during a period of declining interest rates.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 7/18/90

Jul. 90     10050   9598    10000
Aug. 90     9761    9322    9841
Sep. 90     9592    9160    9886
Oct. 90     9524    9096    9931
Nov. 90     9723    9286    10135
Dec. 90     9932    9485    10278
Jan. 91     9960    9512    10409
Feb. 91     10227   9767    10587
Mar. 91     10400   9932    10717
Apr. 91     10627   10148   10856
May  91     10705   10224   10931
Jun. 91     10730   10247   10930
Jul. 91     10886   10396   11088
Aug. 91     11205   10701   11338
Sep. 91     11374   10862   11572
Oct. 91     11489   10972   11682
Nov. 91     11616   11093   11796
Dec. 91     11981   11442   12182
Jan. 92     11905   11369   12030
Feb. 92     12000   11460   12145
Mar. 92     11969   11430   12093
Apr. 92     12001   11461   12153
May  92     12280   11728   12424
Jun. 92     12478   11917   12618
Jul. 92     12883   12303   12955
Aug. 92     12944   12361   13056
Sep. 92     13089   12500   13214
Oct. 92     12839   12261   12979
Nov. 92     12842   12264   13000
Dec. 92     13140   12549   13240
Jan. 93     13453   12847   13549
Feb. 93     13867   13243   13860
Mar. 93     13946   13318   13909
Apr. 93     14050   13418   14016
May  93     14143   13506   14033
Jun. 93     14555   13900   14374
Jul. 93     14739   14075   14477
Aug. 93     15234   14548   14838
Sep. 93     15277   14589   14873
Oct. 93     15425   14731   14948
Nov. 93     15165   14483   14764
Dec. 93     15290   14602   14851
Jan. 94     15589   14887   15139
Feb. 94     15019   14343   14782
Mar. 94     14338   13692   14328
Apr. 94     13980   13350   14190
May  94     13853   13230   14138
Jun. 94     13781   13161   14102
Jul. 94     14224   13584   14459
Aug. 94     14123   13488   14475
Sep. 94     13725   13107   14206
Oct. 94     13651   13036   14173
Nov. 94     13676   13061   14151
Dec. 94     13717   13100   14268
Jan. 95     14034   13402   14570
Feb. 95     14514   13861   14990
Mar. 95     14630   13971   15113
Apr. 95     14861   14192   15368
May  95     15887   15172   16092
Jun. 95     15926   15209   16237
Jul. 95     15693   14987   16166
Aug. 95     16129   15403   16426
Sep. 95     16379   15641   16620
Oct. 95     16722   15970   16836
Nov. 95     17053   15285   17157
Dec. 95     17432   16648   17440


* Index total returns were calculated from 7/31/90 to 12/31/95. The Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index represents all investment-grade, corporate debt securities, assumes reinvestment of all dividend/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 18, 1990)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  9.46%        27.08%       11.91%           10.73%
      Fund (adjusted for the maximum 4.5% sales charge)                     4.53%        21.37%       10.88%            9.80%
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*           7.42%        22.25%       11.15%           10.81%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR      SINCE INCEPTION
                                                                            -------      -------      -------      ---------------
                                                                                                                   (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              9.05%        26.15%         N/A            16.14%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   4.05%        21.15%         N/A            13.64%
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*           7.42%        22.25%         N/A            15.22%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              9.05%        26.15%         N/A            16.14%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   4.05%        21.15%         N/A            13.65%
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*           7.42%        22.25%         N/A            15.22%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE INCOME FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A cornerstone of the Fund's investment strategy is diversification. By carefully diversifying its assets, the Fund seeks to minimize the market risks associated with investing in only one or a few concentrated sectors. Diversification also helps to position the portfolio for a broad range of diverse market conditions. As of December 31, 1995, the Fund had an average credit rating of A3 and held the securities of approximately 50 different corporate issuers. Purchase decisions have focused on companies that are experiencing improving fundamentals and are at a positive stage within their business cycle. This philosophy, combined with the Fund's long average maturity, provided the primary reasons for the excellent investment performance during the last six months of 1995.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund's exposure to industrial issues increased slightly during the past six months. During the period, the Fund sold positions in Boeing Company, CBS, Inc., Carnival Corporation, Fruit of the Loom, McDermott, Inc., and Panhandle Eastern Pipe Line Company. In some instances, these sales were strategically motivated and allowed the Fund to realize gains. In other instances, issues were sold because of declining credit profiles.

The Fund also increased its financial holdings, adding American General Corporation to the portfolio. This sector benefited from significant credit upgrades and the announcement of major merger and acquisition activities in the banking industry. Other major moves occurred in the utilities and telecommunications sectors, where we sold our assets in Commonwealth Edison, GTE Corp., Niagara Mohawk, Philadelphia Electric Company, and Texas Utilities Electric Company.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The U.S. economy continues to reflect modest growth and low inflation. After experiencing a weak 1995 holiday season, further economic slowing could be on the way. Recent apparel and automobile sales signal a downturn in consumer spending, and housing sales are also starting to wane despite lower mortgage interest rates.

The good news is that inflation and interest rates should remain low, thereby supporting the price of bonds. As measured by the Consumer Price Index (CPI), inflation continues to be under control at 3 percent or less. Given the likely slowing of growth in 1996, there is little reason to anticipate that inflation will pick up. Under this scenario, we believe that the Federal Reserve will be compelled to further ease interest rates to encourage economic growth. This action will mean enhanced performance for the bond market, and particularly for the SIERRA CORPORATE INCOME FUND, which has an average maturity of 23 years and a duration of 8.1 years.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Autos & Transportation                  16.25%
Materials & Processing                  15.60%
Energy                                  14.09%
Consumer Discretionary                  12.41%
US Government Agency Obligations        12.10%
Financial Services                      10.57%
Producer Durables                        5.97%
Utilities                                5.61%
Telecommunications                       2.97%
US Treasury Notes                        2.43%
Investment Company                       2.00%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.
JOSEPH A. PIRARO

Mr. Piraro, Vice President of Van Kampen, joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen American Capital Investment Advisory Corp., an affiliate of Van Kampen. He has had primary portfolio management responsibility for the SIERRA CALIFORNIA MUNICIPAL FUND since May 1992.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1995, the SIERRA CALIFORNIA MUNICIPAL FUND (Class A Shares) advanced 7.73% on an average annual total return basis, or 6.96% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 18.09% or 12.77% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 4.57%, AND ITS 30-DAY AVERAGE YIELD WAS 5.30% OR 9.67% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The interest rate environment had a major impact on the Fund's performance. As rates declined over the past six months, the Fund showed a steady increase in value.

Another important factor that contributed to the Fund's return was the large concentration of top quality holdings in the Fund. Approximately 60 percent of assets are triple-A rated, a winning attribute for investors who remain concerned over the credit quality of Orange County, Los Angeles County, and other troubled California municipalities.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION** 7/25/89

Jul. 89    10080   9626    10000
Aug. 89    9978    9529    9902
Sep. 89    9952    9504    9872
Oct. 89    10117   9662    9993
Nov. 89    10252   9790    10168
Dec. 89    10325   9860    10251
Jan. 90    10208   9748    10203
Feb. 90    10303   9840    10294
Mar. 90    10379   9912    10297
Apr. 90    10214   9755    10223
May  90    10458   9988    10445
Jun. 90    10598   10122   10537
Jul. 90    10750   10266   10692
Aug. 90    10497   10024   10537
Sep. 90    10564   10089   10544
Oct. 90    10740   10257   10734
Nov. 90    10992   10498   10950
Dec. 90    10993   10498   10998
Jan. 91    11044   10547   11146
Feb. 91    11115   10615   11243
Mar. 91    11161   10659   11247
Apr. 91    11274   10767   11397
May  91    11389   10876   11498
Jun. 91    11357   10846   11487
Jul. 91    11472   10956   11627
Aug. 91    11607   11085   11780
Sep. 91    11724   11196   11933
Oct. 91    11864   11330   12041
Nov. 91    11901   11365   12075
Dec. 91    12054   11511   12334
Jan. 92    12045   11503   12362
Feb. 92    12059   11516   12366
Mar. 92    12096   11552   12371
Apr. 92    12182   11633   12481
May  92    12315   11761   12629
Jun. 92    12556   11991   12841
Jul. 92    13015   12430   13226
Aug. 92    12812   12236   13096
Sep. 92    12851   12273   13181
Oct. 92    12587   12020   13052
Nov. 92    12970   12387   13286
Dec. 92    13159   12567   13421
Jan. 93    13336   12736   13577
Feb. 93    13899   13274   14069
Mar. 93    13787   13167   13919
Apr. 93    13939   13311   13779
May  93    14028   13396   13856
Jun. 93    14294   13651   14087
Jul. 93    14282   13640   14106
Aug. 93    14654   13994   14399
Sep. 93    14847   14179   14563
Oct. 93    14848   14180   14591
Nov. 93    14628   13970   14463
Dec. 93    14955   14282   14768
Jan. 94    15113   14433   14936
Feb. 94    14719   14057   14549
Mar. 94    13967   13338   13957
Apr. 94    13981   13352   14076
May  94    14088   13454   14198
Jun. 94    13982   13352   14112
Jul. 94    14210   13570   14370
Aug. 94    14264   13622   14420
Sep. 94    14075   13441   14208
Oct. 94    13788   13168   13955
Nov. 94    13446   12841   13703
Dec. 94    13667   13052   14004
Jan. 95    14126   13490   14405
Feb. 95    14559   13904   14824
Mar. 95    14728   14065   14994
Apr. 95    14757   14093   15012
May  95    15224   14539   15491
Jun. 95    15040   14363   15356
Jul. 95    15112   14432   15502
Aug. 95    15300   14611   15699
Sep. 95    15414   14721   15798
Oct. 95    15660   14955   16027
Nov. 95    15950   15232   16293
Dec. 95    16139   15413   16450


 *Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3%, and the federal deduction of state taxes paid.

 **Index total returns were calculated from 7/31/89 to 12/31/95. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 29,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 25, 1989)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  7.31%        18.09%        7.98%            7.73%
      Fund (adjusted for the maximum 4.5% sales charge)                     2.48%        12.77%        6.99%            6.96%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%        8.38%            8.07%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              6.91%        17.21%         N/A             9.25%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   1.91%        12.21%         N/A             6.68%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%         N/A            10.76%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              6.91%        17.21%         N/A             9.25%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   1.91%        12.21%         N/A             6.68%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%         N/A            10.76%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During the last six months of 1995, two notable changes occurred in the market. First, in response to investor concerns about credit quality in California, the percentage of insured paper that was introduced in the State increased 12 percent, compared to a 4 percent increase in the issuance of national insured securities. Second, with continuing worries about the financial troubles in Orange and Los Angeles Counties, investors showed a marked preference for Northern California issues over Southern California issues. The Fund dealt with these trends by acquiring California municipal bonds that offered the best yield and credit values, with an emphasis on discount paper.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no shifts in credit rating or sector allocation that had a critical impact on the Fund's total return. The Fund remains well-diversified, with exposure to 16 different sectors ranging from waste disposal to tax district holdings. Given continued credit concerns and the tight spreads between quality and lower rated paper, the Fund is weighted heavily toward triple-A securities. The largest percentage of assets are in the tax district sector (19 percent) and the utilities sector (13 percent). Both sectors performed well during the six-month period.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The supply and demand characteristics for high quality California paper continue to favor investors. While the volume of new national issues increased slightly in 1995, California volume was extremely light. During the last quarter of 1995, many California state funds also experienced a large percentage of redemptions that should further accelerate demand. This supply and demand factor presents buying opportunities for investors willing to venture into the California market.

Compared to U.S. Treasuries, municipal bonds also show excellent value with 15- to 30-year municipal rates yielding nearly 90 percent of U.S. Treasuries. Traditionally, the relative value of tax-exempt to taxable yields has averaged 78-85 percent. A positive resolution to the tax reform debate, combined with this high ratio of municipal to taxable yields, could push the municipal market higher in 1996. With its well-diversified portfolio and superior credit ratings, we expect the Fund to perform well in all anticipated market scenarios.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Tax District                                              19.28%
Retail Electric/Gas/Telephone                             13.39%
General Purpose                                            9.38%
Transportation                                             8.90%
Public Building                                            8.42%
Single-Family Housing                                      7.04%
Multi-Family Housing                                       6.40%
Health Care                                                4.51%
Public Education                                           4.03%
Industrial Revenue                                         3.96%
Higher Education                                           3.38%
Airport                                                    3.13%
Waste Disposal                                             2.77%
Water & Sewer                                              2.23%
Other Assets                                               1.18%
Other Care                                                 1.14%
Wholesale Electric                                         0.86%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
FLORIDA INSURED MUNICIPAL FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.
JOSEPH A. PIRARO

Mr. Piraro, Vice President of Van Kampen, joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen American Capital Investment Advisory Corp., an affiliate of Van Kampen. He has had primary portfolio management responsibility for the SIERRA FLORIDA INSURED MUNICIPAL FUND since June 1995.

PERFORMANCE REVIEW:

From the Fund's inception (June 7, 1993) through December 31, 1995, the SIERRA FLORIDA INSURED MUNICIPAL FUND (Class A Shares) advanced 5.60% on an average annual total return basis, or 3.72% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 17.57%, or 12.28% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 4.48%, AND ITS 30-DAY AVERAGE YIELD WAS 4.78% OR 7.92% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The Fund's strong performance over the past six months resulted primarily from declining interest rates, a high percentage of insured holdings in the portfolio, and the growing demand for municipal bonds issued in Florida. Since late 1994, the municipal market has rallied, fueled by falling interest rates and low inflation. In this declining rate environment, municipal bond funds made up of longer-term bonds tend to perform better than those with shorter-term bonds. With an average maturity of about 21 years and a duration of 9.03 years (duration measures the sensitivity of bond prices to interest rate changes) on December 31, 1995, the value of the SIERRA FLORIDA INSURED MUNICIPAL FUND benefited significantly from the rate decreases.

An additional factor that contributed to the Fund's positive return was its focus on Florida insured paper. With the fallout from the Orange County, California bankruptcy in 1994, municipal bond investors continue to be attracted by triple-A insured offerings. As of December 31, 1995, the Fund had 87 percent of its assets in triple-A rated securities, up 5 percent from six months ago. Quality holdings, especially in specialty states such as Florida, performed extremely well during this six-month period. Florida also remains one of the few states whose volume of new municipal bond offerings increased in 1995, indicating a continuing demand for Florida paper.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION** 6/7/93

Jun. 93    10050   9598    10000
Jul. 93    10083   9629    10013
Aug. 93    10387   9920    10221
Sep. 93    10511   10038   10338
Oct. 93    10545   10070   10357
Nov. 93    10355   9889    10266
Dec. 93    10686   10206   10483
Jan. 94    10813   10326   10602
Feb. 94    10414   9945    10328
Mar. 94    9797    9356    9907
Apr. 94    9893    9448    9992
May  94    9970    9521    10079
Jun. 94    9899    9454    10017
Jul. 94    10092   9638    10200
Aug. 94    10095   9641    10236
Sep. 94    9960    9512    10086
Oct. 94    9675    9240    9906
Nov. 94    9410    8987    9727
Dec. 94    9780    9340    9941
Jan. 95    10043   9591    10225
Feb. 95    10362   9896    10523
Mar. 95    10464   9993    10644
Apr. 95    10445   9975    10656
May  95    10702   10220   10996
Jun. 95    10495   10022   10901
Jul. 95    10587   10111   11004
Aug. 95    10758   10274   11144
Sep. 95    10815   10329   11214
Oct. 95    11053   10556   11377
Nov. 95    11315   10806   11566
Dec. 95    11498   10981   11677

*Tax-equivalent yield is based on Federal income taxes at 39.6%.

** Index total returns were calculated from 6/30/93 to 12/31/95. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 29,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------        ---------------
                                                                                                            (June 7, 1993)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                    9.56%          17.57%              5.60%
      Fund (adjusted for the maximum 4.5% sales charge)                       4.63%          12.28%              3.72%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%              6.40%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR         SINCE INCEPTION
                                                                             -------         ------         ---------------
                                                                                                            (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                9.15%          16.70%              9.69%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     4.15%          11.70%              7.13%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%             10.76%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                9.15%          16.70%              9.69%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     4.15%          11.70%              7.13%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%             10.76%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLORIDA INSURED MUNICIPAL FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Along with a continuing decline in interest rates, the Fund was affected by moderate economic growth which kept inflation below 3 percent, strong rallies in both the stock and bond markets, and concerns over tax reform. Despite lower interest rates, the Fund maintained a competitive yield by increasing the percentage of non-rated holdings in its portfolio from 2 percent to 5 percent of assets. This purchase of lower quality paper enhanced the overall yield of the Fund without adding significant pressure to the portfolio's credit risk. The majority of purchases, however, focused on insured paper and intermediate-term securities - strategies designed to shorten duration and establish a more defensive structure in the Fund. Although Florida suffered billions in damages from Hurricane Opal and the severe weather over the past six months, these losses had little impact on the credit ratings of municipal bond issuers in the affected regions. The creditworthiness of Florida municipalities remains strong due to the combination of FEMA assistance and overall growth in the amount of insured securities.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The largest change in the Fund's portfolio was a 10 percent increase in the airport sector. As of December 31, 1995, the Fund had 17 percent of its assets in airport holdings. Other portfolio changes included a 3 percent decline in water and sewer holdings and a 2 percent decline in industrial revenue issues. These shifts in the Fund's holdings were made to take advantage of buying opportunities in fundamentally strong industries and to provide long-term total returns. None of the above adjustments was the driving force for the Fund's performance over the last six months. Rather, the Fund had an excellent six-month period as a result of its emphasis on longer-term bonds and its high percentage of insured holdings.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Several trends suggest a stronger municipal market in 1996. During the second half of 1995, concerns over tax reform led some investors to avoid tax-exempt securities. As the November 1996 elections approach and investors gain further insight into the direction of proposed tax changes, the municipal market should pick up strength. Given the attractive municipal yields, any resolution of the tax reform debate could cause the municipal bond market to outperform other fixed income investments in 1996.

The volume of new Florida municipal issues is projected to remain high, along with the demand for Florida paper. Nationally, voters showed a new willingness to support infrastructure projects by approving almost 85 percent of bond issues on the November 1994 ballots, the highest approval rating since 1988. In this setting, we expect Florida and other specialty state insured paper to maintain its attractive values. Considering its focus on quality, insured offerings and its diversification across many industries, the Fund should continue to provide positive returns over the intermediate and long term.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Public Education                            17.69%
Airport                                     17.43%
Health Care                                 16.75%
Retail Electric/Gas/Telephone                8.82%
Water & Sewer                                7.60%
Transportation                               7.55%
Higher Education                             6.17%
Industrial Revenue                           5.21%
Multi-Family Housing                         3.83%
Public Building                              3.63%
Single-Family Housing                        2.71%
Tax District                                 2.61%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.
JOSEPH A. PIRARO

Mr. Piraro is portfolio manager of Van Kampen's California and national insured municipal funds, as well as portfolio manager for the SIERRA California Municipal, Florida Insured Muncipal and SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS.

PERFORMANCE REVIEW:

From the Fund's inception (April 4, 1994) through December 31, 1995, the SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND (Class A Shares) advanced 10.25% on an average annual total return basis, or 7.37% adjusted for the maximum sales charge. On a basis not adjusted for the maximum sales charge, the Fund outperformed the benchmark Lehman Brothers Municipal Bond Index which advanced 9.80% on an average annual total return basis for the same period.** For the 12-months ended December 31, 1995, the Fund's total return was 16.45%, or 11.21% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 3.91%, AND ITS 30-DAY AVERAGE YIELD WAS 4.44% OR 8.11% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

The Fund also received outstanding total return performance recognition from Lipper Analytical Services. For the one-year period ending December 31, 1995, the Fund ranked Number One among a total of 27 funds in the California Intermediate Municipal Debt Funds category.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The Fund performed extremely well in the second half of 1995, ranking at the top of the Lipper universe of similar funds. This notable achievement was a result of many factors, including the Fund's long average maturity and duration (a financial term that gauges the sensitivity of bond prices to interest rate changes), the continuing decline in interest rates, and the Fund's focus on insured paper.

When rates fall, mutual funds with longer durations tend to show greater appreciation in value, a result of the "seesaw" effect on bond prices from lower interest rates. As of December 31, 1995, the Fund had a duration of 6.09 years, versus a duration of 5.90 years for the Lehman Intermediate California Bond Index.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points

                   Fund (not            Fund        Lehman Brothers
                 adjusted for       (adjusted for      Municipal
                sales charge)      sales charge)     Bond Index
                -------------      --------------   ---------------
INCEPTION** 4/4/94
Apr  94             10172                9714           10000
May  94             10264                9802           10087
June 94             10226                9766           10025
July 94             10410                9942           10209
Aug  94             10443                9973           10245
Sep  94             10333                9868           10094
Oct  94             10181                9723            9914
Nov  94             10039                9587            9735
Dec  94             10175                9717            9949
Jan  95             10468                9997           10234
Feb  95             10793               10308           10531
Mar  95             10911               10420           10653
Apr  95             10913               10422           10665
May  95             11253               10746           11006
Jun  95             11117               10617           10910
Jul  95             11257               10751           11013
Aug  95             11430               10916           11153
Sep  95             11507               10989           11224
Oct  95             11648               11123           11386
Nov  95             11800               11269           11575
Dec  95             11849               11316           11686


*Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3% and the federal deduction of state taxes paid.

** Index total returns were calculated from 4/30/94 to 12/31/95. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 29,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------       -----------------
                                                                                                            (April 4, 1994)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                    6.59%          16.45%             10.25%
      Fund (adjusted for the maximum 4.5% sales charge)                       1.79%          11.21%              7.37%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%              9.80%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR         SINCE INCEPTION
                                                                             ----------------------------------------------
                                                                                                            (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                6.19%          15.59%              9.52%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     1.19%          10.59%              6.95%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%             10.76%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                6.19%          15.59%              9.52%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     1.19%          10.59%              6.95%
      Lehman Brothers Municipal Bond Index**                                  7.12%          17.45%             10.76%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

The high percentage of insured holdings in the Fund also contributed positively to performance. With anxiety from the Orange County, California bankruptcy still in the air, investors continue to gravitate toward high quality, insured municipal bonds.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Aside from the interest rate environment, market conditions that greatly affected the Fund's performance were the supply and demand fundamentals of California municipal bonds, the moderate growth in the economy, the recent strong performance of both equities and fixed income, and the continuing concerns over tax reform. Solid demand and a depressed supply of California issues led to continued appreciation in the value of California offerings. In response to investor concerns about credit quality, the percentage of California insured securities rose by 12 percent, compared to a 4 percent increase in national insured securities. Investors also showed greater interest in securities from Northern California versus those issued in Southern California, where most of the financial difficulties have occurred.

On the negative side, some investors have been reluctant to enter or add to positions in the tax-exempt market due to fears over flat tax proposals. As tax reform talks progress and the presidential election nears, we believe these fears should abate, giving renewed momentum to the sector.

The Fund addressed these market conditions by keeping the core position of the Fund intact, maintaining a large percentage of insured assets, and purchasing securities in the longest maturity ranges possible to capture additional yield.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

From a credit rating perspective, there were no major shifts in the Fund. The Fund continues to have over 83 percent of its assets in securities rated triple-A. In terms of sector concentration, the Fund increased general purpose holdings by 8 percent and decreased its positions slightly in the public education, tax district, and public building sectors. These shifts reflect market availability and also had no significant impact on performance. The Fund's highest exposure is to the general purpose sector (21.12 percent of assets), followed by higher education (13.87 percent), and public education (13.62 percent).

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The Fund's focus on high quality insured securities, coupled with its well-diversified structure, should continue driving strong returns over the coming year. We anticipate that retail investors will return to the municipal market in 1996 as they become more accustomed to the lower yields available (due to the interest rate environment) and as fears over tax reform begin to lessen. As new money enters the Fund, these assets will be invested with the intent of keeping the core structure of triple-A rated holdings unchanged.

We expect that California, as well as other specialty state insured paper, will continue to hold its premium value over the intermediate and long term. Demand for these quality securities should remain high, not only from state funds, but also national funds as well.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

General Purpose                                   21.12%
Higher Education                                  13.87%
Public Education                                  13.62%
Health Care                                       12.76%
Tax District                                       8.47%
Water & Sewer                                      8.39%
Transportation                                     7.23%
Multi-Family Housing                               7.07%
Single-Family Housing                              3.62%
Retail Electric/Gas/Telephone                      1.90%
Other Assets                                       1.79%
Airport                                            0.16%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
NATIONAL MUNICIPAL FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.
DAVID C. JOHNSON

Mr. Johnson, Senior Vice President of Van Kampen, has over 14 years experience in the tax-free municipal sector of the fixed-income market. He has been with Van Kampen since 1989 and has had primary portfolio management responsibility for the SIERRA NATIONAL MUNICIPAL FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1995, the SIERRA NATIONAL MUNICIPAL FUND (Class A Shares) advanced 9.05% on an average annual total return basis, or 8.14% adjusted for the maximum sales charge. On a basis not adjusted for the maximum sales charge, the Fund outperformed the benchmark Lehman Brothers Municipal Bond Index which advanced 8.68% on an average annual total return basis for the same period.** For the 12-month period ended December 31, 1995, the Fund's total return was 15.62% or 10.42% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1995, WAS 4.74%, AND ITS 30-DAY AVERAGE YIELD WAS 5.34% OR 8.84% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

Over the six-month period, the fixed income markets continued their rally as interest rates fell. Driven by moderate economic growth, low inflation, and an easing of monetary policy by the Federal Reserve, bond prices were up significantly in the second half of the year. Composed of mainly longer-term bonds whose price tends to increase more than shorter-term bonds when interest rates fall, the SIERRA NATIONAL MUNICIPAL FUND outperformed most of its peers over the six-month period.

In addition to interest rates, the Fund's performance was positively affected by the triple-A rated insured securities in the portfolio. With the effects of the 1994 Orange County, California bankruptcy still on the minds of some investors, the quality of the Fund's holdings attracted substantial investor interest. About 40 percent of the Fund's assets were invested in triple-A rated insured holdings at the end of 1995.



[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION** 7/18/90

Jul. 90   10060   9607    10000
Aug. 90   9834    9391    9855
Sep. 90   9871    9427    9861
Oct. 90   9939    9492    10039
Nov. 90   10170   9713    10241
Dec. 90   10218   9758    10286
Jan. 91   10320   9855    10424
Feb. 91   10473   10002   10515
Mar. 91   10504   10031   10519
Apr. 91   10702   10220   10659
May  91   10827   10340   10754
Jun. 91   10826   10339   10743
Jul. 91   11007   10512   10874
Aug. 91   11189   10685   11018
Sep. 91   11317   10808   11161
Oct. 91   11414   10900   11261
Nov. 91   11446   10931   11293
Dec. 91   11774   11245   11536
Jan. 92   11780   11250   11562
Feb. 92   11830   11298   11566
Mar. 92   11891   11356   11570
Apr. 92   12009   11469   11673
May  92   12207   11658   11811
Jun. 92   12496   11934   12009
Jul. 92   13026   12440   12370
Aug. 92   12711   12139   12248
Sep. 92   12763   12189   12328
Oct. 92   12436   11876   12207
Nov. 92   12804   12228   12426
Dec. 92   12966   12382   12552
Jan. 93   13175   12582   12698
Feb. 93   13801   13180   13158
Mar. 93   13603   12991   13018
Apr. 93   13764   13144   13150
May  93   13865   13241   13223
Jun. 93   14172   13535   13444
Jul. 93   14202   13563   13462
Aug. 93   14549   13894   13742
Sep. 93   14738   14075   13898
Oct. 93   14743   14079   13925
Nov. 93   14624   13966   13802
Dec. 93   14916   14245   14093
Jan. 94   15097   14418   14254
Feb. 94   14698   14037   13885
Mar. 94   14018   13387   13320
Apr. 94   14036   13404   13433
May  94   14143   13507   13550
Jun. 94   14045   13413   13467
Jul. 94   14258   13616   13714
Aug. 94   14341   13696   13762
Sep. 94   14176   13538   13559
Oct. 94   13866   13242   13318
Nov. 94   13462   12856   13077
Dec. 94   13872   13248   13365
Jan. 95   14377   13730   13747
Feb. 95   14802   14136   14147
Mar. 95   14944   14271   14310
Apr. 95   14877   14207   14327
May  95   15112   14432   14784
Jun. 95   14934   14262   14655
Jul. 95   15018   14342   14794
Aug. 95   15243   14557   14982
Sep. 95   15314   14625   15077
Oct. 95   15527   14828   15295
Nov. 95   15853   15140   15549
Dec. 95   16039   15318   15699

*Tax-equivalent yield is based on Federal income taxes at 39.6%.

** Index total returns were calculated from 7/31/90 to 12/31/95. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 29,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees; the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 18, 1990)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  7.41%        15.62%        9.44%            9.05%
      Fund (adjusted for the maximum 4.5% sales charge)                     2.57%        10.42%        8.43%            8.14%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%        8.82%            8.68%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              7.00%        14.76%         N/A             8.46%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   2.00%         9.76%         N/A             5.88%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%         N/A            10.76%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              7.00%        14.76%         N/A             8.46%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   2.00%         9.76%         N/A             5.88%
      Lehman Brothers Municipal Bond Index**                                7.12%        17.45%         N/A            10.76%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONAL MUNICIPAL FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Market conditions that most affected the Fund's performance were the supply and demand fundamentals in the municipal market, a moderation in economic growth, and lingering anxiety over the potential impact of any flat tax or other tax reform proposals. New issue volume in 1995 totaled $156 billion, higher than the $140-$145 billion projected at the beginning of the year and only 5 percent less than new issues introduced in 1994. In part, this higher-than-expected volume was due to falling interest rates which prompted a resurgence in refunding issues.

In 1995, tax-exempt mutual funds experienced net redemptions of about $1 billion, a trend resulting partly from lower municipal yields and investor fears of potential tax reform. While the lower rates were difficult for some consumers to accept, municipal yields remained extremely attractive when compared to U.S. Treasuries. At times during the year, municipal yields exceeded 90 percent of their taxable counterparts on the long end of the yield curve.

The Fund responded to these market trends by extending duration, a measure of how bond prices will change when interest rates fluctuate: the longer the duration in a declining rate environment, the higher the bond value and vice versa. To limit price volatility and reduce overall portfolio risk, the Fund purchased interest rate futures and structured the portfolio with a mixture of high coupon "cushion" bonds (which provide greater income with less volatility) and discount holdings (which offer maximum return potential).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund experienced no major changes in portfolio holdings or sectors in the second half of 1995. From a credit quality perspective, the Fund is structured in the shape of a "barbell," with the heaviest concentrations of assets on the two ends of the credit spectrum. About 40 percent of the Fund's assets are invested in triple-A insured securities, while 33 percent is invested in triple-B bonds. While the triple-B bonds tend to lag in appreciation during market rallies, this position contributes to the dividend paying ability of the Fund.

In terms of sector concentration, the Fund has exposure to 19 sectors, with the largest being heath care (25 percent of assets), utilities (12 percent of assets), and industrial revenue (10 percent of assets).

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Despite the Orange County, California bankruptcy and continuing debate over tax reform, 1995 proved to be a rewarding year for investors in the municipal market. We anticipate that 1996 will also be favorable for municipal bond investors, especially if proposed tax reform moves away from discussions of a flat tax or other legislation that could adversely affect the municipal market.

Overall credit quality is likely to continue improving in all national issues. In particular, the financial crisis in Orange County, California has eased considerably since last June, and now it appears that the terms of the recovery plan will be accepted, paving the way for Orange County to emerge from bankruptcy by mid 1996.

The Fund is poised to take advantage of the improved credit quality of national issues. Acquisitions will continue to focus on top quality insured paper, and attention will be given to keep the Fund fully diversified in sectors, such as health care, utilities, transportation, and industrial revenue. These fundamental strategies, combined with an anticipated stable economic and interest rate environment, should position the Fund for strong performance in the coming year.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Health Care                               25.15%
Retail Electric/Gas/Telephone             12.53%
Industrial Revenue                        10.17%
General Purpose                            8.42%
Airport                                    7.30%
Transportation                             6.96%
Wholesale Electric                         3.99%
Public Building                            3.80%
Public Education                           3.74%
Single-Family Housing                      3.63%
Higher Education                           2.37%
Water & Sewer                              2.21%
Multi-Family Housing                       2.01%
Waste Disposal                             1.96%
Tax District                               1.82%
Student Loan                               1.80%
Other Assets                               1.13%
Bond Bank                                  0.77%
Other Care                                 0.24%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
J.P. MORGAN INVESTMENT MANAGEMENT INC.
HENRY D. CAVANNA
WILLIAM M. RIEGEL

Mr. Cavanna is a senior portfolio manager in the J.P. Morgan Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1971.

Mr. Riegel is a senior equity portfolio manager in the Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1979. They have had primary portfolio management responsibility for the SIERRA GROWTH AND INCOME FUND since September 1993.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1995, the SIERRA GROWTH AND INCOME FUND (Class A Shares) advanced 10.22% on an average annual total return basis, or 9.44% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 31.12%, or 25.22% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The most significant factors contributing to the Fund's performance in the second half of 1995 were the continuing stock market rally, the general decline in interest rates, solid corporate earnings growth, and the euphoric buying from investors that helped push stocks to historic highs in 1995. The strengthening U.S. Dollar also played an important role in improving the profitability of multinationals and other domestic companies trading and operating overseas. The market saw stellar returns from a broad number of sectors, yet also experienced increasing volatility. The Fund's performance held fairly steady during the ups and downs of the market, primarily because of its highly diversified approach to seeking long-term value.




[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 7/25/89

Jul. 89     10030   9579    10000
Aug. 89     10210   9751    10195
Sep. 89     10170   9712    10153
Oct. 89     9930    9483    9918
Nov. 89     10110   9655    10119
Dec. 89     10144   9688    10362
Jan. 90     9630    9196    9667
Feb. 90     9761    9322    9792
Mar. 90     9973    9524    10051
Apr. 90     9679    9243    9801
May  90     10450   9980    10754
Jun. 90     10317   9853    10682
Jul. 90     10103   9648    10648
Aug. 90     9318    8899    9687
Sep. 90     8909    8508    9216
Oct. 90     8786    8390    9177
Nov. 90     9452    9027    9769
Dec. 90     9785    9345    10041
Jan. 91     10315   9851    10477
Feb. 91     10937   10445   11225
Mar. 91     11103   10604   11497
Apr. 91     11114   10614   11524
May  91     11625   11102   12020
Jun. 91     11008   10513   11469
Jul. 91     11532   11013   12004
Aug. 91     11689   11163   12287
Sep. 91     11511   10993   12081
Oct. 91     11658   11133   12243
Nov. 91     11100   10601   11751
Dec. 91     12489   11927   13093
Jan. 92     12510   11947   12849
Feb. 92     12679   12109   13016
Mar. 92     12235   11685   12763
Apr. 92     12426   11867   13137
May  92     12331   11776   13201
Jun. 92     11960   11421   13005
Jul. 92     12310   11756   13536
Aug. 92     12055   11513   13259
Sep. 92     12236   11685   13415
Oct. 92     12215   11665   13461
Nov. 92     12716   12143   13918
Dec. 92     12829   12251   14089
Jan. 93     12904   12323   14207
Feb. 93     12807   12231   14400
Mar. 93     13178   12585   14704
Apr. 93     12952   12369   14349
May  93     13329   12729   14732
Jun. 93     13059   12472   14775
Jul. 93     13005   12420   14715
Aug. 93     13556   12946   15272
Sep. 93     13502   12895   15152
Oct. 93     13882   13257   15465
Nov. 93     13904   13278   15318
Dec. 93     14256   13615   15503
Jan. 94     14808   14142   16030
Feb. 94     14489   13837   15595
Mar. 94     13894   13269   14916
Apr. 94     14214   13574   15108
May  94     14287   13644   15355
Jun. 94     13931   13304   14979
Jul. 94     14375   13728   15470
Aug. 94     14905   14234   16104
Sep. 94     14607   13950   15711
Oct. 94     14743   14079   16062
Nov. 94     14038   13407   15478
Dec. 94     14265   13623   15707
Jan. 95     14557   13902   16114
Feb. 95     15115   14434   16742
Mar. 95     15639   14936   17235
Apr. 95     15946   15228   17742
May  95     16505   15762   18450
Jun. 95     16796   16040   18878
Jul. 95     17396   16614   19504
Aug. 95     17436   16652   19553
Sep. 95     17882   17078   20377
Oct. 95     17414   16631   20304
Nov. 95     18377   17550   21195
Dec. 95     18703   17862   21603

* Index total returns were calculated from 7/31/89 to 12/31/95. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                           -------      -------      -------     ---------------
                                                                                                                 (July 25, 1989)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                 11.36%        31.12%       13.83%           10.22%
      Fund (adjusted for the maximum 4.5% sales charge)                     6.35%        25.22%       12.79%            9.44%
      Standard & Poor's 500 Composite Index*                               14.44%        37.58%       16.56%           12.75%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                           -------      -------      -------     ---------------
                                                                                                                 (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)             10.99%        30.04%         N/A            20.87%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   5.99%        25.04%         N/A            18.43%
      Standard & Poor's 500 Composite Index*                               14.44%        37.58%         N/A            27.65%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)             10.98%        30.10%         N/A            20.92%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   5.98%        25.10%         N/A            18.48%
      Standard & Poor's 500 Composite Index*                               14.44%        37.58%         N/A            27.65%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The stock market continued to surge upward in the second half of 1995. Market factors instrumental in helping to propel the Dow Jones Industrial Average past the 5000 mark for the first time in history included declining interest rates, benign inflation, low unemployment, and solid growth in corporate profits. Rather than seeking plays in high-flying sectors expected to do well in this economic environment, we maintained our diversified, value-oriented approach to stock selection. Using this technique, we attempted to identify companies that were undervalued relative to our forecast of long-term earnings and dividend payouts. The benefits of this strategy were apparent, for example, when the technology sector started experiencing considerable volatility in late 1995. While some growth and income funds were hit hard due to their overweighting in technology or other higher risk sectors, the SIERRA GROWTH AND INCOME FUND performed rather consistently over this period -- a result of diversification and a philosophy of selecting only the most undervalued stocks, no matter what the sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We did not make any major changes in portfolio holdings or sector concentration that had a crucial impact on the Fund's performance. During the six months the Fund slightly underperformed the market as a result of individual stock selections. Holdings that had the greatest, positive impact on the Fund's returns included Bay Networks Inc., Freeport-McMoran Copper, and Service Corporation International. At the same time, stocks that hindered performance the most were Coltec Industries Inc., Circus Circus Enterprises Inc., and Novell Inc. Positions in the basic industry and utilities sectors contributed strongly to overall performance, while those in retail and capital goods had the opposite effect.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

With a slowdown in corporate profit growth and an increase in the number of negative earnings surprises in late 1995, the U.S. equity market could experience increased volatility over the coming months. By utilizing its fundamental valuation techniques and choosing stocks with long-term value in a wide range of industries, the Fund should minimize the adverse effects of this volatility. As always, the Fund will remain fully invested in a diversified collection of stocks, a move which should insulate the portfolio from large short-term swings in either direction.

Lingering signs of slow growth are also apparent in sluggish production and employment figures. Our view is that corporate earnings are possibly peaking, and that 1996 could see flat performance as cost-cutting measures become less effective. In light of these economic conditions, we believe that the Federal Reserve could shift from a policy of growth prevention to one of recession prevention. If this occurs, lower rates may be on the way, along with another potential uptick in stocks.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Consumer Discretionary                         13.53%
Financial Services                             13.20%
Telecommunications                             11.83%
Energy                                         10.22%
Materials & Processing                          9.28%
Consumer Staples                                8.44%
Health Care                                     8.22%
Auto & Transportation                           7.32%
Producer Durables                               5.98%
Technology                                      4.17%
Utilities                                       2.27%
US Treasury Bills                               1.38%
US Government Agency Obligations                1.30%
Convertible Bonds & Notes                       1.30%
Convertible Preferred Stocks                    0.98%
Other                                           0.58%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION
WARREN B. LAMMERT

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the SIERRA GROWTH FUND since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW:

From the Fund's inception (April 5, 1993) through December 31, 1995, the SIERRA GROWTH FUND (Class A Shares) advanced 18.79% on an average annual total return basis, or 16.81% adjusted for the maximum sales charge, outperforming the S&P 500 benchmark's 16.58% average annual total return for the same period.* For the 12-month period ended December 31, 1995, the Fund had a total return of 36.25%, or 30.12% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

In 1995, the stock market's fine returns were fueled by falling interest rates and another excellent year for corporate profits. The yield on the benchmark 30-year U.S. Treasury bond fell below the psychologically important 6 percent level during the fourth quarter, a long distance from the 8.15 percent high of November, 1994.

Despite the impact of the slowing economy, the Fund experienced plenty of good news, particularly in the financial services and pharmaceutical sectors. Overall, we continued to focus on finding stocks with solid earnings prospects while maintaining a strict buy and sell policy for the portfolio.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During the second half of 1995, the Standard & Poor's 500 Index surged 14.44 percent, with a 6.02 percent increase in the fourth quarter. The U.S. economy slowed markedly in the last three months of 1995, with consumer spending the area of greatest weakness.





[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 4/5/93

Apr. 93    10020   9569    10000
May  93    10550   10075   10267
Jun. 93    10720   10238   10297
Jul. 93    10480   10008   10255
Aug. 93    10900   10410   10644
Sep. 93    11250   10744   10560
Oct. 93    11500   10983   10778
Nov. 93    11300   10792   10676
Dec. 93    11680   11154   10805
Jan. 94    12160   11613   11172
Feb. 94    12040   11498   10869
Mar. 94    11740   11212   10395
Apr. 94    11630   11107   10529
May  94    11190   10686   10701
Jun. 94    10730   10247   10439
Jul. 94    11150   10648   10782
Aug. 94    11830   11298   11223
Sep. 94    11870   11336   10949
Oct. 94    12200   11651   11194
Nov. 94    11750   11221   10787
Dec. 94    11756   11227   10947
Jan. 95    11886   11351   11230
Feb. 95    12257   11705   11668
Mar. 95    12507   11944   12011
Apr. 95    12938   12355   12365
May  95    13428   12824   12858
Jun. 95    14199   13560   13156
Jul. 95    15121   14440   13593
Aug. 95    15231   14545   13627
Sep. 95    15681   14976   14201
Oct. 95    15261   14574   14151
Nov. 95    15942   15224   14771
Dec. 95    16018   15297   15056

* Index total returns were calculated from 4/30/93 to 12/31/95. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) waived a portion of its management fees and absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR        SINCE INCEPTION
                                                                             -------         ------        ---------------
                                                                                                            (April 5, 1993)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                   12.81%          36.25%             18.79%
      Fund (adjusted for the maximum 4.5% sales charge)                       7.73%          30.12%             16.81%
      Standard & Poor's 500 Composite Index*                                 14.44%          37.58%             16.58%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                  6 MONTH         1 YEAR         SINCE INCEPTION
                                                                             -------         ------         ---------------
                                                                                                            (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)               12.39%          35.21%             29.78%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     7.43%          30.21%             27.42%
      Standard & Poor's 500 Composite Index*                                 14.44%          37.58%             27.65%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)               12.39%          35.21%             29.77%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)     7.43%          30.21%             27.41%
      Standard & Poor's 500 Composite Index*                                 14.44%          37.58%             27.65%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

As U.S. exports decreased due to slowing economies abroad and negative earnings surprises started appearing in the fourth quarter, the technology sector took a negative turn. With a high percentage of technology holdings in its portfolio, the Fund also experienced some price volatility during this period. In light of this weaker environment, the positions that contributed most positively to the Fund's performance were in less economically sensitive sectors, such as pharmaceuticals and financial services.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We made several portfolio changes to take advantage of the excellent values currently available in the financial services and pharmaceutical industries. The Fund continued to hold positions in the Federal National Mortgage Association, added Bank of New York Company, Inc. holdings, and increased its Chase Manhattan Corporation holdings. These financial stocks showed promise not only due to lower interest rates, but also due to increased productivity, a streamlining of their operations, and renewed focus on their most profitable niches. In the pharmaceutical sector, we in creased our assets in Pfizer, Inc. and added Eli Lilly & Company and Amgen Inc. to the portfolio -- all companies that have a pipeline of new products with enormous global applications.

Other strong issues included Hospitality Franchise Systems, Inc. (HFS) and Pittway Corporation. HFS is the franchisor for a number of popular hotel and motel chains, including Ramada and Howard Johnson's, and recently purchased real estate broker Century 21. HFS boosted profits in its hotel business via an extremely successful cross-selling strategy, and management intends to apply the same techniques to improving margins at Century 21. Pittway Corporation provides electronic security systems and is increasing market share in another lucrative area: data transmission.

Although we trimmed some technology stocks before the downturn in late 1995, portfolio performance did not entirely escape the effects of the slide. Nokia AB declined when it announced that the outlook for the third quarter was less robust than previously anticipated due to a dip in demand for analog cellular phones.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

In 1996, a weaker economy could cause mixed reactions in the stock market. Stock prices would be supported if interest rates remain at current favorable levels or descend lower; however, these events could also hinder corporate earnings momentum across a wide spectrum of industries and lead to price volatility in many individual stocks. Although this volatility is in fact a more normal state of affairs compared to the heady advance of 1995, the stock market may overreact as investors become accustomed to the new environment.

On the positive side, increased market volatility could create buying opportunities and provide a climate where extensive research and stockpicking ability, which are the focus of the SIERRA GROWTH FUND'S portfolio managers, enjoy greater rewards. In fact, by selecting companies with attractive valuations, we believe the Fund is well positioned no matter what the market conditions.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Technology                              23.78%
Financial Services                      17.39%
Health Care                             16.29%
Telecommunications                      13.33%
Consumer Discretionary                  10.22%
Commercial Paper                         6.99%
Producer Durables                        3.91%
Preferred Stocks-Foreign                 3.72%
Other                                    2.36%
Materials & Processing                   1.42%
Consumer Staples                         0.59%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION
JAMES P. GOFF

Mr. Goff has a degree from Yale University and is a Chartered Financial Analyst. He has been with Janus since 1988, and has had primary portfolio management responsibility for the SIERRA EMERGING GROWTH FUND since September 1993.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1995, the SIERRA EMERGING GROWTH FUND (Class A Shares) has advanced 14.98% on an average annual total return basis, or 14.02% adjusted for the maximum sales charge. Over this same time frame, the Fund outperformed the S&P 500 benchmark index which achieved an average annual total return of 13.95%.* For the 12-month period ended December 31, 1995, the Fund's total return was 32.26% or 26.30%, adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The spectacular market performance of 1995 began to slow in the fourth quarter, when technology and telecommunications stocks finally showed some weakness. The Standard & Poor's 500 Index still managed a gain of 6.0 percent for the quarter, topping off a climb of 37.5 percent for 1995.

Over the past six months, the performance of the SIERRA EMERGING GROWTH FUND was significantly affected by key developments in four of our major holdings: Paging Network Inc., a provider of paging services; Insignia Financial Group Inc., the largest real estate management company in the U.S.; Hospitality Franchise Services Inc. (HFS), a franchisor of hotel and motel chains including Ramada and Super 8; and APS Holding Corporation, a distributor of automobile parts and accessories.

In late 1995, Paging Network Inc. signed a sales agreement with Sprint for the large phone company to offer Paging Network Inc. services. This contract, along with a similar agreement with MCI in 1994, should help increase sales substantially. Insignia Financial Group Inc. and HFS entered into a joint venture, where HFS will help introduce value-added services to Insignia Financial's customer base. This joint venture could add nicely to HFS's earnings in the next several years and increase Insignia's profitability in return. Finally, APS Holdings Corporation acquired Parts, Inc., the largest member of the Parts Plus auto parts chains. This is an excellent acquisition and should prove an important driver of earnings in the future.




[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 7/18/90


Jul. 90   9600    9168    10000
Aug. 90   8520    8137    9097
Sep. 90   7810    7459    8655
Oct. 90   7620    7277    8618
Nov. 90   8190    7821    9174
Dec. 90   8263    7891    9430
Jan. 91   8747    8353    9840
Feb. 91   9231    8816    10542
Mar. 91   9846    9403    10797
Apr. 91   9897    9451    10823
May  91   10179   9721    11288
Jun. 91   9705    9268    10772
Jul. 91   10018   9567    11273
Aug. 91   10179   9721    11540
Sep. 91   10310   9846    11346
Oct. 91   10916   10425   11498
Nov. 91   10664   10184   11037
Dec. 91   11509   10991   12297
Jan. 92   12161   11614   12067
Feb. 92   12456   11896   12224
Mar. 92   11896   11361   11986
Apr. 92   11804   11273   12338
May  92   12049   11507   12398
Jun. 92   11886   11351   12214
Jul. 92   12100   11555   12713
Aug. 92   11733   11205   12453
Sep. 92   11845   11312   12599
Oct. 92   12395   11837   12642
Nov. 92   12935   12353   13072
Dec. 92   13281   12684   13232
Jan. 93   13581   12970   13342
Feb. 93   13850   13227   13524
Mar. 93   14212   13573   13810
Apr. 93   13581   12970   13476
May  93   14191   13553   13835
Jun. 93   14233   13592   13876
Jul. 93   14078   13444   13820
Aug. 93   14905   14234   14343
Sep. 93   15133   14452   14230
Oct. 93   15505   14807   14524
Nov. 93   15029   14353   14386
Dec. 93   16243   15512   14560
Jan. 94   16356   15620   15055
Feb. 94   16322   15587   14646
Mar. 94   15643   14940   14009
Apr. 94   15270   14583   14189
May  94   15248   14562   14421
Jun. 94   14717   14054   14068
Jul. 94   15384   14691   14529
Aug. 94   16050   15328   15124
Sep. 94   16152   15425   14755
Oct. 94   17056   16289   15085
Nov. 94   15870   15155   14536
Dec. 94   16187   15459   14752
Jan. 95   16280   15547   15134
Feb. 95   16650   15900   15723
Mar. 95   16627   15878   16186
Apr. 95   16476   15735   16663
May  95   16499   15757   17327
Jun. 95   17887   17082   17729
Jul. 95   19193   18330   18317
Aug. 95   19795   18904   18363
Sep. 95   20685   19754   19137
Oct. 95   19852   18959   19069
Nov. 95   20153   19246   19905
Dec. 95   21409   20445   20289

* Index total returns were calculated from 7/31/90 to 12/31/95. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) waived a portion of its management fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 18, 1990)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  19.69%        32.26%       20.97%           14.98%
      Fund (adjusted for the maximum 4.5% sales charge)                     14.30%        26.30%       19.87%           14.02%
      Standard & Poor's 500 Composite Index*                                14.44%        37.58%       16.56%           13.95%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------------------------------------------------------
                                                                                                                  (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              19.24%        31.20%         N/A            27.52%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   14.24%        26.20%         N/A            25.14%
      Standard & Poor's 500 Composite Index*                                14.44%        37.58%         N/A            27.65%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              19.23%        31.27%         N/A            27.57%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   14.23%        26.27%         N/A            25.19%
      Standard & Poor's 500 Composite Index*                                14.44%        37.58%         N/A            27.65%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Along with the overall stock market, the Fund's performance was pushed higher by a consistent stream of good news. Economic growth was moderate, inflation remained at low levels, and interest rates took a dramatic fall. Also of importance in this scenario were corporate profit margins, which reached an all-time high for companies in the Standard & Poor's 500 Index. Corporate earnings exhibited double-digit gains for the fourth year in a row, with a cumulative increase in earnings of 127 percent from 1991-1995.

Profit growth of this magnitude is understandably hard to sustain. As we enter 1996, a number of companies are already beginning to miss their earnings estimates. It appears unlikely that earnings growth will accelerate as it has in the past four years. As a result, a tug of war may develop in 1996 between low interest rates, which tend to reinforce stock prices, and weakening earnings comparisons that could push stocks downward. The resulting volatility will likely create a stockpicker's market, one in which growth stocks with more predictable earnings should perform well. The SIERRA EMERGING GROWTH FUND, which stresses an investment approach dependent on comprehensive research and careful valuation, should continue to find stocks with appealing growth potential and attractive fundamentals.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no major holding or sector changes in the period that greatly affected the Fund's performance. Many of the Fund's Top 10 holdings at mid-year remain in the Top 10 at the end of 1995. As of December 31, 1995, the largest concentrations of assets were in the health care, consumer discretionary, telecommunications, and financial services industries.

Sector weightings, however, are not a critical consideration in selecting acquisitions or making portfolio decisions for the Fund. We do not evaluate a sector, determine the future strength or appreciation potential of the sector, and then look for companies within the sector. Instead, we select securities using a "bottom-up" approach, analyzing each company for its earnings possibilities, the fairness of its price, the talent and experience of its management team, and other criteria that focus on the potential success of the firm rather than the success of a sector.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook for the Fund remains positive over the intermediate and long term. Although corporate profit growth may not be as strong in 1996 as in previous years, we expect to continue finding individual companies that can grow their earnings rapidly even in a weak economy. We believe that we already have many of these companies in the portfolio and are positive about the Fund's prospects going forward, despite the absence of a nice "market tail wind." Our stock selection process emphasizes the intrinsic attributes of the company and tends to uncover companies that will generate the kind of earnings growth that could drive share prices higher, regardless of market conditions.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Consumer Discretionary                       23.39%
Health Care                                  18.28%
Financial Services                           15.39%
Telecommunications                           12.67%
Technology                                    5.84%
Autos & Transportation                        5.48%
Producer Durables                             4.63%
Materials & Processing                        4.42%
Utilities                                     3.25%
Consumer Staples                              2.49%
Commercial Paper                              2.01%
Warrants                                      1.54%
Other                                         0.40%
Preferred Stocks-Foreign                      0.21%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
J.P. MORGAN INVESTMENT
MANAGEMENT INC.
DOUGLAS J. DOOLEY
MARTYN C. HOLE

Mr. Dooley, Managing Director, has been with J.P. Morgan since 1979. He has served as head of the International Research Group, and has been responsible for the emerging equity component of the SIERRA INTERNATIONAL GROWTH FUND. Mr. Hole, Vice President, joined J.P. Morgan in 1981 from Cambridge University and is a Chartered Financial Analyst. He is portfolio manager in the International Equity Group in London with responsibility for Scandinavia and New Zealand. Both Mr. Dooley and Mr. Hole have had primary portfolio management responsibility for the SIERRA INTERNATIONAL GROWTH FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1995, the SIERRA INTERNATIONAL GROWTH FUND (Class A Shares) has advanced 2.47% on an average annual total return basis, or 1.61% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1995, the Fund's total return was 4.87%, or 0.15% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The event that had the greatest impact on the Fund's performance was the recent turnaround in the Japanese equity market. After dropping to three-year lows in the second quarter of 1995, Japanese stocks finally began to recover in the third quarter. When the U.S. Federal Reserve lowered interest rates in July, the Japanese government followed suit, reduced its rates, and then purchased U.S. Dollars to support the currency. These actions led to a sharp rise in the value of the U.S. Dollar against the Yen and helped to propel the Japanese market up more than 20 percent during the second half of 1995. With its strong exposure to Japan, the value of the Fund rose significantly over the period, regaining much of the year's declines and closing 1995 on a positive note.




[ chart/graph: ]    GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points
INCEPTION* 7/18/90


Jul. 90    9780    9340    10000
Aug. 90    8690    8299    9029
Sep. 90    7760    7411    7770
Oct. 90    8730    8337    8981
Nov. 90    8250    7879    8451
Dec. 90    8150    7783    8589
Jan. 91    8460    8079    8866
Feb. 91    9190    8776    9817
Mar. 91    8630    8242    9228
Apr. 91    8720    8328    9318
May  91    8870    8471    9416
Jun. 91    8270    7898    8724
Jul. 91    8680    8289    9152
Aug. 91    8700    8309    8966
Sep. 91    9020    8614    9472
Oct. 91    9050    8643    9607
Nov. 91    8800    8404    9158
Dec. 91    9325    8905    9632
Jan. 92    9255    8838    9426
Feb. 92    9124    8713    9089
Mar. 92    8742    8348    8489
Apr. 92    8792    8396    8529
May  92    9214    8800    9100
Jun. 92    8872    8473    8668
Jul. 92    8540    8156    8446
Aug. 92    9043    8636    8976
Sep. 92    8651    8262    8799
Oct. 92    8279    7906    8337
Nov. 92    8319    7945    8415
Dec. 92    8339    7964    8459
Jan. 93    8359    7983    8458
Feb. 93    8642    8253    8714
Mar. 93    9197    8783    9474
Apr. 93    9833    9391    10373
May  93    10055   9603    10592
Jun. 93    9894    9449    10426
Jul. 93    10217   9757    10791
Aug. 93    10792   10307   11374
Sep. 93    10762   10278   11118
Oct. 93    11065   10567   11461
Nov. 93    10439   9969    10459
Dec. 93    11037   10540   11214
Jan. 94    11813   11282   12162
Feb. 94    11503   10985   12128
Mar. 94    10933   10441   11605
Apr. 94    11265   10758   12097
May  94    11296   10787   12028
Jun. 94    11120   10619   12198
Jul. 94    11430   10916   12315
Aug. 94    11679   11153   12607
Sep. 94    11296   10787   12209
Oct. 94    11513   10995   12616
Nov. 94    11026   10530   12009
Dec. 94    10892   10402   12085
Jan. 95    10324   9860    11621
Feb. 95    10182   9724    11587
Mar. 95    10368   9901    12310
Apr. 95    10695   10214   12773
May  95    10794   10308   12621
Jun. 95    10674   10193   12400
Jul. 95    11143   10641   13173
Aug. 95    11001   10506   12671
Sep. 95    11088   10589   12918
Oct. 95    10859   10370   12570
Nov. 95    10968   10475   12920
Dec. 95    11422   10908   13440

* Index total returns were calculated from 7/31/90 to 12/31/95. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (July 18, 1990)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                  7.01%         4.87%        6.98%            2.47%
      Fund (adjusted for the maximum 4.5% sales charge)                     2.20%         0.15%        6.00%            1.61%
      Morgan Stanley Capital International EAFE Index*                      8.39%        11.21%        9.37%            5.61%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                                 6 MONTH       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                            -------      -------      -------     ---------------
                                                                                                                  (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)              6.61%         4.15%         N/A             1.13%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   1.61%        -0.80%         N/A            -1.33%
      Morgan Stanley Capital International EAFE Index*                      8.39%        11.21%         N/A             6.68%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)              6.67%         4.21%         N/A             1.17%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)   1.67%        -0.74%         N/A            -1.29%
      Morgan Stanley Capital International EAFE Index*                      8.39%        11.21%         N/A             6.68%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund's returns continued to improve during the period due to a number of favorable changes in the international markets. Specifically, market conditions began to improve in Japan, with stocks rallying significantly in the third and fourth quarters of 1995. The weakening of the Yen versus the U.S. Dollar and the general decline in global interest rates also had a favorable impact on the international equity markets.

Besides adding value through our COUNTRY ALLOCATION decisions, we concentrated our strategic efforts on STOCK SELECTION -- that is, attempting to outperform each of the local markets in which we invest by purchasing the most undervalued stocks. We also put heavy emphasis on CURRENCY MANAGEMENT in an effort to limit the potential volatility associated with foreign currencies. Our team of currency specialists had expected the Yen to decline in value against the U.S. Dollar, and our decision to partially hedge the Fund's Yen exposure to U.S. Dollars was rewarded throughout the six-month period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Over the period, the Fund has benefited from its strong exposure to Japan. The fall in the Yen and sharply lower interest rates have led to an improvement in business confidence. Under these conditions, economic growth and corporate profits are likely to surprise on the upside. However, given that Japanese stocks are up almost 40 percent from their 1995 lows, we believe that a lot of the good news has already been priced into the market. As a result, we recently scaled back our Japanese positions. Holdings in other Far East markets such as Malaysia were also reduced as signs emerged of a growing inflation problem.

The Fund's European assets were increased over the period, particular in the United Kingdom. The additions to our United Kingdom position were driven by improved valuations as interest rates declined and demand strengthened due to institutional buying, high merger and acquisitions activity, and rapid dividend increases. Finally, our concentration of assets in the core European countries was rewarded as some of the more peripheral markets of Finland, Sweden, Austria, and Italy all suffered sharp declines in the latter part of the year.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Although international equities generally underperformed the U.S. market during the six-month period, our valuation analysis indicates that foreign stocks should be significantly more attractive than U.S. stocks at the present time. We do not believe that last year's events in Mexico should serve as a harbinger of events to follow in the emerging markets. Currently, economic growth is strong, capital inflows remain steady, and valuations have come down to very attractive levels in many emerging markets.

In the U.S., we believe long-term interest rates are below normal, whereas internationally and particularly in Europe, there appears to be greater scope for further rate declines. While U.S. corporate profits appear to be reaching a cyclical peak, profits in international markets such as Japan are showing early signs of a strong rebound. These factors all point to attractive opportunities worldwide and the potential for investors to earn competitive returns in the Fund.


--------------------------------------------------------------------------------
DIVERSIFICATION BY REGION
--------------------------------------------------------------------------------

[graphic omitted: pie chart]

Europe                            49.71%
Asia                              35.51%
Americas                          12.74%
Australia                          2.04%

Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

--------------------------------------------------------------------------------
TARGET MATURITY 2002 FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
BLACKROCK FINANCIAL
MANAGEMENT, INC.
KEITH ANDERSON
E.G. FISHER

Mr. Anderson is Managing Director, co-head of the Portfolio Management Group, and a member of the Management Committee and the Investment Strategy Committee at BlackRock. He also serves as Vice President of BlackRock's family of mutual funds. E.G. Fisher, co-manager of the Fund, is a Principal at BlackRock and a member of its Investment Management Committee. Mr. Fisher joined BlackRock in 1990 in the Risk Management and Analytics Group where he was responsible for risk management analysis and reverse engineering of CMOs. He received a B.A. in Economics from Dartmouth College in 1989. Both Mr. Anderson and Mr. Fisher have had primary investment management responsibilities for the SIERRA TARGET MATURITY 2002 FUND since its inception on March 20, 1995.

PERFORMANCE REVIEW:

From the Fund's inception (March 20, 1995) through December 31, 1995, the SIERRA TARGET MATURITY 2002 FUND advanced 15.70% on an aggregate total return basis, or 13.39% adjusted for the maximum sales charge. For the six-month period ended December 31, 1995, the Fund's total return was 7.33%, or 5.18% adjusted for the maximum sales charge.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995?

The factor that had the greatest impact on the Fund's performance over the last six months was the decline in interest rates. Lower rates led to a strong U.S. Treasury rally in the second half of 1995 and pushed domestic bond prices higher. With 90 percent of its holdings in zero coupon U.S. Treasury notes, the Fund has performed well over this period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The investment objective of the Fund is to maintain 90 percent of its assets in zero coupon U.S. Treasury notes maturing in November, 2002. Based on this goal, the Fund's performance is primarily affected by interest rate fluctuations. During the second half of 1995, rates have generally declined, causing the Fund to rise in value.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no shifts in the Fund's portfolio holdings. In accordance with the Fund's investment policies, we have consistently held about 90 percent of the Fund's assets in zero coupon U.S. Treasury notes with a seven-year maturity. The notes mature in November, 2002.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook is for the Federal Reserve to continue reducing short-term interest rates in 1996. In a period of declining economic growth, a Fed Funds rate of approximately 5.50 percent appears overly restrictive. Coupled with low inflation and reports indicating a sharp acceleration in consumer debt and a drop in retail sales during the 1995 holiday season, it seems likely that the Federal Reserve will lower rates further to stimulate economic growth.

Given its portfolio composition of zero coupon U.S. Treasury notes, the Fund's performance will appreciate, should interest rates continue to decrease. Conversely, if rates go up again, there will be a negative impact on the Fund's performance. Over time, as its maturity date approaches, the duration, or interest rate sensitivity, of the Fund will shorten, lessening the impact on the Fund's net asset value of interest rate movements. The zero coupon U.S. Treasury notes in the Fund will mature at par in November, 2002.


Past performance does not guarantee future performance. The returns shown for the Fund assume reinventment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

Plot points


Mar. 95   9900    9790
Apr. 95   10140   9937
May  95   10690   10476
Jun. 95   10780   10564
Jul. 95   10670   10457
Aug. 95   10840   10623
Sep. 95   10960   10741
Oct. 95   11160   10937
Nov. 95   11390   11162
Dec. 95   11570   11339


------------------------------------------------------------------------------------------------------------------------------
AGGREGATE TOTAL RETURNS AS OF 12/31/95                                               6 MONTH                   SINCE INCEPTION
                                                                                     -------                   ---------------
                                                                                                              (March 20, 1995)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                            7.33%                         15.70%
      Fund (adjusted for the maximum 2% sales charge)                                 5.18%                         13.39%
------------------------------------------------------------------------------------------------------------------------------

                               SIERRA TRUST FUNDS
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                   For the Six Months Ended December 31, 1995

 STATEMENTS OF ASSETS AND LIABILITIES

                                                             SIERRA TRUST FUNDS
                                                       DECEMBER 31, 1995 (UNAUDITED)

                                                                                U.S.                       SHORT TERM
                                                                GLOBAL       GOVERNMENT     CALIFORNIA        HIGH
                                                                MONEY           MONEY          MONEY         QUALITY
                                                                 FUND           FUND           FUND         BOND FUND
                                                            --------------  -------------  -------------  -------------
ASSETS
Investments, at value (Note 2)
  See accompanying schedules ...........................    $167,221,371    $41,437,998    $48,202,273    $41,023,591
Cash and/or foreign currency ...........................         306,092        445,280         42,266        --
Variation Margin (Note 2) ..............................         --             --             --             --
Net unrealized appreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........         --             --             --             --
Receivable for dollar roll fee income (Notes 2 and 5) ..         --             --             --             --
Dividends and/or interest receivable ...................         522,481        264,490        449,128        472,677
Receivable for Fund shares sold ........................         564,890      7,170,693         61,136         37,503
Receivable for investment securities sold ..............         --             --             200,962        --
Premium receivable for call options written ............         --             --             --             --
Unamortized organization costs (Note 7) ................         --             --             --              10,045
Receivable from investment advisor .....................           2,871        --             --               6,342
Other assets ...........................................         --             --             --             --
                                                            ------------    -----------    -----------    -----------
    Total Assets .......................................     168,617,705     49,318,461     48,955,765     41,550,158
                                                            ------------    -----------    -----------    -----------
INVESTMENTS, AT COST (NOTE 2) ..........................     167,221,371     41,437,998     48,202,273     40,328,103
CASH AND/OR FOREIGN CURRENCY AT COST (NOTE 2) ..........         306,092        445,280         42,266        --
LIABILITIES
Net unrealized depreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........         --             --             --             --
Options written, at value (Premiums received
  $403,967)(Note 2) See accompanying schedule ..........         --             --             --             --
Payable for dollar roll transactions (Notes 2 and 5) ...         --             --             --             --
Deferred income for dollar roll transactions ...........         --             --             --             --
Variation Margin (Note 2) ..............................         --             --             --             --
Payable for Fund shares redeemed........................         960,787        522,050        335,299         54,171
Payable for investment securities purchased ............         --             --             --           1,601,719
Investment advisory fee payable (Note 3) ...............         --               3,779          7,163        --
Administration fee payable (Note 3).....................          43,135         10,765         12,558          8,788
Shareholder servicing and distribution fees payable
  (Note 4) .............................................          46,514          9,106         10,516         12,095
Dividends payable ......................................          18,188          4,269          3,069         58,795
Accrued legal and audit fees ...........................          15,076         11,049         12,066         13,110
Accrued transfer agent fees ............................          28,900         11,141          9,872         10,578
Accrued Trustees' fees and expenses (Note 3) ...........           1,070            267            312            250
Due to Custodian .......................................         --             --             --             102,629
Accrued expenses and other payables ....................          18,931          5,325          5,370         12,674
                                                            ------------    -----------    -----------    -----------
    Total Liabilities  .................................       1,132,601        577,751        396,225      1,874,809
                                                            ------------    -----------    -----------    -----------
NET ASSETS .............................................    $167,485,104    $48,740,710    $48,559,540    $39,675,349
                                                            ============    ===========    ===========    ===========



                       See Notes to Financial Statements.

                                                             SIERRA TRUST FUNDS
                                                       DECEMBER 31, 1995 (UNAUDITED)

                                                             SHORT TERM
                                                               GLOBAL           U.S.         CORPORATE       CALIFORNIA
                                                             GOVERNMENT      GOVERNMENT       INCOME          MUNICIPAL
                                                                FUND            FUND           FUND             FUND
                                                            -------------  --------------  -------------   ---------------
ASSETS
Investments, at value (Note 2)
  See accompanying schedules ...........................    $82,043,073    $618,291,577   $424,315,502      $409,161,742
Cash and/or foreign currency ...........................            904           6,679            201           --
Variation Margin (Note 2) ..............................        --               99,406        --                --
Net unrealized appreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........        --              --             --                --
Receivable for dollar roll fee income (Notes 2 and 5) ..        --              214,890        --                --
Dividends and/or interest receivable ...................      2,678,899       3,954,964      8,261,738         6,242,558
Receivable for Fund shares sold ........................        825,726         313,897        395,897           211,939
Receivable for investment securities sold ..............      5,323,871         259,390        --              3,835,090
Premium receivable for call options written ............         26,778         --             --                --
Unamortized organization costs (Note 7) ................          2,295         --             --                --
Receivable from investment advisor .....................        --               49,311        --                --
Other assets ...........................................        --              --             --                --
                                                            -----------    ------------   ------------      ------------
    Total Assets .......................................     90,901,546     623,190,114    432,973,338       419,451,329
                                                            -----------    ------------   ------------      ------------
INVESTMENTS, AT COST (NOTE 2) ..........................     79,546,728     604,855,777    386,417,886       378,152,522
CASH AND/OR FOREIGN CURRENCY AT COST (NOTE 2) ..........          1,053           6,679            201           --
LIABILITIES
Net unrealized depreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........      1,720,259         --             --                --
Options written, at value (Premiums received
  $403,967)(Note 2) See accompanying schedule ..........        326,869         --             --                --
Payable for dollar roll transactions (Notes 2 and 5) ...        --          150,368,398     38,897,500           --
Deferred income for dollar roll transactions ...........        --              --              22,776           --
Variation Margin (Note 2) ..............................        --              --             --                --
Payable for Fund shares redeemed........................         69,252         340,921        192,247           119,610
Payable for investment securities purchased ............      5,285,392         906,857      3,089,820         3,000,000
Investment advisory fee payable (Note 3) ...............          4,301         --              96,655           107,605
Administration fee payable (Note 3).....................         24,671         108,962        113,201           122,637
Shareholder servicing and distribution fees payable
  (Note 4) .............................................         19,821         117,507        100,005            95,249
Dividends payable ......................................      1,255,896       1,049,332        966,596           648,504
Accrued legal and audit fees ...........................         25,828          27,651         25,522            23,694
Accrued transfer agent fees ............................         21,010         100,763         77,502            79,635
Accrued Trustees' fees and expenses (Note 3) ...........            525           2,946          2,408             2,608
Due to Custodian .......................................        --              --             --                107,517
Accrued expenses and other payables ....................         14,844         152,066         38,716            47,245
                                                            -----------    ------------   ------------      ------------
    Total Liabilities  .................................      8,768,668     153,175,403     43,622,948         4,354,304
                                                            -----------    ------------   ------------      ------------
NET ASSETS .............................................    $82,132,878    $470,014,711   $389,350,390      $415,097,025
                                                            ===========    ============   ============      ============

                       See Notes to Financial Statements.

                                                             SIERRA TRUST FUNDS
                                                       DECEMBER 31, 1995 (UNAUDITED)

                                                                             CALIFORNIA
                                                                 FLORIDA       INSURED
                                                                 INSURED     INTERMEDIATE    NATIONAL      GROWTH AND
                                                                MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                                   FUND          FUND          FUND           FUND
                                                               ------------  ------------  -------------  -------------
ASSETS
Investments, at value (Note 2)
  See accompanying schedules ...........................      $39,126,356   $70,206,636   $261,237,539   $226,959,609
Cash and/or foreign currency ...........................        1,306,587       162,714         23,319          9,149
Variation Margin (Note 2) ..............................          --            --             --             --
Net unrealized appreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........          --            --             --             --
Receivable for dollar roll fee income (Notes 2 and 5) ..          --            --             --             --
Dividends and/or interest receivable ...................          644,780     1,239,244      3,637,285        331,408
Receivable for Fund shares sold ........................          202,246        50,337        106,239        466,452
Receivable for investment securities sold ..............          --            --             --           2,618,439
Premium receivable for call options written ............          --            --             --             --
Unamortized organization costs (Note 7) ................           32,171         5,273        --             --
Receivable from investment advisor .....................          --            --             --             --
Other assets ...........................................          --            --             --             --
                                                              -----------   -----------   ------------   ------------
    Total Assets .......................................       41,312,140    71,664,204    265,004,382    230,385,057
                                                              -----------   -----------   ------------   ------------
INVESTMENTS, AT COST (NOTE 2) ..........................       36,879,104    65,887,136    237,380,555    204,668,643
CASH AND/OR FOREIGN CURRENCY AT COST (NOTE 2) ..........        1,306,587       162,714         23,319          9,149
LIABILITIES
Net unrealized depreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........          --            --             --             --
Options written, at value (Premiums received
  $403,967)(Note 2) See accompanying schedule ..........          --            --             --             --
Payable for dollar roll transactions (Notes 2 and 5) ...          --            --             --             --
Deferred income for dollar roll transactions ...........          --            --             --             --
Variation Margin (Note 2) ..............................          --            --              31,250        --
Payable for Fund shares redeemed........................           15,816        54,200         52,404        108,880
Payable for investment securities purchased ............        3,026,024       --             --             170,843
Investment advisory fee payable (Note 3) ...............            4,574         5,107         83,018        146,610
Administration fee payable (Note 3).....................           11,104        21,091         78,218         66,952
Shareholder servicing and distribution fees payable
  (Note 4) .............................................           11,075        24,836         59,659         71,880
Dividends payable ......................................           72,578        91,319        485,836        172,611
Accrued legal and audit fees ...........................           11,102        12,908         21,256         18,428
Accrued transfer agent fees ............................            5,761        15,760         52,513         49,385
Accrued Trustees' fees and expenses (Note 3) ...........              236           449          1,664          1,424
Due to Custodian .......................................          --            --             --             --
Accrued expenses and other payables ....................            6,857        19,386         37,823         29,105
                                                              -----------   -----------   ------------   ------------
    Total Liabilities  .................................        3,165,127       245,056        903,641        836,118
                                                              -----------   -----------   ------------   ------------
NET ASSETS .............................................      $38,147,013   $71,419,148   $264,100,741   $229,548,939
                                                              ===========   ===========   ============   ============
*Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                                             SIERRA TRUST FUNDS
                                                       DECEMBER 31, 1995 (UNAUDITED)



                                                                                   EMERGING     INTERNATIONAL    TARGET
                                                                     GROWTH         GROWTH         GROWTH       MATURITY
                                                                      FUND           FUND           FUND        2002 FUND
                                                                 -----------    -------------  -------------  -----------
ASSETS
Investments, at value (Note 2)
  See accompanying schedules ...........................         $230,292,442   $287,882,283   $103,084,754   $3,377,975
Cash and/or foreign currency ...........................              103,411         54,085      2,344,819       42,588
Variation Margin (Note 2) ..............................              --             --             --           --
Net unrealized appreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........              --             --              78,482      --
Receivable for dollar roll fee income (Notes 2 and 5) ..              --             --             --           --
Dividends and/or interest receivable ...................               56,865         95,436        395,381      --
Receivable for Fund shares sold ........................              439,205        379,925      5,578,575      114,484
Receivable for investment securities sold ..............            1,874,449      2,183,808        571,654      --
Premium receivable for call options written ............              --             --             --           --
Unamortized organization costs (Note 7) ................               26,537        --             --            49,965
Receivable from investment advisor .....................              --             --             --             1,477
Other assets ...........................................                1,890          7,986        --           --
                                                                 ------------   ------------   ------------   ----------
    Total Assets .......................................          232,794,799    290,603,523    112,053,665    3,586,489
                                                                 ------------   ------------   ------------   ----------
INVESTMENTS, AT COST (NOTE 2) ..........................          198,792,210    230,097,104    101,339,984    3,124,659
CASH AND/OR FOREIGN CURRENCY AT COST (NOTE 2) ..........              103,383         54,048      2,358,691       42,588
LIABILITIES
Net unrealized depreciation of forward foreign currency
  contracts (Note 2) See accompanying schedules ........              174,868         42,720        --           --
Options written, at value (Premiums received
  $403,967)(Note 2) See accompanying schedule ..........              --             --             --           --
Payable for dollar roll transactions (Notes 2 and 5) ...              --             --             --           --
Deferred income for dollar roll transactions ...........              --             --             --           --
Variation Margin (Note 2) ..............................              --             --             --           --
Payable for Fund shares redeemed........................            3,568,138      3,372,123         69,376      --
Payable for investment securities purchased ............              656,886      2,858,154        689,523      --
Investment advisory fee payable (Note 3) ...............              175,072        201,733         80,227      --
Administration fee payable (Note 3).....................               66,641         81,323         31,291          503
Shareholder servicing and distribution fees payable
  (Note 4) .............................................               76,516         84,629         34,858          707
Dividends payable ......................................              707,486        206,166      5,463,169      116,707
Accrued legal and audit fees ...........................               17,230         20,190         20,818        5,944
Accrued transfer agent fees ............................               40,430         54,014         25,526          125
Accrued Trustees' fees and expenses (Note 3) ...........                1,417          1,730            666           21
Due to Custodian .......................................              --             --             --           --
Accrued expenses and other payables ....................               36,488         37,289         43,380          155
                                                                 ------------   ------------   ------------   ----------
    Total Liabilities  .................................            5,521,172      6,960,071      6,458,834      124,162
                                                                 ------------   ------------   ------------   ----------
NET ASSETS .............................................         $227,273,627   $283,643,452   $105,594,831   $3,462,327
                                                                 ============   ============   ============   ==========

                       See Notes to Financial Statements.

                                                      SIERRA TRUST FUNDS
                                                DECEMBER 31, 1995 (UNAUDITED)

                                                                             U.S.                       SHORT TERM
                                                             GLOBAL       GOVERNMENT     CALIFORNIA        HIGH
                                                             MONEY           MONEY          MONEY         QUALITY
                                                              FUND           FUND           FUND         BOND FUND
                                                          -------------   ------------   ------------   ------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net
  investment income) ...................................   $     (7,391)   $     5,326    $     3,196    $   (53,838)
Accumulated net realized gain/(loss)/(distributions in
  excess of net realized gain) on investments sold,
  futures contracts, closed written options, forward
  foreign currency contracts and foreign currency
  transactions .........................................         27,284        (12,338)       (40,974)      (848,682)
Net unrealized appreciation of investments, foreign
  currency, written options, futures contracts, forward
  foreign currency contracts and other assets and
  liabilities ..........................................       --              --             --             695,488
Paid-in capital ........................................    167,465,211     48,747,722     48,597,318     39,882,381
                                                           ------------    -----------    -----------    -----------
    Total Net Assets ...................................   $167,485,104    $48,740,710    $48,559,540    $39,675,349
                                                           ============    ===========    ===========    ===========
NET ASSETS:
Class A Shares .........................................   $150,410,302    $48,519,978    $48,479,830    $33,715,057
                                                           ============    ===========    ===========    ===========
Class B Shares .........................................   $    250,204    $   144,562    $    69,393    $ 3,151,191
                                                           ============    ===========    ===========    ===========
Class S Shares .........................................   $ 16,824,598    $    76,170    $    10,317    $ 2,809,101
                                                           ============    ===========    ===========    ===========
SHARES OUTSTANDING:
Class A Shares .........................................    150,370,382     48,531,267     48,520,737     14,152,350
                                                           ============    ===========    ===========    ===========
Class B Shares .........................................        250,137        144,552         69,451      1,322,823
                                                           ============    ===========    ===========    ===========
Class S Shares .........................................     16,848,954         76,165         10,326      1,179,393
                                                           ============    ===========    ===========    ===========
CLASS A SHARES:
Net asset value per share of beneficial interest
  outstanding*..........................................          $1.00          $1.00          $1.00          $2.38
                                                           ============    ===========    ===========    ===========
Maximum sales charge ...................................       --              --             --                3.5%
Maximum offering price per share of beneficial interest
  outstanding ..........................................       --              --             --               $2.47
                                                           ============    ===========    ===========    ===========
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................          $1.00          $1.00          $1.00          $2.38
                                                           ============    ===========    ===========    ===========
CLASS S SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................          $1.00          $1.00          $1.00          $2.38
                                                           ============    ===========    ===========    ===========
--------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                                      SIERRA TRUST FUNDS
                                                DECEMBER 31, 1995 (UNAUDITED)

                                                         SHORT TERM
                                                           GLOBAL           U.S.         CORPORATE      CALIFORNIA
                                                         GOVERNMENT      GOVERNMENT        INCOME        MUNICIPAL
                                                            FUND            FUND            FUND           FUND
                                                         ------------   -------------   -------------   -----------
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net
  investment income) ...................................  $ 1,339,710    $    681,962    $ (1,086,967) $      2,094
Accumulated net realized gain/(loss)/(distributions in
  excess of net realized gain) on investments sold,
  futures contracts, closed written options, forward
  foreign currency contracts and foreign currency
  transactions .........................................   (2,804,108)    (68,362,729)    (32,430,426)  (15,160,380)
Net unrealized appreciation of investments, foreign
  currency, written options, futures contracts, forward
  foreign currency contracts and other assets and
  liabilities ..........................................      998,941      13,291,025      37,897,616    31,009,220
Paid-in capital ........................................   82,598,335     524,404,453     384,970,167   399,246,091
                                                          -----------    ------------    ------------  ------------
    Total Net Assets ...................................  $82,132,878    $470,014,711    $389,350,390  $415,097,025
                                                          ===========    ============    ============  ============
NET ASSETS:
Class A Shares .........................................  $78,649,559    $439,291,848    $358,147,904  $402,491,585
                                                          ===========    ============    ============  ============
Class B Shares .........................................  $ 1,383,242    $ 19,062,483    $ 22,778,005  $ 12,594,019
                                                          ===========    ============    ============  ============
Class S Shares .........................................  $ 2,100,077    $ 11,660,380    $  8,424,481  $     11,421
                                                          ===========    ============    ============  ============
SHARES OUTSTANDING:
Class A Shares .........................................   34,428,203      44,426,000      32,230,605    36,632,497
                                                          ===========    ============    ============  ============
Class B Shares .........................................      605,525       1,927,816       2,049,868     1,146,267
                                                          ===========    ============    ============  ============
Class S Shares .........................................      919,200       1,179,213         758,125         1,039
                                                          ===========    ============    ============  ============
CLASS A SHARES:
Net asset value per share of beneficial interest
  outstanding*..........................................        $2.28           $9.89          $11.11        $10.99
                                                          ===========    ============    ============  ============
Maximum sales charge ...................................         3.5%            4.5%            4.5%          4.5%
Maximum offering price per share of beneficial interest
  outstanding ..........................................        $2.36          $10.36          $11.63        $11.51
                                                          ===========    ============    ============  ============
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................        $2.28           $9.89          $11.11        $10.99
                                                          ===========    ============    ============  ============
CLASS S SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................        $2.28           $9.89          $11.11        $10.99
                                                          ===========    ============    ============  ============
--------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                                      SIERRA TRUST FUNDS
                                                DECEMBER 31, 1995 (UNAUDITED)

                                                                           CALIFORNIA
                                                               FLORIDA       INSURED
                                                               INSURED     INTERMEDIATE    NATIONAL      GROWTH AND
                                                              MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                                FUND          FUND          FUND           FUND
                                                              ----------    ----------    -----------    ----------- -
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net
  investment income) ...................................   $     2,724   $     2,141   $      2,823   $      7,319
Accumulated net realized gain/(loss)/(distributions in
  excess of net realized gain) on investments sold,
  futures contracts, closed written options, forward
  foreign currency contracts and foreign currency
  transactions .........................................    (3,063,473)      134,717    (12,631,585)     5,227,127
Net unrealized appreciation of investments, foreign
  currency, written options, futures contracts, forward
  foreign currency contracts and other assets and
  liabilities ..........................................     2,247,252     4,319,500     23,681,807     22,290,966
Paid-in capital ........................................    38,960,510    66,962,790    253,047,696    202,023,527
                                                           -----------   -----------   ------------   ------------
    Total Net Assets ...................................   $38,147,013   $71,419,148   $264,100,741   $229,548,939
                                                           ===========   ===========   ============   ============
NET ASSETS:
Class A Shares .........................................   $32,885,586   $55,954,615   $257,960,560   $190,061,359
                                                           ===========   ===========   ============   ============
Class B Shares .........................................   $ 5,249,925   $15,453,070   $  6,128,885   $ 13,183,990
                                                           ===========   ===========   ============   ============
Class S Shares .........................................   $    11,502   $    11,463   $     11,296   $ 26,303,590
                                                           ===========   ===========   ============   ============
SHARES OUTSTANDING:
Class A Shares .........................................     3,264,571     5,160,180     22,956,163     14,654,315
                                                           ===========   ===========   ============   ============
Class B Shares .........................................       521,141     1,425,097        545,416      1,020,127
                                                           ===========   ===========   ============   ============
Class S Shares .........................................         1,142         1,057          1,005      2,034,571
                                                           ===========   ===========   ============   ============
CLASS A SHARES:
Net asset value per share of beneficial interest
  outstanding*..........................................        $10.07        $10.84         $11.24         $12.97
                                                           ===========   ===========   ============   ============
Maximum sales charge ...................................          4.5%          4.5%           4.5%           4.5%
Maximum offering price per share of beneficial interest
  outstanding ..........................................        $10.54        $11.35         $11.77         $13.58
                                                           ===========   ===========   ============   ============
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................        $10.07        $10.84         $11.24         $12.92
                                                           ===========   ===========   ============   ============
CLASS S SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................        $10.07        $10.84         $11.24         $12.93
                                                           ===========   ===========   ============   ============
*Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                                      SIERRA TRUST FUNDS
                                                DECEMBER 31, 1995 (UNAUDITED)



                                                                                  EMERGING     INTERNATIONAL    TARGET
                                                                   GROWTH          GROWTH         GROWTH       MATURITY
                                                                   FUND            FUND           FUND        2002 FUND
                                                                -----------     -----------     -----------    ---------
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net
  investment income) ...................................     $   (635,179)+  $   (938,672)+  $ (3,395,554)  $   (3,958)
Accumulated net realized gain/(loss)/(distributions in
  excess of net realized gain) on investments sold,
  futures contracts, closed written options, forward
  foreign currency contracts and foreign currency
  transactions .........................................        2,313,642       5,840,357       2,878,278           (5)
Net unrealized appreciation of investments, foreign
  currency, written options, futures contracts, forward
  foreign currency contracts and other assets and
  liabilities ..........................................       31,372,178      57,741,192       1,807,219      253,316
Paid-in capital ........................................      194,222,986     221,000,575     104,304,888    3,212,974
                                                             ------------    ------------    ------------   ----------
    Total Net Assets ...................................     $227,273,627    $283,643,452    $105,594,831   $3,462,327
                                                             ============    ============    ============   ==========
NET ASSETS:
Class A Shares .........................................     $179,856,637    $239,486,062    $ 84,901,170   $3,462,327
                                                             ============    ============    ============   ==========
Class B Shares .........................................     $ 14,054,386    $ 16,214,465    $  2,922,925        --
                                                             ============    ============    ============
Class S Shares .........................................     $ 33,362,604    $ 27,942,925    $ 17,770,736        --
                                                             ============    ============    ============
SHARES OUTSTANDING:
Class A Shares .........................................       12,747,814      13,486,090       8,555,762      309,627
                                                             ============    ============    ============   ==========
Class B Shares .........................................        1,006,917         923,181         296,391        --
                                                             ============    ============    ============
Class S Shares .........................................        2,389,741       1,590,462       1,802,918        --
                                                             ============    ============    ============
CLASS A SHARES:
Net asset value per share of beneficial interest
  outstanding*..........................................           $14.11          $17.76           $9.92       $11.18
                                                             ============    ============    ============   ==========
Maximum sales charge ...................................             4.5%            4.5%            4.5%         2.0%
Maximum offering price per share of beneficial interest
  outstanding ..........................................           $14.77          $18.60          $10.39       $11.41
                                                             ============    ============    ============   ==========
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................           $13.96          $17.56           $9.86         --
                                                             ============    ============    ============
CLASS S SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* .....................           $13.96          $17.57           $9.86         --
                                                             ============    ============    ============
*Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+Represents accumulated net investment loss.

                       See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS

                                                              SIERRA TRUST FUNDS
                                               SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                                     U.S.                      SHORT TERM
                                                     GLOBAL       GOVERNMENT     CALIFORNIA        HIGH
                                                     MONEY          MONEY          MONEY         QUALITY
                                                     FUND           FUND           FUND         BOND FUND
                                                 -------------  -------------  -------------  -------------
INVESTMENT INCOME:
Dividends ....................................    $  --          $  --          $  --          $  --
Foreign withholding tax on dividend income ...       --             --             --             --
Interest .....................................     4,346,901      1,221,850      1,001,288      1,772,768
Foreign withholding tax on interest income ...       --             --             --             --
Fee income (Note 5) ..........................       --             --             --             --
                                                  ----------     ----------     ----------     ----------
    Total investment income ..................     4,346,901      1,221,850      1,001,288      1,772,768
                                                  ----------     ----------     ----------     ----------
EXPENSES:
Investment advisory fee (Note 3) .............       291,932         84,580        100,475        127,900
Administration fee (Note 3) ..................       218,949         63,435         75,356         89,530
Custodian fees ...............................         7,680          1,523          2,120          5,424
Legal and audit fees .........................        19,604         11,083         12,438         12,827
Trustees' fees and expenses (Note 3) .........         2,779            779            921            924
Amortization of organization costs (Note 7) ..       --             --             --               1,773
Registration and filing fees .................        36,901         20,666          4,846         26,635
Transfer agent fees  .........................        56,989         22,727         20,432         23,456
Other ........................................        13,693          5,689          5,010          8,624
                                                  ----------     ----------     ----------     ----------
    Subtotal .................................       648,527        210,482        221,598        297,093
Shareholder servicing and distribution fees
  (Note 4):
  Class A Shares .............................       167,208         52,480         62,697         55,828
  Class B Shares .............................         1,210            593            349         15,931
  Class S Shares .............................        59,789            938             51         16,555
Fees waived and/or expenses absorbed by
  investment advisor and administrator (Note 3)     (356,757)       (82,405)       (70,879)      (168,340)
Fees reduced by credits allowed by the
  custodian (Note 3) .........................          (804)        (1,049)        --               (635)
                                                  ----------     ----------     ----------     ----------
    Total expenses before interest expense ...       519,173        181,039        213,816        216,432
                                                  ----------     ----------     ----------     ----------
Interest expense (Note 5) ....................       --             --             --             --
                                                  ----------     ----------     ----------     ----------
    Total expenses ...........................       519,173        181,039        213,816        216,432
                                                  ----------     ----------     ----------     ----------
NET INVESTMENT INCOME/(LOSS) .................     3,827,728      1,040,811        787,472      1,556,336
                                                  ----------     ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (Notes 2 and 5):
Realized gain/(loss) from:
  Security transactions ......................        10,322          (838)             87        185,201
  Forward foreign currency contracts and
    foreign currency transactions ............        --             --             --             (1,161)
  Futures contracts ..........................        --             --             --             --
  Written options ............................        --             --             --            (14,410)
Net change in unrealized appreciation/
  (depreciation) of:
  Securities .................................        --             --             --             251,155
  Forward foreign currency contracts .........        --             --             --             --
  Foreign currency, written options, futures
    contracts and other assets and liabilities        --             --             --             --
                                                  ----------     ----------     ----------     ----------
Net realized and unrealized gain/(loss)
  on investments .............................        10,322           (838)            87        420,785
                                                  ----------     ----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................    $3,838,050     $1,039,973     $  787,559     $1,977,121
                                                  ==========     ==========     ==========     ==========

                       See Notes to Financial Statements.

                                                              SIERRA TRUST FUNDS
                                               SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                  SHORT TERM
                                                     GLOBAL           U.S.         CORPORATE           CALIFORNIA
                                                  GOVERNMENT      GOVERNMENT        INCOME              MUNICIPAL
                                                     FUND            FUND            FUND                 FUND
                                                 -------------  --------------  --------------        ---------------
INVESTMENT INCOME:
Dividends ....................................    $  --          $   --          $   --               $   --
Foreign withholding tax on dividend income ...       --              --              --                   --
Interest .....................................     3,763,856      18,255,257      15,201,011           13,335,322
Foreign withholding tax on interest income ...       (38,153)        --              --                   --
Fee income (Note 5) ..........................       --              793,115         417,994              --
                                                  ----------     -----------     -----------          -----------
    Total investment income ..................     3,725,703      19,048,372      15,619,005           13,335,322
                                                  ----------     -----------     -----------          -----------
EXPENSES:
Investment advisory fee (Note 3) .............       313,741       1,294,739       1,252,356            1,132,346
Administration fee (Note 3) ..................       168,938         823,925         674,345              720,584
Custodian fees ...............................        10,495          69,529           3,284               12,498
Legal and audit fees .........................        26,935          48,927          38,905               42,330
Trustees' fees and expenses (Note 3) .........         1,729           8,527           6,916                7,473
Amortization of organization costs (Note 7) ..         1,000         --              --                   --
Registration and filing fees .................           459         --                5,860              --
Transfer agent fees  .........................        43,017         186,301         150,006              154,386
Other ........................................        10,964          93,616          38,980               43,170
                                                  ----------     -----------     -----------          -----------
    Subtotal .................................       577,278       2,525,564       2,170,652            2,112,787
Shareholder servicing and distribution fees
  (Note 4):
  Class A Shares .............................       116,035         559,230         449,274              502,998
  Class B Shares .............................         6,756          72,532          92,118               46,765
  Class S Shares .............................        11,782          44,621          37,488                   55
Fees waived and/or expenses absorbed by
  investment advisor and administrator (Note 3)     (287,093)     (1,556,413)       (861,107)            (720,570)
Fees reduced by credits allowed by the
  custodian (Note 3) .........................           (49)        (24,539)           (203)             (12,498)
                                                  ----------     -----------     -----------          -----------
    Total expenses before interest expense ...       424,709       1,620,995       1,888,222            1,929,537
                                                  ----------     -----------     -----------          -----------
Interest expense (Note 5) ....................       --              412,243         --                   --
                                                  ----------     -----------     -----------          -----------
    Total expenses ...........................       424,709       2,033,238       1,888,222            1,929,537
                                                  ----------     -----------     -----------          -----------
NET INVESTMENT INCOME/(LOSS) .................     3,300,994      17,015,134      13,730,783           11,405,785
                                                  ----------     -----------     -----------          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (Notes 2 and 5):
Realized gain/(loss) from:
  Security transactions ......................       510,892       6,766,559     (1,225,452)              641,395
  Forward foreign currency contracts and
    foreign currency transactions ............    (1,620,426)         --             --                   --
  Futures contracts ..........................        --          (1,706,230)        --                   --
  Written options ............................     1,481,003         --              --                   --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities .................................       657,749       3,655,854      21,964,870           16,694,071
  Forward foreign currency contracts .........     1,217,626         --              --                   --
  Foreign currency, written options, futures
    contracts and other assets and liabilities       220,178       1,149,367         --                   --
                                                  ----------     -----------     -----------          -----------
Net realized and unrealized gain/(loss)
  on investments .............................     2,467,022       9,865,550      20,739,418           17,335,466
                                                  ----------     -----------     -----------          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................    $5,768,016     $26,880,684     $34,470,201          $28,741,251
                                                  ==========     ===========     ===========          ===========

                       See Notes to Financial Statements.

                                                              SIERRA TRUST FUNDS
                                               SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                                  CALIFORNIA
                                                      FLORIDA       INSURED
                                                      INSURED     INTERMEDIATE    NATIONAL      GROWTH AND
                                                     MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                       FUND           FUND          FUND           FUND
                                                  ------------   -----------   ------------   ------------
INVESTMENT INCOME:
Dividends ....................................     $  --         $  --         $   --         $ 2,121,115
Foreign withholding tax on dividend income ...        --            --             --             (15,580)
Interest .....................................      1,069,965     1,862,501      8,763,654        256,226
Foreign withholding tax on interest income ...        --            --             --             --
Fee income (Note 5) ..........................        --            --             --             --
                                                   ----------    ----------    -----------    -----------
    Total investment income ..................      1,069,965     1,862,501      8,763,654      2,361,761
                                                   ----------    ----------    -----------    -----------
EXPENSES:
Investment advisory fee (Note 3) .............        102,572       191,752        732,777        817,532
Administration fee (Note 3) ..................         65,273       122,024        466,313        371,125
Custodian fees ...............................          2,190         3,336          3,027         11,477
Legal and audit fees .........................         13,504        13,611         33,621         21,469
Trustees' fees and expenses (Note 3) .........            674         1,275          4,823          3,925
Amortization of organization costs (Note 7) ..          6,572           811        --             --
Registration and filing fees .................         10,856        15,686          6,579         29,895
Transfer agent fees  .........................         11,732        32,180        101,481         92,948
Other ........................................          5,988        16,002         32,148         25,490
                                                   ----------    ----------    -----------    -----------
    Subtotal .................................        219,361       396,677      1,380,769      1,373,861
Shareholder servicing and distribution fees
  (Note 4):
  Class A Shares .............................         41,324        69,506        326,558        227,495
  Class B Shares .............................         21,145        70,560         26,036         49,466
  Class S Shares .............................             54            56             54        100,908
Fees waived and/or expenses absorbed by
  investment advisor and administrator (Note 3)      (144,372)     (224,314)      (352,691)       --
Fees reduced by credits allowed by the
  custodian (Note 3) .........................         (2,190)       (3,336)        (3,027)          (415)
                                                   ----------    ----------    -----------    -----------
    Total expenses before interest expense ...        135,322       309,149      1,377,699      1,751,315
                                                   ----------    ----------    -----------    -----------
Interest expense (Note 5) ....................        --            --             --             --
                                                   ----------    ----------    -----------    -----------
    Total expenses ...........................        135,322       309,149      1,377,699      1,751,315
                                                   ----------    ----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS) .................        934,643     1,553,352      7,385,955        610,446
                                                   ----------    ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (Notes 2 and 5):
Realized gain/(loss) from:
  Security transactions ......................        108,669       344,051        680,683     15,495,929
  Forward foreign currency contracts and
    foreign currency transactions ............        --            --             --             --
  Futures contracts ..........................         17,568        17,568     (1,982,530)       --
  Written options ............................        --            --             --             --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities .................................      2,341,470     2,438,917     13,077,386      6,531,990
  Forward foreign currency contracts .........        --            --              --            --
  Foreign currency, written options, futures
    contracts and other assets and liabilities        --            --            (277,495)       --
                                                   ----------    ----------    -----------    -----------
Net realized and unrealized gain/(loss)
  on investments .............................      2,467,707     2,800,536     11,498,044     22,027,919
                                                   ----------    ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................     $3,402,350    $4,353,888    $18,883,999    $22,638,365
                                                   ==========    ==========    ===========    ===========

                       See Notes to Financial Statements.

                                                              SIERRA TRUST FUNDS
                                               SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)



                                                                     EMERGING   INTERNATIONAL    TARGET
                                                       GROWTH         GROWTH       GROWTH      MATURITY
                                                        FUND           FUND         FUND       2002 FUND
                                                   ------------   ------------   -----------   ---------
INVESTMENT INCOME:
Dividends ....................................     $   528,448    $ 1,087,755    $  914,269    $ --
Foreign withholding tax on dividend income ...          (5,124)       (12,443)     (106,044)     --
Interest .....................................         680,525        242,066       181,051      93,766
Foreign withholding tax on interest income ...         --             --                (31)     --
Fee income (Note 5) ..........................         --             --            --           --
                                                   -----------    -----------    ----------    --------
    Total investment income ..................       1,203,849      1,317,378       989,245      93,766
                                                   -----------    -----------    ----------    --------
EXPENSES:
Investment advisory fee (Note 3) .............         959,472      1,107,742       467,573       3,799
Administration fee (Note 3) ..................         363,786        445,779       182,180       5,319
Custodian fees ...............................          25,350         18,414        42,503       1,596
Legal and audit fees .........................          24,238         29,290        22,002       5,953
Trustees' fees and expenses (Note 3) .........           3,860          4,795         1,893          58
Amortization of organization costs (Note 7) ..           5,809        --            --            5,879
Registration and filing fees .................          19,057         33,593        13,988       8,909
Transfer agent fees  .........................          86,249        112,516        51,632         630
Other ........................................          21,153         30,693        17,752         589
                                                   -----------    -----------    ----------    --------
    Subtotal .................................       1,508,974      1,782,822       799,523      32,732
Shareholder servicing and distribution fees
  (Note 4):
  Class A Shares .............................         214,171        276,255       109,469       3,799
  Class B Shares .............................          52,367         66,075        13,116      --
  Class S Shares .............................         130,341        102,557        69,521      --
Fees waived and/or expenses absorbed by
  investment advisor and administrator (Note 3)        --             --            --          (25,820)
Fees reduced by credits allowed by the
  custodian (Note 3) .........................          (2,406)        (7,553)       (1,057)     (1,561)
                                                   -----------    -----------    ----------    --------
    Total expenses before interest expense ...       1,903,447      2,220,156       990,572       9,150
                                                   -----------    -----------    ----------    --------
Interest expense (Note 5) ....................         --             --            --           --
                                                   -----------    -----------    ----------    --------
    Total expenses ...........................       1,903,447      2,220,156       990,572       9,150
                                                   -----------    -----------    ----------    --------
NET INVESTMENT INCOME/(LOSS) .................        (699,598)      (902,778)       (1,327)     84,616
                                                   -----------    -----------    ----------    --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (Notes 2 and 5):
Realized gain/(loss) from:
  Security transactions ......................      18,530,674     15,409,679       874,469           1
  Forward foreign currency contracts and
    foreign currency transactions ............        (203,851)      (201,230)    3,486,377      --
  Futures contracts ..........................         --             --            --           --
  Written options ............................         --             --            --           --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities .................................       6,983,338     29,740,788     2,741,165     139,543
  Forward foreign currency contracts .........          26,317        271,879       198,770      --
  Foreign currency, written options, futures
    contracts and other assets and liabilities          47,903            (23)      (49,196)     --
                                                   -----------    -----------    ----------    --------
Net realized and unrealized gain/(loss)
  on investments .............................      25,384,381     45,221,093     7,251,585     139,544
                                                   -----------    -----------    ----------    --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................     $24,684,783    $44,318,315    $7,250,258    $224,160
                                                   ===========    ===========    ==========    ========

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                         SIERRA TRUST FUNDS
                         FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                                U.S.                       SHORT TERM
                                                GLOBAL       GOVERNMENT     CALIFORNIA        HIGH
                                                MONEY           MONEY          MONEY         QUALITY
                                                 FUND           FUND           FUND         BOND FUND
                                           --------------  -------------  -------------  -------------
Net investment income/(loss) .............   $  3,827,728    $ 1,040,811    $   787,472    $ 1,556,336
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the period ......................        10,322            (838)            87        169,630
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts,
  written options and other assets and
  liabilities during the period ..........        --             --             --             251,155
                                             ------------    -----------    -----------    -----------
Net increase in net assets resulting
  from operations ........................      3,838,050      1,039,973        787,559      1,977,121
Distributions to shareholder from:
  Net investment income:
    Class A Shares .......................     (3,579,720)    (1,033,746)      (786,516)    (1,374,806)
    Class B Shares .......................         (5,570)        (2,475)          (834)       (86,399)
    Class S Shares .......................       (275,861)        (4,590)          (122)       (88,783)
  Net realized gains on investments:
    Class A Shares .......................        --             --             --             --
    Class B Shares .......................        --             --             --             --
    Class S Shares .......................        --             --             --             --
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares .......................     40,389,043      1,028,579       (355,990)   (10,457,614)
    Class B Shares .......................          9,693         21,812         (9,376)       105,607
    Class S Shares .......................      9,458,354       (660,943)           123        471,358
                                             ------------    -----------    -----------    -----------
Net increase/(decrease) in net assets ....     49,833,989        388,610       (365,156)    (9,453,516)
NET ASSETS:
Beginning of period ......................    117,651,115     48,352,100     48,924,696     49,128,865
                                             ------------    -----------    -----------    -----------
End of period ............................   $167,485,104    $48,740,710    $48,559,540    $39,675,349
                                             ============    ===========    ===========    ===========
Undistributed net investment income/
   (accumulated net investment loss/
   distributions in excess of net investment
   income) at end of period ..............   $     (7,391)   $     5,326    $     3,196    $   (53,838)
                                             ============    ===========    ===========    ===========
 --------------

+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                          SIERRA TRUST FUNDS
                          FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                SHORT TERM
                                                  GLOBAL           U.S.         CORPORATE        CALIFORNIA
                                                GOVERNMENT      GOVERNMENT        INCOME          MUNICIPAL
                                                   FUND            FUND            FUND             FUND
                                             --------------  --------------  --------------    --------------
Net investment income/(loss) .............     $  3,300,994    $ 17,015,134    $ 13,730,783      $ 11,405,785
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the period ......................          371,469       5,060,329      (1,225,452)         641,395
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts,
  written options and other assets and
  liabilities during the period ..........        2,095,553       4,805,221      21,964,870        16,694,071
                                               ------------    ------------    ------------      ------------
Net increase in net assets resulting
  from operations ........................        5,768,016      26,880,684      34,470,201        28,741,251
Distributions to shareholder from:
  Net investment income:
    Class A Shares .......................       (3,639,916)    (15,613,295)    (12,904,160)      (11,188,178)
    Class B Shares .......................          (52,280)       (447,425)       (586,474)         (222,344)
    Class S Shares .......................          (82,279)       (275,570)       (240,149)             (263)
  Net realized gains on investments:
    Class A Shares .......................          --              --              --                --
    Class B Shares .......................          --              --              --                --
    Class S Shares .......................          --              --              --                --
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares .......................      (27,256,575)    (30,578,507)    (44,684,909)      (20,374,488)
    Class B Shares .......................           62,375       8,016,298       6,523,242         4,933,025
    Class S Shares .......................         (235,879)      4,580,393        (714,845)              283
                                               ------------    ------------    ------------      ------------
Net increase/(decrease) in net assets ....      (25,436,538)     (7,437,422)    (18,137,094)        1,889,286
NET ASSETS:
Beginning of period ......................      107,569,416     477,452,133     407,487,484       413,207,739
                                               ------------    ------------    ------------      ------------
End of period ............................     $ 82,132,878    $470,014,711    $389,350,390      $415,097,025
                                               ============    ============    ============      ============
Undistributed net investment income/
   (accumulated net investment loss/
   distributions in excess of net investment
   income) at end of period ..............     $  1,339,710    $    681,962    $ (1,086,967)   $        2,094
                                               ============    ============   =============    ==============
 --------------

+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                           SIERRA TRUST FUNDS
                         FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                              CALIFORNIA
                                                 FLORIDA       INSURED
                                                 INSURED     INTERMEDIATE    NATIONAL      GROWTH AND
                                                MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                   FUND          FUND          FUND           FUND
                                               -----------   -----------   ------------   ------------
Net investment income/(loss) .............     $   934,643   $ 1,553,352   $  7,385,955   $    610,446
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the period ......................         126,237       361,619     (1,301,847)    15,495,929
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts,
  written options and other assets and
  liabilities during the period ..........       2,341,470     2,438,917     12,799,891      6,531,990
                                               -----------   -----------   ------------   ------------
Net increase in net assets resulting
  from operations ........................       3,402,350     4,353,888     18,883,999     22,638,365
Distributions to shareholder from:
  Net investment income:
    Class A Shares .......................        (850,441)   (1,281,568)    (7,267,904)      (615,115)
    Class B Shares .......................         (91,963)     (271,569)      (124,791)        (3,735)
    Class S Shares .......................            (239)         (215)          (260)        (7,588)
  Net realized gains on investments:
    Class A Shares .......................         --           (228,212)       --         (13,499,648)
    Class B Shares .......................         --            (63,023)       --            (940,265)
    Class S Shares .......................         --                (47)       --          (1,876,397)
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares .......................      (2,999,449)     (563,542)   (22,328,952)    14,481,114
    Class B Shares .......................       1,631,437     2,565,232      1,108,880      6,187,300
    Class S Shares .......................             258           275            284     11,721,932
                                               -----------   -----------   ------------   ------------
Net increase/(decrease) in net assets ....       1,091,953     4,511,219     (9,728,744)    38,085,963
NET ASSETS:
Beginning of period ......................      37,055,060    66,907,929    273,829,485    191,462,976
                                               -----------   -----------   ------------   ------------
End of period ............................     $38,147,013   $71,419,148   $264,100,741   $229,548,939
                                               ===========   ===========   ============   ============
Undistributed net investment income/
   (accumulated net investment loss/
   distributions in excess of net investment
   income) at end of period ..............     $     2,724   $     2,141   $      2,823   $      7,319
                                               ===========   ===========   ============   ============
 --------------

+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                         SIERRA TRUST FUNDS
                      FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)



                                                                EMERGING     INTERNATIONAL    TARGET
                                                  GROWTH         GROWTH         GROWTH       MATURITY
                                                   FUND           FUND           FUND        2002 FUND
                                               ------------   ------------   ------------   ----------
Net investment income/(loss) .............     $   (699,598)  $   (902,778)  $     (1,327)  $   84,616
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the period ......................       18,326,823     15,208,449      4,360,846            1
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts,
  written options and other assets and
  liabilities during the period ..........        7,057,558     30,012,644      2,890,739      139,543
                                               ------------   ------------   ------------   ----------
Net increase in net assets resulting
  from operations ........................       24,684,783     44,318,315      7,250,258      224,160
Distributions to shareholder from:
  Net investment income:
    Class A Shares .......................          --             --            (730,416)    (116,707)
    Class B Shares .......................          --             --             (16,044)     --
    Class S Shares .......................          --             --            (107,864)     --
  Net realized gains on investments:
    Class A Shares .......................      (21,692,930)    (9,919,223)    (3,699,960)     --
    Class B Shares .......................       (1,672,535)      (667,520)      (128,323)     --
    Class S Shares .......................       (3,964,701)    (1,151,988)      (780,562)     --
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares .......................       26,030,549     24,840,199     (8,584,900)     729,056
    Class B Shares .......................        7,714,406      4,455,500        634,137      --
    Class S Shares .......................       15,752,339     13,998,693      6,607,645      --
                                               ------------   ------------   ------------   ----------
Net increase/(decrease) in net assets ....       46,851,911     75,873,976        443,971      836,509
NET ASSETS:
Beginning of period ......................      180,421,716    207,769,476    105,150,860    2,625,818
                                               ------------   ------------   ------------   ----------
End of period ............................     $227,273,627   $283,643,452   $105,594,831   $3,462,327
                                               ============   ============   ============   ==========
Undistributed net investment income/
   (accumulated net investment loss/
   distributions in excess of net investment
   income) at end of period ..............     $   (635,179)+ $   (938,672)+ $ (3,395,554)  $   (3,958)
                                               ============   ============   ============   ==========
 --------------

+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                                 SIERRA TRUST FUNDS
                                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                 U.S.                      SHORT TERM
                                                GLOBAL       GOVERNMENT     CALIFORNIA        HIGH
                                                MONEY           MONEY          MONEY         QUALITY
                                                 FUND           FUND           FUND         BOND FUND
                                            --------------  -------------  -------------  -------------
Net investment income/(loss) .............   $  4,327,076    $ 1,780,115    $ 1,467,379    $ 3,274,272
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the year ........................         21,401         (2,254)       (20,162)    (2,579,188)
Net unrealized appreciation/(depreciation)
  of investments, forward foreign currency
  contracts, foreign currency, futures
  contracts, written options and other
  assets and liabilities during the year .        --             --             --           1,061,733
                                             ------------    -----------    -----------    -----------
Net increase/(decrease) in net assets
  resulting from operations .............       4,348,477      1,777,861      1,447,217      1,756,817
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................      (4,191,083)    (1,774,474)    (1,465,972)    (1,572,815)
    Class B Shares ......................          (6,712)        (1,037)        (1,205)       (51,308)
    Class S Shares ......................        (127,884)        (4,604)          (202)       (44,015)
  Distributions in excess of net
    investment income:
    Class A Shares ......................         --             --             --          (1,368,026)
    Class B Shares ......................         --             --             --             (57,854)
    Class S Shares ......................         --             --             --             (50,627)
  Net realized gains on investments:
    Class A Shares ......................          (1,350)       --             --             --
    Class B Shares ......................              (2)       --             --             --
    Class S Shares ......................             (45)       --             --             --
  Distributions in excess of net realized
    gains on investments:
    Class A Shares ......................         --             --             --             --
    Class B Shares ......................         --             --             --             --
    Class S Shares ......................         --             --             --             --
  Capital (Note 2):
    Class A Shares ......................         --             --             --             (65,223)
    Class B Shares ......................         --             --             --              (2,758)
    Class S Shares ......................         --             --             --              (2,414)
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ......................      56,025,698     17,314,506    (13,644,611)    23,435,197
    Class B Shares ......................         240,444        122,740         78,827      3,026,900
    Class S Shares ......................       7,390,600        737,108         10,203      2,354,086
                                             ------------    -----------    -----------    -----------
Net increase/(decrease) in net assets ...      63,678,143     18,172,100    (13,575,743)    27,357,960
NET ASSETS:
Beginning of year .......................      53,972,972     30,180,000     62,500,439     21,770,905
                                             ------------    -----------    -----------    -----------
End of year .............................    $117,651,115    $48,352,100    $48,924,696    $49,128,865
                                             ============    ===========    ===========    ===========
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year......    $     26,032    $     5,326   $      3,196   $    (60,186)
                                             ============    ===========   ============   ============

--------------
* The Target Maturity 2002 Fund commenced operations on March 20, 1995. # Amount represents less than $1.00.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                            SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995

                                                SHORT TERM
                                                  GLOBAL           U.S.         CORPORATE         CALIFORNIA
                                                GOVERNMENT      GOVERNMENT        INCOME           MUNICIPAL
                                                   FUND            FUND            FUND              FUND
                                              --------------  --------------  --------------      -----------
Net investment income/(loss) .............     $ 11,864,314    $ 39,386,893   $  33,780,248      $ 25,870,424
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the year ........................      (11,992,927)    (54,757,067)    (28,272,871)       (4,641,450)
Net unrealized appreciation/(depreciation)
  of investments, forward foreign currency
  contracts, foreign currency, futures
  contracts, written options and other
  assets and liabilities during the year .        2,985,927      61,068,404      51,363,673         7,744,208
                                               ------------    ------------   -------------      ------------
Net increase/(decrease) in net assets
  resulting from operations .............         2,857,314      45,698,230      56,871,050        28,973,182
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................        (1,108,181)    (37,939,401)    (27,582,318)      (25,700,052)
    Class B Shares ......................              (518)       (403,591)       (436,090)         (163,977)
    Class S Shares ......................              (648)       (205,850)       (284,731)             (544)
  Distributions in excess of net
    investment income:
    Class A Shares ......................          (440,172)        --           (3,754,869)          --
    Class B Shares ......................              (206)        --              (68,516)          --
    Class S Shares ......................              (259)        --              (44,607)          --
  Net realized gains on investments:
    Class A Shares ......................           --              --              --                 (5,670)
    Class B Shares ......................           --              --              --                    (42)
    Class S Shares ......................           --              --              --                     (0)#
  Distributions in excess of net realized
    gains on investments:
    Class A Shares ......................          (616,469)        --              --                --
    Class B Shares ......................            (3,918)        --              --                --
    Class S Shares ......................            (7,731)        --              --                --
  Capital (Note 2):
    Class A Shares ......................        (8,263,524)        --           (1,452,137)          --
    Class B Shares ......................           (52,527)        --              (26,497)          --
    Class S Shares ......................          (103,627)        --              (17,251)          --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ......................      (109,220,929)   (213,296,316)   (110,542,297)     (106,271,233)
    Class B Shares ......................         1,341,558      10,370,819      14,144,330         7,142,339
    Class S Shares ......................         2,365,311       6,662,705       8,162,654            10,293
                                               ------------    ------------   -------------      ------------
Net increase/(decrease) in net assets ...      (113,254,526)   (189,113,404)    (65,031,279)      (96,015,704)
NET ASSETS:
Beginning of year .......................       220,823,942     666,565,537     472,518,763       509,223,443
                                               ------------    ------------   -------------      ------------
End of year .............................      $107,569,416    $477,452,133    $407,487,484      $413,207,739
                                               ============    ============    ============      ============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year......      $  1,813,191    $      3,118    $ (1,086,967)     $      7,094
                                               ============    ============    ============      ============

--------------
* The Target Maturity 2002 Fund commenced operations on March 20, 1995. # Amount represents less than $1.00.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                            SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995

                                                             CALIFORNIA
                                                FLORIDA       INSURED
                                                INSURED     INTERMEDIATE     NATIONAL      GROWTH AND
                                                MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                  FUND          FUND           FUND           FUND
                                              ------------   -----------   ------------   ------------
Net investment income/(loss) .............    $  1,999,264   $ 2,816,965    $18,063,121   $  1,817,413
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the year ........................      (1,755,884)       65,027     (8,590,608)    11,539,202
Net unrealized appreciation/(depreciation)
  of investments, forward foreign currency
  contracts, foreign currency, futures
  contracts, written options and other
  assets and liabilities during the year .       1,600,492     2,019,396      7,239,910     17,468,762
                                              ------------   -----------    -----------   -------------
Net increase/(decrease) in net assets
  resulting from operations .............        1,843,872     4,901,388     16,712,423     30,825,377
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................       (1,911,228)   (2,488,884)   (17,947,581)    (1,744,256)
    Class B Shares ......................          (87,257)     (327,566)      (126,501)       (19,234)
    Class S Shares ......................             (486)         (433)          (526)       (42,887)
  Distributions in excess of net
    investment income:
    Class A Shares ......................          --            --             --             --
    Class B Shares ......................          --            --             --             --
    Class S Shares ......................          --            --             --             --
  Net realized gains on investments:
    Class A Shares ......................          --            --            (307,407)   (10,906,199)
    Class B Shares ......................          --            --              (2,881)      (178,420)
    Class S Shares ......................          --            --                 (11)      (521,173)
  Distributions in excess of net realized
    gains on investments:
    Class A Shares ......................          --            --          (2,475,316)       --
    Class B Shares ......................          --            --             (23,199)       --
    Class S Shares ......................          --            --                 (88)       --
  Capital (Note 2):
    Class A Shares ......................          --            --             --             --
    Class B Shares ......................          --            --             --             --
    Class S Shares ......................          --            --             --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ......................       (4,653,523)   18,663,791    (81,322,337)    28,907,852
    Class B Shares ......................        3,311,767    12,002,591      4,811,084      6,481,529
    Class S Shares ......................           10,496        10,443         10,635     13,411,643
                                              ------------   -----------    -----------   -------------
Net increase/(decrease) in net assets ...       (1,486,359)   32,761,330    (80,671,705)    66,214,232
NET ASSETS:
Beginning of year .......................       38,541,419    34,146,599    354,501,190    125,248,744
                                              ------------   -----------    -----------   -------------
End of year .............................     $ 37,055,060   $66,907,929   $273,829,485   $191,462,976
                                              ============   ===========   ============   ============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year......     $     10,724   $     2,141   $      9,823   $     23,311
                                              ============   ===========   ============   ============

--------------
* The Target Maturity 2002 Fund commenced operations on March 20, 1995. # Amount represents less than $1.00.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

                                            SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995

                                                             EMERGING    INTERNATIONAL    TARGET
                                               GROWTH         GROWTH         GROWTH       MATURITY
                                               FUND            FUND           FUND       2002 FUND*
                                            ------------   ------------    ------------   ----------
Net investment income/(loss) .............  $    336,008   $   (550,525)   $    747,107   $   25,194
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions, futures
  contracts and closed written options
  during the year ........................    17,615,980      3,026,460       1,298,457           (6)
Net unrealized appreciation/(depreciation)
  of investments, forward foreign currency
  contracts, foreign currency, futures
  contracts, written options and other
  assets and liabilities during the year .    25,111,808     29,092,221      (7,697,847)     113,773
                                            ------------   ------------    ------------   ----------
Net increase/(decrease) in net assets
  resulting from operations .............     43,063,796     31,568,156      (5,652,283)     138,961
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................       (162,651)       --             (492,964)      --
    Class B Shares ......................           (894)       --               (4,215)      --
    Class S Shares ......................         (1,598)       --              (22,311)      --
  Distributions in excess of net
    investment income:
    Class A Shares ......................        --             --              --            --
    Class B Shares ......................        --             --              --            --
    Class S Shares ......................        --             --              --            --
  Net realized gains on investments:
    Class A Shares ......................         (3,749)    (3,353,075)     (5,380,826)      --
    Class B Shares ......................            (71)      (103,364)        (67,746)      --
    Class S Shares ......................           (226)       (68,962)       (358,790)      --
  Distributions in excess of net realized
    gains on investments:
    Class A Shares ......................        --             --             (741,797)      --
    Class B Shares ......................        --             --               (9,339)      --
    Class S Shares ......................        --             --              (49,463)      --
  Capital (Note 2):
    Class A Shares ......................        --             --              --            --
    Class B Shares ......................        --             --              --            --
    Class S Shares ......................        --             --              --            --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ......................    (11,458,811)    34,301,173     (24,385,190)   2,486,857
    Class B Shares ......................      6,067,316      9,447,809       2,471,442       --
    Class S Shares ......................     16,110,339     11,037,190      12,080,098       --
                                            ------------   ------------    ------------   ----------
Net increase/(decrease) in net assets ...     53,613,451     82,828,927     (22,613,384)   2,625,818
NET ASSETS:
Beginning of year .......................    126,808,265    124,940,549     127,764,244      --
                                            ------------   ------------    ------------   ----------
End of year .............................   $180,421,716   $207,769,476    $105,150,860   $2,625,818
                                            ============   ============    ============   ==========
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year......   $     64,419   $    (35,894)+  $ (2,539,903)  $   28,133
                                            ============   ============    ============   ==========

--------------
* The Target Maturity 2002 Fund commenced operations on March 20, 1995. # Amount represents less than $1.00.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                SIERRA TRUST FUNDS
                              FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                                      U.S.                       SHORT TERM
                                                     GLOBAL        GOVERNMENT     CALIFORNIA         HIGH
                                                     MONEY           MONEY           MONEY         QUALITY
                                                     FUND            FUND            FUND         BOND FUND
                                                --------------  --------------  -------------  --------------
AMOUNT
  CLASS A:
    Sold .....................................  $ 230,195,427   $ 170,490,558   $ 20,530,368   $  14,611,731
    Issued as reinvestment of dividends ......      3,408,300         982,790        767,892       1,006,275
    Redeemed .................................   (193,214,684)   (170,444,769)   (21,654,250)    (26,075,620)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) ..................  $  40,389,043   $   1,028,579   $   (355,990)  $ (10,457,614)
                                                =============   =============   ============   =============

  CLASS B:
    Sold .....................................  $      88,388   $      29,822   $    --        $   1,103,244
    Issued as reinvestment of dividends ......          5,292           2,379            827          63,185
    Redeemed .................................        (83,987)        (10,389)       (10,203)     (1,060,822)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) ..................  $       9,693   $      21,812   $     (9,376)  $     105,607
                                                =============   =============   ============   =============

  CLASS S:
    Sold .....................................  $  10,155,541   $   9,275,425   $    --        $   3,809,579
    Issued as reinvestment of dividends ......        274,648           1,837            123          73,541
    Redeemed .................................       (971,835)     (9,938,205)       --           (3,411,762)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) ..................  $   9,458,354   $    (660,943)  $        123   $     471,358
                                                =============   =============   ============   =============

SHARES
  CLASS A:
    Sold .....................................    230,195,427     170,490,558     20,530,368       6,176,938
    Issued as reinvestment of dividends ......      3,408,300         982,790        767,892         427,315
    Redeemed .................................   (193,214,684)   (170,444,769)   (21,654,250)    (11,057,452)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) ..................     40,389,043       1,028,579       (355,990)     (4,453,199)
                                                =============   =============   ============   =============

  CLASS B:
    Sold .....................................         88,388          29,822        --              467,547
    Issued as reinvestment of dividends ......          5,292           2,379            827          26,794
    Redeemed .................................        (83,987)        (10,389)       (10,203)       (453,090)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) ..................          9,693          21,812         (9,376)         41,251
                                                =============   =============   ============   =============

  CLASS S:
    Sold ....................................      10,155,541       9,275,425        --            1,613,439
    Issued as reinvestment of dividends  ....         274,648           1,837            123          31,198
    Redeemed ................................        (971,835)     (9,938,205)       --           (1,445,970)
                                                -------------   -------------   ------------   -------------
    Net increase/(decrease) .................       9,458,354        (660,943)           123         198,667
                                                =============   =============   ============   =============

                       See Notes to Financial Statements.

                                            SIERRA TRUST FUNDS
                            FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                   SHORT TERM
                                                     GLOBAL          U.S.         CORPORATE      CALIFORNIA
                                                   GOVERNMENT     GOVERNMENT       INCOME         MUNICIPAL
                                                     FUND           FUND           FUND             FUND
                                                --------------  -------------  -------------    ------------
AMOUNT
  CLASS A:
    Sold .....................................  $   4,744,164   $ 29,181,473   $ 24,242,664     $ 16,075,018
    Issued as reinvestment of dividends ......      2,277,568      9,172,791      6,992,427        7,257,468
    Redeemed .................................    (34,278,307)   (68,932,771)   (75,920,000)     (43,706,974)
                                                -------------   ------------   ------------     ------------
    Net increase/(decrease) ..................  $ (27,256,575)  $(30,578,507)  $(44,684,909)    $(20,374,488)
                                                =============   ============   ============     ============

  CLASS B:
    Sold .....................................  $     201,984   $  8,762,580   $  7,747,626     $  5,822,763
    Issued as reinvestment of dividends ......         34,611        268,479        279,938          157,968
    Redeemed .................................       (174,220)    (1,014,761)    (1,504,322)      (1,047,706)
                                                -------------   ------------   ------------     ------------
    Net increase/(decrease) ..................  $      62,375   $  8,016,298   $  6,523,242     $  4,933,025
                                                =============   ============   ============     ============

  CLASS S:
    Sold .....................................  $   1,599,038   $  5,033,901   $  4,248,266     $     --
    Issued as reinvestment of dividends ......         63,950        250,009        203,871              283
    Redeemed .................................     (1,898,867)      (703,517)    (5,166,982)          --
                                                -------------   ------------   ------------     ------------
    Net increase/(decrease) ..................  $    (235,879)  $  4,580,393   $   (714,845)    $        283
                                                =============   ============   ============     ============

SHARES
  CLASS A:
    Sold .....................................      2,083,729      3,004,109      2,268,063        1,504,850
    Issued as reinvestment of dividends ......        998,478        944,276        654,224          676,155
    Redeemed .................................    (15,008,837)    (7,110,343)    (7,146,279)      (4,097,811)
                                                -------------   ------------   ------------     ------------
    Net increase/(decrease) ..................    (11,926,630)    (3,161,958)    (4,223,992)      (1,916,806)
                                                =============   ============   ============     ============

  CLASS B:
    Sold .....................................         88,634        903,495        725,716          543,378
    Issued as reinvestment of dividends ......         15,175         27,581         26,084           14,675
    Redeemed .................................        (76,431)      (104,641)      (141,047)         (98,316)
                                                -------------   ------------   ------------     ============
    Net increase/(decrease) ..................         27,378        826,435        610,753          459,737
                                                =============   ============   ============     ============

  CLASS S:
    Sold ....................................         701,077        518,408        399,431           --
    Issued as reinvestment of dividends  ....          27,939         25,687         19,065               24
    Redeemed ................................        (829,030)       (72,401)      (487,144)          --
                                                -------------   ------------   ------------     ------------
    Net increase/(decrease) .................        (100,014)       471,694        (68,648)              24
                                                =============   ============   ============     ============

                       See Notes to Financial Statements.

                                SIERRA TRUST FUNDS
              FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                               CALIFORNIA
                                                  FLORIDA       INSURED
                                                  INSURED     INTERMEDIATE    NATIONAL      GROWTH AND
                                                 MUNICIPAL     MUNICIPAL      MUNICIPAL       INCOME
                                                    FUND          FUND          FUND           FUND
                                                -----------   -----------   ------------   ------------
AMOUNT
  CLASS A:
    Sold .....................................  $ 2,196,947   $ 5,422,139   $ 34,592,788   $ 72,991,598
    Issued as reinvestment of dividends ......      416,219     1,158,654      4,268,502     13,965,254
    Redeemed .................................   (5,612,615)   (7,144,335)   (61,190,242)   (72,475,738)
                                                -----------   -----------   ------------   ------------
    Net increase/(decrease) ..................  $(2,999,449)  $  (563,542)  $(22,328,952)  $ 14,481,114
                                                ===========   ===========   ============   ============

  CLASS B:
    Sold .....................................  $ 1,900,824   $ 2,939,445   $  1,585,563   $  5,753,025
    Issued as reinvestment of dividends ......       57,151       253,778         73,461        928,373
    Redeemed .................................     (326,538)     (627,991)      (550,144)      (494,098)
                                                -----------   -----------   ------------   ------------
    Net increase/(decrease) ..................  $ 1,631,437   $ 2,565,232   $  1,108,880   $  6,187,300
                                                ===========   ===========   ============   ============

  CLASS S:
    Sold .....................................  $    --       $    --       $     --       $ 11,079,562
    Issued as reinvestment of dividends ......          258           275            284      1,868,391
    Redeemed .................................       --            --             --         (1,226,021)
                                                -----------   -----------   ------------   ------------
    Net increase/(decrease) ..................  $       258   $       275   $        284   $ 11,721,932
                                                ===========   ===========   ============   ============

SHARES
  CLASS A:
    Sold .....................................      226,489       506,594      3,143,421      5,466,217
    Issued as reinvestment of dividends ......       42,813       107,611        388,799      1,075,996
    Redeemed .................................     (580,711)     (667,626)    (5,581,393)    (5,416,381)
                                                -----------   -----------   ------------   ------------
    Net increase/(decrease) ..................     (311,409)      (53,421)    (2,049,173)     1,125,832
                                                ===========   ===========   ============   ============

  CLASS B:
    Sold .....................................      195,578       274,669        144,436        434,472
    Issued as reinvestment of dividends ......        5,860        23,591          6,683         71,847
    Redeemed .................................      (33,555)      (58,343)       (50,580)       (37,493)
                                                ===========   ===========   ============   ============
    Net increase/(decrease) ..................      167,883       239,917        100,539        468,826
                                                ===========   ===========   ============   ============

  CLASS S:
    Sold ....................................        --            --             --            837,823
    Issued as reinvestment of dividends  ....            25            24             24        144,483
    Redeemed ................................        --            --             --            (92,392)
                                                -----------   -----------   ------------   ------------
    Net increase/(decrease) .................            25            24             24        889,914
                                                ===========   ===========   ============   ============

                       See Notes to Financial Statements.

                                           SIERRA TRUST FUNDS
                           FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)



                                                                   EMERGING     INTERNATIONAL    TARGET
                                                    GROWTH          GROWTH         GROWTH       MATURITY
                                                     FUND            FUND           FUND       2002 FUND
                                                -------------   -------------   ------------   ---------
AMOUNT
  CLASS A:
    Sold .....................................  $ 110,415,836   $ 126,189,039   $ 72,022,795   $ 819,783
    Issued as reinvestment of dividends ......     21,025,657       9,724,107      4,387,392     116,033
    Redeemed .................................   (105,410,944)   (111,072,947)   (84,995,087)   (206,760)
                                                -------------   -------------   ------------   ---------
    Net increase/(decrease) ..................  $  26,030,549   $  24,840,199   $ (8,584,900)  $ 729,056
                                                =============   =============   ============   =========

  CLASS B:
    Sold .....................................  $   6,595,374   $   4,573,423   $    845,538       --
    Issued as reinvestment of dividends ......      1,658,263         663,089        142,345       --
    Redeemed .................................       (539,231)       (781,012)      (353,746)      --
                                                -------------   -------------   ------------
    Net increase/(decrease) ..................  $   7,714,406   $   4,455,500   $    634,137       --
                                                =============   =============   ============

  CLASS S:
    Sold .....................................  $  14,729,015   $  14,039,143   $  7,688,263       --
    Issued as reinvestment of dividends ......      3,938,760       1,144,027        881,574       --
    Redeemed .................................     (2,915,436)     (1,184,477)    (1,962,192)      --
                                                -------------   -------------   ------------
    Net increase/(decrease) ..................  $  15,752,339   $  13,998,693   $  6,607,645       --
                                                =============   =============   ============

SHARES
  CLASS A:
    Sold .....................................      7,249,632       7,376,934      7,097,843      74,745
    Issued as reinvestment of dividends ......      1,490,125         547,529        442,308      10,379
    Redeemed .................................     (6,902,500)     (6,440,045)    (8,365,026)    (19,065)
                                                -------------   -------------   ------------   ---------
    Net increase/(decrease) ..................      1,837,257       1,484,418       (824,875)     66,059
                                                =============   =============   ============   =========

  CLASS B:
    Sold .....................................        432,285         267,188         84,286       --
    Issued as reinvestment of dividends ......        118,787          37,761         14,437       --
    Redeemed .................................        (35,385)        (45,920)       (35,389)      --
                                                =============   =============   ============
    Net increase/(decrease) ..................        515,687         259,029         63,334       --
                                                =============   =============   ============

  CLASS S:
    Sold ....................................         969,478         824,151        765,242       --
    Issued as reinvestment of dividends  ....         282,146          65,113         89,409       --
    Redeemed ................................        (189,715)        (68,937)      (194,547)      --
                                                -------------   -------------   ------------
    Net increase/(decrease) .................       1,061,909         820,327        660,104       --
                                                =============   =============   ============

                       See Notes to Financial Statements.

                                             SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995*

                                                                    U.S.                       SHORT TERM
                                                   GLOBAL        GOVERNMENT     CALIFORNIA        HIGH
                                                   MONEY           MONEY           MONEY         QUALITY
                                                   FUND            FUND           FUND         BOND FUND
                                               --------------  --------------  -------------  -------------
AMOUNT
  CLASS A:
    Sold ....................................  $ 344,061,728   $ 273,679,428   $ 50,256,138   $ 73,205,642
    Issued as reinvestment of dividends .....      3,910,296       1,667,813      1,414,049      2,310,310
    Redeemed ................................   (291,946,326)   (258,032,735)   (65,314,798)   (52,080,755)
                                               -------------   -------------   ------------   ------------
    Net increase/(decrease) .................  $  56,025,698   $  17,314,506   $(13,644,611)  $ 23,435,197
                                               =============   =============   ============   ============

  CLASS B:
    Sold ....................................  $     357,829   $     296,191   $    157,149   $  3,748,540
    Issued as reinvestment of dividends .....          6,413             543            926         78,815
    Redeemed ................................       (123,798)       (173,994)       (79,248)      (800,455)
                                               -------------   -------------   ------------   ------------
    Net increase ............................  $     240,444   $     122,740   $     78,827   $  3,026,900
                                               =============   =============   ============   ============

  CLASS S:
    Sold ....................................  $   7,747,143   $   7,486,699   $     10,001   $  5,178,997
    Issued as reinvestment of dividends .....        127,561           1,752            202         86,181
    Redeemed ................................       (484,104)     (6,751,343)       --          (2,911,092)
                                               -------------   -------------   ------------   ------------
    Net increase ............................  $   7,390,600   $     737,108   $     10,203   $  2,354,086
                                               =============   =============   ============   ============

SHARES
  CLASS A:
    Sold ....................................    344,061,728     273,679,428     50,256,138     30,949,418
    Issued as reinvestment of dividends .....      3,910,296       1,667,813      1,414,049        887,524
    Redeemed ................................   (291,946,326)   (258,032,735)   (65,314,798)   (22,359,364)
                                               -------------   -------------   ------------   ------------
    Net increase/(decrease) .................     56,025,698      17,314,506    (13,644,611)     9,477,578
                                               =============   =============   ============   ============

  CLASS B:
    Sold ....................................        357,829         296,191        157,149      1,593,248
    Issued as reinvestment of dividends .....          6,413             543            926         33,809
    Redeemed ................................       (123,798)       (173,994)       (79,248)      (345,485)
                                               -------------   -------------   ------------   ------------
    Net increase ............................        240,444         122,740         78,827      1,281,572
                                               =============   =============   ============   ============

  CLASS S:
    Sold ....................................      7,747,143       7,486,699         10,001      2,214,031
    Issued as reinvestment of dividends .....        127,561           1,752            202         32,824
    Redeemed ................................       (484,104)     (6,751,343)       --          (1,266,129)
                                               -------------   -------------   ------------   ------------
    Net increase ............................      7,390,600         737,108         10,203        980,726
                                               =============   =============   ============   ============

--------------
 * The Funds, with the exception of the Target Maturity 2002 Fund, commenced selling Class B and Class S shares, in addition to Class A shares, on July 1, 1994. Shares in existence prior to July 1, 1994 were designated
   Class A shares.
** The Target Maturity 2002 Fund commenced operations on March 20, 1995.

                       See Notes to Financial Statements.

                                             SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995*

                                                 SHORT TERM
                                                   GLOBAL           U.S.         CORPORATE        CALIFORNIA
                                                 GOVERNMENT      GOVERNMENT        INCOME         MUNICIPAL
                                                     FUND            FUND            FUND            FUND
                                              --------------  --------------  --------------    -------------
AMOUNT
  CLASS A:
    Sold ....................................  $  45,922,545   $  69,309,832   $  84,545,315    $  38,869,621
    Issued as reinvestment of dividends .....      6,782,801      22,425,147      19,301,502       17,229,951
    Redeemed ................................   (161,926,275)   (305,031,295)   (214,389,114)    (162,370,805)
                                               -------------   -------------   -------------    -------------
    Net increase/(decrease) .................  $(109,220,929)  $(213,296,316)  $(110,542,297)   $(106,271,233)
                                               =============   =============   =============    =============

  CLASS B:
    Sold ....................................  $   1,726,835   $  12,281,469   $  15,366,569    $   8,026,398
    Issued as reinvestment of dividends .....         37,544         243,129         237,120          119,111
    Redeemed ................................       (422,821)     (2,153,779)     (1,459,359)      (1,003,170)
                                               -------------   -------------   -------------    -------------
    Net increase ............................  $   1,341,558   $  10,370,819   $  14,144,330    $   7,142,339
                                               =============   =============   =============    =============

  CLASS S:
    Sold ....................................  $   6,328,952   $   7,777,250   $  10,617,936    $      67,177
    Issued as reinvestment of dividends .....         90,872         181,744         309,996              517
    Redeemed ................................     (4,054,513)     (1,296,289)     (2,765,278)         (57,401)
                                               -------------   -------------   -------------    -------------
    Net increase ............................  $   2,365,311   $   6,662,705   $   8,162,654    $      10,293
                                               =============   =============   =============    =============

SHARES
  CLASS A:
    Sold ....................................     20,232,716       7,363,825       8,733,946        4,096,004
    Issued as reinvestment of dividends .....      2,977,677       2,386,233       1,821,240        1,674,938
    Redeemed ................................    (71,314,635)    (32,671,743)    (21,974,395)     (16,298,541)
                                               -------------   -------------   -------------    -------------
    Net increase/(decrease) .................    (48,104,242)    (22,921,685)    (11,419,209)     (10,527,599)
                                               =============   =============   =============    =============

  CLASS B:
    Sold ....................................        750,403       1,306,396       1,563,762          772,943
    Issued as reinvestment of dividends .....         16,494          25,853          23,718           11,516
    Redeemed ................................       (188,750)       (230,868)       (148,365)         (97,929)
                                               -------------   -------------   -------------    -------------
    Net increase ............................        578,147       1,101,381       1,439,115          686,530
                                               =============   =============   =============    =============

  CLASS S:
    Sold ....................................      2,785,355         827,576       1,081,002            6,680
    Issued as reinvestment of dividends .....         40,467          19,254          31,136               50
    Redeemed ................................     (1,806,608)       (139,311)       (285,365)          (5,715)
                                               -------------   -------------   -------------    -------------
    Net increase ............................      1,019,214         707,519         826,773            1,015
                                               =============   =============   =============    =============
--------------
 * The Funds, with the exception of the Target Maturity 2002 Fund, commenced selling Class B and Class S shares, in addition to Class A shares, on July 1, 1994. Shares in existence prior to July 1, 1994 were designated
   Class A shares.
** The Target Maturity 2002 Fund commenced operations on March 20, 1995.

                       See Notes to Financial Statements.

                                             SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995*

                                                              CALIFORNIA
                                                 FLORIDA        INSURED
                                                 INSURED     INTERMEDIATE      NATIONAL      GROWTH AND
                                                MUNICIPAL      MUNICIPAL      MUNICIPAL        INCOME
                                                  FUND           FUND            FUND           FUND
                                              ------------   ------------   -------------   ------------
AMOUNT
  CLASS A:
    Sold .................................... $ 10,025,936   $ 36,674,526   $  71,622,721   $116,297,145
    Issued as reinvestment of dividends .....    1,021,929      1,852,989      13,219,823     12,504,774
    Redeemed ................................  (15,701,388)   (19,863,724)   (166,164,881)   (99,894,067)
                                              ------------   ------------   -------------   ------------
    Net increase/(decrease) ................. $ (4,653,523)  $ 18,663,791   $ (81,322,337)  $ 28,907,852
                                              ============   ============   =============   ============

  CLASS B:
    Sold .................................... $  3,929,427   $ 12,946,924   $   5,518,679   $  6,743,410
    Issued as reinvestment of dividends .....       48,332        240,887          99,508        192,797
    Redeemed ................................     (665,992)    (1,185,220)       (807,103)      (454,678)
                                              ------------   ------------   -------------   ------------
    Net increase ............................ $  3,311,767   $ 12,002,591   $   4,811,084   $  6,481,529
                                              ============   ============   =============   ============

  CLASS S:
    Sold .................................... $     10,009   $     10,010   $      10,011   $ 15,883,019
    Issued as reinvestment of dividends .....          487            433             624        561,220
    Redeemed ................................       --             --             --          (3,032,596)
                                              ------------   ------------   -------------   ------------
    Net increase ............................ $     10,496   $     10,443   $      10,635   $ 13,411,643
                                              ============   ============   =============   ============

SHARES
  CLASS A:
    Sold ....................................    1,063,315      3,620,035       6,984,325      9,909,988
    Issued as reinvestment of dividends .....      109,635        182,396       1,242,336      1,152,061
    Redeemed ................................   (1,698,306)    (1,968,744)    (15,898,135)    (8,616,524)
                                              ------------   ------------   -------------   ------------
    Net increase/(decrease) .................     (525,356)     1,833,687      (7,671,474)     2,445,525
                                              ============   ============   =============   ============

  CLASS B:
    Sold ....................................      419,443      1,279,374         512,482        572,323
    Issued as reinvestment of dividends .....        5,167         23,589           9,376         17,815
    Redeemed ................................      (71,352)      (117,783)        (76,981)       (38,837)
                                              ------------   ------------   -------------   ------------
    Net increase ............................      353,258      1,185,180         444,877        551,301
                                              ============   ============   =============   ============

  CLASS S:
    Sold ....................................        1,065            990             923      1,356,937
    Issued as reinvestment of dividends .....           52             43              58         51,894
    Redeemed ................................       --             --             --            (264,174)
                                              ------------   ------------   -------------   ------------
    Net increase ............................        1,117          1,033             981      1,144,657
                                              ============   ============   =============   ============
--------------
 * The Funds, with the exception of the Target Maturity 2002 Fund, commenced selling Class B and Class S shares, in addition to Class A shares, on July 1, 1994. Shares in existence prior to July 1, 1994 were designated
   Class A shares.
** The Target Maturity 2002 Fund commenced operations on March 20, 1995.

                       See Notes to Financial Statements.

                                             SIERRA TRUST FUNDS
                                     FOR THE YEAR ENDED JUNE 30, 1995*



                                                                 EMERGING   INTERNATIONAL   TARGET
                                                   GROWTH         GROWTH        GROWTH     MATURITY
                                                    FUND           FUND          FUND     2002 FUND**
                                               -------------  ------------- ------------- ----------
AMOUNT
  CLASS A:
    Sold ....................................  $ 164,790,182  $ 179,661,800 $ 135,148,440  $2,509,448
    Issued as reinvestment of dividends .....        162,293      3,319,792     6,547,275      --
    Redeemed ................................   (176,411,286)  (148,680,419) (166,080,905)    (22,591)
                                               -------------  ------------- -------------  ----------
    Net increase/(decrease) .................  $ (11,458,811) $  34,301,173 $ (24,385,190) $2,486,857
                                               =============  ============= =============  ==========

  CLASS B:
    Sold ....................................  $   6,556,661  $  10,064,567 $   2,801,600       --
    Issued as reinvestment of dividends .....            949        102,495        80,533       --
    Redeemed ................................       (490,294)      (719,253)     (410,691)      --
                                               -------------  ------------- -------------
    Net increase ............................  $   6,067,316  $   9,447,809 $   2,471,442       --
                                               =============  ============= =============

  CLASS S:
    Sold ....................................  $  17,991,509  $  11,489,038 $  16,175,188       --
    Issued as reinvestment of dividends .....          1,814         68,743       428,494       --
    Redeemed ................................     (1,882,984)      (520,591)   (4,523,584)      --
                                               -------------  ------------- -------------
    Net increase ............................  $  16,110,339  $  11,037,190 $  12,080,098       --
                                               =============  ============= =============

SHARES
  CLASS A:
    Sold ....................................     13,826,099     12,646,514    13,257,566     245,738
    Issued as reinvestment of dividends .....         13,834        237,123       655,962       --
    Redeemed ................................    (14,745,441)   (10,478,150)  (16,425,569)     (2,170)
                                               -------------  ------------- -------------  ----------
    Net increase/(decrease) .................       (905,508)     2,405,487    (2,512,041)    243,568
                                               =============  ============= =============  ==========

  CLASS B:
    Sold ....................................        530,090        707,285       267,274       --
    Issued as reinvestment of dividends .....             81          7,342         8,096       --
    Redeemed ................................        (38,941)       (50,475)      (42,313)      --
                                               -------------  ------------- -------------
    Net increase ............................        491,230        664,152       233,057       --
                                               =============  ============= =============

  CLASS S:
    Sold ....................................      1,478,376        801,685     1,562,186       --
    Issued as reinvestment of dividends .....            155          4,924        43,089       --
    Redeemed ................................       (150,699)       (36,474)     (462,461)      --
                                               -------------  ------------- -------------
    Net increase ............................      1,327,832        770,135     1,142,814       --
                                               =============  ============= =============
--------------
 * The Funds, with the exception of the Target Maturity 2002 Fund, commenced selling Class B and Class S shares, in addition to Class A shares, on July 1, 1994. Shares in existence prior to July 1, 1994 were designated
   Class A shares.
** The Target Maturity 2002 Fund commenced operations on March 20, 1995.

                       See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                             U.S. GOVERNMENT FUND
                SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

Cash flows from operating activities:
  Investment income received .................  $  20,877,816
  Fee income received ........................        622,205
  Payment of operating expenses ..............     (1,683,981)
  Proceeds from sales of long-term securities
     and purchased options ...................    873,220,275
  Net proceeds from futures transactions .....     (1,706,230)
  Purchases of long-term securities and
     purchased options .......................   (735,620,571)
  Net proceeds from short-term investments ...    (16,643,770)
  Variation margin for futures transactions ..      1,405,992
  Interest paid ..............................       (543,545)
                                                -------------
CASH PROVIDED BY OPERATING ACTIVITIES ........                   $139,928,191
Cash flows from financing activities:
  Proceeds from shares sold ..................     43,115,899
  Payments on shares redeemed ................    (70,761,441)
  Distributions paid* ........................     (6,741,242)
  Payments for reverse repurchase agreements .   (105,594,950)
                                                -------------
CASH USED FOR FINANCING ACTIVITIES ...........                   (139,981,734)
                                                                 ------------
Decrease in cash .............................                        (53,543)
Cash at beginning of period ..................                         60,222
                                                                 ------------
Cash at end of period ........................                   $      6,679
                                                                 ============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
  TO CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations ...............................                  $  26,880,684
    Increase in investments** ................  $ (45,128,092)
    Decrease in interest receivable ..........      1,587,948
    Increase in deferred fee income from
       dollar roll transactions ..............       (170,910)
    Decrease in variation margin for futures
       transactions ..........................        256,625
    Increase in other assets .................        (10,192)
    Decrease in receivables for investments
       sold ...................................     14,733,492
    Increase in payable for investments
       purchased .............................        872,824
    Increase in payable for dollar roll
       transactions ..........................    141,089,908
    Decrease in accrued expenses .............       (184,096)
                                                -------------
        Total adjustments ....................    113,047,507
                                                -------------
CASH PROVIDED BY OPERATING ACTIVITIES ........                   $139,928,191
                                                                 ============

--------------
 * Non cash activities include reinvestment of dividends of $9,691,279. ** Includes unrealized appreciation of $13,435,800.

                       See Notes to Financial Statements.

 STATEMENT OF CASH FLOWS

                            CORPORATE INCOME FUND
                SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

Cash flows from operating activities:
  Investment income received ...................   $15,710,108
  Fee income received ..........................       391,953
  Payment of operating expenses ................    (1,830,998)
  Proceeds from sales of long-term securities ..    92,250,609
  Purchases of long-term securities ............   (50,431,909)
  Net proceeds from short-term investments .....    (3,418,064)
                                                   -----------
CASH PROVIDED BY OPERATING ACTIVITIES ..........                  $52,671,699
Cash flows from financing activities:
  Proceeds from shares sold ....................    36,340,456
  Payments on shares redeemed ..................   (82,637,036)
  Distributions paid* ..........................    (6,374,918)
                                                   -----------
CASH USED FOR FINANCING ACTIVITIES .............                  (52,671,498)
                                                                  -----------
Increase in cash ...............................                          201
Cash at beginning of period ....................                            0
                                                                  -----------
Cash at end of period ..........................                  $       201
                                                                  ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO
  CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations .................................                  $34,470,201
    Decrease in investments** ..................   $31,690,211
    Decrease in interest receivable ............       620,573
    Increase in deferred fee income from dollar
      roll transactions ........................       (26,041)
    Decrease in other assets ...................         6,766
    Increase in payable for investments
      purchased ................................       828,920
    Decrease in payable for dollar roll
      transactions .............................   (14,969,389)
    Increase in accrued expenses ...............        50,458
                                                   -----------
        Total adjustments ......................    18,201,498
                                                   -----------
CASH PROVIDED BY OPERATING ACTIVITIES ..........                  $52,671,699
                                                                  ===========
--------------
 *  Non cash activities include reinvestment of dividends of $7,476,236.
**  Includes unrealized appreciation of $37,897,616.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                 GLOBAL MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                CLASS A SHARES
                                         ------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED      YEAR      YEAR      YEAR      YEAR      YEAR
                                           12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                         (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                         ----------- --------  --------  --------  --------  --------
Net asset value, beginning of period ..    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................     0.027      0.049    0.030     0.031     0.048     0.073
                                           ------     ------   ------    ------    ------    ------
Total from investment operations.......     0.027      0.049    0.030     0.031     0.048     0.073
LESS DISTRIBUTIONS:
Dividends from net investment income ..    (0.027)    (0.049)  (0.030)   (0.031)   (0.048)   (0.073)
                                           ------     ------   ------    ------    ------    ------
Total distributions ...................    (0.027)    (0.049)  (0.030)   (0.031)   (0.048)   (0.073)
                                           ------     ------   ------    ------    ------    ------
Realized gain on investments distributed
 to shareholders ......................      --       (0.000)# (0.000)#    --        --        --
                                           ------     ------   ------    ------    ------    ------
Net asset value, end of period ........    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ======     ======   ======    ======    ======    ======
TOTAL RETURN+                               2.72%      5.06%    3.04%     3.17%     4.95%     7.51%
                                           ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..  $150,410   $110,012  $53,973   $48,283   $71,492   $92,334
Ratio of operating expenses to average
 net assets ...........................     0.65%**    0.54%    0.45%     0.41%     0.42%     0.30%
Ratio of net investment income to average
 net assets ...........................     5.31%**    5.08%    2.99%     3.15%     4.90%     6.99%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......    0.65%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...    1.14%**(a)  1.18%    1.35%     1.32%     1.34%     1.51%
Net investment income per share without
 fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by the
 custodian .............................    $0.024     $0.043   $0.021    $0.022    $0.039    $0.060

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.001 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                                                 GLOBAL MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               CLASS B SHARES         CLASS S SHARES
                                            --------------------  ---------------------
                                            SIX MONTHS             SIX MONTHS
                                              ENDED       YEAR       ENDED      YEAR
                                             12/31/95    ENDED      12/31/95   ENDED
                                           (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                            ---------- ---------  ----------- ---------
Net asset value, beginning of period ..     $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                            ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................      0.023      0.042       0.023      0.042
                                            ------     ------      ------     ------
Total from investment operations.......      0.023      0.042       0.023      0.042
LESS DISTRIBUTIONS:
Dividends from net investment income ..     (0.023)    (0.042)     (0.023)    (0.042)
                                            ------     ------      ------     ------
Total distributions ...................     (0.023)    (0.042)     (0.023)    (0.042)
                                            ------     ------      ------     ------
Realized gain on investments distributed
 to shareholders ......................       --       (0.000)#      --       (0.000)#
                                            ------     ------      ------     ------
Net asset value, end of period ........     $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                            ======     ======      ======     ======
TOTAL RETURN+                                2.34%      4.29%       2.34%      4.29%
                                            ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..     $  250       $241     $16,825     $7,399
Ratio of operating expenses to average
 net assets ...........................      1.40%**    1.29%       1.40%**    1.29%
Ratio of net investment income to average
 net assets ...........................      4.56%**    4.33%       4.56%**    4.33%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......     1.40%**(a)   N/A       1.40%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...     1.89%**(a)  1.93%      1.89%**(a)  1.93%
Net investment income per share without
 fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by the
 custodian .............................    $0.020     $0.036      $0.020     $0.036

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.001 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                          U.S. GOVERNMENT MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 CLASS A SHARES
                                         -------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                           12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                         (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                         ----------- --------  --------  --------  --------  ---------
Net asset value, beginning of period ..    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................     0.025      0.046    0.027     0.027     0.042     0.065
                                           ------     ------   ------    ------    ------    ------
Total from investment operations.......     0.025      0.046    0.027     0.027     0.042     0.065
LESS DISTRIBUTIONS:
Dividends from net investment income ..    (0.025)    (0.046)  (0.027)   (0.027)   (0.042)   (0.065)
                                           ------     ------   ------    ------    ------    ------
Total distributions ...................    (0.025)    (0.046)  (0.027)   (0.027)   (0.042)   (0.065)
                                           ------     ------   ------    ------    ------    ------
Realized gain on investments
 distributed to shareholders ..........      --         --       --        --       0.002      --
                                           ------     ------   ------    ------    ------    ------
Net asset value, end of period ........    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ======     ======   ======    ======    ======    ======
TOTAL RETURN+                               2.50%      4.67%    2.67%     2.70%     4.45%     6.65%
                                           ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..   $48,520    $47,492  $30,180   $36,802   $44,233   $62,473
Ratio of operating expenses to average
 net assets ...........................     0.85%**    0.85%    0.85%     0.85%     0.85%     0.86%
Ratio of net investment income to
 average net assets ...................     4.93%**    4.63%    2.68%     2.69%     4.43%     6.54%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian .....    0.85%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed
 by the custodian .....................    1.24%**(a)  1.25%    1.32%     1.34%     1.35%     1.52%
Net investment income per share without
 fee waivers and/or fees reduced by
 credits allowed by the custodian .....   $0.023     $0.042   $0.022    $0.022    $0.037    $0.058

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                                          U.S. GOVERNMENT MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             CLASS B SHARES         CLASS S SHARES
                                          ---------------------  ---------------------
                                         SIX MONTHS             SIX MONTHS
                                            ENDED       YEAR       ENDED      YEAR
                                            12/31/95    ENDED      12/31/95   ENDED
                                          (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                          ----------- ---------  ----------- ---------
Net asset value, beginning of period ..    $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                           ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................     0.021      0.038       0.021      0.038
                                           ------     ------      ------     ------
Total from investment operations.......     0.021      0.038       0.021      0.038
LESS DISTRIBUTIONS:
Dividends from net investment income ..    (0.021)    (0.038)     (0.021)    (0.038)
                                           ------     ------      ------     ------
Total distributions ...................    (0.021)    (0.038)     (0.021)    (0.038)
                                           ------     ------      ------     ------
Realized gain on investments
 distributed to shareholders ..........      --         --          --         --
                                           ------     ------      ------     ------
Net asset value, end of period ........    $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                           ======     ======      ======     ======
TOTAL RETURN+                               2.12%      3.91%       2.12%      3.91%
                                           ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..      $145       $123         $76       $737
Ratio of operating expenses to average
 net assets ...........................     1.60%**    1.60% `     1.60%**    1.60%
Ratio of net investment income to
 average net assets ...................     4.18%**    3.88%       4.18%**     3.88%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian .....    1.60%**(a)   N/A       1.60%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed
 by the custodian .....................    1.99%**(a)  2.00%      1.99%**(a)  2.00%
Net investment income per share without
 fee waivers and/or fees reduced by
 credits allowed by the custodian .....   $0.019     $0.034      $0.019     $0.034

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS

                                           CALIFORNIA MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                                         ------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                           12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                         (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                         ----------- --------  --------  --------  --------  --------
Net asset value, beginning of period ..    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................     0.016      0.028    0.018     0.021     0.033     0.044
                                           ------     ------   ------    ------    ------    ------
Total from investment operations.......     0.016      0.028    0.018     0.021     0.033     0.044
LESS DISTRIBUTIONS:
Dividends from net investment income ..    (0.016)    (0.028)  (0.018)   (0.021    (0.033)   (0.044)
                                           ------     ------   ------    ------    ------    ------
Total distributions ...................    (0.016)    (0.028)  (0.018)   (0.021)   (0.033)   (0.044)
                                           ------     ------   ------    ------    ------    ------
Net asset value, end of period ........    $ 1.00     $ 1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                           ======     ======   ======    ======    ======    ======
TOTAL RETURN+                               1.59%      2.79%    1.81%     2.07%     3.35%     4.52%
                                           ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..   $48,480    $48,836  $62,500   $68,404   $94,607  $113,392
Ratio of operating expenses to average
 net assets ...........................     0.85%**    0.85%    0.85%     0.85%     0.85%     0.83%
Ratio of net investment income to
 average net assets ...................     3.14%**    2.73%    1.80%     2.06%     3.31%     4.48%
Ratio of operating expenses to average
 net assets without fee waivers .......     1.13%**    1.15%    1.27%     1.29%     1.28%     1.48%
Net investment income per share
 without fee waivers ..................    $0.015     $0.025   $0.014    $0.016    $0.029    $0.037

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.

                                           CALIFORNIA MONEY FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             CLASS B SHARES         CLASS S SHARES
                                          ---------------------  ---------------------
                                          SIX MONTHS             SIX MONTHS
                                             ENDED       YEAR       ENDED      YEAR
                                            12/31/95    ENDED      12/31/95   ENDED
                                          (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                          ----------- ---------  ----------- ---------
Net asset value, beginning of period ..    $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                           ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................     0.012      0.020       0.012      0.020
                                           ------     ------      ------     ------
Total from investment operations.......     0.012      0.020       0.012      0.020
LESS DISTRIBUTIONS:
Dividends from net investment income ..    (0.012)    (0.020)     (0.012)    (0.020)
                                           ------     ------      ------     ------
Total distributions ...................    (0.012)    (0.020)     (0.012)    (0.020)
                                           ------     ------      ------     ------
Net asset value, end of period ........    $ 1.00     $ 1.00      $ 1.00     $ 1.00
                                           ======     ======      ======     ======
TOTAL RETURN+                               1.21%      2.04%       1.21%      2.04%
                                           ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..       $69        $79         $10        $10
Ratio of operating expenses to average
 net assets ...........................     1.60%**    1.60%       1.60%**    1.60%
Ratio of net investment income to
 average net assets ...................     2.39%**    1.98%       2.39%**    1.98%
Ratio of operating expenses to average
 net assets without fee waivers .......     1.88%**    1.90%       1.88%**    1.90%
Net investment income per share
 without fee waivers ..................    $0.011     $0.017      $0.011     $0.017

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.

FINANCIAL HIGHLIGHTS

                                   SHORT TERM HIGH QUALITY BOND FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        CLASS A SHARES
                                         --------------------------------------------
                                             SIX MONTHS
                                               ENDED            YEAR        PERIOD
                                              12/31/95          ENDED        ENDED
                                            (UNAUDITED)       06/30/95     06/30/94*
                                           --------------    -----------  -----------
Net asset value, beginning of period .....    $ 2.35          $ 2.39       $ 2.50
                                              ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................      0.07            0.08         0.09
Net realized and unrealized gain/(loss)
 on investments ..........................      0.03            0.02        (0.11)
                                              ------          ------       ------
Total from investment operations .........      0.10            0.10        (0.02)
LESS DISTRIBUTIONS:
Dividends from net investment income .....     (0.07)          (0.08)       (0.09)
Distributions in excess of net investment
  income .................................      --             (0.06)        --
Distributions from capital (Note 2) ......      --             (0.00)#       --
                                              ------          ------       ------
Total distributions ......................     (0.07)          (0.14)       (0.09)
                                              ------          ------       ------
Net asset value, end of period ...........    $ 2.38          $ 2.35       $ 2.39
                                              ======          ======       ======
TOTAL RETURN+                                  4.47%           4.42%      (0.73)%
                                              ======          ======       ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....   $33,715         $43,811      $21,771
Ratio of operating expenses to average
 net assets ..............................     0.75%**         0.75%        0.00%**
Ratio of net investment income to
 average net assets ......................     6.18%**         6.10%        5.70%**
Portfolio turnover rate ..................       93%            137%          95%
Ratio of operating expenses to average
 net assets without fees reduced by credits
 allowed by the custodian ................     0.75%**(a)      N/A          N/A
Ratio of operating expenses to average
 net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits
 allowed by the custodian ................     1.41%**(a)      1.39%        1.61%**
Net investment income per share without fee
 waivers, expenses absorbed and/or fees
 reduced by credits allowed by the
 custodian ...............................    $ 0.07          $ 0.07       $ 0.06

--------------
  * The Fund commenced operations on November 1, 1993. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

                                   SHORT TERM HIGH QUALITY BOND FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    CLASS B SHARES                  CLASS S SHARES
                                            -------------------------------  ----------------------------
                                                SIX MONTHS                      SIX MONTHS
                                                  ENDED            YEAR            ENDED          YEAR
                                                 12/31/95          ENDED         12/31/95         ENDED
                                               (UNAUDITED)       06/30/95*      (UNAUDITED)     06/30/95*
                                              --------------    -----------    -------------    ---------
Net asset value, beginning of period .....       $ 2.35          $ 2.39           $ 2.35        $ 2.39
                                                 ------          ------           ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................         0.06            0.06             0.06          0.06
Net realized and unrealized gain/(loss)
 on investments ..........................         0.03            0.02             0.03          0.02
                                                 ------          ------           ------        ------
Total from investment operations .........         0.09            0.08             0.09          0.08
LESS DISTRIBUTIONS:
Dividends from net investment income .....        (0.06)          (0.06)           (0.06)        (0.06)
Distributions in excess of net investment
  income .................................        --              (0.06)           --            (0.06)
Distributions from capital (Note 2) ......        --              (0.00)#          --            (0.00)#
                                                 ------          ------           ------        ------
Total distributions ......................        (0.06)          (0.12)           (0.06)        (0.12)
                                                 ------          ------           ------        ------
Net asset value, end of period ...........       $ 2.38          $ 2.35           $ 2.38        $ 2.35
                                                 ======          ======           ======        ======
TOTAL RETURN+                                     4.08%           3.64%            4.08%         3.64%
                                                 ======          ======           ======        ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....       $3,151          $3,015           $2,809        $2,303
Ratio of operating expenses to average
 net assets ..............................        1.50%**         1.50%            1.50%**       1.50%
Ratio of net investment income to
 average net assets ......................        5.43%**         5.35%            5.43%**       5.35%
Portfolio turnover rate ..................          93%            137%              93%          137%
Ratio of operating expenses to average
 net assets without fees reduced by credits
 allowed by the custodian ................        1.50%**(a)      N/A              1.50%**(a)    N/A
Ratio of operating expenses to average
 net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits
 allowed by the custodian ................        2.16%**(a)      2.14%            2.16%**(a)    2.14%
Net investment income per share without fee
 waivers, expenses absorbed and/or fees
 reduced by credits allowed by the
 custodian ...............................       $ 0.06          $ 0.05           $ 0.06        $ 0.05

--------------
  * The Fund commenced operations on November 1, 1993. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                     SHORT TERM GLOBAL GOVERNMENT FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     CLASS A SHARES
                                            -----------------------------------------------------
                                             SIX MONTHS
                                               ENDED           YEAR      YEAR      YEAR    PERIOD
                                              12/31/95        ENDED     ENDED     ENDED     ENDED
                                            (UNAUDITED)++    06/30/95  06/30/94  06/30/93  06/30/92*
                                            -------------    --------  --------  --------  ---------
Net asset value, beginning of period ...      $ 2.24       $ 2.34     $ 2.48    $ 2.56     $ 2.50
                                              ------       ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................        0.08         0.17       0.17      0.19       0.07
Net realized and unrealized gain/(loss)
 on investments ........................        0.05        (0.12)     (0.14)    (0.04)      0.07
                                              ------       ------     ------    ------     ------
Total from investment operations .......        0.13         0.05       0.03      0.15       0.14
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.09)       (0.02)     (0.13)    (0.20)     (0.08)
Distributions in excess of net
 investment income .....................        --          (0.00)#    (0.03)     --         --
Distributions in excess of net realized
 gains .................................        --          (0.01)     (0.01)    (0.03)      --
Distributions from capital (Note 2) ....        --          (0.12)     (0.00)#    --         --
                                              ------       ------     ------    ------     ------
Total distributions ....................       (0.09)       (0.15)     (0.17)    (0.23)     (0.08)
                                              ------       ------     ------    ------     ------
Net asset value, end of period .........      $ 2.28       $ 2.24     $ 2.34    $ 2.48     $ 2.56
                                              ======       ======     ======    ======     ======
TOTAL RETURN+                                  6.03%        2.10%      1.10%     6.03%      5.34%
                                              ======       ======     ======    ======     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...     $78,650        $103,986  $220,824  $215,348   $106,609
Ratio of operating expenses to average
 net assets ............................       0.85%**      0.85%       0.85%    0.73%      0.41%**
Ratio of net investment income to average
 net assets ............................       6.87%**      7.22%      6.87%     7.67%      8.65%**
Portfolio turnover rate ................         39%         217%       222%      294%        81%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......       0.85%**(a)    N/A        N/A       N/A        N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...       1.45%**(a)   1.44%      1.52%     1.55%      1.92%**
Net investment income per share
 without fee waivers, expenses
 absorbed and/or fees reduced by
 credits allowed by the custodian ......      $ 0.07       $ 0.16     $ 0.16    $ 0.17     $ 0.06

--------------
  * The Fund commenced operations on February 11, 1992. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                     SHORT TERM GLOBAL GOVERNMENT FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  CLASS B SHARES          CLASS S SHARES
                                            ------------------------  ---------------------
                                            SIX MONTHS                SIX MONTHS
                                              ENDED          YEAR       ENDED           YEAR
                                             12/31/95       ENDED      12/31/95        ENDED
                                            (UNAUDITED)++  06/30/95*  (UNAUDITED)++  06/30/95*
                                            -------------  ---------  -------------  ---------
Net asset value, beginning of period ...     $ 2.24         $ 2.34     $ 2.24       $ 2.34
                                             ------         ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................       0.07           0.15       0.07         0.15
Net realized and unrealized gain/(loss)
 on investments ........................       0.05          (0.12)      0.05        (0.12)
                                             ------         ------     ------       ------
Total from investment operations .......       0.12           0.03       0.12         0.03
LESS DISTRIBUTIONS:
Dividends from net investment income ...      (0.08)         (0.00)#    (0.08)       (0.00)#
Distributions in excess of net
 investment income .....................       --            (0.00)#     --          (0.00)#
Distributions in excess of net realized
 gains .................................       --            (0.01)      --          (0.01)
Distributions from capital (Note 2) ....       --            (0.12)      --          (0.12)
                                             ------         ------     ------       ------
Total distributions ....................      (0.08)         (0.13)     (0.08)       (0.13)
                                             ------         ------     ------       ------
Net asset value, end of period .........     $ 2.28         $ 2.24     $ 2.28       $ 2.24
                                             ======         ======     ======       ======
TOTAL RETURN+                                 5.64%          1.33%      5.64%        1.33%
                                             ======         ======     ======       ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...     $1,383          $1,297    $2,100        $2,286
Ratio of operating expenses to average
 net assets ............................      1.60%**        1.60%      1.60%**      1.60%
Ratio of net investment income to average
 net assets ............................      6.12%**        6.47%      6.12%**      6.47%
Portfolio turnover rate ................        39%           217%        39%         217%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......      1.60%**(a)     N/A        1.60%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...      2.20%**(a)     2.19%      2.20%**(a)   2.19%
Net investment income per share
 without fee waivers, expenses
 absorbed and/or fees reduced by
 credits allowed by the custodian ......     $ 0.06         $ 0.14     $ 0.06       $ 0.14

--------------
  * The Fund commenced operations on February 11, 1992. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                            U.S. GOVERNMENT FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      CLASS A SHARES
                                             ------------------------------------------------------------ -
                                              SIX MONTHS
                                                ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                               12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                             (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                             ----------- --------  --------  --------  --------  --------
Net asset value, beginning of period ...      $ 9.67     $ 9.45   $10.65    $10.52    $10.04    $ 9.93
                                              ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................        0.35       0.70     0.75      0.74      0.84      0.84
Net realized and unrealized gain/(loss)
 on investments ........................        0.21       0.22    (1.21)     0.16      0.49      0.13
                                              ------     ------   ------    ------    ------    ------
Total from investment operations........        0.56       0.92    (0.46)     0.90      1.33      0.97
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.34)     (0.70)   (0.64)    (0.74)    (0.84)    (0.85)
Distributions in excess of net
 realized gains ........................        --         --      (0.10)     --        --        --
Distributions from  capital (Note 2) ...        --         --       --       (0.03)    (0.01)    (0.01)
                                              ------     ------   ------    ------    ------    ------
Total distributions ....................       (0.34)     (0.70)   (0.74)    (0.77)    (0.85)    (0.86)
                                              ------     ------   ------    ------    ------    ------
Net asset value, end of period .........      $ 9.89     $ 9.67   $ 9.45    $10.65    $10.52    $10.04
                                              ======     ======   ======    ======    ======    ======
TOTAL RETURN+                                  5.91%     10.17%  (4.59)%     8.87%    13.74%    10.14%
                                              ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...    $439,292   $459,968 $666,566  $842,277  $504,776  $166,920
Ratio of operating expenses to
 average net assets ....................       0.65%**    0.95%    1.05%     0.91%     0.72%     1.12%
Ratio of net investment income to
 average net assets ....................       7.27%**    7.58%    7.26%     6.98%     7.67%     8.32%
Portfolio turnover rate ................        128%       226%      27%       67%       35%       54%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......       0.66%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...       1.50%**(a)  1.59%    1.34%     1.34%     1.39%     1.57%
Ratio of operating expenses to average
 net assets including interest expense .       0.83%**    1.22%    1.06%     0.91%     0.72%     1.12%
Net investment income per share
 without fee waivers, expenses
 absorbed and/or fees reduced by
 credits allowed by the custodian ......      $ 0.32     $ 0.66   $ 0.72    $ 0.70    $ 0.77    $ 0.79

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio, includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

                                       U.S. GOVERNMENT FUND
                       FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               CLASS B SHARES         CLASS S SHARES
                                            ---------------------  ---------------------
                                            SIX MONTHS             SIX MONTHS
                                               ENDED       YEAR       ENDED      YEAR
                                              12/31/95    ENDED      12/31/95   ENDED
                                            (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                            ----------- ---------  ----------- ---------
Net asset value, beginning of period ...    $ 9.67     $ 9.45       $9.67     $ 9.45
                                            ------     ------       -----     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................      0.31       0.63        0.31       0.63
Net realized and unrealized gain/(loss)
 on investments ........................      0.21       0.22        0.21       0.22
                                            ------     ------       -----     ------
Total from investment operations........      0.52       0.85        0.52       0.85
LESS DISTRIBUTIONS:
Dividends from net investment income ...     (0.30)     (0.63)      (0.30)     (0.63)
Distributions in excess of net
 realized gains ........................      --         --          --         --
Distributions from  capital (Note 2) ...      --         --          --         --
                                            ------     ------       -----     ------
Total distributions ....................     (0.30)     (0.63)      (0.30)     (0.63)
                                            ------     ------       -----     ------
Net asset value, end of period .........    $ 9.89     $ 9.67       $9.89     $ 9.67
                                            ======     ======       =====     ======
TOTAL RETURN+                                5.51%      9.36%       5.51%      9.36%
                                            ======     ======       =====     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...   $19,062    $10,646     $11,660     $6,839
Ratio of operating expenses to
 average net assets ....................     1.40%**    1.70%       1.40%**    1.70%
Ratio of net investment income to
 average net assets ....................     6.52%**    6.83%       6.52%**    6.83%
Portfolio turnover rate ................      128%       226%        128%       226%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ......     1.41%**(a)   N/A        1.41%**(a)  N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian ...      2.25%**(a) 2.34%       2.25%**(a) 2.34%
Ratio of operating expenses to average
 net assets including interest expense .     1.58%**    1.97%       1.58%**    1.97%
Net investment income per share
 without fee waivers, expenses
 absorbed and/or fees reduced by
 credits allowed by the custodian ......    $ 0.28     $ 0.59       $0.28     $ 0.59

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio, includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

    See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                           CORPORATE INCOME FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        CLASS A SHARES
                                               ------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                                 12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                               (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91*
                                               ----------- --------  --------  --------  --------  ---------
Net asset value, beginning of period ......      $10.52     $ 9.87   $11.33    $10.52    $ 9.87    $10.00
                                                 ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................        0.38       0.68     0.80      0.84      0.91      0.81
Net realized and unrealized gain/(loss) on
 investments ..............................        0.59       0.78    (1.35)     0.84      0.64     (0.13)
                                                 ------     ------   ------    ------    ------    ------
Total from investment operations...........        0.97       1.46    (0.55)     1.68      1.55      0.68
LESS DISTRIBUTIONS:
Dividends from net investment income ......       (0.38)     (0.68)   (0.78)    (0.84)    (0.90)    (0.81)
Distributions in excess of net investment
 income ...................................        --        (0.09)   (0.01)     --        --        --
Distributions from net realized gains .....        --         --      (0.06)     --        --        --
Distributions in excess of net
 realized gains ...........................        --         --      (0.06)     --        --        --
Distributions from capital (Note 2) .......        --        (0.04)    --      (0.03)      --        --
                                                 ------     ------   ------    ------    ------    ------
Total distributions .......................       (0.38)     (0.81)   (0.91)   (0.87)     (0.90)    (0.81)
                                                 ------     ------   ------    ------    ------    ------
Net asset value, end of period ............      $11.11     $10.52   $ 9.87    $11.33    $10.52    $ 9.87
                                                 ======     ======   ======    ======    ======    ======
TOTAL RETURN+                                     9.46%     15.57%    (5.32)%  16.64%    16.29%     7.31%
                                                 ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......    $358,148   $383,642  $472,519  $396,357  $169,682  $35,478
Ratio of operating expenses to average net
 assets ...................................       0.93%**    0.90%    1.35%     1.24%     0.97%     1.21%**
Ratio of net investment income to average
 net assets ...............................       7.18%**    8.26%    7.19%     7.67%     8.29%     9.01%**
Portfolio turnover rate ...................         14%        55%      30%       37%        8%       31%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian .........       0.93%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed by the
 custodian ................................       1.38%**(a)  1.40%    1.42%     1.42%     1.48%     1.78%**
Net investment income per share without
 fee waivers and/or fees reduced by credits
 allowed by the custodian .................      $ 0.36     $ 0.64   $ 0.80    $ 0.82    $ 0.85    $ 0.76

--------------
  * The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

      See notes to financial statements.

                                 CORPORATE INCOME FUND
                  FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 CLASS B SHARES         CLASS S SHARES
                                              ---------------------  ---------------------
                                              SIX MONTHS             SIX MONTHS
                                                 ENDED       YEAR       ENDED      YEAR
                                                12/31/95    ENDED      12/31/95   ENDED
                                              (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                              ----------- ---------  ----------- ---------
Net asset value, beginning of period ......    $10.52     $ 9.87      $10.52     $ 9.87
                                               ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................      0.34       0.61        0.34       0.61
Net realized and unrealized gain/(loss) on
 investments ..............................      0.59       0.78        0.59       0.78
                                               ------     ------      ------     ------
Total from investment operations...........      0.93       1.39        0.93       1.39
LESS DISTRIBUTIONS:
Dividends from net investment income ......     (0.34)     (0.61)      (0.34)     (0.61)
Distributions in excess of net investment
 income ...................................      --        (0.09)       --        (0.09)
Distributions from net realized gains .....      --          --         --         --
Distributions in excess of net
 realized gains ...........................      --          --         --         --
Distributions from capital (Note 2) .......      --        (0.04)       --        (0.04)
                                               ------     ------      ------     ------
Total distributions .......................     (0.34)     (0.74)      (0.34)     (0.74)
                                               ------     ------      ------     ------
Net asset value, end of period ............    $11.11     $10.52      $11.11     $10.52
                                               ======     ======      ======     ======
TOTAL RETURN+                                   9.05%     14.73%       9.05%     14.73%
                                               ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......   $22,778    $15,145      $8,424     $8,701
Ratio of operating expenses to average net
 assets ...................................     1.68%**    1.65%       1.68%**    1.65%
Ratio of net investment income to average
 net assets ...............................     6.43%**    7.51%       6.43%**    7.51%
Portfolio turnover rate ...................       14%        55%         14%        55%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian .........     1.68%**(a)   N/A       1.68%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed by the
 custodian ................................     2.13%**(a)  2.15%      2.13%**(a)  2.15%
Net investment income per share without
 fee waivers and/or fees reduced by credits
 allowed by the custodian .................    $ 0.32     $ 0.57       $0.32     $ 0.57

--------------
  * The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

      See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                         CALIFORNIA MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        CLASS A SHARES
                                               ------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                                 12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                               (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                               ----------- --------  --------  --------  --------  --------
Net asset value, beginning of period .....      $10.53     $10.38   $11.22    $10.45    $10.07    $10.01
                                                ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................        0.30       0.61     0.61      0.62      0.65      0.63
Net realized and unrealized gain/(loss) on
 investments .............................        0.46       0.15    (0.82)     0.77      0.38      0.06
                                                ------     ------   ------    ------    ------    ------
Total from investment operations..........        0.76       0.76    (0.21)     1.39      1.03      0.69
LESS DISTRIBUTIONS:
Dividends from net investment income .....       (0.30)     (0.61)   (0.61)    (0.62)    (0.65)    (0.63)
Distributions in excess of net
 investment income .......................        --         --      (0.00)#    --        --        --
Distributions from net realized gains ....        --        (0.00)#   --        --        --        --
Distributions in excess of net
 realized gains ..........................        --         --      (0.02)     --        --        --
                                                ------     ------   ------    ------    ------    ------
Total distributions ......................       (0.30)     (0.61)   (0.63)    (0.62)    (0.65)    (0.63)
                                                ------     ------   ------    ------    ------    ------
Net asset value, end of period ...........      $10.99     $10.53   $10.38    $11.22    $10.45    $10.07
                                                ======     ======   ======    ======    ======    ======
TOTAL RETURN+                                    7.31%      7.57%  (2.19)%    13.84%    10.56%     7.16%
                                                ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....    $402,492   $405,967 $509,223  $511,364  $309,146  $202,595
Ratio of operating expenses to
 average net assets ......................       0.92%**    0.85%    0.79%     0.80%     0.94%     1.05%
Ratio of net investment income to average
 net assets ..............................       5.56%**    5.89%    5.45%     5.74%     6.08%     6.30%
Portfolio turnover rate ..................          8%        22%      50%       41%       29%       16%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ........       0.93%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed by the
 custodian ...............................       1.28%**(a)  1.29%    1.39%     1.41%     1.40%     1.60%
Net investment income per share without
 fee waivers and/or fees reduced by
 credits allowed by the custodian ........      $ 0.28     $ 0.56   $ 0.54    $ 0.56    $ 0.60    $ 0.58

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                                         CALIFORNIA MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   CLASS B SHARES         CLASS S SHARES
                                                ---------------------  ---------------------
                                                SIX MONTHS             SIX MONTHS
                                                   ENDED       YEAR       ENDED      YEAR
                                                  12/31/95    ENDED      12/31/95   ENDED
                                                (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                                ----------- ---------  ----------- ---------
Net asset value, beginning of period .....      $10.53     $10.38      $10.53     $10.38
                                                ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................        0.26      0.53         0.26       0.53
Net realized and unrealized gain/(loss) on
 investments .............................        0.46      0.15         0.46       0.15
                                                ------     ------      ------     ------
Total from investment operations..........        0.72      0.68         0.72       0.68
LESS DISTRIBUTIONS:
Dividends from net investment income .....       (0.26)    (0.53)       (0.26)     (0.53)
Distributions in excess of net
 investment income .......................        --         --          --         --
Distributions from net realized gains ....        --        (0.00)#      --        (0.00)#
Distributions in excess of net
 realized gains ..........................        --         --          --         --
                                                ------     ------      ------     ------
Total distributions ......................       (0.26)     (0.53)      (0.26)     (0.53)
                                                ------     ------      ------     ------
Net asset value, end of period ...........      $10.99     $10.53      $10.99     $10.53
                                                ======     ======      ======     ======
TOTAL RETURN+                                    6.91%      6.78%       6.91%      6.78%
                                                ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....     $12,594     $7,230         $11        $11
Ratio of operating expenses to
 average net assets ......................       1.67%**    1.60%       1.67%**    1.60%
Ratio of net investment income to average
 net assets ..............................       4.81%**    5.14%       4.81%**    5.14%
Portfolio turnover rate ..................          8%        22%          8%        22%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ........       1.68%**(a)   N/A       1.68%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed by the
 custodian ...............................       2.03%**(a)  2.04%      2.03%**(a)  2.04%
Net investment income per share without
 fee waivers and/or fees reduced by
 credits allowed by the custodian ........      $ 0.24     $ 0.48      $ 0.24     $ 0.48

--------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                       FLORIDA INSURED MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                CLASS A SHARES
                                                 -----------------------------------------------
                                                   SIX MONTHS
                                                     ENDED         YEAR       YEAR      PERIOD
                                                    12/31/95       ENDED      ENDED      ENDED
                                                  (UNAUDITED)    06/30/95   06/30/94   06/30/93*
                                                 --------------   -------    -------   ---------
Net asset value, beginning of period ........        $ 9.43       $ 9.40     $10.05     $10.00
                                                     ------       ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.25         0.52       0.52       0.00#
Net realized and unrealized gain/ (loss) on
 investments ................................          0.64         0.03##    (0.65)      0.05
                                                     ------       ------     ------     ------
Total from investment operations ............          0.89         0.55      (0.13)      0.05
LESS DISTRIBUTIONS:
Dividends from net investment income ........         (0.25)       (0.52)     (0.52)      --
Distributions in excess of net investment
 income .....................................          --           --        (0.00)#     --
Distributions in excess of net realized
 gains ......................................          --           --        (0.00)#     --
                                                     ------       ------     ------     ------
Total distributions .........................         (0.25)       (0.52)     (0.52)      --
                                                     ------       ------     ------     ------
Net asset value, end of period ..............        $10.07       $ 9.43     $ 9.40     $10.05
                                                     ======       ======     ======     ======
TOTAL RETURN+                                         9.56%        6.01%    (1.50)%      0.50%
                                                     ======       ======     ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........       $32,886      $33,714    $38,541    $4,837
Ratio of operating expenses to average
 net assets .................................         0.64%**      0.39%      0.00%      0.00%**
Ratio of net investment income to average net
 assets .....................................         5.10%**      5.53%      5.09%      0.48%**
Portfolio turnover rate .....................           35%          44%        83%         0%
Ratio of operating expenses to average net
 assets without fees reduced by credits
 allowed by the custodian ...................         0.65%**(a)   N/A        N/A        N/A
Ratio of operating expenses to average net
 assets without fee waivers, expenses
 absorbed and/or fees reduced by credits
 allowed by the custodian ...................         1.43%**(a)   1.51%      1.55%      5.59%**
Net investment income/(loss) per share
 without fee waivers, expenses absorbed
 and/or fees reduced by credits allowed by
 the custodian ..............................        $ 0.21       $ 0.42     $ 0.36     $(0.02)

--------------
  * The Fund commenced operations on June 7, 1993. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                                       FLORIDA INSURED MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      CLASS B SHARES               CLASS S SHARES
                                                  -------------------------    -------------------------
                                                   SIX MONTHS                   SIX MONTHS
                                                     ENDED          YEAR          ENDED          YEAR
                                                    12/31/95        ENDED        12/31/95        ENDED
                                                  (UNAUDITED)     06/30/95*    (UNAUDITED)     06/30/95*
                                                  ------------    ---------    ------------    ---------
Net asset value, beginning of period ........        $ 9.43        $ 9.40         $ 9.43        $ 9.40
                                                     ------        ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.21          0.45           0.21          0.45
Net realized and unrealized gain/ (loss) on
 investments ................................          0.64          0.03##         0.64          0.03##
                                                     ------        ------         ------        ------
Total from investment operations ............          0.85          0.48           0.85          0.48
LESS DISTRIBUTIONS:
Dividends from net investment income ........         (0.21)        (0.45)         (0.21)        (0.45)
Distributions in excess of net investment
 income .....................................          --            --             --            --
Distributions in excess of net realized
 gains ......................................          --            --             --            --
                                                     ------        ------         ------        ------
Total distributions .........................         (0.21)        (0.45)         (0.21)        (0.45)
                                                     ------        ------         ------        ------
Net asset value, end of period ..............        $10.07        $ 9.43         $10.07        $ 9.43
                                                     ======        ======         ======        ======
TOTAL RETURN+                                         9.15%         5.23%          9.15%         5.23%
                                                     ======        ======         ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........       $5,250        $3,330            $12           $11
Ratio of operating expenses to average
 net assets .................................         1.39%**       1.14%          1.39%**       1.14%
Ratio of net investment income to average net
 assets .....................................         4.35%**       4.78%          4.35%**       4.78%
Portfolio turnover rate .....................           35%           44%            35%           44%
Ratio of operating expenses to average net
 assets without fees reduced by credits
 allowed by the custodian ...................         1.40%**(a)    N/A            1.40%**(a)    N/A
Ratio of operating expenses to average net
 assets without fee waivers, expenses
 absorbed and/or fees reduced by credits
 allowed by the custodian ...................         2.18%**(a)    2.26%          2.18%**(a)    2.26%
Net investment income/(loss) per share
 without fee waivers, expenses absorbed
 and/or fees reduced by credits allowed by
 the custodian ..............................        $ 0.17        $ 0.35         $ 0.17        $ 0.35

--------------
  * The Fund commenced operations on June 7, 1993. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                               CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               CLASS A SHARES
                                                    ---------------------------------------
                                                      SIX MONTHS
                                                        ENDED          YEAR       PERIOD
                                                       12/31/95       ENDED        ENDED
                                                     (UNAUDITED)     06/30/95    06/30/94*
                                                   --------------  ----------  -----------
Net asset value, beginning of period ..........        $10.45        $10.10      $10.00
                                                       ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................          0.25          0.50        0.11
Net realized and unrealized gain on investments          0.43          0.35        0.11##
                                                       ------        ------      ------
Total from investment operations ..............          0.68          0.85        0.22
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         (0.25)        (0.50)      (0.11)
Distributions from net realized gains .........         (0.04)         --         (0.01)
                                                       ------        ------      ------
Total distributions ...........................         (0.29)        (0.50)      (0.12)
                                                       ------        ------      ------
Net asset value, end of period ................        $10.84        $10.45      $10.10
                                                       ======        ======      ======
TOTAL RETURN+                                           6.59%         8.71%       2.20%
                                                       ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........       $55,955       $54,507     $34,147
Ratio of operating expenses to average
 net assets ...................................         0.73%**       0.42%       0.00%**
Ratio of net investment income to average net
 assets .......................................         4.61%**       4.95%       4.25%**
Portfolio turnover rate .......................           10%           13%         17%
Ratio of operating expenses to average net
 assets without fees reduced by credits allowed
 by the custodian .............................         0.74%**(a)    N/A         N/A
Ratio of operating expenses to average net
 assets without fee waivers, expenses absorbed
 and/or fees reduced by credits allowed by the
 custodian ....................................         1.39%**(a)    1.41%       1.95%**
Net investment income per share without fee
 waivers, expenses absorbed and/or fees
 reduced by credits allowed by the custodian ..        $ 0.21        $ 0.40      $ 0.06

--------------
  * The Fund commenced operations on April 4, 1994. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                               CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                            CLASS B SHARES                   CLASS S SHARES
                                                      -----------------------------    -----------------------------
                                                        SIX MONTHS                       SIX MONTHS
                                                          ENDED            YEAR            ENDED            YEAR
                                                         12/31/95          ENDED          12/31/95          ENDED
                                                       (UNAUDITED)       06/30/95*      (UNAUDITED)       06/30/95*
                                                     --------------    -----------    --------------    -----------
Net asset value, beginning of period ..........          $10.45          $10.10           $10.45          $10.10
                                                         ------          ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................            0.21            0.43             0.21            0.43
Net realized and unrealized gain on investments            0.43            0.35             0.43            0.35
                                                         ------          ------           ------          ------
Total from investment operations ..............            0.64            0.78             0.64            0.78
LESS DISTRIBUTIONS:
Dividends from net investment income ..........           (0.21)          (0.43)           (0.21)          (0.43)
Distributions from net realized gains .........           (0.04)           --              (0.04)           --
                                                         ------          ------           ------          ------
Total distributions ...........................           (0.25)          (0.43)           (0.25)          (0.43)
                                                         ------          ------           ------          ------
Net asset value, end of period ................          $10.84          $10.45           $10.84          $10.45
                                                         ======          ======           ======          ======
TOTAL RETURN+                                             6.19%           7.90%            6.19%           7.90%
                                                         ======          ======           ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........         $15,453         $12,391              $11             $11
Ratio of operating expenses to average
 net assets ...................................           1.48%**         1.17%            1.48%**         1.17%
Ratio of net investment income to average net
 assets .......................................           3.86%**         4.20%            3.86%**         4.20%
Portfolio turnover rate .......................             10%             13%              10%             13%
Ratio of operating expenses to average net
 assets without fees reduced by credits allowed
 by the custodian .............................           1.49%**(a)      N/A              1.49%**(a)      N/A
Ratio of operating expenses to average net
 assets without fee waivers, expenses absorbed
 and/or fees reduced by credits allowed by the
 custodian ....................................           2.14%**(a)      2.16%            2.14%**(a)      2.16%
Net investment income per share without fee
 waivers, expenses absorbed and/or fees
 reduced by credits allowed by the custodian ..          $ 0.17          $ 0.33           $ 0.17          $ 0.33

--------------
  * The Fund commenced operations on April 4, 1994. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                          NATIONAL MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        CLASS A SHARES
                                               ------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                                 12/31/95    ENDED     ENDED     ENDED     ENDED     ENDED
                                               (UNAUDITED) 06/30/95  06/30/94  06/30/93  06/30/92  06/30/91*
                                               ----------- --------  --------  --------  --------  ---------
Net asset value, beginning of period .....      $10.76     $10.85   $11.65    $10.96    $10.16    $10.00
                                                ------     ------   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................        0.31       0.64     0.65      0.67      0.72      0.64
Net realized and unrealized gain/(loss)
 on investments ..........................        0.48       0.01##  (0.73)     0.75      0.79      0.16
                                                ------     ------   ------    ------    ------    ------
Total from investment operations .........        0.79       0.65    (0.08)     1.42      1.51      0.80
LESS DISTRIBUTIONS:
Dividends from net investment income .....       (0.31)     (0.64)   (0.65)    (0.67)    (0.71)    (0.64)
Distributions in excess of net
 investment income .......................        --         --      (0.00)#    --        --        --
Distributions from net realized gains ....        --        (0.01)   (0.07)    (0.06)     --        --
Distributions in excess of net realized
 gains ...................................        --        (0.09)    --        --        --        --
                                                ------     ------   ------    ------    ------    ------
Total distributions ......................       (0.31)     (0.74)   (0.72)    (0.73)    (0.71)    (0.64)
                                                ------     ------   ------    ------    ------    ------
Net asset value, end of period ...........      $11.24     $10.76   $10.85    $11.65    $10.96    $10.16
                                                ======     ======   ======    ======    ======    ======
TOTAL RETURN+                                    7.41%      6.32%  (0.90)%    13.41%    15.42%     8.27%
                                                ======     ======   ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....    $257,961   $269,033 $354,501  $390,187  $226,984   $44,915
Ratio of operating expenses to average
 net assets ..............................       1.02%**    0.83%    0.87%     0.86%     0.64%     0.55%**
Ratio of net investment income to average
 net assets ..............................       5.56%**    5.97%    5.60%     5.89%     6.34%     6.84%**
Portfolio turnover rate ..................          9%        23%      44%       83%       61%       81%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ........       1.02%**(a)   N/A      N/A       N/A       N/A       N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian .....       1.29%**(a)  1.30%    1.36%     1.37%     1.40%     1.68%**
Net investment income per share without
 fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by
 the custodian ...........................      $ 0.30     $ 0.59   $ 0.59    $ 0.61    $ 0.63    $ 0.53

--------------
  * The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                          NATIONAL MUNICIPAL FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  CLASS B SHARES         CLASS S SHARES
                                               ---------------------  ---------------------
                                               SIX MONTHS             SIX MONTHS
                                                  ENDED       YEAR       ENDED      YEAR
                                                 12/31/95    ENDED      12/31/95   ENDED
                                               (UNAUDITED) 06/30/95*  (UNAUDITED) 06/30/95*
                                               ----------- ---------  ----------- ---------
Net asset value, beginning of period .....     $10.76     $10.85      $10.76     $10.85
                                               ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................       0.26       0.56        0.26       0.56
Net realized and unrealized gain/(loss)
 on investments ..........................       0.48       0.01##      0.48       0.01##
                                               ------     ------      ------     ------
Total from investment operations .........       0.74       0.57        0.74       0.57
LESS DISTRIBUTIONS:
Dividends from net investment income .....      (0.26)     (0.56)      (0.26)     (0.56)
Distributions in excess of net
 investment income .......................       --         --          --         --
Distributions from net realized gains ....       --        (0.01)       --        (0.01)
Distributions in excess of net realized
 gains ...................................       --        (0.09)       --        (0.09)
                                               ------     ------      ------     ------
Total distributions ......................      (0.26)     (0.66)      (0.26)     (0.66)
                                               ------     ------      ------     ------
Net asset value, end of period ...........     $11.24     $10.76      $11.24     $10.76
                                               ======     ======      ======     ======
TOTAL RETURN+                                   7.00%      5.54%       7.00%      5.54%
                                               ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....    $$6,129     $4,786      $   11     $   11
Ratio of operating expenses to average
 net assets ..............................      1.77%**    1.58%       1.77%**    1.58%
Ratio of net investment income to average
 net assets ..............................      4.81%**    5.22%       4.81%**    5.22%
Portfolio turnover rate ..................         9%        23%          9%        23%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian ........      1.77%**(a)   N/A       1.77%**(a)   N/A
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian .....      2.04%**(a)  2.05%      2.04%**(a)  2.05%
Net investment income per share without
 fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by
 the custodian ...........................     $ 0.25     $ 0.51      $ 0.25     $ 0.51

--------------
  * The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ** Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                           GROWTH AND INCOME FUND
                            FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  CLASS A SHARES
                                                       ----------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED         YEAR        YEAR       YEAR        YEAR        YEAR
                                                         12/31/95      ENDED       ENDED       ENDED      ENDED       ENDED
                                                       (UNAUDITED)    06/30/95    06/30/94   06/30/93    06/30/92    06/30/91
                                                       ------------   --------    --------    -------    --------    --------
Net asset value, beginning of period .............        $12.58       $11.30      $12.09      $11.25     $10.51      $10.12
                                                          ------       ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................          0.05         0.13        0.12        0.12       0.17        0.23
Net realized and unrealized gain on investments ..          1.37         2.04        0.72        0.91       0.74        0.43
                                                          ------       ------      ------      ------     ------      ------
Total from investment operations..................          1.42         2.17        0.84        1.03       0.91        0.66
LESS DISTRIBUTIONS:
Dividends from net investment income .............         (0.04)       (0.12)      (0.12)      (0.12)     (0.17)      (0.27)
Distributions from net realized gains ............         (0.99)       (0.77)      (1.51)      (0.07)      --          --
                                                          ------       ------      ------      ------     ------      ------
Total distributions ..............................         (1.03)       (0.89)      (1.63)      (0.19)     (0.17)      (0.27)
                                                          ------       ------      ------      ------     ------      ------
Net asset value, end of period ...................        $12.97       $12.58      $11.30      $12.09     $11.25      $10.51
                                                          ======       ======      ======      ======     ======      ======
TOTAL RETURN+                                             11.36%       20.47%       6.67%       9.20%      8.65%       6.70%
                                                          ======       ======      ======      ======     ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............      $190,061     $170,177    $125,249     $97,873    $83,825     $33,930
Ratio of operating expenses to average net assets.         1.55%**      1.56%       1.50%       1.46%      1.50%       1.52%
Ratio of net investment income/(loss) to average
 net assets ......................................         0.68%**      1.11%       1.04%       1.01%      1.51%       2.48%
Portfolio turnover rate ..........................           34%          72%        127%         47%        16%         19%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................         1.55%**(a)   N/A         N/A         N/A        N/A         N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................         1.55%**(a)   1.56%       1.59%       1.46%      1.55%       1.78%
Net investment income per share without fee
 waivers and/or fees reduced by credits allowed
 by the custodian ................................        $ 0.05       $ 0.13      $ 0.11      $ 0.12     $ 0.16      $ 0.21

                                                            CLASS B SHARES               CLASS S SHARES
                                                        ------------------------    -------------------------
                                                        SIX MONTHS                   SIX MONTHS
                                                          ENDED          YEAR          ENDED          YEAR
                                                         12/31/95        ENDED        12/31/95        ENDED
                                                       (UNAUDITED)     06/30/95*    (UNAUDITED)     06/30/95*
                                                       ------------    ---------    ------------    ---------
Net asset value, beginning of period .............        $12.55        $11.30          $12.55        $11.30
                                                          ------        ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................          0.00#         0.05            0.00#         0.05
Net realized and unrealized gain on investments ..          1.37          2.04            1.37          2.04
                                                          ------        ------          ------        ------
Total from investment operations..................          1.37          2.09            1.37          2.09
LESS DISTRIBUTIONS:
Dividends from net investment income .............         (0.01)        (0.07)          (0.00)#       (0.07)
Distributions from net realized gains ............         (0.99)        (0.77)          (0.99)        (0.77)
                                                          ------        ------          ------        ------
Total distributions ..............................         (1.00)        (0.84)          (0.99)        (0.84)
                                                          ------        ------          ------        ------
Net asset value, end of period ...................        $12.92        $12.55          $12.93        $12.55
                                                          ======        ======          ======        ======
TOTAL RETURN+                                             10.99%        19.67%          10.98%        19.75%
                                                          ======        ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............       $13,184        $6,918         $26,304       $14,368
Ratio of operating expenses to average net assets.         2.30%**       2.31%           2.30%**       2.31%
Ratio of net investment income/(loss) to average
 net assets ......................................       (0.07)%**       0.36%         (0.07)%**       0.36%
Portfolio turnover rate ..........................           34%           72%             34%           72%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................         2.30%**(a)    N/A             2.30%**(a)    N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................         2.30%**(a)    2.31%           2.30%**(a)    2.31%
Net investment income per share without fee
 waivers and/or fees reduced by credits allowed
 by the custodian ................................        $ 0.00#       $ 0.05          $ 0.00#       $ 0.05

--------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 **  Annualized.
  +  Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  #  Amount represents less than $0.01 per share.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
     September 1, 1995.

 FINANCIAL HIGHLIGHTS
                                 GROWTH FUND
             FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        CLASS A SHARES
                                                        ------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED        YEAR        YEAR       PERIOD
                                                          12/31/95       ENDED       ENDED       ENDED
                                                       (UNAUDITED)++   06/30/95++   06/30/94   06/30/93*
                                                       -------------   ----------   --------   ---------
Net asset value, beginning of period .............         $14.18       $10.73      $10.72     $10.00
                                                           ------       ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................          (0.04)        0.05       (0.02)      0.00#
Net realized and unrealized gain on investments ..           1.86         3.42        0.03##     0.72
                                                            -----        -----       -----      -----
Total from investment operations .................           1.82         3.47        0.01       0.72
LESS DISTRIBUTIONS:
Dividends from net investment income .............           --          (0.02)       --         --
Distributions from net realized gains ............          (1.89)       (0.00)#      --         --
                                                            -----        -----       -----      -----
Total distributions ..............................          (1.89)       (0.02)       --         --
                                                            -----        -----       -----      -----
Net asset value, end of period ...................         $14.11       $14.18      $10.73     $10.72
                                                           ======       ======      ======     ======
TOTAL RETURN+                                              12.81%       32.33%       0.00%      7.30%
                                                           ======       ======      ======     ======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............       $179,857     $154,763    $126,808    $23,323
Ratio of operating expenses to average net assets.          1.70%**      1.76%       1.75%      1.44%**
Ratio of net investment income/(loss) to average
 net assets ......................................        (0.54)%**      0.28%     (0.35)%    (0.63)%**
Portfolio turnover rate ..........................            93%         233%        227%        13%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................          1.70%**(a)   N/A         N/A        N/A
Ratio of operating expenses to average net assets
 without fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by the custodian.          1.70%**(a)   1.76%       1.75%      2.52%**
Net investment income/(loss) per share without fee
 waivers, expenses absorbed and/or fees reduced by
 credits allowed by the custodian ................        $ (0.04)      $ 0.05     $ (0.02)   $ (0.01)


                                                               CLASS B SHARES                 CLASS S SHARES
                                                       -----------------------------   ---------------------------
                                                         SIX MONTHS                    SIX MONTHS
                                                            ENDED           YEAR          ENDED            YEAR
                                                           12/31/95         ENDED        12/31/95          ENDED
                                                       (UNAUDITED)++     06/30/95*++   (UNAUDITED)++   06/30/95*++
                                                       -------------     -----------   -------------   -----------
Net asset value,  beginning of period ............         $14.10        $10.73          $14.11        $10.73
                                                           ------        ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................          (0.10)        (0.04)          (0.10)        (0.04)
Net realized and unrealized gain on investments ..           1.85          3.42            1.84          3.42
                                                            -----         -----           -----         -----
Total from investment operations .................           1.75          3.38            1.74          3.38
LESS DISTRIBUTIONS:
Dividends from net investment income .............           --           (0.01)           --           (0.00)#
Distributions from net realized gains ............          (1.89)        (0.00)#         (1.89)        (0.00)#
                                                            -----         -----           -----         -----
Total distributions                                         (1.89)        (0.01)          (1.89)        (0.00)
                                                            -----         -----           -----         -----
Net asset value, end of period ...................         $13.96        $14.10          $13.96        $14.11
                                                           ======        ======          ======        ======
TOTAL RETURN+                                              12.39%        31.46%          12.39%        31.44%
                                                           ======        ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............        $14,054        $6,928         $33,363       $18,730
Ratio of operating expenses to average net assets.          2.45%**       2.51%           2.45%**       2.51%
Ratio of net investment income/(loss) to average
 net assets ......................................        (1.29)%**     (0.47)%         (1.29)%**     (0.47)%
Portfolio turnover rate ..........................            93%          233%             93%          233%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................          2.45%**(a)    N/A             2.45%**(a)    N/A
Ratio of operating expenses to average net assets
 without fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by the custodian.          2.45%**(a)    2.51%           2.45%**(a)    2.51%
Net investment income/(loss) per share without fee
 waivers, expenses absorbed and/or fees reduced by
 credits allowed by the custodian ................        $ (0.10)      $ (0.04)        $ (0.10)      $ (0.04)

--------------
  *  The Fund commenced operations on April 5, 1993. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to
     Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 **  Annualized.
  +  Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++   Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
     September 1, 1995.

 FINANCIAL HIGHLIGHTS
                          EMERGING GROWTH FUND
             FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     CLASS A SHARES
                                                       -------------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED         YEAR         YEAR       YEAR       YEAR      PERIOD
                                                           12/31/95      ENDED        ENDED       ENDED      ENDED      ENDED
                                                       (UNAUDITED)++   06/30/95++   06/30/94   06/30/93   06/30/92++   06/30/91*
                                                       --------------  ----------   --------    -------   -----------   --------
Net asset value, beginning of period .............          $15.47       $13.02      $13.76      $11.67     $ 9.62       $10.00
                                                            ------       ------      ------      ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................           (0.05)       (0.00)#     (0.09)      (0.02)     (0.01)        0.09
Net realized and unrealized gain/(loss) on
 investments......................................            3.10         2.77        0.68        2.31       2.16        (0.40)
                                                            ------       ------      ------      ------     ------       ------
Total from investment operations .................            3.05         2.77        0.59        2.29       2.15        (0.31)
LESS DISTRIBUTIONS:
Dividends from net investment income .............            --           --          --          --        (0.01)       (0.07)
Distributions from net realized gains ............           (0.76)       (0.32)      (1.33)      (0.20)     (0.08)        --
Distributions from capital (Note 2) ..............            --           --          --          --        (0.01)        --
                                                            ------       ------      ------      ------     ------       ------
Total distributions ..............................           (0.76)       (0.32)      (1.33)      (0.20)     (0.10)       (0.07)
                                                            ------       ------      ------      ------     ------       ------
Net asset value, end of period ...................          $17.76       $15.47      $13.02      $13.76     $11.67       $ 9.62
                                                            ======       ======      ======      ======     ======       ======
TOTAL RETURN+                                               19.69%       21.54%       3.40%      19.75%     22.47%      (2.95)%
                                                            ======       ======      ======      ======     ======       ======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............        $239,486     $185,722    $124,941     $96,646    $27,652       $8,490
Ratio of operating expenses to average net assets.           1.64%**      1.68%       1.66%       1.59%      1.93%        1.84%**
Ratio of net investment income/(loss) to average
 net assets ......................................         (0.61)%**    (0.31)%     (0.68)%     (0.32)%    (0.04)%        1.10%**
Portfolio turnover rate ..........................             76%         181%        224%         28%        60%          17%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian........................................           1.65%**(a)   N/A         N/A         N/A        N/A          N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................           1.65%**(a)   1.68%       1.66%       1.59%      1.93%        2.11%**
Net investment income/(loss) per share without fee
 waivers and/or fees reduced by credits allowed by
 the custodian ...................................          $(0.05)      $(0.00)#   $(0.09)     $(0.02)    $(0.01)       $0.07


                                                                 CLASS B SHARES              CLASS S SHARES
                                                           ---------------------------  --------------------------
                                                           SIX MONTHS                  SIX MONTHS
                                                              ENDED         YEAR         ENDED          YEAR
                                                            12/31/95        ENDED       12/31/95        ENDED
                                                           (UNAUDITED)++  06/30/95*++ (UNAUDITED)++  06/30/95*++
                                                           ----------    -------------  ----------  -------------
Net asset value, beginning of period .............          $15.37         $13.02         $15.37       $13.02
                                                            ------         ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................           (0.12)         (0.10)         (0.12)       (0.10)
Net realized and unrealized gain/(loss) on
 investments......................................            3.07           2.77           3.08         2.77
                                                            ------         ------         ------       ------
Total from investment operations .................            2.95           2.67           2.96         2.67
LESS DISTRIBUTIONS:
Dividends from net investment income .............              --             --             --           --
Distributions from net realized gains ............           (0.76)         (0.32)         (0.76)       (0.32)
Distributions from capital (Note 2) ..............              --             --             --           --
                                                            ------         ------         ------         ------
Total distributions ..............................           (0.76)         (0.32)         (0.76)       (0.32)
                                                            ------         ------         ------         ------
Net asset value, end
 of period .........                                        $17.56         $15.37   $17.57         $15.37
                                                            ======         ======   ======         ======
TOTAL RETURN+                                               19.24%         20.69%   19.23%         20.76%
                                                            ======         ======   ======         ======
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............         $16,214        $10,208  $27,943        $11,840
Ratio of operating expenses to average net assets.           2.39%**        2.43%    2.39%**        2.43%
Ratio of net investment income/loss) to average
 net assets ......................................         (1.36)%**      (1.06)%  (1.36)%**      (1.06)%
Portfolio turnover rate ..........................             76%           181%      76%           181%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian........................................           2.40%**(a)     N/A      2.40%**(a)     N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................           2.40%**(a)     2.43%    2.40%**(a)     2.43%
Net investment income/(loss) per share without fee
 waivers and/or fees reduced by credits allowed by
 the custodian ...................................          $(0.12)        $(0.10)  $(0.12)        $(0.10)

--------------
  *  The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated
     Class A shares.
 **  Annualized.
  +  Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
  #  Amount represents less than $0.01 per share.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
     September 1, 1995.
     See notes to financial statements.

 FINANCIAL HIGHLIGHTS
                          INTERNATIONAL GROWTH FUND
             FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                        CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED         YEAR           YEAR       YEAR       YEAR       PERIOD
                                                           12/31/95       ENDED          ENDED      ENDED      ENDED       ENDED
                                                       (UNAUDITED)++   06/30/95++      06/30/94   06/30/93   06/30/92    06/30/91*
                                                         ------------  -------------   -------    -------   ---------   ---------
Net asset value, beginning of period .............        $ 9.78      $10.74          $ 9.80     $ 8.82     $ 8.27      $10.00
                                                          ------      ------          ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................          0.01       (0.11)+++        0.06       0.07       0.05        0.02
Net realized and unrealized gain/(loss) on
 investments .....................................          0.68       (0.31)           1.15       0.94       0.55       (1.75)
                                                          ------      ------          ------     ------     ------      ------
Total from investment operations .................          0.69       (0.42)           1.21       1.01       0.60       (1.73)
LESS DISTRIBUTIONS:
Dividends from net investment income .............         (0.09)      (0.04)          (0.02)     (0.03)     (0.05)       --
Distributions from net realized gains ............         (0.46)      (0.44)          (0.25)      --         --          --
Distributions in excess of net realized gains ....          --         (0.06)           --         --         --          --
                                                          ------      ------          ------     ------     ------      ------
Total distributions ..............................         (0.55)      (0.54)          (0.27)     (0.03)     (0.05)       --
                                                          ------      ------          ------     ------     ------      ------
Net asset value, end of period ...................        $ 9.92      $ 9.78          $10.74     $ 9.80     $ 8.82      $ 8.27
                                                          ======      ======          ======     ======     ======      ======
TOTAL RETURN+                                              7.01%     (4.01)%          12.39%     11.51%      7.28%    (17.30)%
                                                          ======      ======          ======     ======     ======      ======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............       $84,901     $91,763        $127,764    $56,962    $24,479     $11,647
Ratio of operating expenses to average net assets.         1.78%**     1.69%           1.69%      1.80%      2.25%       2.24%**
Ratio of net investment income/(loss) to average
 net assets ......................................         0.12%**     0.62%           0.54%      1.07%      0.69%       0.51%**
Portfolio turnover rate...........................           31%         81%             44%        63%        66%         45%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................         1.78%**(a)  N/A             N/A        N/A        N/A         N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................         1.78%**(a)  1.69%           1.69%      1.80%      2.29%       2.47%**
Net investment income/(loss) per share without fee
 waivers and/or fees reduced by credits allowed by
 the custodian ...................................        $ 0.01     $ (0.11)         $ 0.06     $ 0.07     $ 0.04      $ 0.01


                                                               CLASS B SHARES         CLASS S SHARES
                                                       ------------------------------  -------------------------------
                                                         SIX MONTHS                     SIX MONTHS
                                                           ENDED             YEAR          ENDED           YEAR
                                                          12/31/95          ENDED         12/31/95         ENDED
                                                       (UNAUDITED)++     06/30/95*++   (UNAUDITED)++     06/30/95*++
                                                       -------------    --------------  ------------    --------------
Net asset value, beginning of period .............       $ 9.73             $10.74         $ 9.73         $10.74
                                                         ------             ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................        (0.03)             (0.17)+++      (0.03)         (0.17)+++
Net realized and unrealized gain/(loss) on
 investments .....................................         0.68              (0.31)          0.68          (0.31)
                                                         ------             ------         ------         ------
Total from investment operations .................         0.65              (0.48)          0.65          (0.48)
LESS DISTRIBUTIONS:
Dividends from net investment income .............        (0.06)             (0.03)         (0.06)         (0.03)
Distributions from net realized gains ............        (0.46)             (0.44)         (0.46)         (0.44)
Distributions in excess of net realized gains ....         --                (0.06)           --           (0.06)
                                                         ------             ------         ------         ------
Total distributions ..............................        (0.52)             (0.53)         (0.52)         (0.53)
                                                         ------             ------         ------         ------
Net asset value, end of period ...................       $ 9.86             $ 9.73         $ 9.86         $ 9.73
                                                         ======             ======         ======         ======
TOTAL RETURN+                                             6.61%            (4.61)%          6.67%        (4.61)%
                                                         ======             ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............       $2,923             $2,268        $17,771        $11,120
Ratio of operating expenses to average net assets.        2.53%**            2.44%          2.53%**        2.44%
Ratio of net investment income/(loss) to average
 net assets ......................................      (0.63)%**          (0.13)%        (0.63)%**      (0.13)%
Portfolio turnover rate...........................          31%                81%            31%            81%
Ratio of operating expenses to average net assets
 without fees reduced by credits allowed by the
 custodian .......................................        2.53%**(a)         N/A          2.53%**(a)     N/A
Ratio of operating expenses to average net assets
 without fee waivers and/or fees reduced by
 credits allowed by the custodian ................        2.53%**(a)         2.44%          2.53%**(a)     2.44%
Net investment income/(loss) per share without fee
 waivers and/or fees reduced by credits allowed by
 the custodian ...................................       $(0.03)            $(0.17)         $(0.03)      $(0.17)

--------------
  *  The Fund commenced operations on July 18, 1990. On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares.
     Those shares in existence prior to July 1, 1994 were designated Class A shares.
 **  Annualized.
+    Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
++   Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
+++  See Note 2 of the financial statements.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
     September 1, 1995.

 FINANCIAL HIGHLIGHTS

                          TARGET MATURITY 2002 FUND
               FOR A FUND SHARE OUTSTANDING THROUGH EACH PERIOD

                                                         CLASS A SHARES
                                                  -----------------------------
                                                   SIX MONTHS
                                                     ENDED            PERIOD
                                                    12/31/95           ENDED
                                                  (UNAUDITED)        06/30/95*
                                                  -----------        ---------
Net asset value, beginning of period ............    $10.78           $10.00
                                                     ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................      0.26             0.12
Net realized and unrealized gain on investments .      0.53             0.66
                                                     ------           ------
Total from investment operations ................      0.79             0.78
LESS DISTRIBUTIONS:
Dividends from net investment income ............     (0.39)            --
                                                     ------           ------
Total distributions .............................     (0.39)            --
                                                     ------           ------
Net asset value, end of period ..................    $11.18           $10.78
                                                     ======           ======
TOTAL RETURN+                                         7.33%            7.80%
                                                     ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $3,462           $2,626
Ratio of operating expenses to average net
 assets .........................................     0.60%**          0.74%**
Ratio of net investment income to average net
  assets ........................................     5.57%**          5.22%**
Portfolio turnover rate .........................        0%               0%
Ratio of operating expenses to average net
 assets without fees reduced by credits allowed
 by the custodian  ..............................     0.70%**(a)       N/A
Ratio of operating expenses to average net assets
 without fee waivers, expenses absorbed and/or
 fees reduced by credits allowed by the
 custodian ......................................     2.40%**(a)       4.71%**
Net investment income per share without fee
 waivers, expenses absorbed and/or fees reduced
 by credits allowed by the custodian ............     $0.18            $0.03

--------------
  *  The Fund commenced operations on March 20, 1995.
 **  Annualized.
  + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

PORTFOLIO OF INVESTMENTS

                              GLOBAL MONEY FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
CERTIFICATES OF DEPOSIT -- (YANKEE) -- 33.1%
$ 2,500,000  Banque Nationale de Paris,
               5.790% due 01/26/1996 ........................  $  2,500,000
  6,000,000  Canadian Imperial Bank of Commerce,
               5.800% due 01/18/1996 ........................     6,000,000
  7,000,000  Commerzbank,
               5.740% due 02/06/1996 ........................     7,000,741
  7,000,000  Fuji Bank, Ltd.,
               6.120% due 01/17/1996 ........................     7,000,000
  7,000,000  Industrial Bank of Japan,
               6.300% due 02/23/1996 ........................     7,001,651
  5,000,000  National Australia Bank,
               5.750% due 10/02/1996 ........................     4,995,315
  5,000,000  National Westminster Bank USA,
               5.720% due 02/06/1996 ........................     5,000,704
  8,000,000  Societe Generale, New York,
               5.770% due 02/05/1996 ........................     8,000,000
             Sumitomo Bank, Ltd.:
  6,000,000    5.990% due 01/16/1996 ........................     6,000,098
  2,000,000    6.120% due 01/19/1996 ........................     2,000,040
                                                               ------------
             Total Certificates of Deposit -- (Yankee)
               (Cost $55,498,549) ...........................    55,498,549
                                                               ------------
COMMERCIAL PAPER -- (DOMESTIC) -- 31.9%
  7,000,000  Abbott Laboratories,
               5.820% due 01/04/1996++    ...................     6,996,616
  2,000,000  Associate Corporation of North America,
               5.690% due 02/01/1996++    ...................     1,990,201
  8,500,000  Bank of New York,
               5.830% due 01/18/1996++    ...................     8,476,599
  6,000,000  Ford Motor Credit Company,
               5.850% due 01/05/1996++    ...................     5,996,100
  8,500,000  General Electric Capital Corporation,
               5.790% due 01/30/1996++    ...................     8,460,355
  7,700,000  Georgia Power Company,
               5.670% due 02/06/1996++    ...................     7,656,341
  6,000,000  Nations Bank Corporation,
               5.350% due 06/12/1996++    ...................     5,854,658
  8,000,000  Pfizer Inc.,
               5.650% due 02/05/1996++    ...................     7,956,056
                                                               ------------
             Total Commercial Paper -- (Domestic)
               (Cost $53,386,926) ...........................    53,386,926
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 19.0%
             Federal Home Loan Bank (FHLB):
  1,810,000    5.480% due 01/22/1996++    ...................     1,804,232
  9,890,000    5.487% due 01/22/1996++    ...................     9,858,482
  5,000,000  Federal Home Loan Mortgage Corporation (FHLMC),
               5.536% due 01/16/1996++    ...................     4,988,500
             Federal National Mortgage Association (FNMA):
  4,755,000    5.682% due 01/19/1996++    ...................     4,741,567
 10,000,000    5.467% due 01/23/1996++    ...................     9,966,633
    450,000    5.530% due 01/31/1996++    ...................       447,938
                                                               ------------
             Total U.S. Government Agency Discount Notes
               (Cost $31,807,352) ...........................    31,807,352
                                                               ------------
MEDIUM-TERM NOTES -- 7.4%
             Federal National Mortgage Association (FNMA):
  3,000,000    5.600% due 11/01/1996 .......................      2,995,925
  4,000,000    5.370% due 12/18/1996 .......................      3,994,091
  2,000,000    5.300% due 12/26/1996 .......................      1,995,829
  2,000,000  Society National Bank,
               6.300% due 05/09/1996 .......................      1,999,865
  1,400,000  Westdeutsche Landesbank,
               6.750% due 03/13/1996 .......................      1,400,141
                                                               ------------
             Total Medium-Term Notes
               (Cost $12,385,851) ..........................     12,385,851
                                                               ------------
COMMERCIAL PAPER -- (FOREIGN) -- 6.4%
  5,000,000  Electric de France,
               4.675% due 04/04/1996++    ..................      4,926,759
  6,000,000  Ontario Hydro,
               5.620% due 04/09/1996++    ..................      5,907,270
                                                               ------------
             Total Commercial Paper -- (Foreign)
               (Cost $10,834,029) ..........................     10,834,029
                                                               ------------
CORPORATE BOND -- 1.2% (Cost $2,000,000)
  2,000,000  Boatmens First National Bank,
               5.924% due 06/12/1996(+)  ...................      2,000,000
                                                               ------------
U.S. TREASURY BILLS -- 0.8%
     39,000  5.033% due 03/21/1996++    .....................        38,547
    900,000  5.450% due 07/25/1996++    .....................       871,933
    415,000  5.030% due 10/17/1996++    .....................       398,184
                                                               ------------
             Total U.S. Treasury Bills
               (Cost $1,308,664) ............................     1,308,664
                                                               ------------
TOTAL INVESTMENTS (COST $167,221,371*)................  99.8%   167,221,371

OTHER ASSETS AND LIABILITIES (NET) ...................   0.2        263,733
                                                       -----   ------------
NET ASSETS ........................................... 100.0%  $167,485,104
                                                       =====   ============

--------------
  *  Aggregate cost for federal tax purposes.
  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++  Rate represents annualized yield at date of purchase.

                       See Notes To Financial Statements.

PORTFOLIO OF INVESTMENTS

                          U.S. GOVERNMENT MONEY FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 85.0%
    STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 27.9%
$8,590,000  5.500% due 08/22/1996+   ........................   $ 8,602,469
 5,000,000  5.400% due 11/20/1997+  ........................      5,005,920
                                                                -----------
            Total SLMAs (Cost $13,608,389) ...................   13,608,389
                                                                -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 25.3%
 6,530,000  6.460% due 03/27/1996 ............................    6,539,891
 2,000,000  5.210% due 04/04/1997+  ........................      1,998,823
 2,400,000  Discount Note, 5.550% due 02/13/1996++  ........      2,384,090
 1,400,000  Discount Note, 5.530% due 02/20/1996++  ........      1,389,247
                                                                -----------
            Total FNMAs (Cost $12,312,051) ...................   12,312,051
                                                                -----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 19.3%
   500,000  6.450% due 04/08/1996 ............................      499,909
 8,000,000  Discount Note, 5.550% due 02/20/1996++  ........      7,938,333
 1,000,000  Discount Note, 5.910% due 05/01/1996++  ........        980,236
                                                                -----------
            Total FHLMCs (Cost $9,418,478) ...................    9,418,478
                                                                -----------
    FEDERAL HOME LOAN BANK (FHLB) -- 6.4%
      (Cost $3,099,505)
 3,100,000  Discount Note, 5.750% due 01/02/1996++  ........      3,099,505
                                                                -----------
    FEDERAL FARM CREDIT BANK (FFCB) -- 6.1%
 1,000,000  6.760% due 02/28/1996 ............................    1,000,045
 2,000,000  5.510% due 06/20/1996+  ........................      1,999,530
                                                                -----------
            Total FFCBs (Cost $2,999,575) ....................    2,999,575
                                                                -----------
TOTAL INVESTMENTS (COST $41,437,998*) .................  85.0%   41,437,998

OTHER ASSETS AND LIABILITIES (NET) ....................  15.0     7,302,712
                                                        -----   -----------
NET ASSETS ............................................ 100.0%  $48,740,710
                                                        =====   ===========

--------------
 * Aggregate cost for federal tax purposes.
 + Variable rate securities payable upon not more than seven calender days'
   notice. The interest rate shown reflects the rate currently in effect. ++ Rate represents annualized yield at date of purchase.

                       See Notes To Financial Statements.

 PORTFOLIO OF INVESTMENTS

                            CALIFORNIA MONEY FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
MUNICIPAL BONDS AND NOTES -- 99.3%
    CALIFORNIA -- 99.3%
            Anaheim, IDR:
$2,400,000    Heat and Control Inc., Series 95A,
              5.450% due 11/01/2025++  ......................   $2,400,000
 2,400,000    JMS Family Partnership, Series 95A, 5.450% due
              10/01/2025++  .................................    2,400,000
 1,400,000  Big Bear Lake, IDR, Southwest Gas,
              Series 93A,
              5.050% due 12/01/2028++  ......................    1,400,000
 2,240,000  California Housing Finance Agency, SFMR, Home
              Mortgage, Series 15A,
              5.250% due 08/01/2025++  ......................    2,240,000
            California Pollution Control Financing Authority,
              Solid Waste Revenue:
 2,000,000    Colmac Energy, Series 90A,
              5.050% due 12/01/2016++  ......................    2,000,000
 1,900,000    Western Waste Industries, Series 94A, 5.200% due
              10/01/2006++  .................................    1,900,000
 1,000,000  California State, Economic Development Authority,
              IDR, National R.V. Inc.,
              5.750% due 12/01/2020++  ......................    1,000,000
            California Statewide Communities Project, IDR:
 1,985,000    Chino Basin Municipal Water, Series 90, 5.400%
              due 08/01/2010++  .............................    1,985,000
 1,520,000    Lorber Industries, Series 92,
              5.550% due 06/01/1998++  ......................    1,520,000
   400,000  Irvine Ranch, Municipal Water District,
              Series 93A, 6.000% due 05/01/2009++  ..........      400,000
 2,500,000  Los Angeles County, TRAN, Series 95,
              4.500% due 07/01/1996 ...........................  2,508,376
   300,000  Oceanside, MFHR, Riverview Springs,
              Series 90A, 5.600% due 07/01/2020++  ..........      300,000
 2,000,000  Orange County, COP, Florence Crittendon Services,
              Series 90, 5.000% due 03/01/2016++  ...........    2,000,000
 4,200,000  Orange County, Irvine Coast Assessment District
              No. 88-1, 6.500% due 09/02/2018+  .............    4,200,000
 4,700,000  Orange County, Municipal Water District, Water
              Facilities, Allen-McColloch, Series 92A,
              5.200% due 07/01/2006++  ......................    4,700,000
 5,000,000  San Bernadino County, GO, TRAN, Series 95, 4.500%
              due 07/05/1996 .................................   5,012,460
 2,030,000  San Francisco City and County, IDR, Hoefer
              Scientific, Series 92A,
              5.800% due 08/01/2007++  ......................    2,030,000
 2,500,000  Santa Clara, Unified School District, GO, TRAN,
              Series 95, 4.500% due 07/10/1996 ................  2,506,267
 2,875,000  Santa Cruz County, IDR, Fixed Wilson Entities
              Ltd., Series 93, 5.350% due 11/01/2018++  .....    2,875,000
 1,000,000  Stockton, MFHR, Mariners Pointe Association,
              Series 94A, 4.900% due 09/01/2018++  ..........    1,000,000
 2,400,000  Vallejo, IDR, Meyer Cookware, Series 93A, 5.550%
              due 12/01/2023++  .............................    2,400,000
 1,420,000  Ventura, Unified School District, GO, TRAN, Series
              95, 4.750% due 07/05/1996 .......................  1,425,170
                                                                 ----------
TOTAL INVESTMENTS (COST $48,202,273*) .................  99.3%  48,202,273
OTHER ASSETS AND LIABILITIES (NET) ....................   0.7      357,267
                                                        -----   -----------
NET ASSETS ............................................ 100.0%  $48,559,540
                                                        =====   ===========

--------------
 * Aggregate cost for federal tax purposes.
 + Variable rate demand notes payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
++ Variable rate demand notes payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.

-----------------------------------------------
             GLOSSARY OF TERMS
  COP     --  Certificates of Participation
  GO      --  General Obligation Bonds
  IDR     --  Industrial Development Revenue
  MFHR    --  Multi-family Housing Revenue
  SFMR    --  Single Family Mortgage Revenue
  TRAN    --  Tax and Revenue Anticipation Note
-----------------------------------------------

                       See Notes To Financial Statements.

PORTFOLIO OF INVESTMENTS

                      SHORT TERM HIGH QUALITY BOND FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
MORTGAGE-BACKED SECURITIES -- 28.6%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 19.9%
$  330,674  #038720, Seasoned,
              11.000% due 02/15/2010 .........................  $   373,727
   295,332  #130183, Seasoned,
              11.000% due 05/15/2015 .........................      334,705
   289,048  #131917, Seasoned,
              11.000% due 10/15/2015 .........................      327,583
   161,906  #132833, Seasoned,
              11.000% due 12/15/2015 .........................      183,492
   111,308  #139704, Seasoned,
              11.000% due 11/15/2015 .........................      126,148
   260,837  #140835, Seasoned,
              11.000% due 11/15/2015 .........................      295,611
   120,080  #189482, Seasoned,
              11.000% due 04/15/2020 .........................      136,089
   410,531  #291375, Seasoned,
              11.000% due 08/15/2020 .........................      465,263
   509,478  #405486,
              8.000% due 09/15/2010 ..........................      531,742
 1,177,583  #780060,
              8.000% due 02/15/2025 ..........................    1,227,689
 1,185,050  #780081, Seasoned,
              10.000% due 02/15/2025 .........................    1,311,483
   855,861  #780141, Seasoned,
              10.000% due 12/15/2020 .........................      941,982
    49,351  #780160,
              8.000% due 05/15/2010 ..........................       51,508
 1,500,000  Generic, 30 Year, TBA, Seasoned,
              9.000% due 08/15/2025 ..........................    1,599,375
                                                                -----------
            Total GNMAs (Cost $7,774,474) ....................    7,906,397
                                                                -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 4.4%
            7 Year Balloon:
   775,692    #250235,
              8.500% due 02/01/2002 ..........................      798,381
 1,014,615    #281187,
              5.000% due 04/01/2001 ..........................      969,049
                                                                -----------
            Total FNMAs (Cost $1,766,513) ....................    1,767,430
                                                                -----------
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
      (ARM) -- 2.2%
            Federal National Mortgage Association:
   444,150    #1124571,
              7.710% due 11/01/2022+  ......................        451,714
   423,805    #152205,
              7.338% due 01/01/2019+  ......................        432,942
                                                                -----------
            Total ARMs (Cost $882,075) .......................      884,656
                                                                -----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 2.1% (Cost $801,961)
   834,989  #G50157, GOLD,
              5.000% due 05/01/1999 ..........................      820,936
                                                                -----------
            Total Mortgage-Backed Securities
              (Cost $11,225,023) .............................   11,379,419
                                                                -----------
CORPORATE NOTES - 21.9%
 1,000,000  Bayerische Landesbank, MTN,
              (Inverse Floater),
              5.820% due 12/29/1997+  ......................      1,017,500
 1,000,000  Capital One Bank Corporation, MTN,
              8.625% due 01/15/1997 ..........................    1,027,900
   700,000  General Motors Acceptance Corporation, MTN,
              7.850% due 11/17/1997 ..........................      727,923
   330,000  Lockheed Corporation,
              5.875% due 03/15/1998 ..........................      331,122
            Lyondell Petrochemical Company:
    70,000    9.950% due 06/01/1996 ..........................       71,116
   175,000    8.250% due 03/15/1997 ..........................      179,515
 1,225,000    10.000% due 06/01/1999 .........................    1,371,326
            Taubman Realty Corporation, MTN:
 1,000,000    7.400% due 06/10/2002 ..........................      999,450
   500,000    7.500% due 06/15/2002 ..........................      502,250
            The Money Store, Inc.:
   200,000    9.160% due 09/09/1997+++ .....................        207,900
   400,000    9.160% due 09/09/1997+++ .....................        415,800
 1,500,000    7.630% due 04/15/1998+++ .....................      1,530,075
   300,000  Time Warner, Inc.,
              7.450% due 02/01/1998 ..........................      308,355
                                                                -----------
            Total Corporate Notes
              (Cost $8,477,752) ..............................    8,690,232
                                                                -----------
ASSET-BACKED SECURITIES -- 21.3%
   650,000  Discover Card Trust, 1993-AB,
              6.800% due 08/16/2000 ..........................      665,230
            EquiCredit:
    32,860    1993-4-B1,
              5.650% due 12/15/2008 ..........................       32,295
 1,041,526    1994-4-A1,
              8.300% due 03/15/2002 ..........................    1,048,035
   900,000  Green Tree Financial Corporation, 1995-1-B2,
              9.200% due 06/15/2025 ..........................      996,183
   454,408  Green Tree NIM, 1994-B, Class A,
              7.850% due 07/15/2004 ..........................      463,354
   351,740  Green Tree Security Mortgage Trust, 1994-A,
              6.900% due 02/15/2004 ..........................      351,410
   200,000  Household Affinity Credit Card, 1993,
              4.950% due 03/15/1999 ..........................      198,624
            Merrill Lynch Mortgage Investment Trust:
   310,157    1991-B-A,
              9.200% due 04/15/2011 ..........................      318,299
   347,745    1991-I-A,
              7.650% due 01/15/2012 ..........................      353,831
 1,040,365    1992-B-A4,
              7.850% due 04/15/2012 ..........................    1,064,418
 1,357,363  Mid-State Trust, Series 4, Class A,
              8.330% due 04/01/2030 ..........................    1,474,052
            Standard Credit Card Trust:
   125,000    90-3B,
              9.850% due 07/10/1998 ..........................      132,070
   200,000    94-1A,
              4.650% due 03/07/1999 ..........................      198,250

                      SHORT TERM HIGH QUALITY BOND FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
ASSET-BACKED SECURITIES -- (CONTINUED)
            The Money Store, Inc.:
$   85,367    1993-D-A2,
              5.075% due 02/15/2018 ..........................  $    83,606
 1,051,849    1994-D-A1,
              7.625% due 10/15/2004 ..........................    1,054,314
                                                                -----------
            Total Asset-Backed Securities
              (Cost $8,264,002) ..............................    8,433,971
                                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.0%
    75,000  Chemical Mortgage Securities Inc.,
              1993-1-A4,
              7.450% due 02/25/2023 ..........................       76,148
            Countrywide Funding Corporation:
   118,638    1994-1-A3,
              6.250% due 03/25/2024 ..........................      115,969
    75,000    1994-A-A3,
              6.750% due 03/25/2024 ..........................       75,164
   170,000    1994-C-A5,
              6.375% due 03/25/2024 ..........................      168,778
            Federal Home Loan Mortgage Corporation (FHLMC),
              REMIC, P/O:
   818,125    #1719-C,
              Zero coupon due 04/15/1999 .....................      721,484
   406,113    #167-A,
              Zero coupon due 05/01/1999 .....................      357,887
 1,296,098  Federal National Mortgage Association (FNMA),
              REMIC, 1992-121-C,
              7.000% due 07/25/1999 ..........................    1,299,338
 1,106,302  Fund America Investors Corporation,
              1991-1-H,
              7.950% due 02/20/2020 ..........................    1,121,514
   662,929  General Electric Capital Mortgage Association,
              1994-27-A1,
              6.500% due 07/25/2024 ..........................      665,000
   498,573  Prudential Home Mortgage, Series 1992-47,
              7.500% due 01/25/2023 ..........................      497,950
   346,153  Ryland Acceptance Corporation,
              8.950% due 08/20/2019 ..........................      356,859
   100,000  Sears Mortgage Securities Corporation,
              1993-11-T4,
              7.125% due 11/25/2020 ..........................      100,500
                                                                -----------
            Total Collateralized Mortgage Obligations
              (Cost $5,514,745) ..............................    5,556,591
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 9.5%
    U.S. TREASURY NOTES -- 2.0%
   400,000    5.250% due 07/31/1998 ..........................      400,000
   400,000    5.875% due 08/15/1998 ..........................      406,312
                                                                -----------
            Total U.S. Treasury Notes (Cost $798,053) ........      806,312
                                                                -----------
    U.S. TREASURY STRIPS -- 7.5%
 1,075,000    Zero coupon due 02/15/1999 .....................      913,557
 3,200,000    Zero coupon due 02/15/2004 .....................    2,040,352
                                                                -----------
            Total U.S. Treasury Strips (Cost $2,875,953) .....    2,953,909
                                                                -----------
            Total U.S. Treasury Obligations
              (Cost $3,674,006) ..............................    3,760,221
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
            Federal National Mortgage Association (FNMA):
   425,000    (Inverse Floater),
              9.452% due 12/29/1997+  ......................        456,875
   250,000    Principal Strip, Non-income producing until
              08/21/1996,
              Zero coupon due 08/21/2001 .....................      241,563
                                                                -----------
            Total U.S. Government Agency Obligations (Cost
              $679,003) ......................................      698,438
                                                                -----------
COMMERCIAL PAPER -- 6.2%
 1,500,000  General Electric Capital Corporation,
              5.850% due 01/02/1996++ ......................      1,500,000
   952,000  Prudential Securities,
              5.900% due 01/02/1996++ ......................        952,000
                                                                -----------
            Total Commercial Paper (Cost $2,452,000) .........    2,452,000
                                                                -----------
  NUMBER OF                             EXPIRATION    STRIKE
  CONTRACTS                                DATE        PRICE
  ---------                             ----------    ------
CALL OPTIONS PURCHASED ON U.S. TREASURY
  BOND FUTURES -- 0.1%
        11  U.S. Treasury Bond Call     02/17/1996    $120.00        28,016
        17  U.S. Treasury Bond Call     02/17/1996    $122.00        24,703
                                                                -----------
            Total Call Options Purchased on U.S. Treasury
              Bond Futures (Cost $41,572) ...................        52,719
                                                                -----------
TOTAL INVESTMENTS (COST $40,328,103*) ............     103.4%    41,023,591
OTHER ASSETS AND LIABILITIES (NET) ...............      (3.4)    (1,348,242)
                                                       -----    -----------
NET ASSETS .......................................     100.0%   $39,675,349
                                                       =====    ===========

--------------
  * Aggregate cost for federal tax purposes.
  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++ Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

---------------------------------------------------------
                   GLOSSARY OF TERMS
  BALLOON --  Five- and seven-year mortgages with larger
              dollar amounts of payments falling due in
              the later years of the obligation
  GOLD    --  Payments are on accelerated 45-day payment
              cycle instead of 75-day cycle
  MTN     --  Medium Term Note
  P/O     --  Principal Only
  REMIC   --  Real Estate Mortgage Investment Conduit
  STRIP   --  Separate trading of registered interest and
              principal of securities
  TBA     --  To Be Announced
---------------------------------------------------------

                       See Notes To Financial Statements.

 PORTFOLIO OF INVESTMENTS

                      SHORT TERM GLOBAL GOVERNMENT FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
FOREIGN BONDS -- 72.9%
    GERMAN DEUTSCHE MARK BONDS -- 10.0%
                   Federal Republic of Germany:
DEM     4,500,000    6.625% due 01/20/1998 ...................  $ 3,305,962
        6,700,000    6.000% due 02/20/1998 ...................    4,868,480
                                                                -----------
                   Total German Deutsche Mark Bonds
                     (Cost $7,155,988) .......................    8,174,442
                                                                -----------
    DANISH KRONER BONDS -- 9.6%
                   Kingdom of Denmark:
DKK     8,600,000    5.250% due 08/10/1996 ...................    1,552,894
       10,900,000    9.000% due 11/15/1996 ...................    2,032,979
       22,000,000    9.000% due 11/15/1998 ...................    4,318,387
                                                                -----------
                   Total Danish Kroner Bonds
                     (Cost $7,383,140) .......................    7,904,260
                                                                -----------
    ITALIAN LIRA BONDS -- 9.5%
                   Italian Treasury Bonds:
ITL 5,200,000,000    8.500% due 08/01/1997 ...................    3,206,557
    7,500,000,000    8.500% due 01/01/1999 ...................    4,544,924
                                                                -----------
                   Total Italian Lira Bonds
                     (Cost $7,499,402) .......................    7,751,481
                                                                -----------
    NETHERLANDS GUILDER BONDS -- 8.3%
                   Government of Netherlands:
NLG     8,300,000    6.250% due 07/15/1998 ...................    5,417,991
        2,000,000    7.500% due 06/15/1999 ...................    1,358,385
                                                                -----------
                   Total Netherlands Guilder Bonds
                     (Cost $6,597,106) .......................    6,776,376
                                                                -----------
    SWEDISH KRONA BOND -- 6.3% (Cost $4,431,314)
SEK    32,000,000  Kingdom of Sweden,
                     11.000% due 01/21/1999 ..................    5,194,663
                                                                -----------
    AUSTRALIAN DOLLAR BOND AND NOTE -- 6.1%
AUD     4,645,000  Commonwealth of Australia,
                     12.500% due 01/15/1998 ..................    3,783,137
        1,700,000  New South Wales Treasury Note,
                     7.500% due 02/01/1998 ...................    1,265,168
                                                                -----------
                   Total Australian Dollar Bond and Note
                     (Cost $4,956,464) .......................    5,048,305
                                                                -----------
    CANADIAN DOLLAR BONDS -- 5.5%
CAD     2,440,000  Government of Canada,
                     9.500% due 10/01/1998 ...................    1,936,630
        1,500,000  Province of Ontario,
                     10.625% due 07/15/1998 ..................    1,201,758
        1,800,000  Province of Quebec,
                     8.000% due 03/30/1998 ...................    1,367,090
                                                                -----------
                   Total Canadian Dollar Bonds
                     (Cost $4,418,721) .......................    4,505,478
                                                                -----------
    GREAT BRITAIN POUND STERLING NOTE -- 5.2%
      (Cost $4,237,170)
GBP     2,655,000  United Kingdom Treasury Note,
                     8.750% due 09/01/1997 ...................    4,282,990
                                                                -----------
    EUROPEAN CURRENCY UNIT BONDS -- 5.0%
XEU     1,125,000  European Investment Bank,
                     10.000% due 02/14/1997 ..................    1,514,416
        2,000,000  Kingdom of Norway,
                     9.000% due 07/01/1996 ...................    2,607,880
                                                                -----------
                   Total European Currency Unit Bonds (Cost
                     $4,154,235) .............................    4,122,296
                                                                -----------
    SPANISH PESETA BOND -- 4.6% (Cost $3,714,100)
ESP   440,000,000  Government of Spain,
                     11.450% due 08/30/1998 ..................    3,809,827
                                                                -----------
    FRENCH FRANC BOND -- 2.8% (Cost $2,323,294)
FRF    11,000,000  Government of France,
                     8.500% due 03/12/1997 ...................    2,336,134
                                                                -----------
                   Total Foreign Bonds
                     (Cost $56,870,934) ......................   59,906,252
                                                                -----------
CORPORATE BONDS AND NOTES -- 8.5%
$       5,000,000  Home Savings of America, Sub. Notes,
                     10.500% due 06/12/1997 ..................    5,044,750
        2,000,000  USAT Holdings,
                     9.050% due 05/15/1998+++ ................    1,965,000
                                                                -----------
                   Total Corporate Bonds and Notes
                     (Cost $7,207,567) .......................    7,009,750
                                                                -----------
ASSET-BACKED COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 5.5%
          168,739  General Electric Capital Corporation,
                     1991-5PTA,
                     8.500% due 08/25/2006 ...................      171,270
        3,349,909  Green Tree Security Mortgage Trust, 1994-A,
                     6.900% due 02/15/2004 ...................    3,346,760
          416,507  Household Finance Corporation,
                     1992-2SRS A3,
                     5.250% due 10/20/2007 ...................      413,383
          346,788  Merrill Lynch Mortgage Investors
                     Corporation, 1992-B A3,
                     7.850% due 04/15/2012 ...................      354,806
          187,771  Old Stone Credit Corporation,
                     1992-A4,
                     6.550% due 11/25/2007 ...................      189,121
                                                                -----------
                   Total Asset-Backed Collateralized Mortgage
                     Obligations (Cost $4,464,519) ...........    4,475,340
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.7% (Cost $2,122,342)
        1,966,602  Pass-through certificates,
                   10.000% due 03/15/2018-02/15/2021**            2,171,737
                                                                -----------

                      SHORT TERM GLOBAL GOVERNMENT FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 1.1% (Cost $917,460)
       $  899,087  FNMA #141461,
                     7.672% due 11/01/2021+  .................  $   919,739
                                                                -----------
                   Total U.S. Government Agency Obligations
                     (Cost $3,039,802) .......................    3,091,476
                                                                -----------
INDEXED NOTE -- 2.4% (Cost $2,000,000)
        2,000,000  Bayerische Landesbank, Giro Zentrale,
                     (Coupon rate is directly linked to the
                     Czech Koruna),
                     10.200% due 01/16/1996 ..................    1,995,800
                                                                -----------
COMMERCIAL PAPER -- 6.2%
        4,075,000  Ford Motor Credit Company,
                     6.000% due 01/02/1996++ .................    4,075,000
        1,000,000  General Electric Capital Corporation,
                     5.850% due 01/02/1996++ .................    1,000,000
                                                                -----------
                   Total Commercial Paper
                     (Cost $5,075,000) .......................    5,075,000
                                                                -----------

                                         EXPIRATION   STRIKE
                                           DATE       PRICE
                                         ----------   ------
OPTIONS PURCHASED -- 0.6%
    PUT OPTIONS PURCHASED ON FOREIGN CURRENCY -- 0.4%
AUD    10,125,865 Australian Dollar Put  01/08/1996 $    0.688           10
CAD     4,274,565 Canadian Dollar Put .. 01/09/1996      1.341       54,714
ITL 6,800,000,000 Italian Lira
                    Put ................ 01/22/1996  1,627.750        3,808
DEM     8,595,000 German Deutsche Mark
                    Put ................ 02/01/1996      1.433       78,680
FRF    25,000,000 French Franc Put ..... 02/08/1996      5.000       25,000
DEM     8,600,000 German Deutsche Mark
                    Put ................ 02/16/1996      1.495       20,872
SEK    29,200,000 Swedish Krona Put .... 02/26/1996      6.712       63,364
DEM     8,490,000 German Deutsche Mark
                    Put ................ 04/19/1996      1.489       64,651
FRF    27,000,000 French Franc Put ..... 05/30/1996      5.108       52,731
                                                                -----------
                  Total Put Options Purchased on
                    Foreign Currency (Cost $758,656) .........      363,830
                                                                -----------

      NUMBER OF                          EXPIRATION   STRIKE        VALUE
      CONTRACTS                            DATE       PRICE        (NOTE 2)
      ---------                          ----------   ------       --------
    CALL OPTIONS PURCHASED ON FOREIGN INTEREST RATE
      FUTURES - 0.2%
          50      Euro Dollar Call ..... 03/31/1996     $94.75  $    10,000
          25      Euro Dollar Call ..... 06/30/1996      94.75       19,375
          50      Euro Dollar Call ..... 09/30/1996      94.75       56,250
          25      Euro Dollar Call ..... 12/31/1996      94.50       40,000
                                                                -----------
                  Total Call Options Purchased on
                    Foreign Interest Rate Futures
                    (Cost $130,250) ..........................      125,625
                                                                -----------
                  Total Options Purchased
                    (Cost $888,906) ..........................      489,455
                                                                -----------
TOTAL INVESTMENTS (COST $79,546,728*) .................  99.9%   82,043,073
                                                                -----------
PRINCIPAL
 AMOUNT
---------
OPTIONS WRITTEN -- (0.4)%
    CALL OPTIONS WRITTEN ON FOREIGN CURRENCY -- (0.4)%
AUD     2,765,865 Australian Dollar
                    Call ............... 01/08/1996      0.715      (74,604)
ITL 6,800,000,000 Italian Lira
                    Call ............... 01/22/1996  1,578.500      (16,048)
XEU     3,311,500 European Currency Unit
                     Call .............. 01/25/1996      1.302      (24,132)
AUD     4,300,000 Australian Dollar Call 01/31/1996      0.745      (21,586)
DEM     4,350,000 German Deutsche Mark
                    Call ............... 02/08/1996      1.350       (2,610)
SEK    29,200,000 Swedish Krona Call ... 02/26/1996      6.407      (15,476)
GBP     2,200,000 Great Britain Pound
                    Sterling Call ...... 04/26/1996      1.533      (90,090)
FRF    27,000,000 French Franc Call .... 05/30/1996      4.770      (82,323)
                                                                -----------
                  Total Call Options Written on
                    Foreign Currency (Premiums
                    received $403,967) .......................     (326,869)
                                                                -----------
OTHER ASSETS AND LIABILITIES (NET) ....................   0.5       416,674
                                                        -----   -----------
NET ASSETS ............................................ 100.0%  $82,132,878
                                                        =====   ===========

--------------
  * Aggregate cost for federal tax purposes.
 ** A portion of this security is pledged as collateral for options.
  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++ Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

                      SHORT TERM GLOBAL GOVERNMENT FUND

                        DECEMBER 31, 1995 (UNAUDITED)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                          CONTRACTS TO RECEIVE                  NET UNREALIZED
             -----------------------------------------------     APPRECIATION/
EXPIRATION                           VALUE IN    IN EXCHANGE    (DEPRECIATION)
   DATE         LOCAL CURRENCY        U.S. $      FOR U.S. $     OF CONTRACTS
----------   -------------------   -----------   -----------   --------------
01/17/1996   DEM      12,209,400     8,522,862     8,400,000   $    122,862
01/17/1996   DEM      14,137,355     9,868,685     9,907,741        (39,056)
01/17/1996   DEM       1,927,955     1,345,823     1,407,677        (61,854)
01/29/1996   DEM      32,845,120    22,944,323    23,068,923       (124,600)
01/29/1996   DEM      14,077,360     9,833,896    10,105,786       (271,890)
01/29/1996   DEM      10,167,760     7,102,802     7,426,059       (323,257)
01/29/1996   DEM       6,987,000     4,880,846     5,000,000       (119,154)
02/20/1996   XEU       5,081,208     6,503,680     6,546,401        (42,721)
02/22/1996   BEF     161,500,000     5,503,826     5,401,193        102,633
02/28/1996   NLG       3,605,026     2,254,608     2,181,559         73,049
                                                               ------------
                                                               $   (683,988)
                                                               ------------
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                          CONTRACTS TO DELIVER                  NET UNREALIZED
             -----------------------------------------------     APPRECIATION/
EXPIRATION                           VALUE IN    IN EXCHANGE    (DEPRECIATION)
   DATE         LOCAL CURRENCY        U.S. $      FOR U.S. $     OF CONTRACTS
----------   -------------------   -----------   -----------   --------------
01/05/1996   FRF      12,030,431     2,454,850     2,426,371   $    (28,479)
01/17/1996   DEM      14,137,355     9,868,685     9,397,963       (470,722)
01/17/1996   DEM      14,137,355     9,868,685     9,900,109         31,424
01/26/1996   DKK      34,000,000     6,127,166     6,303,300        176,134
01/29/1996   DEM      32,845,120    22,944,323    22,059,991       (884,332)
01/29/1996   DEM      38,786,713    27,094,889    27,450,014        355,125
01/29/1996   DEM       5,045,400     3,524,520     3,610,950         86,430
01/29/1996   ESP     446,487,288     3,668,530     3,641,821        (26,709)
02/06/1996   SEK       7,460,872     1,119,742     1,120,285            543
02/20/1996   XEU       5,081,208     6,503,681     6,621,831        118,150
02/21/1996   DKK      12,040,727     2,171,320     2,217,854         46,534
02/22/1996   BEF     202,806,140     6,911,516     6,737,746       (173,770)
02/28/1996   NLG       3,605,026     2,254,608     2,195,175        (59,433)
03/13/1996   CHF       5,082,530     4,442,608     4,235,442       (207,166)
                                                                -----------
                                                                $(1,036,271)
                                                                -----------
             Net Unrealized Depreciation of Forward Foreign
               Currency Contracts ..........................    $(1,720,259)
                                                                ===========

--------------------------------------------
             GLOSSARY OF TERMS
  AUD       --  Australian Dollar
  BEF       --  Belgian Franc
  CAD       --  Canadian Dollar
  CHF       --  Swiss Franc
  DEM       --  German Deutsche Mark
  DKK       --  Danish Kroner
  ESP       --  Spanish Peseta
  FRF       --  French Franc
  GBP       --  Great Britain Pound Sterling
  ITL       --  Italian Lira
  NLG       --  Netherlands Guilder
  SEK       --  Swedish Krona
  XEU       --  European Currency Unit
--------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                             U.S. GOVERNMENT FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 115.2%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 45.5%
$10,236,877  6.500% due 07/01/2023-10/01/2025 ...............  $ 10,127,325
  8,914,500  7.000% due 04/01/2023-09/01/2025 ...............     8,995,846
 14,700,007  7.500% due 05/01/2024-12/01/2025 ...............    15,072,069
  4,763,560  8.000% due 09/01/2011-12/01/2024 ...............     4,954,793
  4,950,573  8.500% due 10/01/2018-05/01/2025 ...............     5,181,576
  1,541,688  8.750% due 08/01/2008 ..........................     1,615,134
 19,951,695  9.000% due 12/01/2008-08/01/2022 ...............    21,192,216
  1,257,518  9.500% due 06/01/2015-05/01/2017 ...............     1,344,891
    509,410  10.500% due 09/01/2009-05/01/2019 ..............       558,861
    109,727  10.750% due 12/01/2012 .........................       120,495
    188,722  11.000% due 09/01/2015-02/01/2016 ..............       210,217
    228,262  11.750% due 07/01/2013 .........................       255,567
     61,857  12.000% due 01/01/2015 .........................        70,691
 19,000,000  Commitment to Purchase, GOLD, 6.500% ...........    18,798,125
 74,000,000  Commitment to Purchase, GOLD, 7.000% ...........    74,670,625
 24,000,000  Commitment to Purchase, GOLD, 7.500% ...........    24,705,000
     99,346  Series 1551, Class 1551-H, Multiclass,
               1155.800% due 05/15/2001 (I/O) ...............       740,653
  5,585,000  Series 93, Class 93-H, Multiclass,
               8.500% due 11/15/2020** ......................     6,167,906
 16,500,000  Series 138, Class 138-F, Multiclass,
               9.650% due 07/15/2021** ......................    19,016,250
                                                               ------------
             Total FHLMCs (Cost $209,468,269) ...............   213,798,240
                                                               ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 27.6%
     48,566  5.500% due 02/01/2009 ..........................        47,276
  4,851,311  7.000% due 06/01/2010-11/01/2010 ...............     4,940,721
  9,388,063  7.500% due 04/01/2017-02/01/2025 ...............     9,619,793
 13,947,979  8.000% due 05/01/2017-01/01/2025 ...............    14,533,815
 45,061,718  8.500% due 01/01/2002-09/01/2025 ...............    47,109,711
  5,081,095  9.000% due 06/01/2016-06/01/2021 ...............     5,405,108
 12,958,801  10.000% due 03/15/2012-05/01/2022 ..............    14,263,128
    184,423  10.500% due 06/01/2020 .........................       205,401
    433,983  11.500% due 03/01/2011-07/01/2015 ..............       492,602
 12,000,000  Commitment to Purchase, 7.000% .................    12,228,750
 20,000,000  Commitment to Purchase, 8.500% .................    20,881,250
                                                               ------------
             Total FNMAs (Cost $126,232,643) ................   129,727,555
                                                               ------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 17.5%
 68,128,981  9.000% due 04/15/2016-06/15/2022** .............    72,708,824
  6,752,168  9.500% due 04/15/2016-11/15/2017 ...............     7,301,474
  1,397,663  10.000% due 02/15/2019-12/15/2020 ..............     1,538,902
    374,106  10.500% due 09/15/2018-07/15/2020 ..............       418,755
    114,825  11.000% due 07/15/2018-12/15/2019 ..............       130,003
                                                               ------------
             Total GNMAs (Cost $80,282,662) .................    82,097,958
                                                               ------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA II) -- 11.5%
 36,318,834  6.500% due 04/20/2025-05/20/2025 ...............    37,022,693
 12,305,130  7.500% due 03/20/2025 ..........................    12,532,036
  1,896,170  9.500% due 02/20/2017-03/20/2021 ...............     2,027,936
    367,762  10.000% due 07/20/2019 .........................       402,247
    160,073  10.500% due 09/20/2019-11/20/2019 ..............       177,530
  1,334,541  11.000% due 06/20/2019-07/20/2020 ..............     1,497,595
     84,774  11.500% due 08/20/2019 .........................        96,218
                                                               ------------
             Total GNMA IIs (Cost $53,037,332) ..............    53,756,255
                                                               ------------

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
      (ARM) -- 6.1%
             Federal Home Loan Mortgage Corporation:
  2,599,925    7.144% due 04/01/2009 ........................     2,687,672
     40,194    6.172% due 04/01/2024 ........................        41,413
             Federal National Mortgage Association:
  1,547,017    6.729% due 04/01/2019 ........................     1,553,792
  2,121,839    7.625% due 05/01/2019 ........................     2,178,195
  2,805,052    7.558% due 01/01/2020 ........................     2,849,764
    715,193    7.943% due 07/01/2023 ........................       730,391
  7,272,763    6.656% due 10/01/2024+  ......................     7,512,546
 10,799,222    7.541% due 01/01/2025 ........................    11,124,926
                                                               ------------
             Total ARMs (Cost $28,376,995) ..................    28,678,699
                                                               ------------

    SMALL BUSINESS ADMINISTRATION (SBA) -- 3.7%
  5,000,000  7.350% due 08/01/2005 ..........................     5,307,813
  3,000,000  8.500% due 01/01/2015 ..........................     3,295,312
  8,757,000  6.850% due 10/01/2015 ..........................     8,928,036
                                                               ------------
             Total SBAs (Cost $16,918,828) ..................    17,531,161
                                                               ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      DEBENTURES -- 3.3%
  1,000,000  9.550% due 12/10/1997 ..........................     1,077,500
             REMIC, Pass-through certificates:
  4,000,000  Series 89-28, Class 28-C,
             9.500% due 04/25/2004 ..........................     4,517,480
  5,000,000  Series 93-4, Class 4-HB,
             11.000% due 01/25/2019** .......................     5,971,850
    124,459  Series 90-98, Class 98-K,
             949.3846% due 08/25/2020 (I/O) .................     1,857,011
     40,822  Series 90-133, Class 133-K,
             1009.500% due 11/25/2020 (I/O) .................     1,064,590
  1,276,712  Series 92-83, Class 83-X,
             7.000% due 02/25/2022 ..........................     1,240,007
                                                               ------------
             Total FNMA Debentures
               (Cost $15,123,078) ...........................    15,728,438
                                                               ------------
             Total U.S. Government Agency Obligations
               (Cost $529,439,807) ..........................   541,318,306
                                                               ------------

U.S. TREASURY OBLIGATIONS -- 12.0%
    U.S. TREASURY NOTES -- 9.3%
    780,000  5.750% due 09/30/1997 ..........................       787,067
 25,190,000  5.375% due 11/30/1997 ..........................    25,272,035
    750,000  7.250% due 02/15/1998 ..........................       779,880
  6,200,000  6.125% due 09/30/2000 ..........................     6,386,000
  5,060,000  6.250% due 08/31/2000 ..........................     5,225,833
  5,250,000  5.875% due 11/15/2005 ..........................     5,368,125
                                                               ------------
             Total U.S. Treasury Notes
               (Cost $43,699,187) ...........................    43,818,940
                                                               ------------

                       See Notes to Financial Statements.

                             U.S. GOVERNMENT FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
 ---------                                                       --------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
    U.S. TREASURY BONDS -- 2.7%
$ 6,915,000  8.125% due 08/15/2021 ..........................  $  8,698,584
  3,400,000  6.875% due 08/15/2025 ..........................     3,834,554
                                                               ------------
             Total U.S. Treasury Bonds
               (Cost $12,451,865) ...........................    12,533,138
                                                               ------------
             Total U.S. Treasury Obligations
               (Cost $56,151,052) ...........................    56,352,078
                                                               ------------
  NUMBER OF                           EXPIRATION     STRIKE
  CONTRACTS                              DATE         PRICE
  ---------                           ----------     ------
CALL OPTIONS PURCHASED ON U.S. TREASURY
  BOND FUTURES -- 0.6%
      155  U.S. Treasury Bond Call    02/17/1996     $118.00        612,735
      879  U.S. Treasury Bond Call    02/17/1996      112.00      2,458,458
                                                               ------------
             Total Call Options Purchased on U.S.
               Treasury Bond Futures
               (Cost $1,714,918) ...........................      3,071,193
                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY, U.S. TREASURY OBLIGATIONS, AND
  CALL OPTIONS PURCHASED ON U.S. TREASURY BOND FUTURES
  (Cost $587,305,777) .......................................   600,741,577
                                                               ------------

 PRINCIPAL
  AMOUNT
 ---------
REPURCHASE AGREEMENT -- 3.7% (Cost $17,550,000)
$17,550,000  Agreement with Lehman Brothers Inc.,
               5.860% dated 12/28/1995 to be
               repurchased at $17,564,284 on
               01/02/1996, collateralized by
               $17,015,000 U.S. Treasury Note,
               6.250% due 08/31/2000 ....................        17,550,000
                                                               ------------
TOTAL INVESTMENTS (COST $604,855,777*) .......... 131.5%        618,291,577

OTHER ASSETS AND LIABILITIES (NET) ............   (31.5)       (148,276,866)
                                                  -----        ------------
NET ASSETS ...................................... 100.0%       $470,014,711
                                                  =====        ============

--------------
  * Aggregate cost for federal tax purposes.
 ** A portion or all of this security is pledged as collateral for dollar roll transactions.
  # A portion of this security is pledged as collateral for futures contracts. + Variable rate security. The interest rate shown reflects the rate currently in effect.

NUMBER OF                                                        UNREALIZED
CONTRACTS                                                       APPRECIATION
---------                                                       ------------
FUTURES CONTRACTS -- LONG POSITION
         64  Municipal Bond Index, March 1996 ...............  $    117,696
        529  U.S. Treasury Note, Two Year, March 1996 .......       275,212
        673  U.S. Treasury Note, Five Year, March 1996 ......       480,522
        127  U.S. Treasury Note, Ten Year, March 1996 .......       129,928
                                                               ------------
             Net Unrealized Appreciation of Futures
               Contracts -- Long Position ...................  $  1,003,358
                                                               ============

                                                                UNREALIZED
                                                              (DEPRECIATION)
                                                              --------------
FUTURES CONTRACTS -- SHORT POSITION
        487  U.S. Treasury Bond, Thirty Year,
               March 1996 ...................................  $ (1,148,133)
                                                               ============

------------------------------------------------------
               GLOSSARY OF TERMS
  GOLD     --  Payments are on an accelerated 45-day
               payment cycle instead of 75-day cycle
  I/O      --  Interest Only
  REMIC    --  Real Estate Mortgage Investment Conduit
------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                            CORPORATE INCOME FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
CORPORATE BONDS AND NOTES -- 90.9%

    AUTOS & TRANSPORTATION -- 17.7%
$ 2,000,000  American Airlines Inc., Pass-through
               certificates, Series A,
               8.040% due 09/16/2011 ........................  $  2,117,500
  6,030,000  Conrail Inc., Deb.,
               9.750% due 06/15/2020 ........................     8,238,488
             Ford Motor Company, Deb.:
  3,750,000    8.875% due 01/15/2022 ........................     4,687,500
  8,000,000    8.875% due 11/15/2022 ........................     9,440,000
 14,500,000  General Motors Corporation, Deb.,
               9.400% due 07/15/2021 ........................    18,868,125
  8,400,000  Laidlaw Inc., Deb.,
               8.250% due 05/15/2023 ........................     9,523,500
             United Air Lines Inc.:
  5,000,000    Equipment Trust certificates,
               10.850% due 07/05/2014 .......................     6,350,000
               Pass-through certificates:
  3,000,000    9.080% due 10/26/2015 ........................     3,322,500
  5,500,000    9.560% due 10/19/2018 ........................     6,400,625
                                                               ------------
                                                                 68,948,238
                                                               ------------

    CONSUMER DISCRETIONARY -- 13.5%
  9,775,000  Carnival Corporation, Deb.,
               7.200% due 10/01/2023** ......................     9,897,188
             Dayton-Hudson Corporation:
               Deb.:
  4,500,000    9.875% due 07/01/2020 ........................     5,900,625
  3,000,000    7.875% due 06/15/2023 ........................     3,165,000
               Sinking Fund Deb.:
    300,000    9.500% due 10/15/2016 ........................       315,375
  2,000,000    9.250% due 11/15/2016 ........................     2,105,000
             May Department Stores Company, Deb.:
  1,500,000    9.875% due 06/15/2021** ......................     1,895,625
 10,100,000    8.375% due 10/01/2022** ......................    11,248,875
  6,500,000  Ogden Corporation, Deb.,
               9.250% due 03/01/2022 ........................     8,060,000
  7,760,000  Time Warner, Inc., Deb.,
               9.150% due 02/01/2023 ........................     8,894,900
  1,000,000  V.F. Corporation, Note,
               9.500% due 05/01/2001 ........................     1,157,500
                                                               ------------
                                                                 52,640,088
                                                               ------------

    MATERIALS & PROCESSING -- 17.0%
  2,000,000  AMAX Inc., Note,
               9.875% due 06/13/2001 ........................     2,292,500
             Boise Cascade Corporation:
  6,351,000    Deb.,
               9.450% due 11/01/2009 ........................     7,946,689
  3,000,000    Note,
               9.875% due 02/15/2001 ........................     3,285,000
  5,000,000  du Pont (E.I.) de Nemours & Company, Deb.,
               8.250% due 01/15/2022 ........................     5,618,750
  3,010,000  Federal Paper Board Company, Deb.,
               10.000% due 04/15/2011 .......................     3,890,425
             Georgia-Pacific Corporation, Deb.:
  5,000,000    9.875% due 11/01/2021 ........................     5,900,000
  7,000,000    9.500% due 05/15/2022 ........................     8,155,000
  6,000,000  James River Corporation, Deb.,
               9.250% due 11/15/2021 ........................     7,500,000
  6,860,000  Praxair, Inc., Deb.,
               8.700% due 07/15/2022 ........................     8,283,450
 10,450,000  Tyco Laboratories, Inc., Deb.,
               9.500% due 05/01/2022 ........................    13,323,750
                                                               ------------
                                                                 66,195,564
                                                               ------------

    ENERGY -- 15.4%
 12,625,000  ANR Pipeline Company, Deb.,
               9.625% due 11/01/2021 ........................    16,570,312
  2,850,000  BP America Inc., Guaranteed Deb.,
               (British Petroleum Company),
               10.000% due 07/01/2018 .......................     3,199,125
             Occidental Petroleum Corporation,
               Sr. Deb.:
  8,700,000    11.125% due 08/01/2010 .......................    12,223,500
    250,000    11.750% due 03/15/2011 .......................       264,688
  2,500,000  Panhandle Eastern Pipe Line Company, Deb.,
               8.625% due 04/15/2025 ........................     2,900,000
  8,500,000  Petro-Canada, Deb.,
               9.250% due 10/15/2021 ........................    10,901,250
  5,950,000  Phillips Petroleum Company, Deb.,
               9.180% due 09/15/2021 ........................     6,998,687
  5,750,000  Trans-Canada Pipeline Corporation, Deb.,
               8.500% due 03/20/2023 ........................     6,727,500
                                                               ------------
                                                                 59,785,062
                                                               ------------

    FINANCIAL SERVICES -- 11.5%
             American General Corporation:
  2,000,000    9.625% due 02/01/2018 ........................     2,225,000
  3,425,000    Sinking Fund Deb.,
               7.500% due 07/15/2025 ........................     3,686,156
    400,000  Banc One Corporation, Sub. Note,
               10.000% due 08/15/2010 .......................       530,000
             Barclays North American Capital Corporation,
               Capital Note:
  1,000,000    10.500% due 12/15/2017** .....................     1,136,250
  9,000,000    9.750% due 05/15/2021** ......................    10,766,250
  1,000,000  Barnett Banks, Florida, Inc., Sub. Note,
               10.875% due 03/15/2003 .......................     1,268,750
  1,100,000  First Interstate Bancorp, Sub. Note,
               9.125% due 02/01/2004 ........................     1,300,750
  2,000,000  Ford Holdings, Inc., Deb.,
               9.375% due 03/01/2020** ......................     2,597,500
  1,000,000  GATX Leasing Corporation, MTN,
               10.000% due 03/21/2001 .......................     1,171,250

                       See Notes to Financial Statements.

                            CORPORATE INCOME FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
CORPORATE BONDS AND NOTES -- (CONTINUED)

    FINANCIAL SERVICES -- (CONTINUED)
$ 1,000,000  Mellon Financial Company, Sub. Deb.,
               9.750% due 06/15/2001 ........................  $  1,180,000
             NCNB Corporation, Sub. Notes:
  4,200,000    9.375% due 09/15/2009 ........................     5,286,750
 10,125,000    10.200% due 07/15/2015** .....................    13,694,062
                                                               ------------
                                                                 44,842,718
                                                               ------------

    PRODUCER DURABLES -- 6.5%
  4,000,000  Boeing Company, Deb.,
               8.750% due 08/15/2021** ......................     5,030,000
  5,000,000  Caterpillar Inc., Sinking Fund Deb.,
               9.750% due 06/01/2019 ........................     5,731,250
  5,000,000  Northrop Grumman Corporation, Deb.,
               9.375% due 10/15/2024 ........................     6,037,500
  7,800,000  Textron Inc., Deb.,
               8.750% due 07/01/2022 ........................     8,521,500
                                                               ------------
                                                                 25,320,250
                                                               ------------

    UTILITIES -- 6.1%
  5,000,000  Louisiana Power & Light Company,
               First Mortgage,
               8.500% due 07/01/2022 ........................     5,406,250
  5,000,000  Mississippi Power & Light Company,
               First and Refundable Mortgage,
               8.650% due 01/15/2023 ........................     5,850,000
  5,000,000  Philadelphia Electric Company,
               First and Refundable Mortgage,
               8.250% due 09/01/2022 ........................     5,268,750
             Texas Utilities Electric Company,
               First Mortgage:
  1,200,000    8.875% due 02/01/2022 ........................     1,423,500
  3,000,000    8.750% due 11/01/2023 ........................     3,495,000
  2,050,000  Utilicorp United Inc., Sr. Note,
               10.500% due 12/01/2020 .......................     2,370,313
                                                               ------------
                                                                 23,813,813
                                                               ------------

    TELECOMMUNICATIONS -- 3.2%
             GTE Corporation:
    250,000    Deb.,
               10.300% due 11/15/2017 .......................       280,937
  1,000,000    Sinking Fund Deb.,
               10.750% due 09/15/2017 .......................     1,123,750
             Tele-Communications, Inc.:
               Sr. Deb.:
  2,000,000    9.800% due 02/01/2012 ........................     2,377,500
  3,950,000    9.250% due 01/15/2023 ........................     4,315,375
  4,000,000    Sr. Note,
               9.250% due 04/15/2002 ........................     4,500,000
                                                               ------------
                                                                 12,597,562
                                                               ------------
             Total Corporate Bonds and Notes
               (Cost $317,032,468) ..........................   354,143,295
                                                               ------------

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.2%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 8.1%
  7,439,640  #377441,
               9.000% due 02/15/2025 ........................     7,888,343
 23,000,000  Commitment to Purchase, GOLD,
               7.500% due 01/01/2026 ........................    23,639,688
                                                               ------------
             Total GNMAs (Cost $31,161,935) .................    31,528,031
                                                               ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 4.0% (Cost $15,264,844)
 15,000,000  Commitment to Purchase,
               7.500% due 01/01/2026 ........................    15,360,938
                                                               ------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 1.1%
  2,609,987  #C00362,
               9.000% due 06/01/2024 ........................     2,750,274

  1,624,565  #C80258,
               9.000% due 01/01/2025 ........................     1,711,886
                                                               ------------
             Total FHLMCs (Cost $4,356,296) .................     4,462,160
                                                               ------------
             Total U.S. Government Agency Obligations
               (Cost $50,783,075) ...........................    51,351,129
                                                               ------------

U.S. TREASURY NOTES -- 2.7%

  6,400,000  7.500% due 02/15/2005** ........................     7,258,559
  3,000,000  5.875% due 11/15/2005 ..........................     3,068,520
                                                               ------------
             Total U.S. Treasury Notes
               (Cost $10,108,344) ...........................    10,327,079
                                                               ------------
  SHARES
  ------
INVESTMENT COMPANY SECURITY -- 2.2%
  (Cost $8,493,999)
  8,493,999  Lehman Provident Tempfund ......................     8,493,999
                                                               ------------
TOTAL INVESTMENTS (COST $386,417,886*)................109.0%    424,315,502

OTHER ASSETS AND LIABILITIES (NET) ..................  (9.0)    (34,965,112)
                                                      -----    ------------
NET ASSETS .......................................... 100.0%   $389,350,390
                                                      =====    ============

--------------
 *  Aggregate cost for federal tax purposes.
** A portion or all of this security is pledged as collateral for dollar roll transactions.

-----------------------------------------------------------------------
                           GLOSSARY OF TERMS
  GOLD               --  Payments are on an accelerated 45-day
                         payment cycle instead of 75-day cycle
  MTN                --  Medium Term Note
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                          CALIFORNIA MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- 98.6%

    CALIFORNIA -- 97.8%
             Alameda, Improvement Board Act of 1915, Marina
               Village Assessment District,
               Series 89-1:
$ 3,075,000    7.650% due 09/02/2013 ........................  $  3,169,433
  3,310,000    7.650% due 09/02/2014 ........................     3,411,650
  5,360,000  Alhambra Improvement Board Act of 1915,
               Assessment District No. 1, Public Works, (MBIA
               Insured),
               6.125% due 09/02/2018 ........................     5,654,800
  4,000,000  Anaheim, Public Financing Authority Revenue,
               Residual Interest Bond,
               (MBIA Insured),
               6.450% due 12/28/2018 ........................     4,430,000
  1,000,000  Arcadia, Hospital Revenue Authority, (Methodist
               Hospital),
               6.500% due 11/15/2012 ........................     1,037,500
  2,000,000  Barstow Redevelopment Agency, Central
               Redevelopment Project, Tax Allocation, Series
               A, (MBIA Insured),
               7.000% due 09/01/2014 ........................     2,420,000
  1,000,000  Brea & Olinda, Unified School District, (High
               School Refinancing Project), COP, Series A,
               (CPGAR Insured),
               6.000% due 08/01/2009 ........................     1,056,250
  1,535,000  Brisbane, Capital Improvement, COP,
               6.000% due 04/01/2018 ........................     1,490,869
             California Educational Facilities Authority
               Revenue:
  4,885,000    (College of Osteopathic Medicine),
               7.500% due 06/01/2018 ........................     5,849,787
               (University LaVerne):
    705,000    5.700% due 04/01/2001 ........................       718,219
  2,000,000    6.300% due 04/01/2009 ........................     2,055,000
             California Health Facilities Authority Revenue:
  2,140,000    (Aids Healthcare Foundation), Series C,
               6.250% due 09/01/2015 ........................     2,209,550
  1,000,000    (Kaiser Permanent), Series A,
               7.000% due 12/01/2010 ........................     1,103,750
  4,000,000    (R.F. Kennedy Medical Center),
               (State Insured),
               7.750% due 03/01/2014 ........................     4,295,000
             California Housing Finance Agency, Home
               Ownership & Improvement Revenue, AMT:
  1,985,000    Series 1988G,
               8.150% due 08/01/2019 ........................     2,069,363
  3,185,000    Series 1989D,
               7.500% due 08/01/2020 ........................     3,356,194
  5,010,000    Series C,
               6.650% due 08/01/2014 ........................     5,348,175
    665,000    Series D, (MBIA Insured),
               6.300% due 08/01/2014 ........................       694,925
  2,630,000    Series F, (MBIA Insured),
               6.800% due 08/01/2014 ........................     2,863,413
  4,620,000    Series F-2,
               7.250% due 08/01/2016 ........................     5,041,575
             California PCR, Pollution Control Financing
               Authority:
  1,000,000    (Keller Canyon Landfill Company Project),
               6.875% due 11/01/2027 ........................     1,075,000
               (Pacific Gas and Electric), Series B, AMT:
  5,000,000    8.875% due 01/01/2010 ........................     5,543,750
  3,000,000    5.850% due 12/01/2023 ........................     3,052,500
  9,000,000    (San Diego Gas and Electric), Series A, (AMBAC
               Insured),
               5.850% due 06/01/2021 ........................     9,146,250
 13,250,000    Series B, (AMBAC Insured),
               6.400% due 12/01/2024 ........................    14,293,438
               (Southern California Edison):
  5,000,000    Series B, (FGIC Insured),
               6.400% due 12/01/2024 ........................     5,393,750
  4,000,000    Series C, (AMBAC Insured),
               6.000% due 07/01/2027+  ....................       4,140,000
  6,565,000    (Tracy Material Recovery Project),
               Series A,
               6.600% due 08/01/2014 ........................     6,745,538
  5,000,000    (Waste Management), Series A, AMT,
               7.150% due 02/01/2011 ........................     5,556,250
  3,100,000    (Waste Removal Systems), Series A,
               7.100% due 11/01/2009 ........................     3,328,625
  2,250,000  California Residential Efficiency Financing
               Authority, (First Resource Efficiency), (AMBAC
               Insured),
               6.000% due 07/01/2017 ........................     2,370,938
  1,425,000  California Rural Home Mortgage Finance
               Authority, SFMR, Mortgage-Backed Securities
               Project, Series A-2,
               7.950% due 12/01/2024 ........................     1,583,531
  9,750,000  California State, GO, (MBIA Insured),
               6.000% due 10/01/2014 ........................    10,237,500
             California Statewide, Community Development
               Authority, COP:
  3,000,000    (Cedars-Sinai Medical Center),
               6.500% due 08/01/2012 ........................     3,423,750
  2,500,000    (Children's Campus),
               6.500% due 09/01/2022 ........................     2,615,625
             Capistrano Unified School District, Community
               Facilities District, Supplemental Tax, (Aliso
               Viejo):
  5,500,000    #87-1,
               8.375% due 10/01/2020 ........................     5,891,875
  2,500,000    #88-1,
               7.600% due 09/01/2014 ........................     2,575,000
  5,865,000  Carson, Improvement Board Act of 1915, GO,
               7.375% due 09/02/2022 ........................     6,231,562
             Centralia, School District, COP:
    775,000    Zero coupon due 06/01/2008 ...................       382,656
    835,000    Zero coupon due 06/01/2009 ...................       384,100
    890,000    Zero coupon due 06/01/2010 ...................       379,362
    940,000    Zero coupon due 06/01/2011 ...................       373,650
  1,010,000    Zero coupon due 06/01/2012 ...................       373,700
  1,075,000    Zero coupon due 06/01/2013 ...................       370,875

                       See Notes to Financial Statements.

                          CALIFORNIA MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    CALIFORNIA -- (CONTINUED)
$ 4,675,000  Chula Vista, IDR, (San Diego Gas and Electric),
               Series A, AMT,
               (AMBAC Insured),
               6.400% due 12/01/2027 ........................  $  5,025,625
  3,000,000  Chula Vista, Redevelopment Agency, Tax
               Allocation Revenue,
               8.625% due 09/01/2024 ........................     3,573,750
  2,750,000  Contra Costa County, COP, (Merrithew Memorial
               Hospital),
               6.625% due 11/01/2022 ........................     2,915,000
             Contra Costa County, Finance Authority, Tax
               Allocation Revenue, Series A:
  1,595,000    7.000% due 08/01/2009 ........................     1,698,675
  1,000,000    7.100% due 08/01/2022 ........................     1,058,750
  7,749,000  Contra Costa County, MFHR, (Crescent Park
               Apartments Project), Series B,
               7.800% due 05/20/2034 ........................     8,688,566
  3,310,000  Delano, COP, Series A,
               9.250% due 01/01/2022 ........................     3,690,650
  1,990,000  El Cajon, COP, (Helix View Nursing Hospital),
               Limited Obligation, Series 1990, AMT, (FHA
               Insured),
               7.750% due 02/01/2029 ........................     2,071,411
  5,025,000  Fairfield Housing Authority Revenue, Mortgage
               Revenue, (Creekside Estates Project),
               7.875% due 02/01/2015 ........................     5,219,719
             Foothill Eastern Transportation Corridor Agency,
               Series A:
  5,000,000    Zero coupon due 01/01/2008 ...................     2,925,000
 10,000,000    Zero coupon due 01/01/2019 ...................     2,375,000
 10,000,000    Zero coupon due 01/01/2025 ...................     1,625,000
 10,000,000    Zero coupon due 01/01/2027 ...................     1,437,500
 10,000,000    Zero coupon due 01/01/2028 ...................     1,350,000
  1,400,000  Fresno, Joint Powers Financing Authority, Local
               Agency Revenue, Series A, (MBIA Insured),
               6.550% due 09/02/2012 ........................     1,417,500
             Gilroy, Unified School District, COP, (Measure J
               Capital Projects), (FSA Insured):
  1,135,000    6.000% due 09/01/2007 ........................     1,239,988
  2,000,000    6.250% due 09/01/2012 ........................     2,157,500
  1,250,000  Kings County, Waste Management Authority, Solid
               Waste Revenue,
               7.200% due 10/01/2014 ........................     1,376,562
 12,690,000  Long Beach, Harbor Revenue, Series 1989A, AMT,
               (MBIA Insured),
               7.250% due 05/15/2019 ........................    13,816,237
             Los Angeles, Community Redevelopment Agency,
               AMT:
  1,425,000    5.850% due 12/01/2026 ........................     1,414,312
  3,735,000    COP,
               7.550% due 10/01/2008 ........................     4,038,469
  3,490,000    Series C, (AMBAC Insured),
               6.750% due 07/01/2014 ........................     3,751,750
  3,000,000  Los Angeles County, MFHR,
               7.400% due 01/20/2022 ........................     3,123,900
             Los Angeles County, Residual Interest Bond:
  4,200,000    6.320% due 11/01/2011+  ....................       4,504,500
  1,000,000    8.316% due 05/01/2015+  ....................       1,035,000
  3,740,000    (Edmund D. Edelman Children's Center), COP,
               (AMBAC Insured),
               6.000% due 04/01/2012 ........................     3,922,325
 11,110,000    (Pension Obligation), COP, (MBIA Insured),
               Non-income producing until 06/30/1998,
               Zero coupon due 06/30/2008 ...................    12,498,750
  1,605,000  Los Angeles County, Single Family Housing
               Revenue, Series B,
               7.600% due 08/01/2016 ........................     1,729,388
    660,000  Los Angeles Home Mortgage Revenue, GNMA
               collateralized,
               8.100% due 05/01/2017 ........................       721,875
             Los Angeles, Los Angeles Convention and
               Exposition Center, (AMBAC Insured), Series
               1990:
  5,000,000    Zero coupon due 08/15/2002 ...................     3,687,500
  5,000,000    Zero coupon due 08/15/2003 ...................     3,493,750
    590,000  Los Angeles, SFMR, Program 1990, Issue A, GNMA
               collateralized, AMT,
               7.550% due 12/01/2023 ........................       622,450
    800,000  Mojave Water Agency Improvement District,
               6.600% due 09/01/2013 ........................       854,000
  1,000,000  Montebello, Unified School District Revenue,
               6.300% due 06/01/2011 ........................     1,003,750
  7,000,000  National City Community Development Revenue,
               Series A, (AMBAC Insured),
               6.250% due 08/01/2012 ........................     7,490,000
             New Haven, Unified School District, Capital
               Appreciation, Series D:
  5,720,000    Zero coupon due 08/01/2018 ...................     1,558,700
  5,920,000    Zero coupon due 08/01/2019 ...................     1,524,400
  1,000,000  Newport Beach, Special Tax Improvement, District
               No. 95-1, Series A,
               6.750% due 09/01/2020 ........................     1,001,250
  3,500,000  Novato, Special Tax Revenue, (Community
               Facilities District),
               7.200% due 08/01/2015 ........................     3,613,750
             Orange County, Airport Revenue, AMT:
  1,400,000    (John Wayne International Airport),
               6.625% due 07/01/2017 ........................     1,410,500
    600,000    Pre-refunded,
               6.625% due 07/01/2017 ........................       622,500
  5,000,000  Orange County, Series A, (MBIA Insured),
               6.000% due 06/01/2010 ........................     5,262,500
  4,500,000  Palm Desert, Financing Authority, Tax Allocation
               Revenue, (MBIA Insured), (Inverse Floater),
               8.330% due 04/01/2022+  ....................       5,068,125

                       See Notes to Financial Statements.

                          CALIFORNIA MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    CALIFORNIA -- (CONTINUED)
$ 1,150,000  Palm Springs, Financing Authority, (Convention
               Center Project), Series A, (MBIA Insured),
               6.750% due 11/01/2021 ........................  $  1,266,438
  3,000,000  Pasadena, Special Tax No. 1,
               7.200% due 12/01/2012 ........................     3,150,000
    980,000  Pleasanton, Joint Powers Finance Authority
               Revenue,
               6.200% due 09/02/2017 ........................     1,000,825
             Port Oakland:
 12,500,000    Port Revenue, Series 1989A, AMT, (MBIA/BIGI
               Insured),
               7.600% due 11/01/2016 ........................    13,328,125
               Special Facilities Revenue, Series A:
  3,030,000    6.750% due 01/01/2012 ........................     3,264,825
  2,300,000    6.800% due 01/01/2019 ........................     2,466,750
  3,000,000  Rancho, Water District Financing Authority,
               Residual Interest Bond, (AMBAC Insured),
               8.199% due 08/17/2021+  ....................       3,742,500
  2,750,000  Redding, Electrical Systems Revenue, Residual
               Interest Bond, (MBIA Insured),
               8.295% due 07/01/2022+  ....................       3,585,312
  1,500,000  Riverside, School District, Special Project,
               7.250% due 09/01/2018 ........................     1,548,750
     85,000  Sacramento, City Financing Authority, Revenue
               Bonds,
               6.700% due 11/01/2011 ........................        91,481
  6,500,000  Sacramento County, Airport System Revenue,
               Series 1989, AMT, (AMBAC Insured),
               7.000% due 07/01/2020 ........................     7,117,500
 10,000,000  San Bernardino County, Residual Interest Bond,
               COP, (MBIA Insured),
               5.510% due 07/01/2016+  ....................      10,087,500
  4,000,000  San Diego County, Residual Interest Bond, COP,
               Series B, (MBIA Insured),
               8.270% due 04/08/2021+  ....................       4,635,000
  5,000,000  San Diego, IDR, (San Diego Gas and Electric
               Company), Series B, AMT, (AMBAC Insured),
               7.375% due 12/01/2021 ........................     5,239,700
             San Francisco, City and County Apartments:
  1,000,000    6.250% due 05/01/2020 ........................     1,063,750
  2,000,000    6.300% due 05/01/2025 ........................     2,127,500
             San Francisco, City and County, Multi-family
               Mortgage Revenue, Series A:
  1,000,000    6.350% due 02/15/2012 ........................     1,038,750
  1,250,000    6.450% due 02/15/2024 ........................     1,290,625
             San Francisco, City and County Redevelopment
               Agency, Lease Revenue, Capital Appreciation,
               (George R. Moscone Project):
  3,500,000    Zero coupon due 07/01/2007 ...................     1,863,750
  4,500,000    Zero coupon due 07/01/2010 ...................     1,974,375
  3,750,000    Zero coupon due 07/01/2011 ...................     1,542,188
  4,250,000    Zero coupon due 07/01/2013 ...................     1,519,375
    285,000  San Francisco, City and County, SFMR, GNMA and
               FNMA Mortgage-Backed Securities Program,
               7.450% due 01/01/2024 ........................       302,100
    575,000  San Jose, Airport Revenue Authority, (San Jose
               Airport), AMT, (AMBAC Insured),
               7.500% due 03/01/1998 ........................       622,438
  2,825,000  San Jose, Financing Authority Revenue, Series C,
               7.000% due 09/02/2015 ........................     2,883,930
  3,000,000  Santa Clarita, Community Development Authority,
               7.500% due 11/15/2012 ........................     3,228,750
  4,765,000  Santa Rosa, Mortgage Revenue, (Channate Lodge),
               (FHA Insured),
               6.700% due 12/01/2024 ........................     5,056,856
     10,000  Sonoma County, Home Mortgage Revenue, SFMR,
               9.125% due 06/01/2015 ........................        10,662
             South Orange County, Public Financing Authority,
               Special Tax Revenue, Senior Lien, Series A,
               (MBIA Insured):
  5,000,000    7.000% due 09/01/2008 ........................     5,868,750
  5,000,000    6.200% due 09/01/2013 ........................     5,306,250
  1,200,000  South Tahoe, Joint Powers Financing Authority,
               Series B,
               6.000% due 10/01/2010 ........................     1,200,000
             Southern California, Housing Finance Agency,
               SFMR, GNMA and FNMA Mortgage-Backed Securities
               Program:
  1,095,000    Series 1988A, GNMA collateralized, AMT,
               8.125% due 02/01/2021 ........................     1,208,606
  1,545,000    Series A,
               7.350% due 09/01/2024 ........................     1,631,906
    210,000    Series B,
               6.900% due 10/01/2024 ........................       224,437
             Stockton, Community Facilities Supplemental Tax
               #90-2, SFMR, GNMA Mortgage-Backed Securities
               Program:
     55,000    (Brookside Estates), Supplemental Tax #90,
               Series 2, AMT,
               7.450% due 08/01/2010 ........................        60,087
  4,000,000    Series A,
               7.750% due 08/01/2015 ........................     4,210,000
  4,000,000  Tracy, Community Facilities District,
               Supplemental Tax #89-1, (Industrial Specific
               Plan Northeast Avenues),
               7.500% due 08/01/2020 ........................     4,195,000
             University of California:
      5,000    Facility Mortgage Review, Series 1985,
               9.200% due 01/01/2018 ........................         5,146
  5,000,000    Multiple Purpose Review Projects,
               (MBIA Insured),
               6.300% due 09/01/2014 ........................     5,368,750
                                                               ------------
                                                                405,689,242
                                                               ------------

                       See Notes to Financial Statements.

                          CALIFORNIA MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    PUERTO RICO -- 0.8%
$ 2,000,000  Puerto Rico (Commonwealth of), Electric Power
               Authority, Series S,
               7.000% due 07/01/2007 ........................  $  2,347,500
  1,000,000  Puerto Rico (Commonwealth of), GO,
               5.400% due 07/01/2007 ........................     1,045,000
                                                               ------------
                                                                  3,392,500
                                                               ------------
             Total Municipal Bonds and Notes
               (Cost $378,072,522) ..........................   409,081,742
                                                               ------------

SHORT-TERM MUNICIPAL BOND -- 0.0%#
  (Cost $80,000)

     80,000  California Health Facilities Authority Revenue,
               (St. Joseph's Hospital), Series A,
               5.900% due 07/01/2013+  ......................        80,000
                                                               ------------
TOTAL INVESTMENTS (COST $378,152,522*) ...............  98.6%   409,161,742

OTHER ASSETS AND LIABILITES (NET) ....................   1.4      5,935,283
                                                       -----    -----------
NET ASSETS ........................................... 100.0%  $415,097,025
                                                       =====   ============

--------------
 *  Aggregate cost for federal tax purposes.
 + Variable rate daily demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
 #  Amount represents less than 0.1% of net assets.

-----------------------------------------------------------------------
                           GLOSSARY OF TERMS
  AMBAC              --  American Municipal Bond Assurance
                         Corporation
  AMT                --  Alternative Minimum Tax
  BIGI               --  Bond Investors Guarantee Insurance
  COP                --  Certificates of Participation
  CPGAR              --  Capital Guaranty
  FGIC               --  Federal Guaranty Insurance Corporation
  FHA                --  Federal Housing Authority
  FNMA               --  Federal National Mortgage Association
  FSA                --  Financial Security Assurance
  GNMA               --  Government National Mortgage Association
  GO                 --  General Obligation Bonds
  IDR                --  Industrial Development Revenue
  MBIA               --  Municipal Bond Investors Assurance
  MFHR               --  Multi-family Housing Revenue
  PCR                --  Pollution Control Revenue
  SFMR               --  Single Family Mortgage Revenue
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                        FLORIDA INSURED MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNCIPAL BONDS AND NOTES -- 102.6%

    FLORIDA -- 102.6%
 $2,270,000  Broward County, Educational Facilities Authority
               Revenue, (CONNIE LEE Insured),
               6.000% due 04/01/2008 ........................   $ 2,434,575
  1,000,000  Collier County, Industrial Development Authority
               Revenue, Southern States Utilities,
               6.500% due 10/01/2025 ........................       980,000
  1,940,000  Dade County, Aviation Revenue, Series B, (MBIA
               Insured),
               6.600% due 10/01/2022 ........................     2,107,325
  1,690,000  Dade County, School Board, COP, Series A, (MBIA
               Insured),
               5.750% due 05/01/2008 ........................     1,797,738
  1,100,000  Dade County, Seaport Revenue,
               (MBIA Insured),
               5.750% due 10/01/2015 ........................     1,145,375
  2,000,000  Escambia County, Health Facilities Revenue,
               Baptist Hospital, Series B,
               6.000% due 10/01/2014 ........................     1,987,500
  1,000,000  Escambia County, PCR,
               6.900% due 08/01/2022 ........................     1,072,500
             Florida Housing Finance Agency:
    480,000    Landings Boot Ranch, Series K,
               (AMBAC Insured),
               5.875% due 11/01/2015 ........................       486,000
    715,000    Single Family Mortgage, Series A,
               6.650% due 01/01/2024 ........................       764,156
             Florida State Turnpike Authority, Turnpike
               Revenue, Department of Transportation, Series
               A, (FGIC Insured):
  1,000,000    5.000% due 07/01/2014 ........................       972,500
  1,000,000    5.000% due 07/01/2016 ........................       971,250
  1,445,000  Hillsborough County, Capital Improvement
               Revenue, Criminal Justice Facilities, (FGIC
               Insured),
               5.250% due 08/01/2016 ........................     1,430,550
             Hillsborough County, Industrial Development
               Authority Revenue,
               (MBIA Insured):
  1,000,000    Allegheny Health Systems,
               6.000% due 12/01/2006 ........................     1,075,000
  1,250,000    University Community Hospital,
               6.500% due 08/15/2019 ........................     1,439,062
  1,500,000  Hillsborough County, PCR, (Tampa Electric
               Company Project), (MBIA Insured),
               6.250% due 12/01/2034 ........................     1,627,500
  2,000,000  Hillsborough County, School Board, COP, (FGIC
               Insured),
               6.000% due 07/01/2012 ........................     2,120,000
  1,000,000  Jacksonville, Health Facilities Revenue, Baptist
               Medical Center, Series A,
               (MBIA Insured),
               7.300% due 06/01/2019 ........................     1,101,250
  1,530,000  Jacksonville, Port Authority, Airport Revenue,
               (AMBAC Insured),
               5.250% due 10/01/2017 ........................     1,486,013
  1,500,000  Jacksonville, Water & Sewer Revenue, (United
               Water Project),
               (AMBAC Insured),
               6.350% due 08/01/2025 ........................     1,616,250
  1,350,000  Kissimmee, Utility Authority, Electric Revenue,
               (FGIC Insured),
               5.250% due 10/01/2018 ........................     1,334,812
    500,000  Lee County, Optional Gas Tax,
               (FGIC Insured),
               5.750% due 10/01/2020 ........................       517,500
  2,000,000  Melbourne, Airport Revenue,
               (MBIA Insured),
               6.250% due 10/01/2018 ........................     2,135,000
  1,000,000  Orange County, Housing Finance Authority, Multi-
               family Revenue,
               (Hands Inc. Project), Series A,
               8.000% due 10/01/2025 ........................     1,022,500
  1,000,000  Orange County, Tourist Development Tax Revenue,
               Series B, (MBIA Insured),
               5.750% due 10/01/2019  .......................     1,028,750
  1,000,000  Orlando & Orange County, Expressway Project,
               (FSA Insured),
               5.950% due 07/01/2023 ........................     1,032,500
  2,000,000  Polk County, School Board, COP,
               (FSA Insured),
               5.125% due 01/01/2016 ........................     1,937,500
  1,050,000  Seminole County, School Board, COP,
               Series A, (MBIA Insured),
               6.125% due 07/01/2014 ........................     1,118,250
  1,000,000  South Miami, Health Facilities Authority,
               Hospital Revenue, Baptist Health Systems
               Obligation Group, (MBIA Insured),
               5.375% due 10/01/2011 ........................     1,003,750
  1,250,000  Village Center Community Development, Flautil
               Revenue, (FGIC Insured),
               6.000% due 11/01/2018 ........................     1,381,250
                                                               ------------
TOTAL INVESTMENTS (COST $36,879,104*)................ 102.6%     39,126,356

OTHER ASSETS AND LIABILITIES (NET) ..................  (2.6)       (979,343)
                                                      -----     -----------
NET ASSETS .......................................... 100.0%    $38,147,013
                                                      =====     ===========

--------------
 *  Aggregate cost for federal tax purposes.

-----------------------------------------------------------------------
                           GLOSSARY OF TERMS
  AMBAC              --  American Municipal Bond Assurance
                         Corporation
  CONNIE LEE         --  College Construction Loan Association
  COP                --  Certificates of Participation
  FGIC               --  Federal Guaranty Insurance Corporation
  FSA                --  Financial Security Assurance
  MBIA               --  Municipal Bond Investors Assurance
  PCR                --  Pollution Control Revenue

-----------------------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- 97.6%

    CALIFORNIA -- 95.2%
$   380,000  Adelanto, School District, Series B,
               (FGIC Insured),
               Zero coupon due 09/01/2002 ...................  $    283,100
    595,000  Alta Loma, Unified School District,
               (AMBAC Insured),
               7.250% due 06/01/2002 ........................       691,688
    200,000  Alum Rock, Unified School District,
               Series B, (FGIC Insured),
               Zero coupon due 09/01/2002 ...................       149,000
    625,000  Berkeley, Unified School District, Series C,
               (AMBAC Insured),
               5.875% due 08/01/2006 ........................       683,594
    985,000  Brea & Olinda, School District, (High School
               Refinancing Program), Series A,
               (CGIC Insured),
               6.000% due 08/01/2009 ........................     1,040,406
             California Education Facilities Authority
               Revenue:
    745,000    5.800% due 04/01/2002 ........................       763,625
               5.900% due 04/01/2003 ........................       812,713
             California Housing Finance Agency Revenue:
    445,000    Series E, (MBIA Insured),
               6.050% due 08/01/2006 ........................       487,831
  2,355,000    Home Mortgage, Series B1, AMT,
               (AMBAC Insured),
               6.200% due 02/01/2007 ........................     2,566,950
             California State, GO:
               (AMBAC Insured):
  1,000,000    6.200% due 09/01/2002 ........................     1,101,250
  1,490,000    7.250% due 08/01/2003 ........................     1,743,300
               (FGIC Insured):
    200,000    7.100% due 05/01/2005 ........................       236,500
  1,000,000    6.200% due 09/01/2005 ........................     1,113,750
             California State, Public Works Board, (Various
               California University Projects), Series A:
  1,000,000    5.900% due 10/01/2004 ........................     1,070,000
  1,500,000    (AMBAC Insured),
               5.900% due 12/01/2003 ........................     1,631,250
             California State University Revenue:
  1,495,000    Series AJ, AL, AM, AN, AP, AQ, AR, (AMBAC
               Insured),
               6.750% due 11/01/2007 ........................     1,651,975
    200,000    Housing System, (FGIC Insured),
               7.625% due 11/01/2003 ........................       239,750
             California Statewide Communities Development
               Authority:
  1,600,000    (Children's Hospital), (AMBAC Insured),
               6.000% due 06/01/2007 ........................     1,742,000
  1,000,000    MFHR, Series E,
               5.500% due 12/01/2005 ........................     1,022,500
               (Samaritan Health Systems):
    690,000    5.600% due 05/01/2003 ........................       725,362
    730,000    5.700% due 05/01/2004 ........................       771,063
  1,255,000    (St. Joseph Health Systems),
               (AMBAC Insured),
               5.875% due 07/01/2005 ........................     1,355,400
    350,000  Campbell, Housing Facility Revenue,
               (San Tomas Gardens Project), Series A,
               (GNMA Insured),
               5.750% due 10/20/2004 ........................       364,000
  1,000,000  Castaic Lake, Water Agency, COP, (Water Systems
               Improvement Project), Series A, (MBIA
               Insured),
               5.600% due 08/01/2005 ........................     1,071,250
  1,000,000  Desert Hospital District, COP,
               (CPGAR Insured),
               6.350% due 07/01/2004 ........................     1,105,000
  1,000,000  Foothill Eastern Transportation Corridor Agency,
               Toll Road Revenue, Capital Appreciation, Sr.
               Lien, Series A,
               Zero coupon due 01/01/2004 ...................       623,750
             Gilroy, Unified School District, COP,
               (FSA Insured):
  1,390,000    5.600% due 09/01/2003 ........................     1,485,562
  1,400,000    5.625% due 09/01/2004 ........................     1,499,750
             Los Angeles, Community Redevelopment Agency,
               MFHR, (AMBAC Insured):
  1,105,000    5.650% due 07/01/2000 ........................     1,150,581
  1,190,000    6.000% due 07/01/2004 ........................     1,270,325
             Los Angeles, Department of Water and Power,
               Electric Revenue Bond, (MBIA Insured):
  1,500,000    8.500% due 01/15/2002 ........................     1,816,875
  1,000,000    5.400% due 09/01/2006 ........................     1,043,750
  1,000,000  Los Angeles, GO, Series A,
               5.700% due 09/01/2008 ........................     1,042,500
  1,500,000  Los Angeles, Unified School District,
               Series B, (AMBAC Insured),
               6.000% due 12/01/2001 ........................     1,638,750
    775,000  Los Angeles, Wastewater Revenue Bond,
               (MBIA Insured),
               8.500% due 06/01/2002 ........................       947,437
  2,500,000  Los Angeles County, Capital Asset Leasing
               Corporation Leasehold Revenue,
               (AMBAC Insured),
               6.000% due 12/01/2006 ........................     2,759,375
    694,000  Modesto, Mortgage Revenue Bond,
               (GNMA Insured),
               5.875% due 12/01/2004 ........................       721,760
             Oakland, Improvement Bond Act of 1915, Medical
               Hill Parking Assessment District #3, (MBIA
               Insured):
    150,000    5.500% due 09/02/1999 ........................       154,782
    250,000    6.000% due 09/02/2004 ........................       258,000
    500,000  Orange County, Local Transit Authority, Sales
               Tax Revenue Bond, (FGIC Insured),
               5.600% due 02/15/2003 ........................       525,000
  1,000,000  Orange County, Recovery Project, Series A, (MBIA
               Insured),
               6.000% due 06/01/2008 ........................     1,056,250
             Oxnard, Harbor District Revenue,
               (CGIC Insured):
  1,075,000    7.000% due 08/01/2001 ........................     1,218,781
  1,155,000    7.000% due 08/01/2002 ........................     1,326,806
  1,240,000    7.000% due 08/01/2003 ........................     1,439,950

                       See Notes to Financial Statements.

                CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    CALIFORNIA (CONTINUED)
             Paramount, Redevelopment Tax Agency,
               (MBIA Insured):
 $1,820,000    6.100% due 08/01/2006 ........................   $ 2,004,275
  1,925,000    6.100% due 08/01/2007 ........................     2,100,656
    560,000  Pioneers Memorial Hospital District, GO,
               7.000% due 10/01/2005 ........................       669,200
  1,300,000  Sacramento, Municipal Utility District, Electric
               Revenue, (AMBAC Insured),
               5.500% due 05/15/2007 ........................     1,350,375
  1,000,000  San Diego County, Water Authority, COP, Series
               A,
               6.000% due 05/01/2001 ........................     1,076,250
  1,000,000  San Diego, Unified School District, COP,
               (Capital Projects), Series B,
               6.000% due 07/01/2003 ........................     1,076,250
    100,000  San Francisco, Airports Commission, San
               Francisco International Airport, Second
               Series, (MBIA Insured),
               6.350% due 05/01/2004 ........................       111,500
             San Francisco, City and County, GO,
               (FGIC Insured):
  1,000,000    (Public Safety Improvement Project),
               Series F,
               6.500% due 06/15/2006 ........................     1,097,500
  1,415,000    Series E,
               6.500% due 06/15/2008 ........................     1,535,275
  1,360,000  San Jose, Redevelopment Agency, (Merged Area
               Redevelopment Project), Tax Allocation Bond,
               (MBIA Insured),
               6.000% due 08/01/2006 ........................     1,490,900
  1,350,000  Solano County, (Solano Park Hospital Project),
               COP, (FSA Insured),
               6.500% due 08/01/2006 ........................     1,527,188
  1,500,000  South Orange County, Public Financing Authority,
               Special Tax Revenue, Sr. Lien, Series A, (MBIA
               Insured),
               5.400% due 09/01/2003 ........................     1,575,000
             University of California:
  1,070,000    (CONNIE LEE Insured), Series A,
               5.500% due 09/01/2006 ........................     1,095,413
               (MBIA Insured):
  1,250,000    Housing Systems, Series A,
               5.300% due 11/01/2005 ........................     1,301,563
  1,000,000    Multiple Purpose Review Projects,
               10.000% due 09/01/2001 .......................     1,276,250
  1,000,000    UCLA Medical Center,
               8.000% due 12/01/2000 ........................     1,163,750
  1,040,000  Victor Valley, Joint Union High School District,
               (MBIA Insured),
               5.600% due 09/01/2004 ........................     1,119,300
                                                               ------------
                                                                 67,973,886
                                                               ------------

    GUAM -- 1.4%
  1,000,000  Government of Guam, Series A,
               5.900% due 09/01/2005 ........................     1,001,250
                                                               ------------

    PUERTO RICO -- 1.0%
    700,000  Puerto Rico (Commonwealth of), GO,
               5.400% due 07/01/2007 ........................       731,500
                                                               ------------
             Total Municipal Bonds and Notes
               (Cost $65,387,136) ...........................    69,706,636
                                                               ------------

SHORT-TERM MUNICIPAL BOND -- 0.7%
  (Cost $500,000)

    500,000  California Pollution Control Financing
               Authority, PCR, Southern California Edison
               Company, Series B,
               5.400% due 02/28/2008+  ....................         500,000
                                                               ------------
TOTAL INVESTMENTS (COST $65,887,136*) ................  98.3%    70,206,636

OTHER ASSETS AND LIABILITIES (NET) ...................   1.7      1,212,512
                                                       -----    -----------
NET ASSETS ........................................... 100.0%   $71,419,148
                                                       =====    ===========

--------------
 *  Aggregate cost for federal tax purposes.
+ Variable rate daily demand bonds are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.

-----------------------------------------------------------------------
                           GLOSSARY OF TERMS
  AMBAC              --  American Municipal Bond Assurance
                         Corporation
  AMT                --  Alternative Minimum Tax
  CGIC               --  Capital Guaranty Insurance Corporation
  CONNIE LEE         --  College Construction Loan Association
  COP                --  Certificates of Participation
  CPGAR              --  Capital Guaranty
  FGIC               --  Federal Guaranty Insurance Corporation
  FSA                --  Financial Security Assurance
  GNMA               --  Government National Mortgage Association
  GO                 --  General Obligation Bonds
  MBIA               --  Municipal Bond Investors Assurance
  MFHR               --  Multi-family Housing Revenue
  PCR                --  Pollution Control Revenue
-----------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
                           NATIONAL MUNICIPAL FUND
                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- 98.6%

    ALABAMA -- 2.0%
$ 4,000,000  Courtland, Industrial Development Board of Solid
               Waste, (Champion International Corporation
               Project), Disposal Revenue, AMT,
               7.750% due 01/01/2020 ........................  $  4,315,000
  1,000,000  Mobile, Industrial Development Board, Solid
               Waste Disposal Revenue,
               6.950% due 01/01/2020 ........................     1,067,500
                                                               ------------
                                                                  5,382,500
                                                               ------------
    ARIZONA -- 0.3%
    740,000  Tucson, Airport Authority Inc., Supplemental
               Facilities Revenue, AMT,
               8.700% due 09/01/2019 ........................       864,875
                                                               ------------
    CALIFORNIA -- 4.2%
             Foothill Eastern Transportation Corridor Agency,
               Series A:
 20,000,000    Zero coupon due 01/01/2025 ...................     3,250,000
 32,000,000    Zero coupon due 01/01/2028 ...................     4,320,000
  1,550,000  Los Angeles, Regional Airport Improvement,
               Series A, AMT,
               6.700% due 01/01/2022 ........................     1,606,187
  2,000,000  Southern California, Public Power Authority,
               Transmission Project Revenue, Sub-Series A,
               (MBIA Insured),
               5.000% due 07/01/2022 ........................     1,905,000
                                                               ------------
                                                                 11,081,187
                                                               ------------
    COLORADO -- 8.6%
             Arapahoe County, Highway Revenue:
  9,000,000    Zero coupon due 08/31/2015 ...................     2,340,000
 19,000,000    Zero coupon due 08/31/2026 ...................     2,113,750
             Denver, City and County Airport Revenue, AMT:
               Series A:
  2,000,000    8.875% due 11/15/2012 ........................     2,362,500
  1,140,000    8.500% due 11/15/2023 ........................     1,301,025
  2,000,000    8.000% due 11/15/2025 ........................     2,240,000
  1,920,000    Series C,
               6.600% due 11/15/2004 ........................     2,083,200
  4,500,000  Meridian Metropolitan District, GO,
               7.500% due 12/01/2011 ........................     4,798,125
  5,000,000  University of Colorado, Hospital Authority,
               Series A, (AMBAC Insured),
               6.250% due 11/15/2012 ........................     5,356,250
                                                               ------------
                                                                 22,594,850
                                                               ------------
    DISTRICT OF COLUMBIA -- 1.8%
  1,150,000  District of Columbia, COP,
               6.875% due 01/01/2003 ........................     1,175,875
  1,500,000  Metropolitan District, Washington D.C., Airport
               Authority, General Airport Revenue, Series A,
               AMT, (MBIA Insured), 6.625% due 10/01/2019 ...     1,612,500
  2,000,000  Metropolitan Transportation Authority,
               Series O,
               5.750% due 07/01/2007 ........................     2,085,000
                                                               ------------
                                                                  4,873,375
                                                               ------------
    FLORIDA -- 2.8%
$22,520,000  Dade County, Guaranteed Entitlement Revenue,
               Capital Appreciation, Series A, (MBIA
               Insured),
               Zero coupon due 02/01/2018 ...................  $  6,333,750
    240,000  Largo, Sun Coast Health Systems,
               5.750% due 03/01/2000 ........................       245,100
    610,000  Pinellas County, Health Facilities Authority,
               (Sun Coast Health Care Systems Project),
               Series A,
               8.500% due 03/01/2020 ........................       719,038
                                                               ------------
                                                                  7,297,888
                                                               ------------
    GEORGIA -- 4.0%
  1,000,000  Atlanta, Airport Facilities Revenue, AMT,
               7.250% due 01/01/2017 ........................     1,101,250
             Monroe, PCR, (Oglethorpe Power Company):
  5,000,000    6.700% due 01/01/2009 ........................     5,668,750
  3,410,000    6.750% due 01/01/2010 ........................     3,870,350
                                                               ------------
                                                                 10,640,350
                                                               ------------
    HAWAII -- 1.5%
  3,500,000  Hawaii Department of Budget and Finance,
               Residual Interest Bond, AMT,
               9.082% due 11/01/2021++ ....................       3,963,750
                                                               ------------
    IDAHO -- 0.9%
  2,000,000  Idaho Health Facilities Authority Revenue,
               (Inverse Floater),
               6.760% due 02/15/2021++ ....................       2,327,500
                                                               ------------
    ILLINOIS -- 15.8%
             Chicago, O'Hare Airport Supplemental Facilities:
  6,000,000    (MBIA Insured),
               6.750% due 01/01/2012 ........................     6,495,000
    700,000    Special Series A, AMT,
               7.875% due 11/01/2025 ........................       763,000
    805,000    Special Series B,
               8.950% due 05/01/2018 ........................       926,756
               United Airlines:
    615,000    8.400% due 05/01/2004 ........................       688,800
    150,000    8.500% due 05/01/2018 ........................       167,813
             Cook County, Community High School, Number 217,
               (AMBAC Insured):
  1,090,000    6.400% due 12/01/2003 ........................     1,199,000
  1,130,000    6.500% due 12/01/2004 ........................     1,243,000
  1,370,000    6.600% due 12/01/2005 ........................     1,505,288
             Cook County, School District, Number 026, (MBIA
               Insured):
  1,445,000    Zero coupon due 12/01/2003 ...................       986,213
  1,020,000    Zero coupon due 12/01/2004 ...................       660,450
  1,000,000  Decatur, Hospital Revenue, (Decatur Memorial
               Hospital), Series B,
               (MBIA Insured),
               6.850% due 10/01/2016 ........................     1,081,250

                       See Notes to Financial Statements.

                           NATIONAL MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    ILLINOIS -- (CONTINUED)
             Illinois Health Facilities Authority Revenue:
               Glenoak Medical Center, Series D:
$   210,000    Pre-refunded,
               9.500% due 11/15/2015 ........................  $    260,925
    280,000    Unrefunded,
               9.500% due 11/15/2015 ........................       328,650
  4,765,000    Hinsdale Hospital, Series B,
               9.000% due 11/15/2015 ........................     5,461,881
  2,000,000    Masonic Medical Center,
               5.500% due 10/01/2007 ........................     1,980,000
  5,000,000    Residual Interest Bond, (MBIA Insured),
               9.187% due 06/01/2015++ ....................       5,956,250
    300,000    Riverside Senior Living Center Project, 7.500%
               due 11/01/2020 ...............................       328,125
  5,000,000    Sarah Bush,
               7.250% due 05/15/2022 ........................     5,287,500
  1,230,000    Servantcor, Series A,
               8.000% due 08/15/2021 ........................     1,463,700
  3,000,000    St. Luke's Medical, Residual Interest Bond,
               (MBIA Insured),
               9.311% due 10/01/2024++ ....................       3,607,500
    365,000  Illinois Housing Development Authority, Series
               A, AMT,
               7.350% due 08/01/2010 ........................       390,550
  1,000,000  Illinois State, Toll Highway, GO, Series A,
               4.750% due 01/01/2002 ........................     1,013,750
                                                               ------------
                                                                 41,795,401
                                                               ------------
    INDIANA -- 0.8%
  2,000,000  Indianapolis, Public Improvement Board, Series
               D, (LOC INB National Bank),
               6.500% due 02/01/2022 ........................     2,040,000
                                                               ------------
    KENTUCKY -- 1.4%
  3,000,000  Jefferson County, Hospital Revenue, Residual
               Interest Bond, (MBIA Insured),
               8.394% due 10/01/2008++ ....................       3,592,500
                                                               ------------
    LOUISIANA -- 1.5%
    300,000  East Baton Rouge, Sewer Commission Revenue,
               9.125% due 09/01/2006 ........................       333,000
  1,500,000  Louisiana Public Facility Authority Revenue,
               Series B,
               Zero coupon due 12/01/2019 ...................       335,625
 10,000,000  Orleans Parish, School Board Revenue,
               (FGIC Insured),
               Zero coupon due 02/01/2015 ...................     3,387,500
                                                               ------------
                                                                  4,056,125
                                                               ------------
    MARYLAND -- 1.8%
  3,650,000  Northeast, Waste Disposal Authority Revenue,
               Series A,
               6.200% due 07/01/2010 ........................     3,768,625
  1,000,000  State of Maryland, Community Development
               Administration, Department of Housing, Single
               Family Project, AMT,
               7.450% due 04/01/2032 ........................     1,058,750
                                                               ------------
                                                                  4,827,375
                                                               ------------
    MASSACHUSETTS -- 3.0%
$   750,000  Commonwealth of Massachusetts, Consolidated
               Loan, Series A,
               7.625% due 06/01/2008 ........................  $    881,250
             Commonwealth of Massachusetts, Health and
               Educational Facilities Authority:
    500,000    Framingham Union Hospital, Series B, 8.500%
               due 07/01/2010 ...............................       593,125
  2,000,000    Metropolitan West Health Incorporated, Series
               C,
               6.400% due 11/15/2011 ........................     2,030,000
  3,000,000    Saint Memorial Medical Center, Series A,
               6.000% due 10/01/2023 ........................     2,441,250
    400,000  Commonwealth of Massachusetts, Health Finance
               Authority, Melrose-Wakefield Hospital, Series
               A,
               8.625% due 07/01/2018 ........................       417,564
             Massachusetts State, GO:
    125,000    Pre-refunded,
               7.500% due 12/01/2007 ........................       145,156
    125,000    Unrefunded,
               7.500% due 12/01/2007 ........................       145,156
  1,000,000  Plymouth County, COP, Series A,
               7.000% due 04/01/2022 ........................     1,102,500
                                                               ------------
                                                                  7,756,001
                                                               ------------
    MICHIGAN -- 1.8%
  1,000,000  Michigan Municipal Bond Authority, Revenue
               Reference, Series A,
               (FGIC Insured),
               4.750% due 12/01/2009 ........................       943,750
             Michigan State Hospital Finance Authority
               Revenue, Detroit Medical, Series A:
  1,500,000    7.500% due 08/15/2011 ........................     1,661,250
    850,000    5.875% due 07/01/2014 ........................       824,500
    500,000    5.875% due 07/01/2018 ........................       475,000
             Reed City, Public Schools Revenue,
               (AMBAC Insured):
    590,000    Zero coupon due 05/01/2013 ...................       229,363
    610,000    Zero coupon due 05/01/2014 ...................       222,650
    615,000    Zero coupon due 05/01/2015 ...................       210,637
    630,000    Zero coupon due 05/01/2016 ...................       205,537
                                                               ------------
                                                                  4,772,687
                                                               ------------
    MINNESOTA -- 0.8%
             Southern Minnesota Municipal Power Agency,
               (Capital Appreciation), Series A, (MBIA
               Insured):
  2,830,000    Zero coupon due 01/01/2024 ...................       633,213
  7,520,000    Zero coupon due 01/01/2027 ...................     1,391,200
                                                               ------------
                                                                  2,024,413
                                                               ------------

                       See Notes to Financial Statements.

                           NATIONAL MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    MISSISSIPPI -- 2.3%
$ 5,000,000  Lowndes County, Solid Waste Disposal, PCR,
               Residual Interest Bond, Floating Rate Note,
               6.760% due 04/01/2022++ ....................    $  5,812,500
    200,000  Warren County, Solid Waste Disposal Revenue,
               (International Paper Project), Series A, AMT,
               7.700% due 11/15/2009 ........................       219,250
                                                               ------------
                                                                  6,031,750
                                                               ------------
    MISSOURI -- 1.7%
  1,000,000  Missouri State, Health and Educational
               Facilities Authority Revenue,
               6.800% due 11/01/2016 ........................     1,146,250
  3,000,000  St. Louis, Parking Facilities Revenue,
               6.625% due 12/15/2021 ........................     3,213,750
                                                               ------------
                                                                  4,360,000
                                                               ------------
    MONTANA -- 0.4%
  1,000,000  Forsyth, PCR, Series B, AMT,
               (AMBAC Insured),
               7.250% due 08/01/2021 ........................     1,110,000
                                                               ------------
    NEBRASKA -- 0.3%
    700,000  Nebraska Investment Finance Authority, Single
               Family Housing, Residual Interest Bond, AMT,
               (GNMA Insured),
               9.099% due 09/15/2024++ ....................         762,125
                                                               ------------
    NEVADA -- 1.6%
  4,000,000  Clark County, IDR, Series A, AMT,
               (FGIC Insured),
               6.700% due 06/01/2022 ........................     4,285,000
                                                               ------------
    NEW HAMPSHIRE -- 0.4%
  1,000,000  New Hampshire State Higher Education & Health
               Facilities Authority Revenue,
               8.250% due 07/01/2013 ........................     1,093,750
                                                               ------------
    NEW JERSEY -- 1.2%
  3,000,000  Bergen County, Utilities Authority Revenue,
               (FGIC Insured),
               6.500% due 12/15/2012 ** .....................     3,273,750
                                                               ------------
    NEW YORK -- 14.4%
             City of New York, IDR, Industrial Development
               Agency, Supplemental Facilities, AMT:
  2,000,000    6.000% due 01/01/2015 ........................     2,030,000
    400,000    8.000% due 07/01/2020 ........................       437,000

  3,000,000  Housing of New York Corporation Revenue,
               5.000% due 11/01/2013 ........................     2,838,750

  1,000,000  New York, Finance Authority, Series B,
               (FSA Insured),
               7.000% due 06/01/2014** ......................     1,185,000

               New York, GO:
    995,000    Series A,
               8.000% due 08/15/2020 ........................     1,189,025

$ 5,200,000    Series C,
               6.500% due 08/01/2005 ........................  $  5,453,500
               Series F:
  1,845,000    Pre-refunded,
               8.250% due 11/15/2018 ........................     2,241,675
    160,000    Unrefunded,
               8.250% due 11/15/2018 ........................       188,400

  1,000,000  New York State Dormitory Authority Revenue, City
               University Systems, Series A,
               5.625% due 07/01/2016 ........................     1,007,500

             New York State Energy, Research & Development
               Authority:
  2,500,000    8.295% due 04/01/2020+  ......................     2,921,875
               AMT:
  2,200,000    6.000% due 04/01/2000 ........................     2,307,250
               Gas Facilities:
  5,225,000    7.125% due 12/01/2020 ........................     5,453,437
    500,000    (MBIA Insured),
               7.125% due 03/15/2022 ........................       525,000

    275,000  New York State Medical Care Facilities Finance
               Authority,
               7.750% due 08/15/2011 ........................       315,562

  2,000,000  New York State Multi-family Mortgage Revenue,
               AMT,
               6.625% due 08/15/2012 ........................     2,127,500

             State of New York, Urban Development Corporation
               Revenue:
  1,490,000    5.750% due 01/01/2007 ........................     1,506,763
  6,375,000    5.250% due 01/01/2008 ........................     6,231,562
                                                               ------------
                                                                 37,959,799
                                                               ------------
    OHIO -- 2.2%
    650,000  East Liverpool, Hospital Revenue, Series B,
               8.125% due 10/01/2011 ........................       703,625

  1,240,000  Lorain County, Hospital Revenue, Series B,
               7.200% due 12/15/2011 ........................     1,364,000

  2,500,000  Middleburg Heights, Hospital Revenue, Southwest
               General Health Center,
               (FSA Insured),
               5.700% due 08/15/2010 ........................     2,615,625

    900,000  Westerville, Minerva Place & Blendon Joint
               Township Hospital District,
               (AMBAC Insured),
               6.800% due 09/15/2006 ........................     1,005,750
                                                               ------------
                                                                  5,689,000
                                                               ------------
    OKLAHOMA -- 1.1%
  1,905,000  Oklahoma Housing and Finance Authority, Single
               Family Revenue, Series B, AMT, (GNMA Insured),
               7.997% due 08/01/2018 ........................     2,145,506

             Tulsa, Municipal Airport Revenue, American
               Airlines Project, AMT:
    500,000    7.375% due 12/01/2020 ........................       534,375
    200,000    7.600% due 12/01/2030 ........................       215,500
                                                               ------------
                                                                  2,895,381
                                                               ------------

                       See Notes to Financial Statements.

                           NATIONAL MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    PENNSYLVANIA -- 9.9%
             Allegheny County, Hospital Development Revenue:
$   700,000    5.100% due 04/01/2001 ........................  $    703,500
    735,000    5.300% due 04/01/2002 ........................       740,512
    625,000    5.400% due 04/01/2003 ........................       628,906
  3,000,000    5.875% due 04/01/2011 ........................     2,951,250
  1,960,000  Allentown, Area Hospital Authority Revenue,
               6.750% due 11/15/2014 ........................     1,979,600
             Beaver County, IDR, PCR, (Edison Project),
               Series A, (FGIC Insured):
  3,675,000    7.000% due 06/01/2021 ........................     4,024,125
    300,000    7.750% due 09/01/2024 ........................       324,000
  1,000,000  Harrisburg, Water Revenue Authority,
               (FGIC Insured),
               5.875% due 06/18/2015 ........................     1,036,250
    300,000  Lancaster County, Solid Waste Authority,
               Series A, AMT,
               8.375% due 12/15/2004 ........................       325,125
    600,000  Lehigh County, General Purpose Authority, Series
               A,
               8.100% due 07/15/2010 ........................       648,750
    500,000  McKean County, Hospital Authority Revenue,
               8.875% due 10/01/2020 ........................       604,375
  1,250,000  Montgomery County, Higher Education Revenue,
               6.875% due 11/15/2020 ........................     1,292,188
             Pennsylvania State Higher Education Revenue,
               Student Loan Revenue, Residual Interest Bond,
               AMT:
  3,000,000    (AMBAC Insured),
               9.318% due 09/03/2026++ ....................       3,315,000
  3,000,000    Series A,
               7.250% due 03/01/2011 ........................     3,198,750
  1,890,000    Series B,
               7.250% due 03/01/2005 ........................     2,036,475
  1,000,000  Philadelphia, Municipal Authority Revenue,
               Series B, (FGIC Insured),
               7.125% due 11/15/2018 ........................     1,157,500
  1,000,000  Philadelphia, Water and Sewer Revenue,
               7.500% due 08/01/2010 ........................     1,170,000
                                                               ------------
                                                                 26,136,306
                                                               ------------
    PUERTO RICO -- 0.9%
  2,000,000  Puerto Rico (Commonwealth of), Public
               Improvement Revenue,
               6.800% due 07/01/2021 ........................     2,302,500
                                                               ------------

    RHODE ISLAND -- 1.0%
$   200,000  Rhode Island Housing and Mortgage Finance
               Corporation, AMT,
               7.875% due 10/01/2022 ........................  $    210,500
  2,000,000  Rhode Island State Health and Education Revenue,
               Residual Interest Bond,
               (FGIC Insured),
               9.911% due 08/15/2021++ ....................       2,387,500
                                                               ------------
                                                                  2,598,000
                                                               ------------
    TEXAS -- 4.5%
     80,000  Bexar County, Housing Finance, GNMA Mortgage,
               AMT,
               8.100% due 03/01/2024 ........................        85,100
    550,000  Brazos, Higher Educational Facilities Authority,
               Series C-2, AMT,
               7.100% due 11/01/2004 ........................       600,875
  5,000,000  Dallas-Fort Worth International Airport,
               (Facility Improvement Corporate Revenue),
               (American Airlines, Inc.),
               7.500% due 11/01/2025 ........................     5,406,250
  4,000,000  Texas State, Department of Housing, Community
               Affairs, Residual Interest Bond, AMT, (GNMA
               Insured),
               9.156% due 07/02/2024++ ......................     4,535,000
    779,000  Texas State, Higher Education Coordinating
               Board, Student Loan, AMT,
               7.700% due 10/01/2025 ........................       816,976
    500,000  West Side Calhoun County, Revenue Bond, AMT,
               8.200% due 03/15/2021 ........................       567,500
                                                               ------------
                                                                 12,011,701
                                                               ------------
    VERMONT -- 0.1%
             Vermont Housing Finance Agency, Single Family,
               Series 1, AMT:
    140,000    6.800% due 05/01/2025 ........................       144,375
    220,000    8.150% due 05/01/2025 ........................       235,950
                                                               ------------
                                                                    380,325
                                                               ------------
    WASHINGTON -- 1.7%
  4,000,000  Tacoma, Electric System Revenue, Residual
               Interest Bond, Series C,
               (AMBAC Insured),
               8.696% due 01/01/2015++ ....................       4,600,000
                                                               ------------
    WEST VIRGINIA -- 1.4%
  2,500,000  Harrison County, GO, Series A, AMT,
               6.875% due 04/15/2022 ........................     2,725,000
    150,000  Kanawha County, IDR, Series A, AMT,
               8.000% due 08/01/2020 ........................       167,063
    750,000  South Charleston, IDR, Series A, AMT, (Union
               Carbide Project),
               8.000% due 08/01/2020 ........................       833,438
                                                               ------------
                                                                  3,725,501
                                                               ------------

                       See Notes to Financial Statements.

                           NATIONAL MUNICIPAL FUND

                        DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
---------                                                        --------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)

    WISCONSIN -- 0.5%
 $1,000,000  Madison, IDR, (Madison Gas & Electric Company),
               (Project A),
               6.750% due 04/01/2027 ........................  $  1,071,250
    250,000  Wisconsin State Health Facilities Authority
               Revenue,
               7.800% due 03/01/2014 ........................       260,624
                                                               ------------
                                                                  1,331,874
                                                               ------------
             Total Municipal Bonds and Notes
               (Cost $236,580,555) ..........................   260,437,539
                                                               ------------
SHORT-TERM MUNICIPAL BONDS -- 0.3%
    ARIZONA -- 0.2%
    500,000  Pinal County, Industrial Development Authority,
               PCR,
               5.950% due 12/01/2009+  ....................         500,000
                                                               ------------
    NEW YORK -- 0.1%
    200,000  New York, GO, Sub-Series A-4,
               5.950% due 08/01/2022+  ....................         200,000
                                                               ------------

    OHIO -- 0.0% #
    100,000  Hamilton County, Health Systems Revenue,
               Fransican Sisters Poor Health, Series A,
               5.950% due 03/01/2017+  ....................         100,000
                                                               ------------
             Total Short-Term Municipal Bonds
               (Cost $800,000) ..............................       800,000
                                                               ------------
TOTAL INVESTMENTS (COST $237,380,555*) ...............  98.9%   261,237,539
OTHER ASSETS AND LIABILITIES (NET) ...................   1.1      2,863,202
                                                       -----   ------------
NET ASSETS ........................................... 100.0%  $264,100,741
                                                       =====   ============

--------------
  *  Aggregate cost for federal tax purposes.
 **  Security is pledged as collateral for futures contracts.
  + Variable rate daily demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
 ++ Floating rate note. The interest rate shown reflects the rate currently in effect.
  #  Amount represents less than 0.1% of net assets.

 NUMBER OF                                                      UNREALIZED
 CONTRACTS                                                     (DEPRECIATION)
----------                                                     --------------
FUTURES CONTRACTS -- SHORT POSITION
        100  Municipal Bond Future, March 1996 ..............  $   (175,177)
                                                               ============

-----------------------------------------------------------------------
                         GLOSSARY OF TERMS
  AMBAC              --  American Municipal Bond Assurance
                         Corporation
  AMT                --  Alternative Minimum Tax
  COP                --  Certificates of Participation
  FGIC               --  Federal Guaranty Insurance Corporation
  FSA                --  Financial Security Assurance
  GNMA               --  Government National Mortgage Association
  GO                 --  General Obligation Bonds
  IDR                --  Industrial Development Revenue
  LOC                --  Letter of Credit
  MBIA               --  Municipal Bond Investors Assurance
  PCR                --  Pollution Control Revenue
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                            GROWTH AND INCOME FUND

                        DECEMBER 31, 1995 (UNAUDITED)

                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- 94.0%
    CONSUMER DISCRETIONARY -- 13.4%
     98,900  Bausch & Lomb Inc. .............................  $  3,918,913
    137,700  Circus Circus Enterprises Inc.+  ...............     3,838,388
     58,000  Colgate-Palmolive Company ......................     4,074,500
     80,900  Cracker Barrel Old Country Store ...............     1,395,525
    117,500  Fruit of the Loom, Inc., Class A+  .............     2,864,063
     58,800  General Instrument Corporation+  ...............     1,374,450
     54,400  Hechinger Company, Class A .....................       238,000
    192,600  Limited Inc. ...................................     3,346,425
     61,500  Melville Corporation ...........................     1,891,125
     37,300  Procter & Gamble Company .......................     3,095,900
     52,500  Service Corporation International ..............     2,310,000
     55,600  Time Warner, Inc. ..............................     2,105,850
     12,900  TJX Companies, Inc. ............................       243,487
                                                               ------------
                                                                 30,696,626
                                                               ------------
    FINANCIAL SERVICES -- 13.1%
     77,900  AMBAC Inc. .....................................     3,651,563
     72,700  BankAmerica Corporation ........................     4,707,325
     42,100  Dean Witter, Discover & Company ................     1,978,700
     43,300  First Colony Corporation .......................     1,098,737
     53,600  First Union Corporation ........................     2,981,500
     57,000  Firstar Corporation ............................     2,258,625
     53,700  Fleet Financial Group Inc. (New) ...............     2,188,275
     62,100  NationsBank Corporation ........................     4,323,713
    105,100  Providian Corporation ..........................     4,282,825
    124,200  SCEcorp ........................................     2,204,550
      7,400  Standard Federal Bancorporation  ...............       291,375
                                                               ------------
                                                                 29,967,188
                                                               ------------
    TELECOMMUNICATIONS -- 11.7%
     76,900  AT&T Corporation ...............................     4,979,275
     60,900  GTE Corporation ................................     2,679,600
     60,100  Harris Corporation .............................     3,282,962
     61,300  MCI Communications Corporation  ................     1,601,462
     56,900  Motorola, Inc. .................................     3,243,300
    269,000  Tele-Communications Inc., TCI Group,
               Class A+  ....................................     5,346,375
     33,400  Telefonos de Mexico, Class L, ADR ..............     1,064,625
     86,100  U.S. West Inc. .................................     3,078,075
     81,400  U.S. West Media Group+  ........................     1,566,950
                                                               ------------
                                                                 26,842,624
                                                               ------------
    ENERGY -- 10.1%
     45,200  Anadarko Petroleum Corporation  ................     2,446,450
     50,289  Cooper Cameron Corporation+  ...................     1,785,260
     77,300  Diamond Shamrock Inc. ..........................     2,000,137
     65,900  Oryx Energy Company+  ..........................       881,413
     70,900  Repsol SA, ADR .................................     2,330,838
     22,400  Royal Dutch Petroleum Company, ADR .............     3,161,200
    100,900  Sun Company Inc. ...............................     2,762,137
    102,500  Tesoro Petroleum Corporation+  .................       884,062
     57,600  Texaco Inc. ....................................     4,521,600
    144,000  Wheelabrator Technologies Inc.  ................     2,412,000
                                                               ------------
                                                                 23,185,097
                                                               ------------
    MATERIALS & PROCESSING -- 9.2%
     56,000  Aluminum Company of America  ...................     2,961,000
     54,500  du Pont (E.I.) de Nemours & Company ............     3,808,187
     30,500  Freeport McMoran Copper & Gold Inc., Class A ...       854,000
      3,900  Freeport McMoran Copper & Gold Inc., Class B ...       109,687
     21,200  Grainger (W.W.) Inc. ...........................     1,404,500
     24,000  Reynolds Metals Company ........................     1,359,000
     65,100  Tyco International Ltd. ........................     2,319,187
     89,400  Union Carbide Corporation ......................     3,352,500
     75,100  USG Corporation+  ..............................     2,253,000
    115,600  Wellman Inc. ...................................     2,629,900
                                                               ------------
                                                                 21,050,961
                                                               ------------
    CONSUMER STAPLES -- 8.4%
     86,155  Archer-Daniels-Midland Company  ................     1,550,790
     73,000  Nabisco Holdings Corporation, Class A ..........     2,381,625
     86,600  PepsiCo Inc.  ..................................     4,838,775
     52,100  Philip Morris Companies Inc.  ..................     4,715,050
    116,300  Price/Costco, Inc.+  ...........................     1,773,575
    174,300  Wal-Mart Stores Inc. ...........................     3,899,963
                                                               ------------
                                                                 19,159,778
                                                               ------------
    HEALTH CARE -- 8.1%
     54,550  ALZA Corporation+  .............................     1,350,113
     86,200  Columbia/HCA Healthcare Corporation ............     4,374,650
     25,100  Forest Labs Inc.+  .............................     1,135,775
     49,100  Gensia, Inc.+  .................................       257,775
     55,300  Health Care & Retirement Corporation+  .........     1,935,500
    171,000  Humana Inc.+  ..................................     4,681,125
     58,400  Lilly Eli & Company ............................     3,285,000
     16,800  Warner Lambert Company .........................     1,631,700
                                                               ------------
                                                                 18,651,638
                                                               ------------
    AUTOS & TRANSPORTATION -- 7.2%
     96,000  Consolidated Freightways Inc.  .................     2,544,000
    141,900  Cooper Tire & Rubber Company  ..................     3,494,288
     94,100  General Motors Corporation .....................     4,975,537
     84,900  Union Pacific Corporation ......................     5,603,400
                                                               ------------
                                                                 16,617,225
                                                               ------------
    PRODUCER DURABLES -- 5.9%
     45,000  AlliedSignal Inc. ..............................     2,137,500
    169,600  Coltec Industries, Inc.+  ......................     1,971,600
    116,807  Cooper Industries Inc. .........................     4,292,657

                       See Notes to Financial Statements.

                            GROWTH AND INCOME FUND

                        DECEMBER 31, 1995 (UNAUDITED)

                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- (CONTINUED)
    PRODUCER DURABLES -- (CONTINUED)
     50,300  General Electric Company .......................  $  3,621,600
     13,000  ITT Industries, Inc. ...........................       312,000
     86,200  Rohr Inc.+  ....................................     1,239,124
                                                               ------------
                                                                 13,574,481
                                                               ------------
    TECHNOLOGY -- 4.1%
     22,000  Bay Networks Inc.+  ............................       904,750
     14,000  Hewlett-Packard Company ........................     1,172,500
     27,800  International Business Machines Corporation ....     2,550,650
    131,100  International Game Technology  .................     1,425,713
     56,700  MagneTek Inc.+  ................................       460,687
    207,700  Novell Inc.+  ..................................     2,959,725
                                                               ------------
                                                                  9,474,025
                                                               ------------
    UTILITIES -- 2.2%
     70,200  Entergy Corporation ............................     2,053,350
     30,400  Illinova Corporation ...........................       912,000
     65,800  Western Resources Inc. .........................     2,196,075
                                                               ------------
                                                                  5,161,425
                                                               ------------
    OTHER -- 0.6%
     13,000  ITT Corporation (New)+  ........................       689,000
     13,000  ITT Hartford Group, Inc.+  .....................       628,875
                                                               ------------
                                                                  1,317,875
                                                               ------------
             Total Common Stocks (Cost $193,789,057) ........   215,698,943
                                                               ------------
 PRINCIPAL
  AMOUNT
 ---------
U.S. TREASURY BILLS -- 1.3%
 $1,429,000  5.360% due 02/08/1996++ ........................     1,420,923
    989,000  5.310% due 03/07/1996++ ........................       979,372
    715,000  4.910% due 03/14/1996++ ........................       707,881
     16,000  5.290% due 03/21/1996++ ........................        15,819
                                                               ------------
             Total U.S. Treasury Bills (Cost $3,123,995) ....     3,123,995
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 1.3%
    225,000  Federal Home Loan Mortgage Corporation (FHLMC),
               5.500% due 01/18/1996++ ......................       224,416
  2,745,000  Federal National Mortgage Association (FNMA),
               5.650% due 01/19/1996++ ......................     2,737,245
                                                               ------------
             Total U.S. Government Agency Discount Notes
               (Cost $2,961,661) ............................     2,961,661
                                                               ------------

CONVERTIBLE BONDS AND NOTES -- 1.3%
 $  230,000  Conner Peripherals Inc., Conv. Sub. Deb.,
               6.500% due 03/01/2002 ........................  $    235,750
    375,000  Rohr Inc., Conv. Sub. Note,
               7.750% due 05/15/2004 ........................       570,000
  2,478,000  WMX Technologies, Conv. Sub. Note,
               2.000% due 01/24/2005 ........................     2,155,860
                                                               ------------
             Total Convertible Bonds and Notes
               (Cost $2,580,530) ............................     2,961,610
                                                               ------------
  SHARES
  ------
CONVERTIBLE PREFERRED STOCK -- 1.0%
  (Cost $2,213,400)
     37,200  Owens-Corning, Conv. Pfd.+++ ..................      2,213,400
                                                               ------------
TOTAL INVESTMENTS (COST $204,668,643*)................  98.9%   226,959,609
OTHER ASSETS AND LIABILITIES (NET) ...................   1.1      2,589,330
                                                       -----   ------------
NET ASSETS ........................................... 100.0%  $229,548,939
                                                       =====   ============
--------------
  * Aggregate cost for federal tax purposes.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-----------------------------------------------------------------------
                           GLOSSARY OF TERMS
  ADR                --  American Depositary Receipt
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                                 GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)

                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- 90.4%
    TECHNOLOGY -- 24.1%
     42,975  Altera Corporation+  .........................    $  2,138,006
    206,175  Analog Devices Inc.+  ........................       7,293,441
     61,925  Boca Research Inc.+  .........................       1,641,013
     15,100  Brooks Automation Inc.+  .....................         200,075
    108,575  Cisco Systems, Inc.+  ........................       8,102,409
     56,350  Computer Associates International, Inc. ........     3,204,906
     52,500  Comverse Technology Inc.+  ...................       1,050,000
    121,025  Digital Equipment Corporation+  ..............       7,760,728
     89,025  Fulcrum Technologies Inc. ......................     2,893,313
     19,700  Informix Corporation+  .......................         591,000
     23,550  Intuit, Inc.+  ...............................       1,836,900
     18,850  ITI Technologies Inc.+  ......................         560,787
     48,300  Itron Inc.+  .................................       1,630,125
     58,050  Macromedia Inc.+  ............................       3,033,113
     10,575  McAfee Associates, Inc.+  ....................         463,978
      8,750  MetaTools+  ..................................         227,500
     21,850  National Instruments Corporation+  ...........         442,463
     12,900  Novellus Systems Inc.+  ......................         696,600
     79,300  Peoplesoft Inc.+  ............................       3,409,900
     51,650  Pittway Corporation ............................     3,499,287
     32,850  Seagate Technology, Inc.+  ...................       1,560,375
     55,650  Sun Microsystems Inc.+  ......................       2,539,031
                                                               ------------
                                                                 54,774,950
                                                               ------------
    FINANCIAL SERVICES -- 17.6%
     50,050  Alco Standard Corporation ......................     2,283,531
     45,950  Bank of New York Company, Inc. .................     2,240,062
    108,625  Chase Manhattan Corporation ....................     6,585,391
     29,450  Citicorp .......................................     1,980,513
     41,575  Federal National Mortgage Association ..........     5,160,497
     82,775  First Data Corporation .........................     5,535,578
     48,700  First Interstate Bancorp .......................     6,647,550
     21,100  General Motors Corporation, Class E ............     1,097,200
     43,675  Glendale Federal Bank+  ........................       764,313
    104,013  Grupo Financiero Inbursa, Series B .............       284,468
     30,250  Keane Inc.+  ...................................       669,281
     20,850  Merrill Lynch & Company, Inc. ..................     1,063,350
     18,875  North American Mortgage Company ................       401,094
     16,800  Olsten Corporation .............................       663,600
     84,800  UNUM Corporation ...............................     4,664,000
                                                               ------------
                                                                 40,040,428
                                                               ------------
    HEALTH CARE -- 16.5%
    160,600  Amgen Inc.+  ...................................     9,535,625
     30,500  ARV Assisted Living, Inc.+  ....................       358,375
     36,500  BioChem Pharmaceuticals Inc.+  .................     1,464,563
     17,850  Coherent, Inc.+  ...............................       722,925
     62,750  Corvita Corporation+  ..........................       651,031
     48,838  CUC International, Inc. ........................     1,666,597
     39,125  Daig Corporation ...............................       899,875
     63,850  Eli Lilly & Company ............................     3,591,562
     63,250  Healthsource Inc.+  ............................     2,277,000
     13,350  Nellcor Inc.+  .................................       784,313
     11,275  Oxford Health Plans, Inc.+  ....................       832,941
     61,475  PacifiCare Health System Inc., Class B+  .......     5,348,325
     65,175  Pfizer, Inc. ...................................     4,106,025
     54,225  Warner-Lambert Company .........................     5,266,603
                                                               ------------
                                                                 37,505,760
                                                               ------------
    TELECOMMUNICATIONS -- 13.5%
     26,045  Arch Communications Group Inc.+  ...............       625,080
     51,425  Ascend Communications Inc.+  ...................     4,171,853
     28,375  CommNet Cellular Inc.+  ........................       819,328
     96,550  Heartland Wireless Communications Inc.+  .......     2,872,362
     52,650  Millicom International Cellular SA+  ...........     1,605,825
     81,680  Nokia AB, Series A .............................     3,154,393
     49,375  Nokia AB, Series A, ADR ........................     1,919,453
         45  NTT Data Communications Systems Corporation ....     1,512,349
    187,075  Paging Network Inc.+  ..........................     4,559,953
     53,100  Picturetel Corporation+  .......................     2,289,937
     24,500  Premisys Communications, Inc.+  ................     1,372,000
     17,300  Stratacom Inc.+  ...............................     1,271,550
     11,675  Tollgrade Communications, Inc.+  ...............       175,125
     33,800  US Robotics Corporation+  ......................     2,965,950
     55,000  Westell Technologies, Inc.+  ...................     1,381,875
                                                               ------------
                                                                 30,697,033
                                                               ------------
    CONSUMER DISCRETIONARY -- 10.3%
     21,500  Baby Superstore, Inc.+  ........................     1,225,500
     25,800  Coleman Company+  ..............................       906,225
    154,900  Crown Cork & Seal Inc.+  .......................     6,467,075
     11,040  DavCo Restaurants Inc.+  .......................        95,220
     53,900  FelCor Suite Hotels Inc. .......................     1,495,725
     10,000  Grupo Casa Autrey SA, ADR ......................       133,750
      4,975  Hart Brewing, Inc.+  ...........................        75,869
     96,875  Hospitality Franchise Systems, Inc.+  ..........     7,919,531
      5,050  Industrie Natuzzi SPA, ADR .....................       229,144
     17,775  La Quinta Inns, Inc. ...........................       486,591
    141,400  Renters Choice Inc.+  ..........................     1,944,250
     91,525  Singer Company .................................     2,551,259
                                                               ------------
                                                                 23,530,139
                                                               ------------
    PRODUCER DURABLES -- 4.0%
     11,350  Cognex Corporation+  ...........................       394,413
     29,920  Freeport McMoran, Inc. .........................     1,107,040
      4,282  Metra AB, Series A, Ord. .......................       176,194
     47,570  Metra AB, Series B, Ord. .......................     1,968,323

                       See Notes to Financial Statements.

                                 GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- (CONTINUED)
    PRODUCER DURABLES -- (CONTINUED)
     13,900  PRI Automation Inc.+  ..........................  $    488,238
     78,425  UCAR International Inc.+  ......................     2,646,844
     16,275  Xerox Corporation ..............................     2,229,675
                                                               ------------
                                                                  9,010,727
                                                               ------------
    MATERIALS & PROCESSING -- 1.4%
     38,000  American Standard Companies, Inc.+  ............     1,064,000
     69,425  Arcadian Corporation ...........................     1,345,109
     89,583  Arnoldo Mondadori Editore SPA ..................       777,214
      3,200  James River Corporation ........................        77,200
                                                               ------------
                                                                  3,263,523
                                                               ------------
    CONSUMER STAPLES -- 0.6%
     19,461  Cultor OY, Series 1 ............................       805,246
     13,242  Cultor OY, Series 2 ............................       547,920
                                                               ------------
                                                                  1,353,166
                                                               ------------
    OTHER -- 2.4%
    174,334  Kinnevik Investment, Series B ..................     5,447,527
                                                               ------------
             Total Common Stocks
               (Cost $176,647,474) ..........................   205,623,253
                                                               ------------
PREFERRED STOCK -- FOREIGN -- 3.8%
  (Cost $6,048,106)
     56,650  SAP, AG, Non-Voting, Pfd. ......................  $  8,572,559
                                                               ------------
 PRINCIPAL
  AMOUNT
  ------

COMMERCIAL PAPER -- 7.1%
$11,100,000  Ford Motor Credit Company,
               5.750% due 01/02/1996++ ......................    11,098,227
  5,000,000  General Electric Capital Corporation, 5.750% due
               01/03/1996++ .................................     4,998,403
                                                               ------------
             Total Commercial Paper
                 (Cost $16,096,630) .........................    16,096,630
                                                               ------------
TOTAL INVESTMENTS (COST $198,792,210*)............... 101.3%    230,292,442
OTHER ASSETS AND LIABILITIES (NET) .................   (1.3)     (3,018,815)
                                                       ----    ------------
NET ASSETS .......................................... 100.0%   $227,273,627
                                                      =====    ============
--------------
    *  Aggregate cost for federal tax purposes.
    +  Non-income producing security.
   ++  Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

                                 GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                          CONTRACTS TO RECEIVE                   NET UNREALIZED
                    -------------------------------------------------------       APPRECIATION/
EXPIRATION                    LOCAL              VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE                     CURRENCY              U.S. $         FOR U.S. $        OF CONTRACTS
-----------         ----------------------       ----------    -------------     ---------------
01/04/1996          ITL         33,157,198          20,900           20,952           $     (52)
01/11/1996          SEK         23,943,000       3,602,098        3,329,209             272,889
01/25/1996          FIM          3,000,000         690,521          694,493              (3,972)
01/25/1996          SEK            800,000         120,184          120,153                  31
01/25/1996          SEK          5,500,000         826,262          824,526               1,736
01/31/1996          ITL        247,201,391         155,134          154,141                 993
01/31/1996          ITL        215,498,594         135,238          135,442                (204)
02/12/1996          FIM         11,750,000       2,706,473        2,691,648              14,825
03/28/1996          DEM          1,500,000       1,050,751        1,046,390               4,361
03/28/1996          FIM          5,205,000       1,200,844        1,249,490             (48,646)
03/28/1996          GBP            408,000         632,257          645,742             (13,485)
                                                                                       --------
                                                                                       $228,476
                                                                                       --------
    U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                        CONTRACTS TO DELIVER                     NET UNREALIZED
                    -------------------------------------------------------       APPRECIATION/
EXPIRATION                    LOCAL              VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE                     CURRENCY              U.S. $         FOR U.S. $        OF CONTRACTS
-----------         ----------------------       ----------    -------------     ---------------
01/11/1996          FIM          3,536,000         813,310          822,708           $   9,398
01/11/1996          SEK         23,943,000       3,602,098        3,239,919            (362,179)
01/25/1996          FIM          5,211,000       1,199,436        1,211,860              12,424
01/25/1996          SEK         13,800,000       2,073,167        1,863,354            (209,813)
01/25/1996          SEK          9,000,000       1,352,066        1,347,271              (4,795)
02/08/1996          DEM          1,918,000       1,340,500        1,373,630              33,130
02/08/1996          FIM          5,957,000       1,371,914        1,410,375              38,461
02/08/1996          JPY         10,000,000          97,442           99,413               1,971
02/12/1996          DEM            970,000         678,065          694,768              16,703
02/12/1996          FIM         20,710,000       4,770,302        4,894,246             123,944
03/14/1996          JPY         69,500,000         680,508          702,763              22,255
03/28/1996          DEM          4,205,000       2,945,606        2,856,173             (89,433)
03/28/1996          DEM          1,222,000         856,012          866,667              10,655
03/28/1996          FIM          5,205,000       1,200,844        1,200,692                (152)
03/28/1996          GBP            408,000         632,257          640,560               8,303
03/28/1996          SEK          1,995,000         298,309          278,359             (19,950)
05/09/1996          FIM          3,921,000         905,766          927,916              22,150
06/13/1996          DEM          2,650,000       1,863,427        1,847,012             (16,416)
                                                                                      ---------
                                                                                      $(403,344)
                                                                                      ---------
                    Net Unrealized Depreciation of Forward
                      Foreign Currency Contracts .........                            $(174,868)
                                                                                      =========

-----------------------------------------------
                GLOSSARY OF TERMS
  ADR    --  American Depositary Receipt
  DEM    --  German Deutsche Mark
  FIM    --  Finnish Markka
  GBP    --  Great Britain Pound Sterling
  ITL    --  Italian Lira
  JPY    --  Japanese Yen
  SEK    --  Swedish Kroner
-----------------------------------------------


                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                             EMERGING GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- 97.7%
    CONSUMER DISCRETIONARY -- 23.7%
    200,000  Family Golf Centers Inc.+  .....................  $  3,650,000
      4,159  Fotolabo SA ....................................     1,659,271
    114,950  Hospitality Franchise Services, Inc.+  .........     9,397,163
  1,300,167  J.D. Wetherspoon Plc Ord. ......................    12,963,003
    150,000  Katz Media Group Inc.+  ........................     2,643,750
    108,025  Learning Tree International, Inc.+  ............     1,687,891
     74,925  Lone Star Steakhouse & Saloon+  ................     2,875,247
      2,980  Moebel Walther .................................        97,671
     94,650  Nuco2 Inc.+  ...................................     1,230,450
    118,475  O'Reilly Automotive Inc.+  .....................     3,435,775
    168,100  Papa John's International Inc.+  ...............     6,923,619
    356,450  Petco Animal Supplies Inc.+  ...................    10,426,162
     49,050  Primark Corporation+  ..........................     1,471,500
    158,675  Quality Dining Inc.+  ..........................     3,847,869
    195,824  Renters Choice Inc.+  ..........................     2,692,580
     50,000  Viking Office Products Inc.+  ..................     2,325,000
                                                               ------------
                                                                 67,326,951
                                                               ------------
    HEALTH CARE -- 18.6%
    275,775  ARV Assisted Living Inc.+  .....................     3,240,356
     37,725  CUC International, Inc.+  ......................     1,287,365
    245,975  Depotech Corporation+  .........................     4,735,019
     76,350  Envoy Corporation+  ............................     1,321,809
     82,825  Exogen Inc.+  ..................................     1,594,381
     75,525  Gulf South Medical Supply Inc.+  ...............     2,284,631
     25,700  Kensey Nash Corporation+  ......................       321,250
    146,075  Medaphis Corporation+  .........................     5,404,775
     69,725  MedPartners/Mullikin Inc.+  ....................     2,300,925
    139,725  Omnicare Inc. ..................................     6,252,694
    266,250  Quidel Corporation .............................     1,897,031
    296,175  R.P. Scherer Corporation+  .....................    14,549,597
    400,000  TheraTech Inc.+  ...............................     7,200,000
      8,250  Total Renal Care Holdings, Inc.+  ..............       243,375
                                                               ------------
                                                                 52,633,208
                                                               ------------
    FINANCIAL SERVICES -- 15.6%
     60,825  Credit Acceptance Corporation+  ................     1,262,119
     43,175  Data Broadcasting Corporation+  ................       534,291
  1,709,110  Fidelity Federal Bank, Series A+  ..............     3,948,044
     51,850  First Commonwealth Inc.+  ......................     1,348,100
     94,675  First Data Corporation .........................     6,331,391
    100,000  Imperial Thrift & Loan Association+  ...........     1,225,000
    414,145  Insignia Financial Group Inc., Class A+  .......    15,944,582
     51,625  Meadowbrook Insurance Group, Inc.+  ............     1,729,438
     47,200  PennCorp Financial Group Inc. ..................     1,386,500
     31,925  Progressive Corporation of Ohio ................     1,560,334
     88,050  Protective Life Corporation ....................     2,751,562
    558,725  World Acceptance Corporation+  .................     6,285,656
                                                               ------------
                                                                 44,307,017
                                                               ------------
    TELECOMMUNICATIONS -- 12.9%
    250,000  Arch Communications Group, Inc.+  ..............     6,000,000
    262,725  CommNet Cellular Inc.+  ........................     7,586,184
     50,000  Heartland Wireless Communications Inc.+  .......     1,487,500
     43,300  Millicom International Cellular SA+  ...........     1,320,650
    150,550  Mobilemedia Corporation+  ......................     3,349,738
    569,625  Paging Network Inc.+  ..........................    13,884,609
    218,475  Pricellular Corporation, Class A+  .............     2,840,175
                                                               ------------
                                                                 36,468,856
                                                               ------------
    TECHNOLOGY -- 5.9%
    208,696  Ashbourne Plc Ord. .............................       424,577
     87,900  Banctec Inc.+  .................................     1,626,150
    200,000  Bell & Howell Holdings Company+  ...............     5,600,000
    296,150  Black Box Corporation+  ........................     4,849,456
     29,175  Cambrex Corporation ............................     1,207,116
     37,500  IDX Systems Corporation+  ......................     1,303,125
      7,250  Pittway Corporation, Class A ...................       491,188
    150,975  Techforce Corporation+  ........................     1,321,031
                                                               ------------
                                                                 16,822,643
                                                               ------------
    AUTOS & TRANSPORTATION -- 5.6%
    338,225  APS Holding Corporation, Class A+  .............     7,610,063
     41,750  AutoZone Inc.+  ................................     1,205,531
     56,900  Midwest Express Holdings Inc.+  ................     1,578,975
     81,900  Wisconsin Central Transportation Corporation+ ..     5,384,925
                                                               ------------
                                                                 15,779,494
                                                               ------------
    PRODUCER DURABLES -- 4.7%
    495,115  Catalytica Inc.+  ..............................     2,166,128
    214,900  Exide Corporation ..............................     9,858,538
     74,750  Southern Energy Homes Inc.+  ...................     1,308,125
                                                               ------------
                                                                 13,332,791
                                                               ------------
    MATERIALS & PROCESSING -- 4.5%
     38,625  Intertape Polymer Group, Inc. ..................     1,211,859
    203,630  Minerals Technologies Inc. .....................     7,432,495
    144,500  Sealed Air Corporation+  .......................     4,064,062
                                                               ------------
                                                                 12,708,416
                                                               ------------
    UTILITIES -- 3.3%
    480,375  Trigen Energy Corporation ......................     9,367,313
                                                               ------------
    CONSUMER STAPLES -- 2.5%
    100,000  General Nutrition Companies Inc.+  .............     2,300,000
    250,000  JP Foodservice Inc.+  ..........................     4,875,000
                                                               ------------
                                                                  7,175,000
                                                               ------------

                       See Notes to Financial Statements.

                             EMERGING GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMMON STOCKS -- (CONTINUED)
    OTHER -- 0.4%
     41,425  Global Directmail Corporation+  ................  $  1,139,188
                                                               ------------
             Total Common Stocks (Cost $220,728,581) ........   277,060,877
                                                               ------------
WARRANT -- 1.6% (Cost $2,716,035)
    149,770  Littelfuse Inc., Series A, expires
               12/27/2001+  .................................     4,418,215
                                                               ------------
PREFERRED STOCK -- FOREIGN -- 0.2% (Cost $853,414)
     18,432  Moebel Walther, Pfd. ...........................       604,117
                                                               ------------
 PRINCIPAL
  AMOUNT
  ------
COMMERCIAL PAPER -- 2.0% (Cost $5,799,074)
 $5,800,000  Ford Motor Credit Company,
               5.750% due 01/02/1996++ ......................     5,799,074
                                                               ------------
TOTAL INVESTMENTS (COST $230,097,104*) .............. 101.5%    287,882,283
OTHER ASSETS AND LIABILITIES (NET) .................   (1.5)     (4,238,831)
                                                       ----    ------------
NET ASSETS .......................................... 100.0%   $283,643,452
                                                      =====    ============
--------------
 *  Aggregate cost for federal tax purposes.
 +  Non-income producing security.
++  Rate represents annualized yield at date of purchase.


SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                       CONTRACTS TO RECEIVE                      NET UNREALIZED
                    -------------------------------------------------------       APPRECIATION/
EXPIRATION                    LOCAL              VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE                     CURRENCY              U.S. $         FOR U.S. $        OF CONTRACTS
-----------         ----------------------       ----------    -------------     ---------------
01/24/1996          FIM          6,254,550       1,439,577        1,463,733          $(24,156)
01/24/1996          SEK         36,155,350       5,432,105        4,883,224           548,881
01/25/1996          FIM          6,200,000       1,427,078        1,445,140           (18,062)
02/08/1996          DEM          1,300,000         908,577          938,499           (29,922)
02/08/1996          FIM         20,990,000       4,834,058        4,851,764           (17,706)
02/08/1996          SEK            325,000          48,769           45,959             2,810
03/14/1996          DEM            650,000         455,024          459,012            (3,988)
                                                                                     --------
                                                                                     $457,857
                                                                                     --------

                                       CONTRACTS TO DELIVER                      NET UNREALIZED
                    -------------------------------------------------------       APPRECIATION/
EXPIRATION                    LOCAL              VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE                     CURRENCY              U.S. $         FOR U.S. $        OF CONTRACTS
-----------         ----------------------       ----------    -------------     ---------------

    U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
01/04/1996          DKK          1,585,365         285,512          284,846         $    (666)
01/04/1996          GBP             85,324         132,500          132,960               460
01/05/1995          GBP             22,753          35,332           35,187              (145)
01/11/1995          GBP            483,000         749,895          762,609            12,714
01/24/1996          FIM          6,254,550       1,439,577        1,444,969             5,392
01/24/1996          GBP            854,075       1,325,528        1,364,982            39,454
01/24/1996          SEK         36,155,350       5,432,105        4,745,108          (686,997)
01/25/1996          FIM          6,200,000       1,427,078        1,441,861            14,783
02/08/1996          DEM          1,458,000       1,019,004        1,044,207            25,203
02/08/1996          FIM         20,990,000       4,834,058        4,969,459           135,401
02/08/1996          GBP             95,000         147,384          151,287             3,903
02/08/1996          SEK            325,000          48,769           44,741            (4,028)
02/22/1996          GBP          1,775,000       2,752,762        2,744,061            (8,701)
03/14/1996          DEM          1,450,000       1,015,054          989,086           (25,968)
03/28/1996          GBP            515,000         798,070          786,688           (11,382)
                                                                                    ---------
                                                                                    $(500,577)
                                                                                    ---------
                    Net Unrealized Depreciation of Forward
                      Foreign Currency Contracts ...........................        $ (42,720)
                                                                                    =========

-------------------------------------------------
               GLOSSARY OF TERMS
  DEM    --  German Deutsche Mark
  DKK    --  Danish Kroner
  FIM    --  Finnish Markka
  GBP    --  Great Britain Pound Sterling
  SEK    --  Swedish Krona
-------------------------------------------------





                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                          INTERNATIONAL GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- 92.4%

    JAPAN -- 22.0%
     80,000  Achilles Corporation ...........................  $    309,153
     24,000  Asahi Bank Limited .............................       302,179
     75,000  Chugai Pharmaceutical ..........................       718,402
     60,000  Cosmo Oil ......................................       327,748
     30,000  Dai-Ichi Kangyo Bank ...........................       589,830
     30,000  Daido Steel Company ............................       151,089
     10,000  Daito Trust Construction .......................       120,097
     90,000  Daiwa Bank .....................................       727,845
     25,000  Diamond Lease Company ..........................       338,983
        140  East Japan Railway Company .....................       680,678
      2,000  Familymart .....................................        90,266
     21,000  Fuji Denki Reiki ...............................       280,678
     90,000  Hitachi Ltd. ...................................       906,537
    185,000  Hokkaido Takushoku Bank ........................       548,281
     50,000  Honda Motor Company ............................     1,031,477
     72,000  Hoxan Corporation ..............................       505,569
     15,000  Industrial Bank of Japan .......................       454,722
     80,000  ISH Ikawajima-Harima Heavy Industry.............       337,046
     25,000  Izumiya Company ................................       399,516
         25  Japan Tobacco Inc. .............................       216,707
    110,000  Kanematsu Corporation ..........................       429,346
    133,000  Komatsu Forklift Company, Ltd. .................       882,373
     50,000  Kurabo Industries ..............................       191,283
     35,000  Matsushita Electric Industrial Company .........       569,492
     90,000  Mitsubishi Cable Industries ....................       479,419
     35,000  Mitsui Mining & Smelt Company ..................       140,339
     50,000  Mizuno Sportina Corporation ....................       433,414
     35,000  NEC Corporation ................................       427,119
        500  Nihon Matai ....................................         3,070
     35,000  Nippon Paper Industries Company ................       243,051
     73,000  Nippon Road Company, Ltd. ......................       615,109
    130,000  Nippon Zeon Company Ltd. .......................       698,789
     40,000  Nomura Securities Company Ltd. .................       871,671
        700  Parco Company ..................................         7,390
     50,000  Sakura Bank ....................................       634,383
     60,000  San-in Godo Bank ...............................       498,015
     10,300  Shikoku Electric Power Inc. ....................       237,424
     45,000  Snow Brand Milk Products Company, Ltd. .........       287,651
     23,000  Sony Corporation ...............................     1,378,886
     30,000  Sumitomo Corporation ...........................       305,085
     30,000  Sumitomo Forestry Company ......................       459,080
    230,000  Sumitomo Metal Industries+  ..................         697,240
     40,000  Suruga Bank ....................................       269,249
     30,000  Takashimaya Company, Ltd. ......................       479,419
     80,000  Tobu Railway Company ...........................       500,533
     70,000  Toho Gas Colt ..................................       226,441
      9,550  Tohoku Electric & Power Company ................       230,310
     40,000  Tokio Marine & Fire Insurance Company ..........       523,002
      5,200  Tokyo Electric Power Company ...................       139,002
     50,000  Toyo Trust and Banking Company .................       441,646
     30,000  Toyota Motor Company ...........................       636,320
     40,000  Yasuda Trust & Banking .........................       236,707
                                                               ------------
                                                                 23,209,061
                                                               ------------
    FRANCE -- 10.8%
      4,202  Air Liquide ....................................       695,332
      7,265  Alcatel Alsthom Cie Generale D'Electric ........       625,848
      9,436  AXA Corporation ................................       635,356
      2,991  Bouygues .......................................       301,053
        680  Carrefour ......................................       412,218
      3,125  Christian Dior SA ..............................       336,666
      7,250  Credit Commercial de France ....................       369,675
      6,000  Credit Local de France .........................       479,902
      4,289  Danone .........................................       707,103
      6,733  Eaux (Cie Generale Des) ........................       671,651
      5,329  Lafarge Coppee SA ..............................       343,052
     17,380  La Gardere Groupe ..............................       319,159
      1,825  Peugeot SA+  ...................................       240,553
      3,050  Promodes .......................................       716,293
      9,100  Renault Ord. ...................................       261,804
      8,360  Sanofi .........................................       535,443
     12,800  Seita ..........................................       463,579
      7,154  Societe Generale Ord. ..........................       883,120
      6,154  Societe National Elf Aquitaine .................       453,043
      6,550  Synthelabo .....................................       410,027
      3,560  Television Francaise ...........................       381,351
     13,100  TOTAL, "B" Shares Ord. .........................       883,401
     17,800  Usinor Sacilor .................................       235,166
                                                               ------------
                                                                 11,360,795
                                                               ------------
    UNITED KINGDOM -- 10.4%
    182,500  Allied Colloids Ord. ...........................       382,620
      6,300  Amersham International Plc. ....................        87,370
     76,000  Argyll Group Ord. ..............................       401,295
     33,000  Barclays Ord. ..................................       378,730
     85,000  B.A.T. Industries Plc Ord. .....................       749,129
     74,700  British Telecommunications Ord. ................       410,672
    124,300  BTR Ord. .......................................       635,095
    109,300  General Electric Company Plc Ord. ..............       602,587
     67,900  Glaxo Wellcome Holdings Plc Ord. ...............       964,856
     83,500  Guardian Royal Exchange ........................       357,904
     87,100  Guinness Ord. ..................................       641,162
     69,350  Kingfisher Ord. ................................       583,737
     87,339  Lloyds Bank ....................................       448,961
     48,500  Pearson Ord. ...................................       470,000

                       See Notes to Financial Statements.

                          INTERNATIONAL GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- (CONTINUED)
    UNITED KINGDOM -- (CONTINUED)
     33,000  Reuters Holdings Ord. ..........................  $    302,369
    145,000  Rolls Royce ....................................       425,600
     27,000  RTZ Corporation Ord. ...........................       392,474
     50,200  Shell Transport & Trading Ord. .................       664,224
     65,000  Standard Chartered Bank ........................       553,179
    255,000  Tarmac Plc Ord. ................................       407,896
    126,000  Vodafone Group Ord. ............................       451,038
     39,167  Welsh Water Ord. ...............................       471,400
      8,000  Zeneca Group ...................................       154,803
                                                               ------------
                                                                 10,937,101
                                                               ------------
    GERMANY -- 7.5%
        300  Allianz AG .....................................       584,937
        750  Ava Allgemeine Handels Der Verbr AG.............       253,661
      2,070  Bayer AG .......................................       546,370
        700  Bilfinger & Berger Bau AG ......................       265,063
        255  Colonia Konzern AG .............................       213,389
     17,900  Deutsche Bank AG ...............................       848,440
      7,720  Deutsche Pfandbrief & Hypothekenbank AG ........       299,863
      1,400  Hoechst AG .....................................       379,777
      1,700  Jungheinrich AG ................................       241,841
      1,500  Lufthansa AG+  .................................       206,590
      1,160  M.A.N. AG ......................................       313,864
        543  Munchener Ruckversicherungs ....................     1,181,423
      2,035  Siemens AG .....................................     1,113,999
      1,510  Thyssen AG+  ...................................       274,412
     27,750  Veba AG ........................................     1,178,504
                                                               ------------
                                                                  7,902,133
                                                               ------------
    UNITED STATES -- 7.1%
     23,678  Asia Cement, GDS+  .............................       390,695
     22,000  Chilectra SA ...................................     1,064,177
     30,000  China Steel Corporation, GDS+  .................       521,250
     18,000  Compania Cervecerias, ADR ......................       418,500
     26,000  Grupo Casa Autrey, ADR .........................       347,750
     19,500  Hansol Paper Company, GDS+  ....................       365,625
     21,000  Korea Electric Power Corporation, ADR ..........       561,750
    109,332  Mavesa SA, ADR .................................       396,329
      8,800  Pick Szeged, GDS+  +++ .........................       308,000
     61,440  President Enterprises Corporation, GDS+ ........       614,401
     15,800  Quilmes Industrial SA ..........................       246,480
     12,600  Repsol SA, ADR .................................       414,225
     20,800  Sociedad Quimica Minera SA, ADR ................       977,600
     19,757  Telefonos de Mexico SA, ADR ....................       629,754
    172,159  Venepal, GDS+++ ................................       275,455
                                                               ------------
                                                                  7,531,991
                                                               ------------
    NETHERLANDS -- 4.5%
      7,600  DSM NV .........................................  $    625,164
     23,000  Elsevier NV ....................................       306,724
     10,022  International Nederlanden Groep CVA.............       669,507
     10,700  Koninklijke KNP+  ..............................       274,718
      9,500  Koninklijke PTT+  ..............................       345,142
     13,270  Royal Dutch Petroleum ..........................     1,854,013
      5,050  Unilever NV CVA ................................       709,650
                                                               ------------
                                                                  4,784,918
                                                               ------------
    SWITZERLAND -- 4.1%
        920  Ciba Geigy AG ..................................       809,887
        200  Compagnie Financiere Richemont, Series A .......       300,087
      5,060  Credit Suisse Holdings .........................       518,946
        200  Fischer (George) AG, Bearer ....................       260,191
        115  Holderbank Financier Glaris AG .................        88,270
        290  Nestle SA ......................................       320,937
         80  Roche Holdings AG ..............................       633,131
        490  Sandoz AG ......................................       448,777
      1,260  Schweizerischer Bankverein .....................       514,709
      1,450  Zurich Versicherungs ...........................       433,868
                                                               ------------
                                                                  4,328,803
                                                               ------------
    SINGAPORE -- 3.1%
     65,000  Development Bank of Singapore (F) ..............       808,766
    239,000  Natsteel Ltd. Ord. .............................       489,996
     98,000  Sembawang Corporation Ltd. .....................       543,867
     72,000  Singapore International Airlines Ltd. (F) ......       671,898
     13,000  Singapore Press Holdings .......................       229,763
    252,000  United Overseas Land ...........................       479,237
                                                               ------------
                                                                  3,223,527
                                                               ------------
    HONG KONG -- 3.0%
    131,600  Hong Kong Telecommunications ...................       234,863
     38,400  HSBC Holdings Ord. .............................       581,028
     39,000  Henderson Land Development Company .............       235,034
    434,000  Luoyang Glass Company Ltd. .....................       111,692
        800  M.C. Packaging Hong Kong Ord. ..................           285
     71,000  New World Development Company ..................       309,434
  2,098,000  Pacific Concord Holdings Ord. ..................       312,021
     72,000  Television Broadcasts Ltd. .....................       256,528
  2,289,120  World Houseware Holdings .......................       343,405
    923,000  Yizheng Chemical Fibre Company Ltd. ............       207,697
  2,200,000  Yue Yeun Industrial Holdings ...................       583,253
                                                               ------------
                                                                  3,175,240
                                                               ------------

                       See Notes to Financial Statements.

                          INTERNATIONAL GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
                                                                  VALUE
  SHARES                                                         (NOTE 2)
  ------                                                         --------
COMMON STOCKS -- (CONTINUED)
    BELGIUM -- 3.0%
      1,600  Arbed NPV+  ....................................  $    181,040
      2,000  Banque Bruxelles Lambert NPV ...................       343,187
     11,150  Delhaize .......................................       462,215
      2,140  Electrabel Company NPV .........................       509,004
      4,600  Fortis AG ......................................       558,784
      1,000  Generale de Banque NPV .........................       354,230
      1,200  Petrofina SA NPV ...............................       367,380
        650  Solvay Et Cie, Class A, NPV ....................       351,172
                                                               ------------
                                                                  3,127,012
                                                               ------------
    AUSTRALIA -- 2.0%
     31,210  Broken Hill Property Ord. ......................       440,740
     94,400  CSR Ord. .......................................       307,313
     42,800  National Australia Bank Ltd. Ord. ..............       384,914
     97,100  Southcorp Holdings Ltd. ........................       225,891
     50,700  The News Corporation Ord. ......................       270,562
    111,000  TNT Ltd. Ord.+  ................................       146,851
     50,550  Western Mining Corporation Ltd. ................       324,616
                                                               ------------
                                                                  2,100,887
                                                               ------------
    SPAIN -- 1.8%
      4,300  Banco Intercontinental Espanol SA ..............       418,302
      2,400  Banco Popular Espanol ..........................       442,605
    148,000  Fuerzas Electric de Cataluna, Series A..........     1,055,400
                                                               ------------
                                                                  1,916,307
                                                               ------------
    NORWAY -- 1.8%
     16,000  Hafslund Nycomed, Class B ......................       405,780
      9,500  Kvaerner Industrier, Class B ...................       318,240
     18,400  Norsk Hydro A.S. ...............................       773,384
      8,000  Orkla, Class B .................................       381,762
                                                               ------------
                                                                  1,879,166
                                                               ------------
    INDONESIA -- 1.6%
    164,100  Indorama Synthetics (F) ........................       575,947
    200,000  International Nickel of Indonesia ..............       384,868
    265,000  P.T. Fastfood Indonesia Ord. (F) ...............       243,385
     39,000  Unilever Indonesia (F) .........................       469,058
                                                               ------------
                                                                  1,673,258
                                                               ------------
    THAILAND -- 1.5%
     21,000  Advanced Information Service Public (F) ........       368,480
     38,200  Bangkok Bank Public Company Ltd. (F)............       464,041
      6,700  Siam Cement Public Company Ltd. (F).............       371,306
     32,300  Siam Commercial Bank Ord. (F) ..................       425,709
                                                               ------------
                                                                  1,629,536
                                                               ------------
    GREECE -- 1.5%
     15,000  Ergo Bank ......................................  $    597,760
     30,000  Hellenic Bottling Company SA ...................       980,971
                                                               ------------
                                                                  1,578,731
                                                               ------------
    MALAYSIA -- 1.4%
     30,000  Matsushita Electric Company ....................       256,329
     82,000  Nestle Malay Berhad ............................       600,543
    254,000  Sime Darby Berhad ..............................       675,080
                                                               ------------
                                                                  1,531,952
                                                               ------------
    MEXICO -- 1.4%
    103,500  Cementos Mexicanos SA, Class B .................       375,632
    217,400  Fomento Economico Mexicana SA, Series B ........       490,312
    110,000  Grupo Carso SA de CV, Series A1+  ..............       593,130
                                                               ------------
                                                                  1,459,074
                                                               ------------
    SWEDEN -- 1.2%
     11,000  Astra AB, Series B .............................       435,660
      8,500  Incentive AB, Series B .........................       371,207
     22,000  Stadshypotek AB ................................       440,629
                                                               ------------
                                                                  1,247,496
                                                               ------------
    PHILLIPINES -- 1.0%
     63,000  Manila Electric Company, Class B ...............       513,992
    169,000  San Miguel Corporation, Class B ................       576,649
                                                               ------------
                                                                  1,090,641
                                                               ------------
    PORTUGAL -- 0.9%
     30,000  Cel-Cat Ptes Fabrices+  ........................       461,878
     18,000  Corporacao Industrial Do Norte .................       412,678
     18,000  Corporacao Industrial Do Norte .................       150,612
                                                               ------------
                                                                  1,025,168
                                                               ------------
    ARGENTINA -- 0.6%
    259,660  Sociedad Comercial Del Plata Arpio+  ...........       687,997
                                                               ------------
    AUSTRIA -- 0.2%
      5,540  Julius Meinl Investors AG+  ....................       173,700
                                                               ------------
             Total Common Stocks
               (Cost $95,990,408) ...........................    97,574,494
                                                               ------------
PREFERRED STOCK --  0.3% (Cost $286,570)
      3,600  Legrand, Pfd. ..................................       359,927
                                                               ------------
WARRANTS -- 0.3%
        500  United Overseas Land, expire 06/09/1997+                   424

      3,920  Volkswagen AG, expire 10/27/1998+  .............       341,702
                                                               ------------
             Total Warrants (Cost $348,875) .................       342,126
                                                               ------------

                       See Notes to Financial Statements.

                          INTERNATIONAL GROWTH FUND

                        DECEMBER 31, 1995 (UNAUDITED)
 PRINCIPAL                                                        VALUE
  AMOUNT                                                        (NOTE 2)
  ------                                                         -------
CORPORATE BONDS -- 1.3%
JPY 80,000,000 Bank of Tokyo Euro Yen,
                 4.250% due 03/31/2003 ......................  $  1,069,249
CHF 290,000    Sandoz Capital Ltd., Conv.,
                 1.250% due 10/23/2002 ......................       282,958
                                                               ------------
             Total Corporate Bonds
               (Cost $1,258,131) ............................     1,352,207
                                                               ------------
COMMERCIAL PAPER -- 3.3% (Cost $3,456,000)
 $3,456,000  Prudential Securities,
               5.900% due 01/02/1996++ ......................     3,456,000
                                                               ------------
TOTAL INVESTMENTS (COST $101,339,984*) ..............   97.6%   103,084,754
OTHER ASSETS AND LIABILITIES (NET) ..................    2.4      2,510,077
                                                       -----   ------------
NET ASSETS ........................................... 100.0%  $105,594,831
                                                       =====   ============
--------------
  *  Aggregate cost for federal tax purposes.
  +  Non-income producing security.
 ++  Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AS OF DECEMBER 31, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS:
                                                     % OF           VALUE
            SECTOR DIVERSIFICATION                NET ASSETS      (NOTE 2)
            ----------------------                ----------      --------
COMMON STOCKS:
Financial Services ............................      20.4%        $ 21,580,545
Material & Processing .........................      17.8           18,810,858
Consumer Discretionary ........................      11.9           12,511,618
Consumer Staples ..............................       9.0            9,451,917
Producer Durables .............................       6.8            7,194,066
Utilities .....................................       6.5            6,897,425
Energy ........................................       5.0            5,284,376
Autos & Transportation ........................       4.2            4,444,082
Telecommunications ............................       3.0            3,183,727
Health Care ...................................       2.8            2,979,821
Technology ....................................       1.2            1,204,016
Other .........................................       3.8            4,032,043
                                                     ----          -----------
TOTAL COMMON STOCKS ...........................      92.4           97,574,494
PREFERRED STOCK ...............................       0.3              359,927
WARRANTS ......................................       0.3              342,126
CORPORATE BONDS ...............................       1.3            1,352,207
COMMERCIAL PAPER ..............................       3.3            3,456,000
                                                     ----          -----------
TOTAL INVESTMENTS .............................      97.6          103,084,754
OTHER ASSETS AND LIABILITIES (NET) ............       2.4            2,510,077
                                                     ----          -----------
NET ASSETS ....................................     100.0%        $105,594,831
                                                    =====         ============


SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                       CONTRACTS TO DELIVER                      NET UNREALIZED
                    -------------------------------------------------------       APPRECIATION/
EXPIRATION                    LOCAL              VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE                     CURRENCY              U.S. $         FOR U.S. $        OF CONTRACTS
-----------         ----------------------       ----------    -------------     ---------------
03/18/1996          FRF         43,731,583       8,934,849        8,724,679         $ (210,170)
03/18/1996          JPY      1,667,839,531      16,339,858       16,628,510            288,652
                                                                                    ----------
                    Net Unrealized Appreciation of
                      Forward Foreign Currency Contracts ...................        $   78,482
                                                                                    ==========

----------------------------------------------------
                GLOSSARY OF TERMS
  ADR     --  American Depositary Receipt
  ADS     --  American Depositary Shares
  CHF     --  Swiss Franc
  (F)     --  Foreign or Alien Shares
  FRF     --  French Franc
  GDS     --  Global Depositary Shares
  JPY     --  Japanese Yen
----------------------------------------------------


                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                          TARGET MATURITY 2002 FUND

                        DECEMBER 31, 1995 (UNAUDITED)
 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 2)
----------                                                       --------
U.S. TREASURY OBLIGATION -- 97.6%
    U.S. TREASURY STRIP
 $4,905,000  Zero coupon due 11/15/2002 .....................  $  3,377,975
                                                               ------------
TOTAL INVESTMENTS (COST $3,124,659*) .................  97.6%     3,377,975
OTHER ASSETS AND LIABILITIES (NET) ....................  2.4         84,352
                                                       -----   ------------
NET ASSETS ........................................... 100.0%  $  3,462,327
                                                       =====   ============

--------------
*  Aggregate cost for federal tax purposes.

-----------------------------------------------------------------------
                  GLOSSARY OF TERMS
  STRIP     --  Separate trading of registered interest and
                principal of securities
-----------------------------------------------------------------------





                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                              SIERRA TRUST FUNDS

1.  ORGANIZATION AND BUSINESS

Sierra Trust Funds (the "Company") was organized under the laws of the Commonwealth of Massachusetts on February 22, 1989 and is a business entity commonly known as a "Massachusetts business trust." The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company offers sixteen managed investment funds (the "Funds"): the Global Money, U.S. Government Money and California Money Funds (the "Money Funds"); the Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds (the "Bond Funds"); the Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds"); and the Target Maturity 2002 Fund.

Each of the Funds, except the Target Maturity 2002 Fund, offers three classes of shares, Class A Shares, Class B Shares and Class S Shares. The Target Maturity 2002 Fund offers only Class A Shares. Class A Shares of non-Money Funds are subject to an initial sales charge at the time of purchase. Class A Shares of Money Funds are not subject to an initial sales charge; however, certain Class A Shares of non-Money Funds purchased without an initial sales charge and Class A Shares of Money Funds received in exchange for such shares may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one year or two years of purchase, depending on the circumstances. Class B Shares and Class S Shares are not subject to an initial sales charge. Class B Shares of the Short Term High Quality Bond and Short Term Global Government Funds (the "Short Term Funds") that are redeemed within four years of purchase, and Class B Shares of the remaining Funds (the "Long Term Funds") that are redeemed within six years of purchase will be subject to a CDSC. Class B Shares of Money Funds are not available for purchase directly and may be purchased only by exchange for Class B Shares of non-Money Funds. Class S Shares are subject to a CDSC if redeemed within six years of purchase. Class S Shares are available only to investors who have Sierra Asset Management ("SAM") accounts or do not redeem their Class S Shares after they close their SAM accounts.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Money Funds: The investments of each Money Fund are valued on the basis of amortized cost so long as the Company's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Bond Funds and Equity Funds: A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the bid price at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or in the absence of a sale, is the mean between the last bid and offering price. Short-term investments that mature in 60 days or less are valued at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Each Fund's respective Sub-advisor, acting under the supervision of the Company's investment advisor, Sierra Investment Advisors Corporation ("Sierra Advisors"), and the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal, National Municipal, Growth and Income, Growth, Emerging Growth, International Growth and Target Maturity 2002 Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will maintain segregated accounts with the Trust's custodian consisting of U.S. Government securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Insured Intermediate Municipal, Growth and Income, Growth, Emerging Growth and International Growth Funds may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Call Option Purchased on U.S. Treasury Bond Futures," "Options Written," "Options on Foreign Currency Purchased" and "Call Options Written on Foreign Interest Rate Futures." These amounts reflect each contract's exposure to the underlying instrument at December 31, 1995. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Funds' exposure to the underlying instrument, or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

The Short Term High Quality Bond, Short Term Global Government, California Insured Intermediate Municipal, Growth and International Growth Funds may engage in options on foreign currency and options on interest rate futures as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal, National Municipal, Growth and Income, Growth, Emerging Growth and International Growth Funds may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at December 31, 1995. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gains/(loss) on security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through currency contracts at December 31, 1995. Forward foreign currency contracts that have been offset with different counterparties are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Because there is a risk of loss to the Funds if the counterparties do not complete the transaction, the Fund's Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees.

DOLLAR ROLL TRANSACTIONS:

The Short Term High Quality Bond, U.S. Government and Corporate Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Funds, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each non-Money Fund, and up to 10% of the assets of each Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Funds have valued the investments. These factors may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investment in illiquid securities.

CASH FLOW INFORMATION:

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statements of Assets and Liabilities and represents cash on hand at the Fund's custodian bank account and does not include any short term investments as of December 31, 1995. Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion of income recognized on investment securities and amortization of deferred organization costs.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Funds and the Bond Funds are declared daily and paid monthly. Dividends from the net investment income of the Growth and Income Fund are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Emerging Growth, International Growth and Target Maturity 2002 Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Company are allocated to all the Funds based upon relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class.

OTHER:

The California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal (the "Municipal Funds") and the Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Funds may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Funds to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be determined by such Fund's Sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3.  INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publicly held corporation, serves as investment advisor to the Company. Alliance Capital Management L.P. ("Alliance Capital"), a limited partnership whose general partner is Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, serves as the Sub-advisor to the U.S. Government Money and California Money Funds. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly traded company, serves as the Sub-advisor to the Global Money, Growth and Income and International Growth Funds. Van Kampen American Capital Management Inc. ("Van Kampen"), a wholly-owned subsidiary of VK/AC Holding, Inc., which is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership, serves as the Sub-advisor to the California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds. BlackRock Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of PNC Bank, N.A., an indirect wholly-owned subsidiary of PNC Bank Corp. ("PNC"), a publicly traded multi-bank holding company, serves as the Sub-advisor to the U.S. Government and Target Maturity 2002 Funds. TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., a privately held company, serves as the Sub-advisor to the Corporate Income Fund. Scudder, Stevens & Clark, Inc., a privately held corporation, serves as the Sub-advisor to the Short Term Global Government and Short Term High Quality Bond Funds. Janus Capital Corporation ("Janus"), an indirect majority-owned subsidiary of Kansas City Southern Industries, Inc., which is a publicly traded holding company, serves as the Sub-advisor to the Growth and Emerging Growth Funds. Each of the foregoing sub-advisors is referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors."

The Company pays Sierra Advisors a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month, out of which Sierra Advisors pays the Sub-advisor of each Fund a monthly fee, in arrears, at annual rates as follows:

                                                                                                                      FEES ON
                                                                                                    FEES ON            ASSETS
                                                                                                  ASSETS UP TO       EXCEEDING
                                               NAME OF FUND                                       $500 MILLION      $500 MILLION
                                               ------------                                       ------------      ------------
Global Money, U.S. Government Money and California Money Funds+
    Sierra Advisors ..............................................................................    .35%             .25%
    Sub-advisor ..................................................................................    .15%             .15%
                                                                                                      ---              ---
        Total fees paid to Sierra Advisors* ......................................................    .50%             .40%
                                                                                                      ===              ===

                                                                                                    FEES ON           FEES ON
                                                                                  FEES ON        ASSETS BETWEEN        ASSETS
                                                                                ASSETS UP TO       $200 AND           EXCEEDING
                                                                                $200 MILLION     $500 MILLION       $500 MILLION
                                                                                ------------     ------------       ------------
Short Term High Quality Bond Fund
    Sierra Advisors ..........................................................      .35%              .35%             .30%
    Sub-advisor ..............................................................      .15%              .10%             .10%
                                                                                    ---               ---              ---
        Total fees paid to Sierra Advisors* ..................................      .50%              .45%             .40%
                                                                                    ===               ===              ===
Short Term Global Government Fund
    Sierra Advisors ..........................................................      .37%              .55%             .45%
    Sub-advisor ..............................................................      .28%++            .10%             .10%
                                                                                    ---               ---              ---
        Total fees paid to Sierra Advisors* ..................................      .65%              .65%             .55%
                                                                                    ===               ===              ===

                                                                     WHEN "COMBINED ASSETS**"
                                  WHEN "COMBINED ASSETS**"           ARE BETWEEN $650 MILLION           WHEN "COMBINED ASSETS**"
                                 DO NOT EXCEED $650 MILLION               AND $1 BILLION                   EXCEED $1 BILLION
                               -------------------------------  -------------------------------    --------------------------------
                                 FEES ON         FEES ON          FEES ON          FEES ON           FEES ON           FEES ON
                              ASSETS UP TO   ASSETS EXCEEDING   ASSETS UP TO   ASSETS EXCEEDING    ASSETS UP TO    ASSETS EXCEEDING
                              $500 MILLION     $500 MILLION     $500 MILLION     $500 MILLION      $500 MILLION      $500 MILLION
                              ------------   ----------------   ------------   ----------------    ------------    --------------
U.S. Government Fund
    Sierra Advisors ..........    .415%           .315%             .45%             .35%              .50%              .40%
    Sub-advisor** ............    .185%           .185%             .15%             .15%              .10%              .10%
                                  ----            ----              ---              ---               ---               ---
        Total fees paid to
          Sierra Advisors*....    .600%           .500%             .60%             .50%              .60%              .50%
                                  ====            ====              ===              ===               ===               ===

                                                                                                                         FEES ON
                                                                                                       FEES ON            ASSETS
                                                                                                     ASSETS UP TO       EXCEEDING
                                                                                                     $500 MILLION      $500 MILLION
                                                                                                     ------------      ------------
Corporate Income Fund
    Sierra Advisors ..............................................................................       .35%             .25%
    Sub-advisor ..................................................................................       .30%             .25%
                                                                                                         ---              ---
        Total fees paid to Sierra Advisors* ......................................................       .65%             .50%
                                                                                                         ===              ===

                                                                                                     FEES ON           FEES ON
                                                                                   FEES ON        ASSETS BETWEEN       ASSETS
                                                                                 ASSETS UP TO        $150 AND          EXCEEDING
                                NAME OF FUND                                     $150 MILLION      $500 MILLION      $500 MILLION
                                ------------                                     ------------      ------------      ------------
California Municipal Fund
    Sierra Advisors .........................................................        .45%              .50%              .35%
    Sub-advisor*** ..........................................................        .20%              .15%              .15%
                                                                                     ---               ---               ---
        Total fees paid to Sierra Advisors* .................................        .65%              .65%              .50%
                                                                                     ===               ===               ===

                                                                                                     FEES ON           FEES ON
                                                                                   FEES ON        ASSETS BETWEEN        ASSETS
                                                                                 ASSETS UP TO        $75 AND          EXCEEDING
                                                                                 $75 MILLION       $500 MILLION      $500 MILLION
                                                                                 -----------      --------------     ------------
Florida Insured Municipal Fund
    Sierra Advisors .........................................................        .40%             .475%             .325%
    Sub-advisor .............................................................        .20%             .125%             .125%
                                                                                     ---              ----              ----
        Total fees paid to Sierra Advisors* .................................        .60%             .600%             .450%
                                                                                     ===              ====              ====
California Insured Intermediate Municipal Fund
    Sierra Advisors .........................................................        .45%             .525%             .375%
    Sub-advisor .............................................................        .20%             .125%             .125%
                                                                                     ---              ----              ----
        Total fees paid to Sierra Advisors* .................................        .65%             .650%             .500%
                                                                                     ===              ====              ====

                                                                                                     FEES ON           FEES ON
                                                                                   FEES ON        ASSETS BETWEEN        ASSETS
                                                                                 ASSETS UP TO        $150 AND          EXCEEDING
                                                                                $150 MILLION       $500 MILLION      $500 MILLION
                                                                                -------------     --------------     ------------
National Municipal Fund
    Sierra Advisors .........................................................        .40%              .45%              .30%
    Sub-advisor*** ..........................................................        .20%              .15%              .15%
                                                                                     ---               ---               ---
        Total fees paid to Sierra Advisors* .................................        .60%              .60%              .45%
                                                                                     ===               ===               ===

                                                                   FEES ON          FEES ON           FEES ON           FEES ON
                                                   FEES ON     ASSETS BETWEEN   ASSETS BETWEEN    ASSETS BETWEEN        ASSETS
                                                 ASSETS UP TO     $100 AND         $200 AND          $400 AND          EXCEEDING
                                                 $100 MILLION   $200 MILLION     $400 MILLION      $500 MILLION      $500 MILLION
                                                 ------------  --------------   --------------    --------------     ------------
Growth and Income Fund
    Sierra Advisors ...........................      .35%           .35%             .35%              .35%             .275%
    Sub-advisor ...............................      .45%           .40%             .35%              .30%             .300%
                                                     ---            ---              ---               ---              ----
        Total fees paid to Sierra Advisors* ...      .80%           .75%             .70%              .65%             .575%
                                                     ===            ===              ===               ===              ====

                                                                                                    FEES ON            FEES ON
                                                                                   FEES ON       ASSETS BETWEEN         ASSETS
                                                                                 ASSETS UP TO       $100 AND           EXCEEDING
                                                                                 $100 MILLION     $200 MILLION       $200 MILLION
                                                                                 ------------    --------------      ------------
Growth Fund
    Sierra Advisors .........................................................        .40%              .40%             .375%
    Sub-advisor .............................................................        .55%              .50%             .500%
                                                                                     ---               ---              ----
        Total fees paid to Sierra Advisors* .................................        .95%              .90%             .875%
                                                                                     ===               ===              ====

                                                                                                    FEES ON            FEES ON
                                                                                   FEES ON       ASSETS BETWEEN         ASSETS
                                                                                 ASSETS UP TO       $100 AND           EXCEEDING
                                                                                 $100 MILLION     $500 MILLION       $500 MILLION
                                                                                 ------------    --------------      ------------
Emerging Growth Fund
    Sierra Advisors .........................................................        .35%              .35%              .25%
    Sub-advisor .............................................................        .55%              .50%              .50%
                                                                                     ---               ---               ---
        Total fees paid to Sierra Advisors* .................................        .90%              .85%              .75%
                                                                                     ===               ===               ===

                                                                                                    FEES ON            FEES ON
                                                                                   FEES ON       ASSETS BETWEEN         ASSETS
                                                                                 ASSETS UP TO       $50 AND           EXCEEDING
                                                                                 $50 MILLION      $125 MILLION       $125 MILLION
                                                                                 ------------    --------------      ------------
International Growth Fund
    Sierra Advisors .........................................................        .35%              .35%              .25%
    Sub-advisor .............................................................        .60%              .50%              .40%
                                                                                     ---               ---               ---
        Total fees paid to Sierra Advisors* .................................        .95%              .85%              .65%
                                                                                     ===               ===               ===

                                                                                                                       FEES ON
                                                                                                     FEES ON            ASSETS
                                                                                                   ASSETS UP TO       EXCEEDING
                                                                                                   $500 MILLION      $500 MILLION
                                                                                                   ------------      ------------
Target Maturity 2002 Fund
    Sierra Advisors ...........................................................................        .20%              .15%
    Sub-advisor ...............................................................................        .05%+++           .05%
                                                                                                       ---               ---
        Total fees paid to Sierra Advisors* ...................................................        .25%              .20%
                                                                                                       ===               ===

--------------

  * Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.
 ** The monthly fee paid to BlackRock is based upon the combined average daily net assets of the U.S. Government Fund and The Sierra Variable Trust's U.S. Government Fund (together, the "Combined Assets").
*** Pursuant to the investment sub-advisory agreements with respect to each of the California Municipal and National Municipal Funds, when the combined average daily net assets of the California Municipal and National Municipal Funds (together, the "Combined Assets") exceed $750 million, the Sub-advisor will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at an annual rate as follows: .15% of the Combined Assets up to $1 billion; plus .125% of the Combined Assets over $1 billion.
 + Fees paid to Sierra Advisors are based on aggregate assets in the three Money Funds.
 ++  The Sub-advisor receives a minimum annual fee of $137,500.
+++  The Sub-advisor receives a minimum annual fee of $25,000.

Sierra Advisors has contractually agreed to limit the annual management fees that are payable under the investment advisory agreements with the Funds to the percentages as set forth below.

      Global Money Fund .......................................    .40%
      U.S. Government Money Fund ..............................    .40%
      California Money Fund ...................................    .40%
      U.S. Government Fund ....................................    .55%
      California Municipal Fund ...............................    .55%
      Florida Insured Municipal Fund ..........................    .55%
      California Insured Intermediate Municipal Fund ..........    .55%
      National Municipal Fund .................................    .55%

Fees voluntarily waived and expenses absorbed by Sierra Advisors for the six months ended December 31, 1995 are as follows:

                                 NAME OF FUND                                    FEES WAIVED      EXPENSES ABSORBED
                                 ------------                                    -----------      -----------------
  Global Money Fund ........................................................     $  291,932           $ 59,473
  U.S. Government Money Fund ...............................................         82,405              --
  California Money Fund ....................................................         70,879              --
  Short Term High Quality Bond Fund ........................................        127,900             28,810
  Short Term Global Government Fund ........................................        271,146              --
  U.S. Government Fund .....................................................      1,294,739            134,360
  Corporate Income Fund ....................................................        861,107              --
  California Municipal Fund ................................................        720,570              --
  Florida Insured Municipal Fund ...........................................        102,572             21,328
  California Insured Intermediate Municipal Fund ...........................        191,752             18,274
  National Municipal Fund ..................................................        352,691              --
  Target Maturity 2002 Fund ................................................          3,799             18,216

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC serves as administrator and transfer agent to each Fund. First Data Investor Services Group, Inc., ("FDISG"), formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as sub-administrator and sub-transfer agent to each Fund.

Sierra Administration is entitled to a monthly fee at an annual rate of .35% of each non-Money Fund's average daily net assets and at an annual rate of
 .30% of each Money Fund's average daily net assets. Out of its fee, Sierra Administration pays FDISG for its services as sub-administrator and sub-transfer agent. FDISG, as sub-administrator, is paid a gross annual fee of $1.71 million on the first $1.6 billion of aggregate average daily net assets of the Company, plus fees at the annual rate of .0452% on the next $1.3 billion aggregate average daily net assets of the Company, .0429% on the next $1.7 billion aggregate average daily net assets of the Company and .0362% on the next $3.1 billion aggregate average daily net assets of the Company.

Fees voluntarily waived by Sierra Administration for the six months ended December 31, 1995 are as follows:

                                         NAME OF FUND                                           FEES WAIVED
                                         ------------                                           -----------
  Global Money Fund .........................................................................    $  5,352
  Short Term High Quality Bond Fund .........................................................      11,630
  Short Term Global Government Fund .........................................................      15,947
  U.S. Government Fund ......................................................................     127,314
  Florida Insured Municipal Fund ............................................................      20,472
  California Insured Intermediate Municipal Fund ............................................      14,288
  Target Maturity 2002 Fund .................................................................       3,805

The Company also pays FDISG and Boston Safe Deposit and Trust Company ("Boston Safe"), the Company's custodian, certain custodial transaction charges reflected as administration fees. Boston Safe is an indirect wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Custodian fees for certain Funds have been reduced by credits allowed by Boston Safe for the six months ended December 31, 1995 as follows:

                                                                                              CREDITS ALLOWED
                                                                                                  BY THE
                                         NAME OF FUND                                            CUSTODIAN
                                         ------------                                         ---------------
  Global Money Fund .........................................................................     $   804
  U.S. Government Money Fund ................................................................       1,049
  Short Term High Quality Bond Fund .........................................................         635
  Short Term Global Government Fund .........................................................          49
  U.S. Government Fund ......................................................................      24,539
  Corporate Income Fund .....................................................................         203
  California Municipal Fund .................................................................      12,498
  Florida Insured Municipal Fund ............................................................       2,190
  California Insured Intermediate Municipal Fund ............................................       3,336
  National Municipal Fund ...................................................................       3,027
  Growth and Income Fund ....................................................................         415
  Growth Fund ...............................................................................       2,406
  Emerging Growth Fund ......................................................................       7,553
  International Growth Fund .................................................................       1,057
  Target Maturity 2002 Fund .................................................................       1,561

No director, officer or employee of Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, Sierra Investment Services Corporation ("Sierra Services"), a registered investment adviser and broker-dealer, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates receives any compensation from the Company for serving as an officer or Trustee of the Company. GW Securities is a wholly-owned subsidiary (directly held as of January 1, 1996) and Sierra Services is an indirect wholly-owned subsidiary of GWFC. The Company pays each Trustee who is not a director, officer or employee of GW Securities, Sierra Services, Sierra Advisors, the Sub-advisors or FDISG, or any of their affiliates, $7,500 per annum plus $1,500 per board meeting attended, $1,000 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on October 11, 1995, the Company's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits not later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Company's assets.

As of December 31, 1995, First Interstate Bank as Trustee for Great Western Employee Savings Plan - Aggressive Fund owned the following Class A Shares:

                                                                                                 NUMBER OF          PERCENTAGE OF
                                        NAME OF FUND                                              SHARES               SHARES
                                        ------------                                             ---------          -------------
  Emerging Growth Fund ...................................................................       1,304,210             9.67%

As of December 31, 1995, First Interstate Bank as Trustee for Great Western Employee Saving Plan - Balanced Fund owned the following Class A Shares:

                                                                                                 NUMBER OF          PERCENTAGE OF
                                        NAME OF FUND                                              SHARES               SHARES
                                        ------------                                             ---------          -------------
  Growth and Income Fund .................................................................         878,937             6.00%

As of December 31, 1995, Sierra Administration owned greater than five percent of Class S Shares of the following Funds:

                                                                                                 NUMBER OF          PERCENTAGE OF
                                        NAME OF FUND                                              SHARES               SHARES
                                        ------------                                             ---------          -------------
  U.S. Government Money Fund .............................................................        10,609                13.92%
  California Money Fund ..................................................................        10,326               100.00
  California Municipal Fund ..............................................................         1,039               100.00
  Florida Insured Municipal Fund .........................................................         1,142               100.00
  California Insured Intermediate Municipal Fund .........................................         1,057               100.00
  National Municipal Fund ................................................................         1,005               100.00

For the six months ended December 31, 1995, GW Securities and Sierra Services have informed the Funds that they received $1,205,474 and $521,920, respectively, representing commissions (front-end sales charges). In addition, for the six months ended December 31, 1995, Funds Distributor Inc. informed the Funds that they received $336,458 from CDSC fees.

4.  DISTRIBUTION PLAN

Sierra Services serves as distributor for Class A Shares, Class B Shares and Class S Shares of the Funds. Prior to December 20, 1995, Funds Distributor Inc., a registered broker-dealer, served as distributor for Class B Shares and Class S Shares of the Funds.

The Company has adopted a Distribution Plan (the "Class A Plan"), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, Sierra Services is paid an annual distribution fee of up to .25% of the average daily net assets of the Class A Shares of each Fund for activities primarily intended to result in the sale of Fund shares. (The Class A Plan applies to all Class A Shares of the Funds and all shares of the Funds that were outstanding at the time of commencement of the offering of Class B Shares or Class S Shares, which outstanding shares are treated for all purposes as Class A Shares.) For the Funds which offer Class B Shares and Class S Shares, the Company has also adopted a Rule 12b-1 distribution plan for each of the Class B Shares (the "Class B Plan") and Class S Shares (the "Class S Plan") of the Funds. Under the Class B Plan and the Class S Plan, Sierra Services is paid an annual distribution fee of up to .75% of the average daily net assets of the Class B Shares and Class S Shares of a Fund for activities primarily intended to result in the sale of Class B Shares and Class S Shares of the Fund, respectively. In addition, under the Class B Plan and the Class S Plan, Class B Shares and Class S Shares are also subject to a service fee at an annual rate of .25% of the average daily net assets of the Class B Shares and Class S Shares of the Fund, respectively. The service fee is paid by the Fund to Sierra Services, which in turn, pays the service fee to broker/dealers, including GW Securities, that sell Class B Shares and Class S Shares and provide services, such as, accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check, for the shareholders. Under their terms each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Company, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

For the six months ended December 31, 1995, the Funds incurred the following fees pursuant to the respective distribution plans described above:

                                                  CLASS A                 CLASS B                        CLASS S
                                                ------------      -----------------------       -------------------------
                                                DISTRIBUTION      DISTRIBUTION    SERVICE       DISTRIBUTION      SERVICE
     NAME OF FUND                                   FEE               FEE           FEE              FEE            FEE
     ------------                               ------------      ------------    -------       ------------      -------
Global Money Fund .............................   $167,208          $   907       $   303          $44,842        $14,947
U.S. Government Money Fund ....................     52,480              445           148              703            235
California Money Fund .........................     62,697              262            87               38             13
Short Term High Quality Bond Fund .............     55,828           11,948         3,983           12,416          4,139
Short Term Global Government Fund .............    116,035            5,067         1,689            8,837          2,945
U.S. Government Fund ..........................    559,230           54,399        18,133           33,466         11,155
Corporate Income Fund .........................    449,274           69,088        23,030           28,116          9,372
California Municipal Fund .....................    502,998           35,074        11,691               41             14
Florida Insured Municipal Fund ................     41,324           15,859         5,286               40             14
California Insured Intermediate Municipal Fund.     69,506           52,920        17,640               42             14
National Municipal Fund .......................    326,558           19,527         6,509               40             14
Growth and Income Fund ........................    227,495           37,099        12,367           75,681         25,227
Growth Fund ...................................    214,171           39,275        13,092           97,756         32,585
Emerging Growth Fund ..........................    276,255           49,556        16,519           76,918         25,639
International Growth Fund .....................    109,469            9,837         3,279           52,141         17,380
Target Maturity 2002 Fund .....................      3,799            --            --               --             --

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended December 31, 1995 were as follows:

                              NAME OF FUND                                    PURCHASES              SALES
                              ------------                                    ---------              -----
  Short Term High Quality Bond Fund ...................................     $ 13,171,874         $ 12,233,299
  Short Term Global Government Fund ...................................       32,921,536           60,168,159
  Corporate Income Fund ...............................................        3,418,493           44,988,605
  California Municipal Fund ...........................................       34,061,612           52,344,395
  Florida Insured Municipal Fund ......................................       13,525,416           12,787,908
  California Insured Intermediate Municipal Fund ......................        6,640,000            8,756,956
  National Municipal Fund .............................................       23,959,504           44,809,883
  Growth and Income Fund ..............................................       78,589,483           69,119,007
  Growth Fund .........................................................      200,768,802          172,617,291
  Emerging Growth Fund ................................................      233,088,108          185,694,241
  International Growth Fund ...........................................       30,170,541           38,139,882

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended December 31, 1995 were as follows:

                              NAME OF FUND                                    PURCHASES              SALES
                              ------------                                    ---------              -----
  Short Term High Quality Bond Fund ...................................     $ 31,487,841         $ 42,413,192
  Short Term Global Government Fund ...................................        1,576,137            1,273,439
  U.S. Government Fund ................................................      728,324,276          748,355,416
  Corporate Income Fund ...............................................       47,842,336           61,157,242
  Target Maturity 2002 Fund ...........................................          680,487              --

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                              TAX BASIS            TAX BASIS
                                                                             UNREALIZED           UNREALIZED
                              NAME OF FUND                                  APPRECIATION         DEPRECIATION
                              ------------                                  ------------         ------------
  Short Term High Quality Bond Fund ...................................      $   721,135          $   25,647
  Short Term Global Government Fund ...................................        3,183,893             687,548
  U.S. Government Fund ................................................       13,675,243             239,443
  Corporate Income Fund ...............................................       37,933,486              35,870
  California Municipal Fund ...........................................       31,027,954              18,734
  Florida Insured Municipal Fund ......................................        2,247,252              --
  California Insured Intermediate Municipal Fund ......................        4,319,500              --
  National Municipal Fund .............................................       24,340,763             483,779
  Growth and Income Fund ..............................................       29,956,085           7,665,119
  Growth Fund .........................................................       35,143,077           3,642,845
  Emerging Growth Fund ................................................       61,728,570           3,943,391
  International Growth Fund ...........................................       10,998,509           9,253,739
  Target Maturity 2002 Fund ...........................................          253,316              --

Option activity for the Short Term Global Government Fund for the six months ended December 31, 1995 was as follows:

                                                                                                 PRINCIPAL
  OPTIONS ON FOREIGN CURRENCY:                                              PREMIUM                AMOUNT
  ----------------------------                                            -----------          --------------
  Options outstanding at June 30, 1995 .............................      $   793,146           1,025,903,503
  Options written ..................................................        1,822,590          40,021,381,205
  Options expired ..................................................         (129,614)         (5,324,896,265)
  Options closed ...................................................       (2,082,155)        (28,849,261,078)
                                                                          -----------          --------------
  Options outstanding at December 31, 1995 .........................      $   403,967           6,873,127,365
                                                                          ===========          ==============

                                                                                                 NUMBER OF
  OPTIONS ON FOREIGN INTEREST RATE FUTURES:                                 PREMIUM              CONTRACTS
  -----------------------------------------                                 -------              ---------
  Options outstanding at June 30, 1995 .............................       $ 160,050                120
  Options written ..................................................          92,815                 76
  Options closed ...................................................        (252,865)               (196)
                                                                           ---------                ---
  Options outstanding at December 31, 1995 .........................       $       0                  0
                                                                           =========                ===

Option activity for the Short Term High Quality Bond Fund for the six months ended December 31, 1995 was as follows:

                                                                                                 NUMBER OF
  WRITTEN OPTIONS:                                                          PREMIUM              CONTRACTS
  ----------------                                                          -------              ---------
  Options outstanding at June 30, 1995 .............................       $      0                      0
  Options written ..................................................         36,867              5,192,611
  Options closed ...................................................        (36,867)            (5,192,611)
                                                                           --------              ---------
  Options outstanding at December 31, 1995 .........................       $      0                      0
                                                                           ========              =========

Information regarding dollar roll transactions by the U.S. Government and Corporate Income Funds is as follows:

                                                                        U.S. GOVERNMENT          CORPORATE
  DOLLAR ROLL TRANSACTIONS:                                                  FUND               INCOME FUND
  -------------------------                                             ---------------         -----------
  Maximum amount outstanding during the period .....................     $194,156,211           $52,833,656
  Average amount outstanding during the period* ....................     $133,656,183           $43,623,072
  Average monthly shares outstanding during the period .............       48,378,211            36,261,350
  Average debt per share outstanding during the period .............            $2.76                 $1.20

--------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the period ended December 31, 1995.

Fee income earned for the six months ended December 31, 1995 by the U.S. Government and Corporate Income Funds for dollar roll transactions aggregated $793,115 and $417,994, respectively.

Information regarding reverse repurchase agreement transactions by the U.S. Government Fund is as follows:

                                                                                              U.S. GOVERNMENT
  REVERSE REPURCHASE AGREEMENTS:                                                                    FUND
  ------------------------------                                                              ---------------
  Maximum amount outstanding during the period ..........................................       $135,105,000
  Average amount outstanding during the period* .........................................        $16,365,400
  Average monthly shares outstanding during the period ..................................         48,378,211
  Average debt per share outstanding during the period ..................................              $0.34

--------------
* The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended December 31, 1995.

Interest rates ranged from 1.25% to 6.10% during the period. Interest paid for the six months ended December 31, 1995, on borrowings by the Fund under reverse repurchase agreements, aggregated $412,243.

6.  SHARES OF BENEFICIAL INTEREST

The Company may issue an unlimited number of shares of beneficial interest each without par value.

7.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, Sierra Advisors has agreed to reimburse the Fund promptly.

8.  CAPITAL LOSS CARRYFORWARDS

At June 30, 1995, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                        EXPIRING IN     EXPIRING IN     EXPIRING IN       EXPIRING IN
                     NAME OF FUND                           2000            2001            2002             2003
                     ------------                       -----------     -----------     -----------       -----------
  U.S. Government Money Fund ........................        --              --            $9,246         $     1,367
  California Money Fund .............................      $7,635          $5,715           7,549               1,294
  Short Term High Quality Bond Fund .................        --              --              --               206,653
  U.S. Government Fund ..............................        --              --              --            37,871,949
  Corporate Income Fund .............................        --              --              --            22,615,168
  California Municipal Fund .........................        --              --              --             9,970,802
  Florida Insured Municipal Fund ....................        --              --              --             1,590,869
  Target Maturity 2002 Fund .........................        --              --              --                     6

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended June 30, 1995, the following Funds have elected to defer losses occurring between November 1, 1994 and June 30, 1995 under these rules, as follows:

                                                                             CAPITAL                 CURRENCY
                             NAME OF FUND                                LOSSES DEFERRED         LOSSES DEFERRED
                             ------------                                ---------------         ---------------
  U.S. Government Money Fund .......................................       $       887                  --
  California Money Fund ............................................            18,868                  --
  Short Term High Quality Bond Fund ................................           811,659                  --
  Short Term Global Government Fund ................................         3,185,777                  --
  U.S. Government Fund .............................................        37,363,428                  --
  Corporate Income Fund ............................................         8,589,806                  --
  California Municipal Fund ........................................         5,828,612                  --
  Florida Insured Municipal Fund ...................................         1,598,841                  --
  National Municipal Fund ..........................................        11,227,420                  --
  International Growth Fund ........................................            --                  $2,624,291

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1996.

9.  GEOGRAPHIC AND INDUSTRY CONCENTRATION

There are certain risks arising from the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Funds' concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

In addition, the Global Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The Global Money, Short Term Global Government, Corporate Income, Growth, Emerging Growth and International Growth Funds invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

10.  SUBSEQUENT EVENT

It is anticipated that effective March 1, 1996 the maximum sales charge for Class A Shares of the Equity Funds will increase from 4.50% to 5.75%.

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







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

CONTINUED FROM PAGE 2

market is reasonably priced. In the coming year, however, if earnings "surprises" are on the negative side, it may result in temporary periods of market fluctuation or weakness. On the other hand, weak earnings don't always cause market reaction if such weakness is expected to be temporary.

The U.S. corporate sector has excelled at restructuring, writing off unproductive assets, downsizing, and merging or spinning off to increase efficiencies. Although there is a chance that stock prices could be negatively impacted by over-valuation in certain areas, we remain optimistic over the long term for strong earnings growth among individual companies.

For example, we see long-term opportunity for many global companies, regardless of economic cycles domestically. As firms sell into global markets, they start to protect their businesses from the cyclical conditions of any one market, accelerate the demand for their products, and thus improve profitability.

POSITIVE LONG-TERM OUTLOOK

Although a more cautious approach to investing may be necessary over the next year, we see many trends underway that will, over time, strongly support a positive outlook for not only U.S. companies, but companies around the world as well.

Over the long term, efforts to balance the federal budget and cut the government deficit, if successful, should also be positive for the U.S. economy and the markets. As the borrowing needs of the U.S. government decline, so might long-term interest rates. Low inflation and stable or declining interest rates should have a very positive impact on the bond market.

Additionally, the fact that Baby Boomers are reaching their peak earning and saving years is a longer-term, structural change that could positively impact financial markets.

Dow Jones Industrial Average
as of December 31, 1995

The Dow Reached New Highs in 1995.

Plot points

           Label         A
--------------------------------
Label
--------------------------------
   1      12/31/83      1258.64
   2      12/31/84      1211.57
   3      12/31/85      1546.67
   4      12/31/86      1895.95
   5      12/31/87      1938.83
   6      12/31/88      2168.57
   7      12/31/89      2753.2
   8      12/31/90      2633.66
   9      12/31/91      3168.8
  10      12/31/92      3301.12
  11      12/31/93      3754.1
  12      12/31/94      3834.44
  13      12/31/95      5117.12

Source: Bloomberg Business News



About one-third of the U.S. population is composed of Boomers, a generation whose members are increasingly taking notice of the need to take personal responsibility for retirement planning and investing. This group contributed substantially to last year's surge in the amount of money invested in stock and bond mutual funds (nearly $2 trillion today, compared to $77 billion in 1982). Assuming economic fundamentals remain favorable, this source of buying power should remain strong.

INTERNATIONAL MARKETS
SHOW POTENTIAL

Although not turning in as strong a performance as the U.S. stock market, many foreign markets posted positive returns in 1995. For the year ending December 31, 1995, international stocks represented by Morgan Stanley Capital International's EAFE Index returned 11.21% in U.S. dollar terms.

Since 1993, many investors have been disappointed with the relatively slow pace of economic growth abroad and the resulting lackluster returns on foreign investments. However, many of these markets are beginning to appear increasingly undervalued relative to the U.S. stock market. As a result, institutional money managers, including pension funds and insurers, are beginning to allocate a slightly larger percentage of their portfolios to foreign markets in 1996.


Japan, representing one of the largest foreign stock markets, showed signs of stronger economic growth and significant market recovery in the latter part of 1995. One reason for investor optimism is the recent stabilization of the value of the yen compared to the dollar at levels that appear to allow Japanese companies to earn a profit on exports to the U.S. In addition, extremely low interest rates and large-scale government spending in Japan has led economists to project a 2% increase in GDP in 1996.

Emerging market countries, in large part, recovered during the year from the massive capital outflows experienced at the end of 1994 and early in 1995. Emerging markets are expected to receive an increased percentage of institutional investors' allocations in 1996.

HOW INVESTORS CAN PREPARE
IN 1996 AND BEYOND

The past year provided very positive returns for many mutual fund investors. However, inevitable market swings, such as those that occurred in 1994, accompany all long-term investment cycles. Investors' expectations should therefore be geared for these normal market events.

While you can't eliminate investment risk altogether, you can effectively manage risk by maintaining a long-term investment perspective, diversifying your assets among the appropriate combination of investment categories, and periodically reviewing your portfolio to ensure that it remains on track to achieve your financial objectives.

Clear objectives and portfolio diversification will help you manage risk and protect your investments from most unforeseen economic or market changes. The new year is an ideal time to meet with your Investment Representative to review your portfolio and ensure that it remains appropriately structured to meet your goals in any market environment.

--------------------------------------------------------------------------------
                              TIME -- NOT TIMING --
                         CAN LEAD TO INVESTMENT SUCCESS.
--------------------------------------------------------------------------------

THE STOCK MARKET'S record-breaking highs in 1995 captured public attention and contributed to record inflows to stock mutual funds. This surge into equity funds, at the same time the Dow Jones Industrial Average exceeded the 5,000 level, may suggest that many investors still attempt to "time" the markets when managing their investments.

     One simple fact of investing is true: Markets will rise and markets will decline. It's no secret, however, that leaping in and out of the market can negatively impact the most well-intentioned investor. This has left many investors uneasy, wondering how they can take advantage of today's market conditions.

     For most investors, the best way to achieve financial success is through a disciplined, long-term investment program that is properly diversified. So when is the best time to invest? What can today's investor do?

PAY YOURSELF FIRST

By paying your mutual fund first, with the same amount of money each month, you are actually paying yourself in future earnings. This is known as dollar-cost averaging -- or systematic investing, and it accomplishes two things:

1. When you invest on a monthly basis, you're buying shares at varying prices; more shares when prices are low, and fewer shares when prices are on the rise. Even during periods of market fluctuation, you can benefit from purchasing shares at lower prices.

     The chart below illustrates how your price per share reaches an average over time, and how this systematic investment method can work to actually lower your average cost per share over the long term.

2. By owning shares at many different prices, you reduce the risk of buying at the top of the market. Investing regularly over time helps to even out share price highs and lows. No matter how much the market fluctuates, you won't be investing all of your money at one time when share prices are at their steepest.

THE BENEFITS OF
DOLLAR-COST AVERAGING

Dollar-cost averaging actually takes the guesswork out of investment timing. This, combined with the market's tendency to move upward over time, can give you the opportunity for better overall returns in the long run.*

     Investing systematically is one of the most proficient and convenient ways to reach long-term financial goals. By investing on a regular basis, you can ease into the investment markets over time, rather than diving in head first. Dollar-cost averaging can also be a good way to add a growth component to your investment portfolio. The fact that growth investments typically fluctuate in value can actually work to your advantage in a systematic investing program.

SIERRA'S AUTOMATIC
INVESTMENT PLAN

SIERRA TRUST FUNDS offers an automatic investment plan that makes it easy for shareholders to take advantage of dollar-cost averaging. You determine the amount you want to set aside each month, as much as you wish, or as little as $25. Your investment is drawn automatically from your bank account and is placed directly into your SIERRA TRUST FUNDS account around the 15th of every month. The minimum for opening a SIERRA Automatic Investment Plan is only $100, and it's an affordable and convenient way to begin an investment program for yourself, your children or your grandchildren.

     For more information on the SIERRA Automatic Investment Plan, contact your Investment Representative.


BENEFITS OF DOLLAR-COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------
Month              Price Per Share  Shares Purchased  Amount Invested
                                                                           Average Price                     $24.83
 January                  $25              40.00          $1,000           Per Share:                        ($149 / 6)
--------------------------------------------------------------------       ---------------------------------------------------
 March                    $24              41.67          $1,000
--------------------------------------------------------------------       INVESTOR'S AVERAGE                $24.73
 May                      $22              45.45          $1,000           COST PER SHARE:                   ($6,000 / 242.62)
--------------------------------------------------------------------       ---------------------------------------------------
 July                     $25              40.00          $1,000
--------------------------------------------------------------------       Value of Shares with
 September                $26              38.46          $1,000           Lump-Sum Purchase in January:     $6,480
---------------------------------------------------------------------      ---------------------------------------------------
 November                 $27              37.04          $1,000           VALUE OF SHARES USING
---------------------------------------------------------------------      DOLLAR-COST AVERAGING:            $6,551
 TOTAL                   $149             242.62          $6,000

The example above is for illustrative purposes only and is not intended to reflect the return from any SIERRA TRUST FUND or any other specific investment.

* As with any investment strategy, a program of regular investing will not guarantee a profit nor protect your investment against depreciation in a declining market. Investors should consider their financial ability to continue to purchase through periods of low price levels.



                                                                       [LOGO]

                                     [LOGO]

This Semi-Annual Report is published for the general information of the shareholders of the SIERRA TRUST FUNDS. It is authorized for distribution to prospective investors only when preceded or accompanied by a current SIERRA TRUST FUNDS prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

THE SIERRA TRUST FUNDS are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by the depository institution. These securities are subject to investment risks, including possible loss of principal amount invested.

                                 Distributed by
                     SIERRA INVESTMENT SERVICES CORPORATION
                                   Member NASD

SIERRA TRUST FUNDS                                               Bulk Rate
9301 Corbin Avenue, Suite 333                                    U.S. Postage
Post Office Box 1160                                             PAID
Northridge, California 91328-1160                                Van Nuys, CA
                                                                 Permit No. 987

6348 (2/96) 110K